UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986
                                   ---------

                      FRANKLIN INVESTORS SECURITIES TRUST
                      -----------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/04
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.

                                                OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                Franklin Convertible
                                                Securities Fund

                                                Franklin Equity Income Fund

                                                Franklin Limited Maturity
                                                U.S. Government Securities Fund



[GRAPHIC OMITTED]

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                      ANNUAL REPORT AND SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                                    FRANKLIN
                           INVESTORS SECURITIES TRUST

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                                                  Eligible shareholders can
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                                                  See inside for details.
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                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                             FRANKLIN o TEMPLETON o
                                 Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Not part of the annual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Franklin Convertible Securities Fund ......................................    3

Franklin Equity Income Fund ...............................................   12

Franklin Limited Maturity U.S. Government Securities Fund .................   24

Financial Highlights and Statements of Investments ........................   34

Financial Statements ......................................................   52

Notes to Financial Statements .............................................   57

Report of Independent Registered Public Accounting Firm ...................   71

Tax Designation ...........................................................   72

Board Members and Officers ................................................   73

Shareholder Information ...................................................   78

--------------------------------------------------------------------------------


ANNUAL REPORT

FRANKLIN CONVERTIBLE SECURITIES FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk by investing atleast 80% of its net assets in convertible securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN

Franklin Convertible Securities Fund Based on Total Net Assets as of 10/31/04

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Convertible Bonds ...........................   50.0%
Convertible Preferred Stocks ................   41.6%
Common Stocks & Warrants ....................    2.3%
Short-Term Investments & Other Net Assets ...    6.1%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Convertible Securities Fund's annual report for the fiscal year ended October 31, 2004.

PERFORMANCE OVERVIEW

For the year under review, Franklin Convertible Securities Fund - Class A posted a +14.06% cumulative total return. The Fund outperformed its benchmark, the Goldman Sachs/Bloomberg U.S. Convertible 100 Index, which posted a 6.96% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

1. Source: Standard & Poor's Micropal. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index comprises 100 convertible securities designed to provide investors with an accurate, objective and reliable benchmark for the U.S. convertible market. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 36.


                                                               Annual Report | 3

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended October 31, 2004, the economy moved ahead with annualized gross domestic product (GDP) rising modestly amid mixed conditions. While fluctuating consumer confidence was more subdued than in recent years, consumer spending supported strong auto sales and increased durable goods consumption toward period-end. Similarly, business spending rose even as business confidence weakened after peaking in the summer. With improving balance sheets and stronger cash flows, many companies entered an upgrade cycle and invested in new technologies, driving equipment spending up 14.9% in 2004's third quarter.(2)

Job creation was strong in October 2004. Unemployment dropped from 6.0% a year earlier to 5.5%.(3) More than one-half of the jobs lost during the recession have been recovered; however, most were part-time or temporary. Given concerns over rising benefits costs and soft economic recovery, many companies turned to temporary employment or opted for continued hiring freezes.

The U.S. dollar weakened and by October 2004 it had fallen to an eight-month low against the euro and a six-month low against the yen. The widening trade deficit and possibility for higher import prices amplified inflationary pressures. Energy prices, especially for crude oil, hit record high levels. Aiming to keep inflation low, the Federal Reserve Board (Fed) raised the federal funds target rate in June, August and September, from 1.00% to 1.75%. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets sustained a rally through early 2004, then flattened and fluctuated with dramatic losses and gains through year-end. For example, the Dow Jones Industrial Average fell to an 11-month low of 9,750 on October 25, followed by two days of 100-point-plus gains, largely because of a drop in oil prices.(4) Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong. Investor sentiment improved late in the period despite the mixed signals. The Standard & Poor's 500 Composite Index (S&P 500) rose 9.41%

2.   Source: Bureau of Economic Analysis.

3.   Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.


4 | Annual Report
for the year under review, while the technology-heavy NASDAQ Composite Index increased 2.72%.(5)

INVESTMENT STRATEGY

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks' potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like -- reducing their ability to appreciate with increases in the underlying common stock -- we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund's upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

MANAGER'S DISCUSSION

Investments in health care related companies contributed to the Fund's strong return during the year under review. In particular, a position in managed care company Sierra Health Services boosted Fund performance. In addition, the Fund benefited from exposure to biotechnology companies Gilead Sciences, a maker of drugs used in HIV therapy, and a new position in Protein Design Labs.

The Fund benefited from its energy-related holdings. Relatively high natural gas prices during the reporting period helped boost performance through positions in natural gas producing companies such as Williams, Chesapeake Energy and Devon Energy (Kerr-McGee preferred stock convertible into Devon common stock). Additionally, electric utilities helped performance with gains from Nevada-based Sierra Pacific Resources, independent power producers Reliant Resources and Dynegy, and a new position in Aquila.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

TOP 5 PREFERRED STOCKS
Franklin Convertible Securities Fund
10/31/04

--------------------------------------------
COMPANY                           % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
--------------------------------------------
Ford Motor Co. Capital Trust II      2.8%
   CONSUMER DURABLES
--------------------------------------------
Chesapeake Energy Corp.              1.9%
   ENERGY MINERALS
--------------------------------------------
Unumprovident Corp.                  1.8%
   FINANCE
--------------------------------------------
Host Marriott Corp.                  1.8%
   REAL ESTATE INVESTMENT TRUSTS
--------------------------------------------
Temple Inland Inc.                   1.8%
   PROCESS INDUSTRIES
--------------------------------------------

TOP 5 BONDS
Franklin Convertible Securities Fund
10/31/04

--------------------------------------------
COMPANY                           % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
--------------------------------------------
Tyco International Group SA          2.2%
   CONSUMER SERVICES
--------------------------------------------
NII Holdings Inc.                    2.0%
   COMMUNICATIONS
--------------------------------------------
Gap Inc.                             1.9%
   RETAIL TRADE
--------------------------------------------
Liberty Media Corp. into Viacom      1.7%
   CONSUMER SERVICES
--------------------------------------------
Countrywide Financial Corp.          1.7%
   FINANCE
--------------------------------------------

                                                               Annual Report | 5

The Fund was also helped by the performance of securities issued by security software maker Symantec and by Latin American wireless services provider NII Holdings, which operates under the Nextel brand name. Moreover, Tyco International Group aided Fund performance, as did positions in soybean processor Bunge and mortgage company Countrywide Financial.

Despite the Fund's solid return during the period, several Fund positions hindered performance. These positions included automaker General Motors, advertising company Interpublic Group, waste management company Allied Waste Industries, and clothing retailers Gap and Casual Male Retail Group, a big and tall apparel company. Holdings in defensive positions (with less sensitivity to economic cycles) detracted from performance, such as distribution companies AmerisourceBergen and Performance Food Group. We took advantage of weakness to add to positions in Ford, AmerisourceBergen, and Allied Waste, while we eliminated our Performance Food holdings.

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.


                         /s/ Alan E. Muschott
[PHOTO OMITTED]          ----------------------------
                         Alan E. Muschott, CFA


                         /s/ Edward D. Perks
[PHOTO OMITTED]          ----------------------------
                         Edward D. Perks, CFA

                         Portfolio Management Team
                         Franklin Convertible Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY.

ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

PERFORMANCE SUMMARY AS OF 10/31/04

FRANKLIN CONVERTIBLE SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------
CLASS A                                      CHANGE   10/31/04   10/31/03
-------------------------------------------------------------------------
Net Asset Value (NAV)                        +$1.26    $15.16     $13.90
-------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
-------------------------------------------------------------------------
Dividend Income                    $0.6688
-------------------------------------------------------------------------
CLASS C                                      CHANGE   10/31/04   10/31/03
-------------------------------------------------------------------------
Net Asset Value (NAV)                        +$1.24    $15.05     $13.81
-------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
-------------------------------------------------------------------------
Dividend Income                    $0.5652
-------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------
CLASS A                                       1-YEAR    5-YEAR        10-YEAR
------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +14.06%   +58.86%       +169.11%
------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +7.49%    +8.40%         +9.76%
------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $10,749   $14,969        $25,369
------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)           +12.25%    +8.82%         +9.81%
------------------------------------------------------------------------------------
   Distribution Rate(5)               4.16%
------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)       2.65%
------------------------------------------------------------------------------------

CLASS C                                      1-YEAR    5-YEAR    INCEPTION (10/2/95)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +13.21%   +53.10%       +114.38%
------------------------------------------------------------------------------------
Average Annual Total Return(2)                +12.21%    +8.89%         +8.76%
------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $11,221   $15,310        $21,438
------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)           +17.27%    +9.31%         +8.91%
------------------------------------------------------------------------------------
   Distribution Rate(5)               3.76%
------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)       2.07%
------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 7

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------
CLASS A   10/31/04
------------------
1-Year     +7.49%
------------------
5-Year     +8.40%
------------------
10-Year    +9.76%
------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Convertible       Goldman-Sachs/Bloomberg
   Date      Securities Fund - Class A   U.S. Convertible 100 Index
----------   -------------------------   --------------------------
 11/1/1994            $ 9,427                      $10,000
11/30/1994            $ 9,156                      $ 9,649
12/31/1994            $ 9,132                      $ 9,578
 1/31/1995            $ 9,075                      $ 9,767
 2/28/1995            $ 9,264                      $10,090
 3/31/1995            $ 9,529                      $10,388
 4/30/1995            $ 9,787                      $10,637
 5/31/1995            $10,078                      $10,943
 6/30/1995            $10,371                      $11,309
 7/31/1995            $10,792                      $11,656
 8/31/1995            $10,893                      $11,802
 9/30/1995            $11,096                      $11,939
10/31/1995            $10,858                      $11,680
11/30/1995            $11,140                      $12,145
12/31/1995            $11,341                      $12,212
 1/31/1996            $11,551                      $12,560
 2/29/1996            $11,733                      $12,775
 3/31/1996            $11,852                      $12,951
 4/30/1996            $12,138                      $13,072
 5/31/1996            $12,387                      $13,306
 6/30/1996            $12,192                      $13,214
 7/31/1996            $11,747                      $12,775
 8/31/1996            $12,166                      $13,182
 9/30/1996            $12,645                      $13,612
10/31/1996            $12,672                      $13,537
11/30/1996            $13,135                      $13,994
12/31/1996            $13,193                      $13,887
 1/31/1997            $13,784                      $14,135
 2/28/1997            $13,640                      $14,183
 3/31/1997            $13,342                      $14,074
 4/30/1997            $13,374                      $14,272
 5/31/1997            $14,045                      $14,940
 6/30/1997            $14,501                      $15,382
 7/31/1997            $15,261                      $16,296
 8/31/1997            $15,376                      $16,173
 9/30/1997            $16,026                      $16,985
10/31/1997            $15,520                      $16,577
11/30/1997            $15,647                      $16,520
12/31/1997            $15,868                      $16,593
 1/31/1998            $15,640                      $16,526
 2/28/1998            $16,019                      $17,388
 3/31/1998            $16,158                      $18,029
 4/30/1998            $16,355                      $18,227
 5/31/1998            $15,889                      $17,734
 6/30/1998            $15,563                      $17,838
 7/31/1998            $15,176                      $17,441
 8/31/1998            $13,515                      $15,422
 9/30/1998            $13,786                      $15,720
10/31/1998            $13,978                      $16,340
11/30/1998            $14,467                      $17,069
12/31/1998            $14,760                      $17,876
 1/31/1999            $15,098                      $18,443
 2/28/1999            $14,395                      $17,871
 3/31/1999            $14,372                      $18,187
 4/30/1999            $14,995                      $19,216
 5/31/1999            $15,313                      $19,400
 6/30/1999            $15,856                      $19,697
 7/31/1999            $15,656                      $19,634
 8/31/1999            $15,793                      $19,523
 9/30/1999            $15,743                      $19,079
10/31/1999            $15,969                      $19,592
11/30/1999            $16,633                      $20,217
12/31/1999            $17,882                      $21,552
 1/31/2000            $18,286                      $21,723
 2/29/2000            $19,428                      $22,286
 3/31/2000            $20,091                      $22,878
 4/30/2000            $19,776                      $22,332
 5/31/2000            $19,443                      $21,935
 6/30/2000            $20,226                      $23,228
 7/31/2000            $19,900                      $22,945
 8/31/2000            $21,536                      $24,970
 9/30/2000            $21,358                      $24,275
10/31/2000            $20,842                      $23,363
11/30/2000            $18,981                      $20,938
12/31/2000            $20,629                      $22,064
 1/31/2001            $22,107                      $23,751
 2/28/2001            $20,797                      $22,013
 3/31/2001            $20,100                      $20,952
 4/30/2001            $21,500                      $21,773
 5/31/2001            $21,348                      $21,556
 6/30/2001            $20,941                      $20,841
 7/31/2001            $20,675                      $20,642
 8/31/2001            $20,033                      $20,241
 9/30/2001            $18,267                      $18,935
10/31/2001            $18,934                      $19,200
11/30/2001            $20,113                      $19,961
12/31/2001            $20,797                      $20,272
 1/31/2002            $20,419                      $19,856
 2/28/2002            $19,907                      $19,163
 3/31/2002            $20,871                      $19,877
 4/30/2002            $20,713                      $19,506
 5/31/2002            $20,297                      $19,361
 6/30/2002            $18,785                      $18,354
 7/31/2002            $17,191                      $17,228
 8/31/2002            $17,393                      $17,583
 9/30/2002            $16,433                      $16,688
10/31/2002            $16,711                      $17,272
11/30/2002            $18,017                      $18,644
12/31/2002            $17,562                      $18,392
 1/31/2003            $17,718                      $18,661
 2/28/2003            $17,656                      $18,561
 3/31/2003            $17,915                      $18,720
 4/30/2003            $19,120                      $19,622
 5/31/2003            $20,373                      $20,533
 6/30/2003            $20,709                      $20,448
 7/31/2003            $21,026                      $20,596
 8/31/2003            $21,231                      $20,892
 9/30/2003            $21,393                      $21,113
10/31/2003            $22,241                      $21,749
11/30/2003            $22,929                      $22,051
12/31/2003            $23,787                      $22,674
 1/31/2004            $24,533                      $23,192
 2/29/2004            $24,776                      $23,334
 3/31/2004            $25,037                      $23,422
 4/30/2004            $24,939                      $22,900
 5/31/2004            $25,037                      $23,055
 6/30/2004            $25,434                      $23,452
 7/31/2004            $24,788                      $22,932
 8/31/2004            $24,805                      $22,869
 9/30/2004            $25,486                      $23,204
10/31/2004            $25,369                      $23,263

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS C                     10/31/04
------------------------------------
1-Year                       +12.21%
------------------------------------
5-Year                        +8.89%
------------------------------------
Since Inception (10/2/95)     +8.76%
------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Convertible       Goldman-Sachs/Bloomberg
   Date      Securities Fund - Class C   U.S. Convertible 100 Index
----------   -------------------------   --------------------------
 10/2/1995            $10,000                      $10,000
10/31/1995            $ 9,805                      $ 9,782
11/30/1995            $10,064                      $10,173
12/31/1995            $10,227                      $10,228
 1/31/1996            $10,420                      $10,520
 2/29/1996            $10,572                      $10,700
 3/31/1996            $10,676                      $10,847
 4/30/1996            $10,930                      $10,948
 5/31/1996            $11,142                      $11,144
 6/30/1996            $10,963                      $11,068
 7/31/1996            $10,556                      $10,700
 8/31/1996            $10,920                      $11,040
 9/30/1996            $11,344                      $11,401
10/31/1996            $11,357                      $11,338
11/30/1996            $11,776                      $11,720
12/31/1996            $11,814                      $11,631
 1/31/1997            $12,336                      $11,839
 2/28/1997            $12,200                      $11,879
 3/31/1997            $11,925                      $11,788
 4/30/1997            $11,946                      $11,953
 5/31/1997            $12,540                      $12,513
 6/30/1997            $12,931                      $12,884
 7/31/1997            $13,604                      $13,649
 8/31/1997            $13,700                      $13,546
 9/30/1997            $14,264                      $14,226
10/31/1997            $13,803                      $13,884
11/30/1997            $13,917                      $13,836
12/31/1997            $14,096                      $13,898
 1/31/1998            $13,893                      $13,841
 2/28/1998            $14,211                      $14,564
 3/31/1998            $14,325                      $15,101
 4/30/1998            $14,491                      $15,266
 5/31/1998            $14,078                      $14,853
 6/30/1998            $13,779                      $14,940
 7/31/1998            $13,426                      $14,608
 8/31/1998            $11,944                      $12,917
 9/30/1998            $12,176                      $13,167
10/31/1998            $12,339                      $13,685
11/30/1998            $12,765                      $14,296
12/31/1998            $13,017                      $14,972
 1/31/1999            $13,308                      $15,447
 2/28/1999            $12,679                      $14,968
 3/31/1999            $12,660                      $15,233
 4/30/1999            $13,192                      $16,095
 5/31/1999            $13,465                      $16,248
 6/30/1999            $13,936                      $16,497
 7/31/1999            $13,752                      $16,445
 8/31/1999            $13,854                      $16,352
 9/30/1999            $13,812                      $15,980
10/31/1999            $14,002                      $16,410
11/30/1999            $14,578                      $16,933
12/31/1999            $15,655                      $18,051
 1/31/2000            $16,001                      $18,194
 2/29/2000            $17,005                      $18,665
 3/31/2000            $17,565                      $19,162
 4/30/2000            $17,276                      $18,704
 5/31/2000            $16,984                      $18,372
 6/30/2000            $17,650                      $19,454
 7/31/2000            $17,355                      $19,218
 8/31/2000            $18,766                      $20,913
 9/30/2000            $18,600                      $20,332
10/31/2000            $18,138                      $19,568
11/30/2000            $16,502                      $17,537
12/31/2000            $17,941                      $18,480
 1/31/2001            $19,183                      $19,893
 2/28/2001            $18,064                      $18,437
 3/31/2001            $17,444                      $17,548
 4/30/2001            $18,652                      $18,236
 5/31/2001            $18,495                      $18,054
 6/30/2001            $18,143                      $17,456
 7/31/2001            $17,889                      $17,289
 8/31/2001            $17,333                      $16,953
 9/30/2001            $15,801                      $15,859
10/31/2001            $16,358                      $16,081
11/30/2001            $17,358                      $16,719
12/31/2001            $17,941                      $16,979
 1/31/2002            $17,604                      $16,631
 2/28/2002            $17,164                      $16,050
 3/31/2002            $17,975                      $16,648
 4/30/2002            $17,826                      $16,338
 5/31/2002            $17,468                      $16,216
 6/30/2002            $16,150                      $15,372
 7/31/2002            $14,763                      $14,430
 8/31/2002            $14,939                      $14,727
 9/30/2002            $14,101                      $13,977
10/31/2002            $14,337                      $14,466
11/30/2002            $15,450                      $15,615
12/31/2002            $15,040                      $15,404
 1/31/2003            $15,173                      $15,629
 2/28/2003            $15,106                      $15,546
 3/31/2003            $15,320                      $15,679
 4/30/2003            $16,330                      $16,435
 5/31/2003            $17,393                      $17,197
 6/30/2003            $17,680                      $17,126
 7/31/2003            $17,924                      $17,250
 8/31/2003            $18,087                      $17,498
 9/30/2003            $18,223                      $17,683
10/31/2003            $18,937                      $18,216
11/30/2003            $19,499                      $18,469
12/31/2003            $20,229                      $18,990
 1/31/2004            $20,853                      $19,425
 2/29/2004            $21,047                      $19,543
 3/31/2004            $21,244                      $19,617
 4/30/2004            $21,160                      $19,180
 5/31/2004            $21,230                      $19,310
 6/30/2004            $21,545                      $19,642
 7/31/2004            $20,981                      $19,207
 8/31/2004            $20,981                      $19,154
 9/30/2004            $21,552                      $19,434
10/31/2004            $21,438                      $19,484


8 | Annual Report

ENDNOTES

THE FUND MAY INVEST IN HIGH-YIELDING, FIXED INCOME SECURITIES. HIGH YIELDS REFLECT THE HIGHER CREDIT RISK ASSOCIATED WITH THESE LOWER-RATED SECURITIES AND, IN SOME CASES, THE LOWER MARKET PRICES FOR THESE INSTRUMENTS. INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Class C) per share on 10/31/04.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/04.

7. Source: Standard & Poor's Micropal. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index comprises 100 convertible securities designed to provide investors with an accurate, objective and reliable benchmark for the U.S. convertible market.


                                                               Annual Report | 9

YOUR FUND'S EXPENSES

FRANKLIN CONVERTIBLE SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/04     VALUE 10/31/04   PERIOD* 4/30/04-10/31/04
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,017.20               $4.31
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,020.86               $4.32
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,013.10               $8.10
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,017.09               $8.11
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.85% and C: 1.60%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                              Annual Report | 11

FRANKLIN EQUITY INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities offering current dividend yields that are higher than the average yield of the stocks in the Standard & Poor's 500 Composite Index (S&P 500).(1)

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Equity Income Fund covers the fiscal year ended October 31, 2004.

PERFORMANCE OVERVIEW

For the year under review, Franklin Equity Income Fund - Class A posted a +12.04% cumulative total return. The Fund underperformed its benchmark, the Russell 1000(R) Value Index, which returned 15.45%, but outperformed the 9.41% gain recorded by the broader market, as measured by the S&P 500.(1, 2) The Fund performed comparably to its peers in the Lipper Equity Income Funds Objective Average, which returned 12.42% for the same period.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 17.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended October 31, 2004, the economy moved ahead with annualized gross domestic product (GDP) rising modestly amid mixed conditions. While consumer confidence was more subdued than in recent

 1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

 2. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

 3. Source: Lipper Inc. The Lipper Equity Income Funds Objective Average is calculated by averaging the total return of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the one-year period ended 10/31/04, there were 224 funds in this category. Lipper calculations do not include sales charges. The Fund's performance relative to the average may have differed if these and other factors had been considered. Past performance does not guarantee future results.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 44.


12 | Annual Report
years, consumer spending supported strong auto sales and increased durable goods consumption toward period-end. Similarly, business spending rose even as business confidence weakened after peaking in the summer. With improving balance sheets and stronger cash flows, many companies entered an upgrade cycle and invested in new technologies, driving equipment spending up 14.9% in 2004's third quarter.(4)

Job creation was strong in October 2004. Unemployment dropped from 6.0% a year earlier to 5.5%.(5) More than one-half of the jobs lost during the recession have been recovered; however, most were part-time or temporary. Given concerns over rising benefits costs and soft economic recovery, many companies turned to temporary employment or opted for continued hiring freezes.

The U.S. dollar weakened and by October 2004 it had fallen to an eight-month low against the euro and a six-month low against the yen. The widening trade deficit and possibility for higher import prices amplified inflationary pressures. Energy prices, especially for crude oil, hit record high levels. Aiming to keep inflation low, the Federal Reserve Board (Fed) raised the federal funds target rate in June, August and September, from 1.00% to 1.75%. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets sustained a rally through early 2004, then flattened and fluctuated with dramatic losses and gains through year-end. For example, the Dow Jones Industrial Average fell to an 11-month low of 9,750 on October 25, followed by two days of 100-point-plus gains, largely because of a drop in oil prices.(6) Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong. Investor sentiment improved late in the period despite the mixed signals. The S&P 500 rose 9.41% for the year under review, while the technology-heavy NASDAQ Composite Index increased 2.72%.(7)

4.  Source: Bureau of Economic Analysis.

5.  Source: Bureau of Labor Statistics.

6. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

7. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.


                                                              Annual Report | 13

DIVIDEND DISTRIBUTIONS*
Franklin Equity Income Fund
11/1/03-10/31/04

-------------------------------------------------------------------------------
                                      DIVIDEND PER SHARE
               ----------------------------------------------------------------
MONTH            CLASS A          CLASS B          CLASS C          CLASS R
-------------------------------------------------------------------------------
November        3.24 cents       2.17 cents       2.13 cents       2.90 cents
-------------------------------------------------------------------------------
December        3.74 cents**     2.60 cents**     2.60 cents**     3.36 cents**
-------------------------------------------------------------------------------
January         3.24 cents       2.10 cents       2.10 cents       2.86 cents
-------------------------------------------------------------------------------
February        3.24 cents       2.10 cents       2.10 cents       2.86 cents
-------------------------------------------------------------------------------
March           3.24 cents       1.98 cents       1.98 cents       2.82 cents
-------------------------------------------------------------------------------
April           3.24 cents       1.98 cents       1.98 cents       2.82 cents
-------------------------------------------------------------------------------
May             3.24 cents       1.98 cents       1.98 cents       2.82 cents
-------------------------------------------------------------------------------
June            3.24 cents       2.04 cents       2.02 cents       2.83 cents
-------------------------------------------------------------------------------
July            3.24 cents       2.04 cents       2.02 cents       2.83 cents
-------------------------------------------------------------------------------
August          3.24 cents       2.04 cents       2.02 cents       2.83 cents
-------------------------------------------------------------------------------
September       3.24 cents       2.06 cents       2.05 cents       2.83 cents
-------------------------------------------------------------------------------
October         3.24 cents       2.06 cents       2.05 cents       2.83 cents
-------------------------------------------------------------------------------
TOTAL          39.38 CENTS      25.15 CENTS      25.03 CENTS      34.59 CENTS
-------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 0.50 cent distribution to meet excise tax requirements.

INVESTMENT STRATEGY

We emphasize dividend yield in selecting stocks for the Fund because we believe that over time dividend income can contribute significantly to return. We look at the relative value of a company based on criteria such as revenues, book value and earnings potential. Then we search for high-quality companies with strong balance sheets and a distinct industry advantage. We target companies that have long track records of paying dividends that are higher than the average yield of the S&P 500, or of increasing dividends in recent years.

MANAGER'S DISCUSSION

Positive contributors to performance during the Fund's fiscal year were investments in consumer services, retail trade, energy minerals, and electronic technology. Within consumer services, our investment in Mandalay Resort Group proved rewarding as the company was subject to an acquisition bid from MGM Mirage. We sold the stock at a gain during the period. Our investment in retailer J.C. Penney also aided returns. The company experienced an impressive turnaround in its operations and we realized a profit from the subsequent stock price increase.


14 | Annual Report

Our investments in the energy minerals sector performed well during the reporting period. Responding to increased global demand and continued unrest in the Middle East, oil prices increased from approximately $30 per barrel to about $50. Energy companies' earnings followed suit and grew at greater rates than generally anticipated. Thus, two of the Fund's top ten holdings, BP and ChevronTexaco, experienced double-digit gains. Although we sold some of our energy investments during the period as price targets were met, we maintained 12.2% of the Fund's total net assets in this sector at period-end. Consistent with our strategy, we believe the combination of strong cash flows and attractive dividend yields justify continued investments in this sector even if oil prices fall during the year ahead.

Fund performance for the period was also enhanced by stock selection within the electronic technology sector. Technology stocks were generally sub-par performers during the period under review. However, our investment emphasis in defense technology and avoidance of semiconductor-related companies led to positive returns for the Fund relative to its benchmark. Strong performers from this group included Raytheon and Rockwell Automation.

Investments among finance, health technology and communications stocks were major detractors to the Fund's relative returns. Stock selection within the insurance brokers and services industry was especially disappointing. Most notably, allegations of unethical business practices and unknown liabilities related to such actions caused us to sell our investment in Marsh & McLennan at a loss. On the other hand, our investments in banks FleetBoston Financial and National Commerce Financial gained due to acquisition bids during the period.

Our overweighted position in health technology, primarily major pharmaceutical companies, also hurt Fund returns. Although our investments in this sector outperformed those in the benchmark, major drug companies continued to suffer from patent expiration issues and pricing concerns. Our research indicated that stock prices already took these risks into account and did not reflect these companies' favorable long-term growth potential. For example, selected Fund holdings offered 4% to 5% dividend yields and traded at historically low price-to-earnings ratios. As of October 31, 2004, investments in this sector represented 7.9% of the Fund's total net assets.

The Fund's investments in the communications sector yielded solid returns for the Fund's fiscal year. However, our holdings were largely in major regional telephone companies that generally underperformed non-dividend paying wireless companies.

TOP 10 HOLDINGS
Franklin Equity Income Fund
10/31/04

------------------------------------------
COMPANY                         % OF TOTAL
SECTOR/INDUSTRY                 NET ASSETS
------------------------------------------
Bank of America Corp.              4.2%
   FINANCE
------------------------------------------
General Electric                   4.1%
   PRODUCER MANUFACTURING
------------------------------------------
Citigroup Inc.                     4.0%
   FINANCE
------------------------------------------
ChevronTexaco Corp.                3.3%
   ENERGY MINERALS
------------------------------------------
BP PLC, ADR (U.K.)                 3.0%
   ENERGY MINERALS
------------------------------------------
Fannie Mae                         2.4%
   FINANCE
------------------------------------------
Shell Transport & Trading Co.
PLC, ADR (U.K.)                    2.2%
   ENERGY MINERALS
------------------------------------------
SBC Communications Inc.            2.2%
   COMMUNICATIONS
------------------------------------------
Altria Group Inc.                  2.2%
   CONSUMER NON-DURABLES
------------------------------------------
Verizon Communications Inc.        2.1%
   COMMUNICATIONS
------------------------------------------


                                                              Annual Report | 15

PORTFOLIO BREAKDOWN
Franklin Equity Income Fund
10/31/04

-------------------------------------
                           % OF TOTAL
                           NET ASSETS
-------------------------------------
Finance*                      25.4%
-------------------------------------
Energy Minerals               12.2%
-------------------------------------
Producer Manufacturing         8.6%
-------------------------------------
Health Technology              7.9%
-------------------------------------
Consumer Non-Durables          7.3%
-------------------------------------
Communications                 6.9%
-------------------------------------
Electronic Technology          6.7%
-------------------------------------
Utilities                      3.6%
-------------------------------------
Process Industries             3.1%
-------------------------------------
Commercial Services            3.1%
-------------------------------------
Technology Services            3.0%
-------------------------------------
Consumer Services              1.6%
-------------------------------------
Non-Energy Minerals            1.3%
-------------------------------------
Consumer Durables              1.0%
-------------------------------------
Other                          3.0%
-------------------------------------
Short-Term Investments &
Other Net Assets               5.3%
-------------------------------------

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio.

Major changes to the Fund over the past 12 months included the sale of Motorola and General Dynamics among our technology investments. Both stocks reached our price targets and we reinvested the proceeds in defense leader Lockheed Martin. Lockheed won major contracts and raised its dividend 83% during the period. We also added to our investment in software leader Microsoft. The company recently declared a special $3 per share dividend and doubled its annual payout. Within health technology, we initiated positions in Johnson & Johnson and GlaxoSmithKline. Glaxo offered a nearly 4% dividend yield at the time of purchase. We realized profits in managed health care company CIGNA. We also purchased consumer non-durables stock Coca-Cola during the second half of the fiscal year. Disappointment over new management's earnings guidance led to a sell-off, providing us with an opportunity to acquire the stock at what we considered bargain levels. We sold our investment in McDonald's at a large gain as it met our price target. New management executed a successful restructuring, which included a 70% dividend increase in 2003. Lastly, within communications, we sold our investment in AT&T at a loss due to continued disappointment in its revenue trends.

Corporate and investor attitudes toward dividends experienced a positive change during the past year. The Cato Institute recently reported that annual dividends paid by S&P 500 companies increased 18% during the 12 months following the Jobs and Growth Tax Relief Reconciliation Act of 2003. Investors responded favorably to this news as dividend-paying stocks of large companies outperformed non-dividend payers by 12% over the past year according to Ned Davis Research Inc. As the ratio of dividends paid to earnings remained low from a historical perspective, we believed corporations could continue to increase their dividends at above long-term average rates.

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]   /s/ Frank M. Felicelli
                  ---------------------------
                  Frank M. Felicelli, CFA
                  Portfolio Manager
                  Franklin Equity Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY.

ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


16 | Annual Report

PERFORMANCE SUMMARY AS OF 10/31/04

FRANKLIN EQUITY INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------
CLASS A                                      CHANGE   10/31/04   10/31/03
-------------------------------------------------------------------------
Net Asset Value (NAV)                        +$1.74    $19.58     $17.84
-------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
-------------------------------------------------------------------------
Dividend Income                    $0.3938
-------------------------------------------------------------------------
CLASS B                                      CHANGE   10/31/04   10/31/03
-------------------------------------------------------------------------
Net Asset Value (NAV)                        +$1.73    $19.49     $17.76
-------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
-------------------------------------------------------------------------
Dividend Income                    $0.2515
-------------------------------------------------------------------------
CLASS C                                      CHANGE   10/31/04   10/31/03
-------------------------------------------------------------------------
Net Asset Value (NAV)                        +$1.73    $19.50     $17.77
-------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
-------------------------------------------------------------------------
Dividend Income                    $0.2503
-------------------------------------------------------------------------
CLASS R                                      CHANGE   10/31/04   10/31/03
-------------------------------------------------------------------------
Net Asset Value (NAV)                        +$1.74    $19.59     $17.85
-------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
-------------------------------------------------------------------------
Dividend Income                    $0.3459
-------------------------------------------------------------------------


                                                              Annual Report | 17

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------
CLASS A                                        1-YEAR    5-YEAR         10-YEAR
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +12.04%   +27.43%       +142.94%
-------------------------------------------------------------------------------------
Average Annual Total Return(2)                  +5.59%    +3.73%         +8.64%
-------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                $10,559   $12,011        $22,901
-------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)            +11.50%    +4.12%         +8.68%
-------------------------------------------------------------------------------------
   Distribution Rate(5)               1.87%
-------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)       2.11%
-------------------------------------------------------------------------------------
CLASS B                                        1-YEAR    5-YEAR    INCEPTION (1/1/99)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +11.20%   +22.69%        +23.74%
-------------------------------------------------------------------------------------
Average Annual Total Return(2)                  +7.20%    +3.83%         +3.58%
-------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                $10,720   $12,069        $12,274
-------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)            +13.44%    +4.24%         +3.61%
-------------------------------------------------------------------------------------
   Distribution Rate(5)               1.27%
-------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)       1.49%
-------------------------------------------------------------------------------------
CLASS C                                        1-YEAR    5-YEAR   INCEPTION (10/2/95)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +11.19%   +22.72%        +97.58%
-------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +10.19%    +4.18%         +7.78%
-------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                $11,019   $12,272        $19,758
-------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)            +16.42%    +4.58%         +7.85%
-------------------------------------------------------------------------------------
   Distribution Rate(5)               1.26%
-------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)       1.49%
-------------------------------------------------------------------------------------
CLASS R                                                 1-YEAR     INCEPTION (8/1/02)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +11.75%        +26.87%
-------------------------------------------------------------------------------------
Average Annual Total Return(2)                           +10.75%        +11.16%
-------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                          $11,075        $12,687
-------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)                      +16.99%        +11.52%
-------------------------------------------------------------------------------------
   Distribution Rate(5)               1.73%
-------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)       1.99%
-------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


18 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (11/1/94-10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                                                      LIPPER EQUITY
             FRANKLIN EQUITY INCOME   RUSSELL 1000    INCOME FUNDS
   DATE          FUND - CLASS A       VALUE INDEX(7)    AVERAGE(7)    CPI(7)
----------   ----------------------   -------------   -------------  -------
 11/1/1994           $ 9,427             $10,000        $10,000      $10,000
11/30/1994           $ 9,160             $ 9,597        $ 9,653      $10,013
12/31/1994           $ 9,194             $ 9,708        $ 9,719      $10,013
 1/31/1995           $ 9,455             $10,007        $ 9,903      $10,054
 2/28/1995           $ 9,641             $10,403        $10,247      $10,094
 3/31/1995           $ 9,779             $10,632        $10,510      $10,127
 4/30/1995           $ 9,994             $10,968        $10,761      $10,161
 5/31/1995           $10,202             $11,429        $11,103      $10,181
 6/30/1995           $10,258             $11,584        $11,238      $10,201
 7/31/1995           $10,390             $11,987        $11,570      $10,201
 8/31/1995           $10,489             $12,156        $11,706      $10,227
 9/30/1995           $10,855             $12,596        $12,094      $10,247
10/31/1995           $10,763             $12,471        $11,980      $10,281
11/30/1995           $11,126             $13,103        $12,499      $10,274
12/31/1995           $11,560             $13,432        $12,852      $10,268
 1/31/1996           $11,834             $13,850        $13,184      $10,328
 2/29/1996           $11,724             $13,955        $13,235      $10,361
 3/31/1996           $11,815             $14,192        $13,389      $10,415
 4/30/1996           $11,846             $14,247        $13,524      $10,455
 5/31/1996           $11,936             $14,425        $13,701      $10,475
 6/30/1996           $12,125             $14,437        $13,685      $10,482
 7/31/1996           $11,685             $13,891        $13,136      $10,502
 8/31/1996           $11,874             $14,289        $13,420      $10,522
 9/30/1996           $12,161             $14,857        $13,943      $10,555
10/31/1996           $12,411             $15,431        $14,223      $10,589
11/30/1996           $12,981             $16,550        $15,058      $10,609
12/31/1996           $13,032             $16,339        $14,884      $10,609
 1/31/1997           $13,376             $17,131        $15,428      $10,642
 2/28/1997           $13,642             $17,383        $15,634      $10,676
 3/31/1997           $13,408             $16,758        $15,121      $10,702
 4/30/1997           $13,497             $17,462        $15,593      $10,716
 5/31/1997           $14,207             $18,437        $16,474      $10,709
 6/30/1997           $14,626             $19,228        $17,156      $10,722
 7/31/1997           $15,325             $20,675        $18,255      $10,736
 8/31/1997           $15,089             $19,938        $17,567      $10,756
 9/30/1997           $15,863             $21,143        $18,454      $10,783
10/31/1997           $15,440             $20,552        $17,877      $10,809
11/30/1997           $16,123             $21,461        $18,497      $10,803
12/31/1997           $16,578             $22,088        $18,922      $10,789
 1/31/1998           $16,463             $21,775        $18,881      $10,809
 2/28/1998           $17,095             $23,241        $19,923      $10,829
 3/31/1998           $17,999             $24,662        $20,825      $10,849
 4/30/1998           $17,763             $24,827        $20,794      $10,870
 5/31/1998           $17,494             $24,460        $20,466      $10,890
 6/30/1998           $17,462             $24,773        $20,635      $10,903
 7/31/1998           $16,969             $24,336        $20,120      $10,916
 8/31/1998           $15,621             $20,714        $17,528      $10,930
 9/30/1998           $16,444             $21,903        $18,492      $10,943
10/31/1998           $17,132             $23,599        $19,709      $10,970
11/30/1998           $17,684             $24,699        $20,497      $10,970
12/31/1998           $17,687             $25,540        $21,026      $10,963
 1/31/1999           $17,351             $25,744        $20,881      $10,990
 2/28/1999           $17,051             $25,380        $20,560      $11,003
 3/31/1999           $17,272             $25,905        $21,141      $11,037
 4/30/1999           $18,638             $28,325        $22,835      $11,117
 5/31/1999           $18,843             $28,014        $22,428      $11,117
 6/30/1999           $19,067             $28,827        $23,180      $11,117
 7/31/1999           $18,548             $27,983        $22,538      $11,151
 8/31/1999           $18,104             $26,944        $21,934      $11,177
 9/30/1999           $17,603             $26,003        $21,188      $11,231
10/31/1999           $17,971             $27,500        $21,953      $11,251
11/30/1999           $17,777             $27,284        $21,714      $11,258
12/31/1999           $17,828             $27,416        $21,978      $11,258
 1/31/2000           $17,275             $26,522        $21,062      $11,291
 2/29/2000           $16,356             $24,551        $19,680      $11,358
 3/31/2000           $17,914             $27,547        $21,678      $11,452
 4/30/2000           $18,101             $27,226        $21,641      $11,458
 5/31/2000           $18,471             $27,513        $22,154      $11,472
 6/30/2000           $18,064             $26,256        $21,447      $11,532
 7/31/2000           $18,230             $26,585        $21,591      $11,559
 8/31/2000           $19,518             $28,064        $22,724      $11,559
 9/30/2000           $19,809             $28,321        $22,843      $11,619
10/31/2000           $20,496             $29,017        $23,434      $11,639
11/30/2000           $20,054             $27,940        $22,708      $11,645
12/31/2000           $21,144             $29,339        $23,786      $11,639
 1/31/2001           $21,361             $29,452        $23,948      $11,712
 2/28/2001           $20,926             $28,633        $23,313      $11,759
 3/31/2001           $20,279             $27,621        $22,458      $11,786
 4/30/2001           $21,256             $28,976        $23,648      $11,833
 5/31/2001           $21,580             $29,627        $24,187      $11,886
 6/30/2001           $21,229             $28,970        $23,474      $11,906
 7/31/2001           $21,512             $28,908        $23,427      $11,873
 8/31/2001           $20,954             $27,750        $22,595      $11,873
 9/30/2001           $19,360             $25,797        $20,975      $11,926
10/31/2001           $19,221             $25,575        $21,009      $11,886
11/30/2001           $20,382             $27,062        $22,202      $11,866
12/31/2001           $20,862             $27,699        $22,613      $11,819
 1/31/2002           $20,821             $27,486        $22,387      $11,846
 2/28/2002           $21,088             $27,530        $22,505      $11,893
 3/31/2002           $21,728             $28,833        $23,381      $11,960
 4/30/2002           $21,070             $27,844        $22,506      $12,027
 5/31/2002           $21,326             $27,983        $22,580      $12,027
 6/30/2002           $20,034             $26,377        $21,165      $12,033
 7/31/2002           $18,388             $23,925        $19,374      $12,047
 8/31/2002           $18,501             $24,105        $19,488      $12,087
 9/30/2002           $16,290             $21,425        $17,345      $12,107
10/31/2002           $17,217             $23,012        $18,469      $12,127
11/30/2002           $18,404             $24,462        $19,652      $12,127
12/31/2002           $17,711             $23,400        $18,823      $12,100
 1/31/2003           $17,003             $22,833        $18,232      $12,154
 2/28/2003           $16,353             $22,224        $17,784      $12,247
 3/31/2003           $16,344             $22,261        $17,727      $12,321
 4/30/2003           $17,580             $24,221        $19,223      $12,294
 5/31/2003           $18,773             $25,784        $20,415      $12,274
 6/30/2003           $19,081             $26,107        $20,656      $12,288
 7/31/2003           $19,140             $26,495        $20,899      $12,301
 8/31/2003           $19,394             $26,908        $21,288      $12,348
 9/30/2003           $19,317             $26,646        $21,069      $12,388
10/31/2003           $20,440             $28,276        $22,131      $12,375
11/30/2003           $20,696             $28,660        $22,345      $12,341
12/31/2003           $22,118             $30,427        $23,791      $12,328
 1/31/2004           $22,443             $30,962        $24,107      $12,388
 2/29/2004           $22,791             $31,625        $24,568      $12,455
 3/31/2004           $22,460             $31,348        $24,241      $12,535
 4/30/2004           $22,162             $30,582        $23,834      $12,575
 5/31/2004           $22,304             $30,894        $23,939      $12,649
 6/30/2004           $22,830             $31,624        $24,513      $12,689
 7/31/2004           $22,414             $31,179        $23,972      $12,669
 8/31/2004           $22,720             $31,622        $24,180      $12,676
 9/30/2004           $22,851             $32,112        $24,475      $12,702
10/31/2004           $22,901             $32,646        $24,739      $12,769

CLASS B (1/1/99-10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                                                      LIPPER EQUITY
             FRANKLIN EQUITY INCOME   RUSSELL 1000    INCOME FUNDS
   DATE          FUND - CLASS B       VALUE INDEX(7)      AVERAGE     CPI(7)
----------   ----------------------   --------------  -------------  -------
  1/1/1999           $10,000             $10,000        $10,000      $10,000
 1/31/1999           $ 9,805             $10,080        $ 9,931      $10,024
 2/28/1999           $ 9,629             $ 9,938        $ 9,778      $10,037
 3/31/1999           $ 9,748             $10,143        $10,055      $10,067
 4/30/1999           $10,513             $11,091        $10,860      $10,140
 5/31/1999           $10,617             $10,969        $10,667      $10,140
 6/30/1999           $10,732             $11,287        $11,024      $10,140
 7/31/1999           $10,435             $10,957        $10,719      $10,171
 8/31/1999           $10,179             $10,550        $10,432      $10,195
 9/30/1999           $ 9,885             $10,181        $10,077      $10,244
10/31/1999           $10,087             $10,767        $10,441      $10,262
11/30/1999           $ 9,966             $10,683        $10,327      $10,268
12/31/1999           $10,000             $10,735        $10,453      $10,268
 1/31/2000           $ 9,677             $10,385        $10,017      $10,299
 2/29/2000           $ 9,160             $ 9,613        $ 9,360      $10,360
 3/31/2000           $10,023             $10,786        $10,310      $10,445
 4/30/2000           $10,116             $10,660        $10,292      $10,451
 5/31/2000           $10,317             $10,773        $10,536      $10,464
 6/30/2000           $10,084             $10,280        $10,200      $10,519
 7/31/2000           $10,171             $10,409        $10,269      $10,543
 8/31/2000           $10,880             $10,988        $10,808      $10,543
 9/30/2000           $11,043             $11,089        $10,864      $10,598
10/31/2000           $11,415             $11,361        $11,145      $10,616
11/30/2000           $11,162             $10,940        $10,800      $10,622
12/31/2000           $11,757             $11,488        $11,313      $10,616
 1/31/2001           $11,876             $11,532        $11,390      $10,683
 2/28/2001           $11,627             $11,211        $11,088      $10,726
 3/31/2001           $11,258             $10,815        $10,681      $10,750
 4/30/2001           $11,795             $11,346        $11,247      $10,793
 5/31/2001           $11,969             $11,600        $11,503      $10,842
 6/30/2001           $11,761             $11,343        $11,164      $10,860
 7/31/2001           $11,911             $11,319        $11,142      $10,830
 8/31/2001           $11,595             $10,866        $10,746      $10,830
 9/30/2001           $10,709             $10,101        $ 9,976      $10,879
10/31/2001           $10,619             $10,014        $ 9,992      $10,842
11/30/2001           $11,255             $10,596        $10,559      $10,824
12/31/2001           $11,515             $10,846        $10,754      $10,781
 1/31/2002           $11,486             $10,762        $10,647      $10,805
 2/28/2002           $11,621             $10,779        $10,703      $10,848
 3/31/2002           $11,975             $11,289        $11,120      $10,909
 4/30/2002           $11,604             $10,902        $10,704      $10,970
 5/31/2002           $11,738             $10,957        $10,739      $10,970
 6/30/2002           $11,018             $10,328        $10,066      $10,976
 7/31/2002           $10,108             $ 9,368        $ 9,214      $10,988
 8/31/2002           $10,164             $ 9,438        $ 9,269      $11,025
 9/30/2002           $ 8,945             $ 8,389        $ 8,249      $11,043
10/31/2002           $ 9,443             $ 9,010        $ 8,784      $11,062
11/30/2002           $10,096             $ 9,578        $ 9,347      $11,062
12/31/2002           $ 9,709             $ 9,162        $ 8,952      $11,037
 1/31/2003           $ 9,309             $ 8,940        $ 8,671      $11,086
 2/28/2003           $ 8,953             $ 8,702        $ 8,458      $11,171
 3/31/2003           $ 8,936             $ 8,716        $ 8,431      $11,239
 4/30/2003           $ 9,609             $ 9,484        $ 9,142      $11,214
 5/31/2003           $10,252             $10,096        $ 9,709      $11,196
 6/30/2003           $10,415             $10,222        $ 9,824      $11,208
 7/31/2003           $10,442             $10,374        $ 9,940      $11,220
 8/31/2003           $10,576             $10,536        $10,124      $11,263
 9/30/2003           $10,527             $10,433        $10,020      $11,300
10/31/2003           $11,129             $11,072        $10,525      $11,287
11/30/2003           $11,261             $11,222        $10,627      $11,257
12/31/2003           $12,031             $11,913        $11,315      $11,245
 1/31/2004           $12,202             $12,123        $11,465      $11,300
 2/29/2004           $12,385             $12,383        $11,684      $11,361
 3/31/2004           $12,196             $12,274        $11,529      $11,434
 4/30/2004           $12,025             $11,974        $11,335      $11,470
 5/31/2004           $12,095             $12,097        $11,385      $11,538
 6/30/2004           $12,373             $12,382        $11,658      $11,574
 7/31/2004           $12,139             $12,208        $11,401      $11,556
 8/31/2004           $12,298             $12,382        $11,500      $11,562
 9/30/2004           $12,362             $12,573        $11,640      $11,586
10/31/2004           $12,274             $12,783        $11,766      $11,647


                                                              Annual Report | 19

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS C                     10/31/04
------------------------------------
1-Year                       +10.19%
------------------------------------
5-Year                        +4.18%
------------------------------------
Since Inception (10/2/95)     +7.78%
------------------------------------

CLASS C (10/2/95-10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                                                       LIPPER EQUITY
             FRANKLIN EQUITY INCOME   RUSSELL 1000      INCOME FUNDS
   DATE          FUND - CLASS C       VALUE INDEX(7)     AVERAGE(7)     CPI(7)
----------   ----------------------   --------------   -------------   -------
 10/2/1995           $10,000             $10,000          $10,000      $10,000
10/31/1995           $ 9,939             $ 9,901          $ 9,906      $10,033
11/30/1995           $10,284             $10,402          $10,335      $10,026
12/31/1995           $10,651             $10,664          $10,627      $10,020
 1/31/1996           $10,906             $10,996          $10,902      $10,078
 2/29/1996           $10,801             $11,079          $10,944      $10,111
 3/31/1996           $10,881             $11,267          $11,071      $10,163
 4/30/1996           $10,906             $11,311          $11,183      $10,202
 5/31/1996           $10,979             $11,452          $11,329      $10,222
 6/30/1996           $11,148             $11,461          $11,316      $10,228
 7/31/1996           $10,738             $11,028          $10,862      $10,248
 8/31/1996           $10,899             $11,344          $11,097      $10,268
 9/30/1996           $11,157             $11,795          $11,529      $10,300
10/31/1996           $11,376             $12,251          $11,761      $10,333
11/30/1996           $11,886             $13,139          $12,452      $10,352
12/31/1996           $11,931             $12,971          $12,307      $10,352
 1/31/1997           $12,237             $13,600          $12,758      $10,385
 2/28/1997           $12,473             $13,800          $12,927      $10,418
 3/31/1997           $12,258             $13,304          $12,503      $10,444
 4/30/1997           $12,327             $13,863          $12,893      $10,457
 5/31/1997           $12,964             $14,637          $13,622      $10,450
 6/30/1997           $13,335             $15,265          $14,186      $10,463
 7/31/1997           $13,965             $16,414          $15,095      $10,477
 8/31/1997           $13,735             $15,829          $14,526      $10,496
 9/30/1997           $14,440             $16,785          $15,259      $10,522
10/31/1997           $14,039             $16,316          $14,782      $10,548
11/30/1997           $14,652             $17,038          $15,295      $10,542
12/31/1997           $15,058             $17,535          $15,647      $10,529
 1/31/1998           $14,943             $17,287          $15,612      $10,548
 2/28/1998           $15,509             $18,451          $16,474      $10,568
 3/31/1998           $16,321             $19,579          $17,220      $10,587
 4/30/1998           $16,089             $19,710          $17,194      $10,607
 5/31/1998           $15,834             $19,418          $16,923      $10,627
 6/30/1998           $15,803             $19,667          $17,063      $10,640
 7/31/1998           $15,347             $19,320          $16,637      $10,653
 8/31/1998           $14,115             $16,445          $14,494      $10,666
 9/30/1998           $14,851             $17,389          $15,291      $10,679
10/31/1998           $15,465             $18,736          $16,297      $10,705
11/30/1998           $15,956             $19,608          $16,949      $10,705
12/31/1998           $15,941             $20,276          $17,386      $10,698
 1/31/1999           $15,636             $20,438          $17,266      $10,725
 2/28/1999           $15,356             $20,149          $17,000      $10,738
 3/31/1999           $15,546             $20,566          $17,482      $10,770
 4/30/1999           $16,768             $22,487          $18,882      $10,849
 5/31/1999           $16,934             $22,240          $18,546      $10,849
 6/30/1999           $17,126             $22,886          $19,167      $10,849
 7/31/1999           $16,650             $22,216          $18,636      $10,881
 8/31/1999           $16,240             $21,391          $18,137      $10,907
 9/30/1999           $15,779             $20,644          $17,520      $10,960
10/31/1999           $16,100             $21,832          $18,152      $10,979
11/30/1999           $15,916             $21,661          $17,955      $10,986
12/31/1999           $15,949             $21,766          $18,174      $10,986
 1/31/2000           $15,441             $21,056          $17,416      $11,018
 2/29/2000           $14,614             $19,491          $16,273      $11,084
 3/31/2000           $15,999             $21,869          $17,925      $11,175
 4/30/2000           $16,156             $21,615          $17,895      $11,181
 5/31/2000           $16,477             $21,843          $18,319      $11,195
 6/30/2000           $16,103             $20,845          $17,734      $11,253
 7/31/2000           $16,243             $21,106          $17,853      $11,279
 8/31/2000           $17,374             $22,280          $18,790      $11,279
 9/30/2000           $17,633             $22,484          $18,888      $11,338
10/31/2000           $18,235             $23,036          $19,377      $11,358
11/30/2000           $17,831             $22,181          $18,777      $11,364
12/31/2000           $18,781             $23,292          $19,669      $11,358
 1/31/2001           $18,961             $23,382          $19,802      $11,430
 2/28/2001           $18,562             $22,732          $19,277      $11,475
 3/31/2001           $17,984             $21,929          $18,570      $11,501
 4/30/2001           $18,840             $23,004          $19,554      $11,547
 5/31/2001           $19,107             $23,521          $20,000      $11,599
 6/30/2001           $18,783             $22,999          $19,410      $11,619
 7/31/2001           $19,023             $22,950          $19,371      $11,586
 8/31/2001           $18,517             $22,031          $18,684      $11,586
 9/30/2001           $17,093             $20,480          $17,344      $11,638
10/31/2001           $16,959             $20,304          $17,372      $11,599
11/30/2001           $17,975             $21,484          $18,358      $11,580
12/31/2001           $18,389             $21,990          $18,698      $11,534
 1/31/2002           $18,343             $21,821          $18,511      $11,560
 2/28/2002           $18,558             $21,856          $18,609      $11,606
 3/31/2002           $19,113             $22,890          $19,333      $11,671
 4/30/2002           $18,531             $22,105          $18,610      $11,736
 5/31/2002           $18,736             $22,216          $18,671      $11,736
 6/30/2002           $17,596             $20,940          $17,501      $11,743
 7/31/2002           $16,143             $18,994          $16,020      $11,756
 8/31/2002           $16,232             $19,137          $16,115      $11,795
 9/30/2002           $14,286             $17,009          $14,342      $11,815
10/31/2002           $15,082             $18,269          $15,271      $11,834
11/30/2002           $16,125             $19,420          $16,250      $11,834
12/31/2002           $15,498             $18,577          $15,565      $11,808
 1/31/2003           $14,870             $18,127          $15,076      $11,860
 2/28/2003           $14,291             $17,644          $14,705      $11,952
 3/31/2003           $14,274             $17,673          $14,658      $12,023
 4/30/2003           $15,348             $19,229          $15,895      $11,997
 5/31/2003           $16,374             $20,470          $16,881      $11,978
 6/30/2003           $16,634             $20,726          $17,080      $11,991
 7/31/2003           $16,666             $21,035          $17,281      $12,004
 8/31/2003           $16,888             $21,362          $17,603      $12,050
 9/30/2003           $16,810             $21,154          $17,421      $12,089
10/31/2003           $17,770             $22,449          $18,299      $12,076
11/30/2003           $17,981             $22,753          $18,477      $12,043
12/31/2003           $19,210             $24,156          $19,672      $12,030
 1/31/2004           $19,472             $24,580          $19,934      $12,089
 2/29/2004           $19,774             $25,107          $20,315      $12,154
 3/31/2004           $19,473             $24,887          $20,045      $12,232
 4/30/2004           $19,200             $24,279          $19,708      $12,272
 5/31/2004           $19,312             $24,527          $19,795      $12,343
 6/30/2004           $19,745             $25,106          $20,270      $12,383
 7/31/2004           $19,382             $24,753          $19,822      $12,363
 8/31/2004           $19,636             $25,105          $19,994      $12,369
 9/30/2004           $19,737             $25,494          $20,238      $12,396
10/31/2004           $19,758             $25,918          $20,457      $12,461

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS R                    10/31/04
-----------------------------------
1-Year                      +10.75%
-----------------------------------
Since Inception (8/1/02)    +11.16%
-----------------------------------

CLASS R (8/1/02-10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                                                        LIPPER EQUITY
             FRANKLIN EQUITY INCOME    RUSSELL 1000     INCOME FUNDS
   DATE          FUND - CLASS R        VALUE INDEX(7)    AVERAGE(7)      CPI(7)
----------   ----------------------    --------------   -------------   -------
  8/1/2002           $10,000              $10,000          $10,000      $10,000
 8/31/2002           $10,303              $10,076          $10,059      $10,033
 9/30/2002           $ 9,070              $ 8,955          $ 8,953      $10,050
10/31/2002           $ 9,584              $ 9,619          $ 9,533      $10,067
11/30/2002           $10,248              $10,225          $10,144      $10,067
12/31/2002           $ 9,854              $ 9,781          $ 9,716      $10,044
 1/31/2003           $ 9,460              $ 9,544          $ 9,411      $10,089
 2/28/2003           $ 9,096              $ 9,289          $ 9,179      $10,167
 3/31/2003           $ 9,090              $ 9,305          $ 9,150      $10,228
 4/30/2003           $ 9,781              $10,124          $ 9,922      $10,205
 5/31/2003           $10,436              $10,777          $10,537      $10,189
 6/30/2003           $10,606              $10,912          $10,661      $10,200
 7/31/2003           $10,637              $11,075          $10,787      $10,211
 8/31/2003           $10,776              $11,247          $10,988      $10,250
 9/30/2003           $10,731              $11,137          $10,875      $10,283
10/31/2003           $11,352              $11,819          $11,423      $10,272
11/30/2003           $11,492              $11,979          $11,534      $10,244
12/31/2003           $12,279              $12,718          $12,280      $10,233
 1/31/2004           $12,456              $12,941          $12,443      $10,283
 2/29/2004           $12,648              $13,219          $12,681      $10,339
 3/31/2004           $12,468              $13,103          $12,512      $10,405
 4/30/2004           $12,293              $12,783          $12,302      $10,439
 5/31/2004           $12,369              $12,913          $12,356      $10,500
 6/30/2004           $12,658              $13,218          $12,653      $10,533
 7/31/2004           $12,425              $13,032          $12,373      $10,516
 8/31/2004           $12,599              $13,217          $12,481      $10,522
 9/30/2004           $12,662              $13,422          $12,633      $10,544
10/31/2004           $12,687              $13,645          $12,769      $10,600


20 | Annual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES ALSO INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, C and R) per share on 10/31/04.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/04.

7. Source: Standard & Poor's Micropal; Lipper Inc. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Objective Average is calculated by averaging the total return of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the one-year period ended 10/31/04, there were 224 funds in this category. Lipper calculations do not include sales charges. The Fund's performance relative to the average may have differed if these and other factors had been considered.


                                                              Annual Report | 21

YOUR FUND'S EXPENSES

FRANKLIN EQUITY INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


22 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/04     VALUE 10/31/04   PERIOD* 4/30/04-10/31/04
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,033.40              $4.60
Hypothetical (5% return before expenses)         $1,000           $1,020.61              $4.57
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,029.10              $8.42
Hypothetical (5% return before expenses)         $1,000           $1,016.84              $8.36
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,029.00              $8.42
Hypothetical (5% return before expenses)         $1,000           $1,016.84              $8.36
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,032.00              $5.87
Hypothetical (5% return before expenses)         $1,000           $1,019.36              $5.84

*Expenses are equal to the annualized expense ratio for each class (A: 0.90%; B:
1.65%; C: 1.65%; and R: 1.15%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                              Annual Report | 23

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND (FORMERLY FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Limited Maturity U.S. Government Securities Fund seeks to provide investors with as high a level of current income as is consistent with prudent investing, while seeking to preserve shareholders' capital, by investing at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the Fund's investments may include securities issued by U.S. government-sponsored entities such as Fannie Mae and Freddie Mac.(1)

--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN
 FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND BASED ON TOTAL NET ASSETS AS OF 10/31/04

   [THE FOLLOWING TABLE WAS REPRESENTED AS PIE CHART IN THE PRINTED MATERIAL.]

Agency Bonds ...........................................................   47.9%
Mortgage-Backed Securities .............................................   35.1%
Treasury Notes .........................................................   14.5%
Short-Term Investments & Other Net Assets ..............................    2.5%
--------------------------------------------------------------------------------

This annual report for Franklin Limited Maturity U.S. Government Securities Fund covers the fiscal year ended October 31, 2004.

1. In determining a security's maturity for the purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used. U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government as to timely payment of principal and interest. Although U.S. government sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 50.


24 | Annual Report

DIVIDEND DISTRIBUTIONS*
FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND
11/1/03-10/31/04

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                     ---------------------------
MONTH                                                  CLASS A     ADVISOR CLASS
--------------------------------------------------------------------------------
November                                              2.85 cents     2.94 cents
--------------------------------------------------------------------------------
December                                              2.85 cents     2.93 cents
--------------------------------------------------------------------------------
January                                               2.85 cents     2.93 cents
--------------------------------------------------------------------------------
February                                              3.20 cents     3.28 cents
--------------------------------------------------------------------------------
March                                                 3.20 cents     3.29 cents
--------------------------------------------------------------------------------
April                                                 3.20 cents     3.29 cents
--------------------------------------------------------------------------------
May                                                   3.20 cents     3.29 cents
--------------------------------------------------------------------------------
June                                                  3.20 cents     3.30 cents
--------------------------------------------------------------------------------
July                                                  2.30 cents     2.40 cents
--------------------------------------------------------------------------------
August                                                2.30 cents     2.40 cents
--------------------------------------------------------------------------------
September                                             2.30 cents     2.38 cents
--------------------------------------------------------------------------------
October                                               2.30 cents     2.38 cents
--------------------------------------------------------------------------------
TOTAL                                                33.75 CENTS    34.81 CENTS
--------------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

For the year under review, Franklin Limited Maturity U.S. Government Securities Fund - Class A posted a +2.23% cumulative total return. The Fund underperformed its benchmark, the Lehman Brothers Short U.S. Treasury 1-5 Year Index, which posted a 2.43% total return for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 29.

ECONOMIC AND MARKET OVERVIEW

Over the past 12 months, much focus was on the employment picture and its resulting effects on the consumer. October's nonfarm payroll statistic was quite

2. Source: Lehman Brothers Inc. The Lehman Brothers Short U.S. Treasury 1-5 Year Index includes U.S. Treasury securities. The index excludes all U.S. Treasury bills, flower bonds, targeted investor notes (TINs), and state and local government series (SLGS). All issues included must have one to five years to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization. The index is unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


                                                              Annual Report | 25
strong, and beat economists' expectations for job growth. Although this surprised many, underlying growth fundamentals for the employment markets were reflected in many of the other surveys, such as the National Federation of Independent Businesses (NFIB) survey. This one was particularly interesting, because small businesses historically have created about two-thirds of all new jobs.(3) During the year under review, more jobs combined with reductions in income tax helped to increase consumers' disposable income and allowed them to continue spending. That spending kept the economy growing.

Increases in business spending also contributed to economic growth. After steadily declining in 2001 and 2002, business spending posted strong results during 2004. For example, nonresidential investment spending increased 12.5% and 12.9% in the second and third quarters of 2004.(4) Historically low interest rates during the reporting period allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance, and corporate profits reflected this data. Many corporate debt products also benefited from this improvement. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

Although energy prices rose 15.2% for the year under review, the core Consumer Price Index, a measure of inflation excluding food and energy costs, rose a more subdued 2.0% for the 12 months ended October 31, 2004.(5) Expected inflation is a key determinant of interest rates, and this environment contributed to the continued low interest rate level during the period. Short- and long-term interest rates fluctuated during the year, and the 10-year U.S. Treasury yield moved from 4.33% at the beginning of the Fund's fiscal year to 4.05% on October 31, 2004.

3. Source: Dennis, William J., Jr., NFIB Research Foundation, "The Public Reviews Small Business," 8/04.

4.   Source: Bureau of Economic Analysis.

5.   Source: Bureau of Labor Statistics.


26 | Annual Report

The general interest rate decline over the past few years has helped to provide a certain amount of stimulus to consumers and businesses. Although the Federal Reserve Board raised the federal funds target rate during the period, other sources of economic stimulus remained, including positive employment data as well as business strength.

INVESTMENT STRATEGY

We currently maintain the portfolio's average dollar-weighted maturity between two and five years. The Fund's average dollar-weighted maturity will vary with market conditions and the outlook for interest rates. We invest primarily in short-to intermediate-term securities guaranteed by the U.S. government, its agencies and instrumentalities. Some of the Fund's investments may include securities issued by U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac.(1) Our portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and non-proprietary research to help identify attractive investment opportunities.

MANAGER'S DISCUSSION

On September 1, 2004, we changed the Fund's name from Franklin
Short-Intermediate U.S. Government Securities Fund to Franklin Limited Maturity U.S. Government Securities Fund. The Fund's investment goal and strategy remained the same. We believe the new name more clearly reflects the Fund's positioning on the shorter end of the fixed income maturity spectrum.

In the mortgage-backed securities sector, we used our research to uncover areas of the markets where we thought mortgage risk may have offered value, looking across the coupon spectrum. As always, we looked through the universe of government and agency bonds to find valuations we considered attractive. During the 12 months under review, we found investment opportunities outside the U.S. Treasury sector, in agency mortgage-backed securities and agency debentures. Favorable fundamentals and relatively strong historical risk-adjusted returns for these sectors drove our allocation decisions.


                                                              Annual Report | 27

Thank you for your continued participation in Franklin Limited Maturity U.S. Government Securities Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]          /s/ Kent Burns
                         -------------------------------
                         Kent Burns, CFA


[PHOTO OMITTED]          /s/ Doug Magowan
                         -------------------------------
                         Doug Magowan
                         Portfolio Managers
                         Franklin Limited Maturity
                         U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


28 | Annual Report

PERFORMANCE SUMMARY AS OF 10/31/04

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A                                             CHANGE   10/31/04   10/31/03
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.11    $10.26     $10.37
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03 - 10/31/04)
--------------------------------------------------------------------------------
Dividend Income                           $0.3375
--------------------------------------------------------------------------------
ADVISOR CLASS                                       CHANGE   10/31/04   10/31/03
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.12    $10.24     $10.36
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03 - 10/31/04)
--------------------------------------------------------------------------------
Dividend Income                           $0.3481
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                                                1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                             +2.23%   +28.17%  +69.10%
--------------------------------------------------------------------------------
Average Annual Total Return(2)                         -0.08%    +4.62%   +5.15%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(3)                    -1.07%    +4.60%   +5.13%
--------------------------------------------------------------------------------
   Distribution Rate(4)                        2.63%
--------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                2.63%
--------------------------------------------------------------------------------
ADVISOR CLASS6                                         1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                             +2.24%   +28.69%  +70.19%
--------------------------------------------------------------------------------
Average Annual Total Return(2)                         +2.24%    +5.17%   +5.46%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(3)                    +1.31%    +5.18%   +5.44%
--------------------------------------------------------------------------------
   Distribution Rate4                          2.79%
--------------------------------------------------------------------------------
   30-Day Standardized Yield5                  2.79%
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 29

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

------------------
CLASS A   10/31/04
------------------
1-Year     -0.08%
------------------
5-Year     +4.62%
------------------
10-Year    +5.15%
------------------

CLASS A (11/1/94-10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

             FRANKLIN LIMITED MATURITY U.S.
              GOVERNMENT SECURITIES FUND -    LEHMAN BROTHERS SHORT U.S.
                         CLASS A              TREASURY 1-5 YEAR INDEX(7)    CPI(7)
----------   ------------------------------   --------------------------   -------
 11/1/1994               $ 9,776                        $10,000            $10,000
11/30/1994               $ 9,721                        $ 9,950            $10,013
12/31/1994               $ 9,735                        $ 9,972            $10,013
 1/31/1995               $ 9,877                        $10,123            $10,054
 2/28/1995               $10,029                        $10,294            $10,094
 3/31/1995               $10,082                        $10,351            $10,127
 4/30/1995               $10,169                        $10,458            $10,161
 5/31/1995               $10,366                        $10,699            $10,181
 6/30/1995               $10,423                        $10,763            $10,201
 7/31/1995               $10,451                        $10,787            $10,201
 8/31/1995               $10,508                        $10,860            $10,227
 9/30/1995               $10,556                        $10,921            $10,247
10/31/1995               $10,645                        $11,027            $10,281
11/30/1995               $10,735                        $11,142            $10,274
12/31/1995               $10,815                        $11,239            $10,268
 1/31/1996               $10,884                        $11,341            $10,328
 2/29/1996               $10,839                        $11,262            $10,361
 3/31/1996               $10,815                        $11,226            $10,415
 4/30/1996               $10,812                        $11,216            $10,455
 5/31/1996               $10,820                        $11,224            $10,475
 6/30/1996               $10,903                        $11,320            $10,482
 7/31/1996               $10,933                        $11,360            $10,502
 8/31/1996               $10,963                        $11,389            $10,522
 9/30/1996               $11,058                        $11,512            $10,555
10/31/1996               $11,175                        $11,670            $10,589
11/30/1996               $11,270                        $11,779            $10,609
12/31/1996               $11,246                        $11,750            $10,609
 1/31/1997               $11,288                        $11,802            $10,642
 2/28/1997               $11,308                        $11,823            $10,676
 3/31/1997               $11,284                        $11,786            $10,702
 4/30/1997               $11,370                        $11,899            $10,716
 5/31/1997               $11,446                        $11,985            $10,709
 6/30/1997               $11,523                        $12,078            $10,722
 7/31/1997               $11,656                        $12,255            $10,736
 8/31/1997               $11,654                        $12,238            $10,756
 9/30/1997               $11,743                        $12,350            $10,783
10/31/1997               $11,832                        $12,467            $10,809
11/30/1997               $11,841                        $12,492            $10,803
12/31/1997               $11,931                        $12,586            $10,789
 1/31/1998               $12,056                        $12,734            $10,809
 2/28/1998               $12,054                        $12,729            $10,829
 3/31/1998               $12,087                        $12,772            $10,849
 4/30/1998               $12,143                        $12,833            $10,870
 5/31/1998               $12,200                        $12,910            $10,890
 6/30/1998               $12,257                        $12,984            $10,903
 7/31/1998               $12,314                        $13,040            $10,916
 8/31/1998               $12,476                        $13,246            $10,930
 9/30/1998               $12,651                        $13,496            $10,943
10/31/1998               $12,705                        $13,552            $10,970
11/30/1998               $12,675                        $13,516            $10,970
12/31/1998               $12,713                        $13,562            $10,963
 1/31/1999               $12,763                        $13,619            $10,990
 2/28/1999               $12,654                        $13,496            $11,003
 3/31/1999               $12,729                        $13,590            $11,037
 4/30/1999               $12,755                        $13,630            $11,117
 5/31/1999               $12,694                        $13,590            $11,117
 6/30/1999               $12,720                        $13,623            $11,117
 7/31/1999               $12,709                        $13,653            $11,151
 8/31/1999               $12,738                        $13,692            $11,177
 9/30/1999               $12,856                        $13,789            $11,231
10/31/1999               $12,897                        $13,813            $11,251
11/30/1999               $12,914                        $13,828            $11,258
12/31/1999               $12,905                        $13,819            $11,258
 1/31/2000               $12,850                        $13,794            $11,291
 2/29/2000               $12,950                        $13,892            $11,358
 3/31/2000               $13,037                        $14,012            $11,452
 4/30/2000               $13,059                        $14,025            $11,458
 5/31/2000               $13,055                        $14,085            $11,472
 6/30/2000               $13,249                        $14,260            $11,532
 7/31/2000               $13,325                        $14,352            $11,559
 8/31/2000               $13,456                        $14,476            $11,559
 9/30/2000               $13,588                        $14,592            $11,619
10/31/2000               $13,653                        $14,677            $11,639
11/30/2000               $13,800                        $14,843            $11,645
12/31/2000               $13,988                        $15,057            $11,639
 1/31/2001               $14,150                        $15,248            $11,712
 2/28/2001               $14,244                        $15,367            $11,759
 3/31/2001               $14,339                        $15,495            $11,786
 4/30/2001               $14,350                        $15,494            $11,833
 5/31/2001               $14,404                        $15,570            $11,886
 6/30/2001               $14,416                        $15,622            $11,906
 7/31/2001               $14,621                        $15,850            $11,873
 8/31/2001               $14,728                        $15,969            $11,873
 9/30/2001               $14,949                        $16,275            $11,926
10/31/2001               $15,129                        $16,470            $11,886
11/30/2001               $14,980                        $16,361            $11,866
12/31/2001               $14,917                        $16,329            $11,819
 1/31/2002               $15,012                        $16,373            $11,846
 2/28/2002               $15,132                        $16,477            $11,893
 3/31/2002               $14,990                        $16,294            $11,960
 4/30/2002               $15,183                        $16,534            $12,027
 5/31/2002               $15,260                        $16,628            $12,027
 6/30/2002               $15,367                        $16,800            $12,033
 7/31/2002               $15,543                        $17,080            $12,047
 8/31/2002               $15,675                        $17,195            $12,087
 9/30/2002               $15,808                        $17,431            $12,107
10/31/2002               $15,866                        $17,447            $12,127
11/30/2002               $15,790                        $17,332            $12,127
12/31/2002               $16,014                        $17,574            $12,100
 1/31/2003               $16,005                        $17,547            $12,154
 2/28/2003               $16,148                        $17,677            $12,247
 3/31/2003               $16,139                        $17,699            $12,321
 4/30/2003               $16,190                        $17,735            $12,294
 5/31/2003               $16,304                        $17,895            $12,274
 6/30/2003               $16,295                        $17,900            $12,288
 7/31/2003               $16,003                        $17,673            $12,301
 8/31/2003               $16,051                        $17,681            $12,348
 9/30/2003               $16,266                        $17,944            $12,388
10/31/2003               $16,170                        $17,824            $12,375
11/30/2003               $16,184                        $17,810            $12,341
12/31/2003               $16,291                        $17,936            $12,328
 1/31/2004               $16,351                        $17,995            $12,388
 2/29/2004               $16,464                        $18,126            $12,455
 3/31/2004               $16,530                        $18,221            $12,535
 4/30/2004               $16,265                        $17,921            $12,575
 5/31/2004               $16,204                        $17,885            $12,649
 6/30/2004               $16,239                        $17,901            $12,689
 7/31/2004               $16,308                        $17,991            $12,669
 8/31/2004               $16,473                        $18,187            $12,676
 9/30/2004               $16,462                        $18,179            $12,702
10/31/2004               $16,531                        $18,257            $12,769

AVERAGE ANNUAL TOTAL RETURN

---------------------------
ADVISOR CLASS(6)   10/31/04
---------------------------
1-Year              +2.24%
---------------------------
5-Year              +5.17%
---------------------------
10-Year             +5.46%
---------------------------

ADVISOR CLASS (11/1/94-10/31/04)(6)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

             FRANKLIN LIMITED MATURITY U.S.
              GOVERNMENT SECURITIES FUND -    LEHMAN BROTHERS SHORT U.S.
                      ADVISOR CLASS           TREASURY 1-5 YEAR INDEX(7)    CPI(7)
----------   ------------------------------   --------------------------   -------
 11/1/1994               $10,000                        $10,000            $10,000
11/30/1994               $ 9,944                        $ 9,950            $10,013
12/31/1994               $ 9,958                        $ 9,972            $10,013
 1/31/1995               $10,103                        $10,123            $10,054
 2/28/1995               $10,259                        $10,294            $10,094
 3/31/1995               $10,313                        $10,351            $10,127
 4/30/1995               $10,402                        $10,458            $10,161
 5/31/1995               $10,604                        $10,699            $10,181
 6/30/1995               $10,662                        $10,763            $10,201
 7/31/1995               $10,690                        $10,787            $10,201
 8/31/1995               $10,749                        $10,860            $10,227
 9/30/1995               $10,798                        $10,921            $10,247
10/31/1995               $10,890                        $11,027            $10,281
11/30/1995               $10,981                        $11,142            $10,274
12/31/1995               $11,062                        $11,239            $10,268
 1/31/1996               $11,134                        $11,341            $10,328
 2/29/1996               $11,088                        $11,262            $10,361
 3/31/1996               $11,063                        $11,226            $10,415
 4/30/1996               $11,060                        $11,216            $10,455
 5/31/1996               $11,069                        $11,224            $10,475
 6/30/1996               $11,153                        $11,320            $10,482
 7/31/1996               $11,184                        $11,360            $10,502
 8/31/1996               $11,215                        $11,389            $10,522
 9/30/1996               $11,311                        $11,512            $10,555
10/31/1996               $11,431                        $11,670            $10,589
11/30/1996               $11,529                        $11,779            $10,609
12/31/1996               $11,504                        $11,750            $10,609
 1/31/1997               $11,553                        $11,802            $10,642
 2/28/1997               $11,574                        $11,823            $10,676
 3/31/1997               $11,550                        $11,786            $10,702
 4/30/1997               $11,639                        $11,899            $10,716
 5/31/1997               $11,718                        $11,985            $10,709
 6/30/1997               $11,796                        $12,078            $10,722
 7/31/1997               $11,933                        $12,255            $10,736
 8/31/1997               $11,932                        $12,238            $10,756
 9/30/1997               $12,023                        $12,350            $10,783
10/31/1997               $12,116                        $12,467            $10,809
11/30/1997               $12,138                        $12,492            $10,803
12/31/1997               $12,231                        $12,586            $10,789
 1/31/1998               $12,361                        $12,734            $10,809
 2/28/1998               $12,360                        $12,729            $10,829
 3/31/1998               $12,383                        $12,772            $10,849
 4/30/1998               $12,430                        $12,833            $10,870
 5/31/1998               $12,501                        $12,910            $10,890
 6/30/1998               $12,560                        $12,984            $10,903
 7/31/1998               $12,619                        $13,040            $10,916
 8/31/1998               $12,774                        $13,246            $10,930
 9/30/1998               $12,967                        $13,496            $10,943
10/31/1998               $13,011                        $13,552            $10,970
11/30/1998               $12,981                        $13,516            $10,970
12/31/1998               $13,020                        $13,562            $10,963
 1/31/1999               $13,073                        $13,619            $10,990
 2/28/1999               $12,962                        $13,496            $11,003
 3/31/1999               $13,041                        $13,590            $11,037
 4/30/1999               $13,069                        $13,630            $11,117
 5/31/1999               $13,008                        $13,590            $11,117
 6/30/1999               $13,035                        $13,623            $11,117
 7/31/1999               $13,024                        $13,653            $11,151
 8/31/1999               $13,055                        $13,692            $11,177
 9/30/1999               $13,177                        $13,789            $11,231
10/31/1999               $13,222                        $13,813            $11,251
11/30/1999               $13,240                        $13,828            $11,258
12/31/1999               $13,232                        $13,819            $11,258
 1/31/2000               $13,176                        $13,794            $11,291
 2/29/2000               $13,279                        $13,892            $11,358
 3/31/2000               $13,357                        $14,012            $11,452
 4/30/2000               $13,394                        $14,025            $11,458
 5/31/2000               $13,391                        $14,085            $11,472
 6/30/2000               $13,592                        $14,260            $11,532
 7/31/2000               $13,670                        $14,352            $11,559
 8/31/2000               $13,806                        $14,476            $11,559
 9/30/2000               $13,929                        $14,592            $11,619
10/31/2000               $14,011                        $14,677            $11,639
11/30/2000               $14,149                        $14,843            $11,645
12/31/2000               $14,344                        $15,057            $11,639
 1/31/2001               $14,525                        $15,248            $11,712
 2/28/2001               $14,623                        $15,367            $11,759
 3/31/2001               $14,721                        $15,495            $11,786
 4/30/2001               $14,733                        $15,494            $11,833
 5/31/2001               $14,789                        $15,570            $11,886
 6/30/2001               $14,803                        $15,622            $11,906
 7/31/2001               $15,015                        $15,850            $11,873
 8/31/2001               $15,126                        $15,969            $11,873
 9/30/2001               $15,355                        $16,275            $11,926
10/31/2001               $15,540                        $16,470            $11,886
11/30/2001               $15,389                        $16,361            $11,866
12/31/2001               $15,325                        $16,329            $11,819
 1/31/2002               $15,424                        $16,373            $11,846
 2/28/2002               $15,549                        $16,477            $11,893
 3/31/2002               $15,404                        $16,294            $11,960
 4/30/2002               $15,604                        $16,534            $12,027
 5/31/2002               $15,699                        $16,628            $12,027
 6/30/2002               $15,795                        $16,800            $12,033
 7/31/2002               $15,977                        $17,080            $12,047
 8/31/2002               $16,114                        $17,195            $12,087
 9/30/2002               $16,267                        $17,431            $12,107
10/31/2002               $16,313                        $17,447            $12,127
11/30/2002               $16,236                        $17,332            $12,127
12/31/2002               $16,469                        $17,574            $12,100
 1/31/2003               $16,461                        $17,547            $12,154
 2/28/2003               $16,609                        $17,677            $12,247
 3/31/2003               $16,601                        $17,699            $12,321
 4/30/2003               $16,656                        $17,735            $12,294
 5/31/2003               $16,774                        $17,895            $12,274
 6/30/2003               $16,765                        $17,900            $12,288
 7/31/2003               $16,482                        $17,673            $12,301
 8/31/2003               $16,517                        $17,681            $12,348
 9/30/2003               $16,740                        $17,944            $12,388
10/31/2003               $16,643                        $17,824            $12,375
11/30/2003               $16,658                        $17,810            $12,341
12/31/2003               $16,770                        $17,936            $12,328
 1/31/2004               $16,833                        $17,995            $12,388
 2/29/2004               $16,951                        $18,126            $12,455
 3/31/2004               $17,021                        $18,221            $12,535
 4/30/2004               $16,748                        $17,921            $12,575
 5/31/2004               $16,688                        $17,885            $12,649
 6/30/2004               $16,711                        $17,901            $12,689
 7/31/2004               $16,783                        $17,991            $12,669
 8/31/2004               $16,954                        $18,187            $12,676
 9/30/2004               $16,944                        $18,179            $12,702
10/31/2004               $17,019                        $18,257            $12,769


30 | Annual Report

ENDNOTES

THE FUND'S YIELD AND SHARE PRICE ARE NOT GUARANTEED AND WILL VARY WITH MARKET CONDITIONS, INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS. SECURITIES OWNED BY THE FUND, BUT NOT SHARES OF THE FUND, ARE GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES AS TO TIMELY PAYMENT OF PRINCIPAL AND INTEREST. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/04.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/04.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +47.93% and +5.13%.

7. Source: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Short U.S. Treasury 1-5 Year Index includes fixed U.S. Treasury securities. The index excludes all U.S. Treasury bills, flower bonds, targeted investor notes (TINs), and state and local government series
   (SLGS). All issues included must have one to five years to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.


                                                              Annual Report | 31

YOUR FUND'S EXPENSES

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


32 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/04     VALUE 10/31/04   PERIOD* 4/30/04-10/31/04
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,016.40               $4.05
Hypothetical (5% return before expenses)         $1,000           $1,021.11               $4.06
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,015.90               $3.55
Hypothetical (5% return before expenses)         $1,000           $1,021.62               $3.56
--------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.80% and
Advisor: 0.70%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                              Annual Report | 33

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                   ----------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------------------
CLASS A                                              2004         2003       2002          2001        2000
                                                   ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $  13.90     $  10.87   $  13.07      $  15.93    $  12.75
                                                   ----------------------------------------------------------
Income from investment operations:

   Net investment income(a) ....................        .50          .56        .69(d)        .76         .75

   Net realized and unrealized gains (losses) ..       1.43         2.97      (2.14)(d)     (2.12)       3.08
                                                   ----------------------------------------------------------
Total from investment operations ...............       1.93         3.53      (1.45)        (1.36)       3.83
                                                   ----------------------------------------------------------
Less distributions from:

   Net investment income .......................       (.67)        (.50)      (.75)         (.83)       (.65)

   Net realized gains ..........................         --           --         --          (.67)         --
                                                   ----------------------------------------------------------
Total distributions ............................       (.67)        (.50)      (.75)        (1.50)       (.65)
                                                   ----------------------------------------------------------
Redemption fees ................................         --(c)        --         --            --          --
                                                   ----------------------------------------------------------
Net asset value, end of year ...................   $  15.16     $  13.90   $  10.87      $  13.07    $  15.93
                                                   ----------------------------------------------------------
Total return(b) ................................      14.06%       33.10%    (11.74)%       (9.15)%     30.51%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $380,960     $294,987   $168,040      $169,659    $159,130

Ratios to average net assets:

   Expenses ....................................        .92%         .98%      1.00%         1.00%       1.05%

   Expenses net of payments by affiliate .......        .89%         .98%      1.00%         1.00%       1.05%

   Net investment income .......................       3.36%        4.49%      5.45%(d)      5.26%       4.92%

Portfolio turnover rate ........................      28.37%       49.90%     91.25%       163.07%     177.02%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.001 per share.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .....................................   $(.017)
Net realized and unrealized gains (losses) per share ................     .017
Ratio of net investment income to average net assets ................     (.14)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


34 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN CONVERTIBLE SECURITIES FUND (CONTINUED)

                                                    -------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                       2004        2003       2002         2001       2000
                                                    -------------------------------------------------------
CLASS C

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $  13.81     $  10.82   $ 13.01      $ 15.86    $ 12.70
                                                    -------------------------------------------------------
Income from investment operations:
   Net investment income(a) .....................        .39          .46       .60(d)       .66        .64
   Net realized and unrealized gains (losses) ...       1.42         2.96     (2.13)(d)    (2.12)      3.06
                                                    -------------------------------------------------------
Total from investment operations ................       1.81         3.42     (1.53)       (1.46)      3.70
                                                    -------------------------------------------------------
Less distributions from:
   Net investment income ........................       (.57)        (.43)     (.66)        (.72)      (.54)
   Net realized gains ...........................         --           --        --         (.67)        --
                                                    -------------------------------------------------------
Total distributions .............................       (.57)        (.43)     (.66)       (1.39)      (.54)
                                                    -------------------------------------------------------
Redemption fees .................................         --(c)        --        --           --         --
                                                    -------------------------------------------------------
Net asset value, end of year ....................   $  15.05     $  13.81   $ 10.82      $ 13.01    $ 15.86
                                                    =======================================================

Total return(b) .................................      13.21%       32.08%   (12.35)%      (9.82)%    29.54%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $167,813     $106,719   $55,759      $46,861    $35,525
Ratios to average net assets:
   Expenses .....................................       1.67%        1.75%     1.72%        1.75%      1.77%
   Expenses net of payments by affiliate ........       1.64%        1.75%     1.72%        1.75%      1.77%
   Net investment income ........................       2.61%        3.72%     4.73%(d)     4.55%      4.21%
Portfolio turnover rate .........................      28.37%       49.90%    91.25%      163.07%    177.02%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.001 per share.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .....................................   $(.017)
Net realized and unrealized gains (losses) per share ................     .017
Ratio of net investment income to average net assets ................     (.14)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                         Annual Report | See notes to financial statements. | 35

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2004

------------------------------------------------------------------------------------------------------------
FRANKLIN CONVERTIBLE SECURITIES FUND                                           SHARES/WARRANTS      VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 2.3%
   ELECTRONIC TECHNOLOGY .9%
(a)Intersil Corp., wts., 11/19/06 ..........................................        23,821       $   188,996
   L-3 Communications Holdings Inc. ........................................        74,332         4,900,709
                                                                                                 -----------
                                                                                                   5,089,705
                                                                                                 -----------

   HEALTH TECHNOLOGY 1.1%
(a)OSI Pharmaceuticals Inc. ................................................        90,000         5,848,200
                                                                                                 -----------

   PROCESS INDUSTRIES .3%
(a)HMP Equity Holdings Corp., wts., 144A, 5/15/11 ..........................         6,500         1,953,250
                                                                                                 -----------
   TOTAL COMMON STOCKS AND WARRANTS(COST $8,782,367) .......................                      12,891,155
                                                                                                 -----------

   CONVERTIBLE PREFERRED STOCKS 41.6%
   COMMERCIAL SERVICES .5%
   Interpublic Group of Cos. Inc., 5.375%, cvt. pfd. .......................        65,000         3,016,000
                                                                                                 -----------

   COMMUNICATIONS .8%
   ALLTEL Corp., 7.75%, cvt. pfd. ..........................................        90,000         4,563,000
                                                                                                 -----------

   CONSUMER DURABLES 3.9%
   Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .......................       305,000        15,246,950
   General Motors Corp., 6.25%, cvt. pfd. ..................................       235,000         6,316,800
                                                                                                 -----------
                                                                                                  21,563,750
                                                                                                 -----------

   CONSUMER NON-DURABLES 1.2%
   Constellation Brands Inc., 5.75%, cvt. pfd. .............................       191,800         6,425,300
                                                                                                 -----------

   CONSUMER SERVICES .9%
   Six Flags Inc., 7.25%, cvt. pfd. ........................................       250,000         5,175,000
                                                                                                 -----------

   DISTRIBUTION SERVICES .7%
   McKesson Financing Trust, 5.00%, cvt. pfd. ..............................        75,000         3,712,500
                                                                                                 -----------

   ELECTRONIC TECHNOLOGY .9%
   Northrop Grumman Corp., 7.00%, cvt. pfd., B .............................        40,000         5,200,000
                                                                                                 -----------

   ENERGY MINERALS 3.4%
   Arch Coal Inc., 5.00%, cvt. pfd. ........................................       100,000         8,387,500
   Chesapeake Energy Corp., 6.75%, cvt. pfd. ...............................        20,000         2,034,800
   Chesapeake Energy Corp., 6.75%, cvt. pfd., 144A .........................        80,000         8,360,000
                                                                                                 -----------
                                                                                                  18,782,300
                                                                                                 -----------

   FINANCE 13.1%
   Capital One Financial Corp., 6.25%, cvt. pfd. ...........................       100,000         5,287,500
   Chubb Corp., 7.00%, cvt. pfd. ...........................................       150,000         4,191,000
   Commerce Capital Trust II, 5.95%, cvt. pfd. .............................       145,000         9,080,625
   Conseco Inc., 5.50%, cvt. pfd. ..........................................       225,000         5,287,500
   Hartford Financial Service Group Inc., 6.00%, cvt. pfd. .................        75,000         4,226,250
   PMI Group Inc., 5.875%, cvt. pfd. .......................................       270,000         6,750,000
   Prudential Financial Inc., 6.75%, cvt. pfd. .............................       120,700         8,330,714
   Travelers Property Casualty Corp., 4.50%, cvt. pfd., junior sub. note ...       300,000         6,645,000
   Unumprovident Corp., 8.25%, cvt. pfd. ...................................       400,000         9,972,200
   Washington Mutual Capital Trust I, 5.375%, cvt. pfd., 144A ..............        60,000         3,213,750
   Washington Mutual Inc., 5.375%, cvt. pfd. ...............................        20,000         1,074,560
   XL Capital Ltd., 6.50%, cvt. pfd. .......................................       320,000         7,669,120
                                                                                                 -----------
                                                                                                  71,728,219
                                                                                                 -----------


36 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONVERTIBLE SECURITIES FUND                                                      SHARES/WARRANTS      VALUE
-----------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED STOCKS (CONT.)
   HEALTH SERVICES 1.2%
   Anthem Inc., 6.00%, cvt. pfd. .......................................................            70,000       $  6,394,500
                                                                                                                 ------------

   INDUSTRIAL SERVICES 2.0%
   Allied Waste Industries Inc., 6.25%, cvt. pfd. ......................................           164,700          7,936,893
   Williams Cos. Inc., 5.50%, cvt. pfd., 144A. .........................................            41,000          2,982,750
                                                                                                                 ------------
                                                                                                                   10,919,643
                                                                                                                 ------------

   PROCESS INDUSTRIES 2.5%
   International Paper Co., 5.25%, cvt. pfd. ...........................................            75,000          3,796,875
   Temple Inland Inc., 7.50%, cvt. pfd. ................................................           185,000          9,647,750
                                                                                                                   13,444,625

   REAL ESTATE INVESTMENT TRUSTS 3.0%
   Citigroup Global Markets into Regency, 2.00%, cvt. pfd. .............................           105,000          4,453,890
   Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ..................................            96,327          2,408,175
   Host Marriott Corp., 6.75%, cvt. pfd. ...............................................           182,800          9,823,672
                                                                                                                 ------------
                                                                                                                   16,685,737
                                                                                                                 ------------

   RETAIL TRADE 1.3%
   Toys R Us Inc., 6.25%, cvt. pfd. ....................................................           144,000          6,913,440
                                                                                                                 ------------

   UTILITIES 6.2%
   Aquila Inc., 6.75%, cvt. pfd. .......................................................           306,300          9,372,780
   CMS Energy Corp., 4.50%, cvt. pfd., 144A ............................................           100,000          5,868,800
   DTE Energy Co., 8.75%, cvt. pfd. ....................................................           200,000          5,196,000
   FPL Group Inc., 8.50%, cvt. pfd. ....................................................            85,000          4,858,600
   Sempra Energy, 8.50%, cvt. pfd. .....................................................           300,000          8,575,200
                                                                                                                 ------------
                                                                                                                   33,871,380
                                                                                                                 ------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $206,432,034) ..............................                          228,395,394
                                                                                                                 ------------

                                                                                           -------------------
                                                                                           PRINCIPAL AMOUNT(b)
                                                                                           -------------------
   CONVERTIBLE BONDS 50.0%
   COMMERCIAL SERVICES 1.9%
   Grey Global Group Inc., cvt., 144A, 5.00%, 10/15/33 .................................       $ 6,000,000          6,667,500
   Interpublic Group of Cos. Inc., cvt., 144A, 4.50%, 3/15/23 ..........................         3,000,000          3,795,000
                                                                                                                 ------------
                                                                                                                   10,462,500
                                                                                                                 ------------

   COMMUNICATIONS 2.0%
   NII Holdings Inc., cvt., senior note, 144A, 3.50%, 9/15/33 ..........................         6,000,000         10,920,000
                                                                                                                 ------------

   CONSUMER DURABLES 1.1%
   K2 Inc., cvt., 144A, 5.00%, 6/15/10 .................................................         4,000,000          5,857,880
                                                                                                                 ------------

   CONSUMER SERVICES 5.3%
(c)Adelphia Communications Corp., cvt., junior sub. note, 6.00%, 2/15/06 ...............        11,250,000          2,362,500
   Fairmont Hotels & Resorts Inc., cvt., senior note, 144A, 3.75%, 12/01/23 (Canada) ...         5,000,000          5,250,000
   Liberty Media Corp. into Viacom, cvt., B, 3.25%, 3/15/31 ............................        10,000,000          9,362,500
   Tyco International Group SA, cvt., 2.75%, 1/15/18 (Luxembourg) ......................         3,000,000          4,248,750
   Tyco International Group SA, cvt., 144A, 2.75%, 1/15/18 (Luxembourg) ................         5,500,000          7,789,375
                                                                                                                 ------------
                                                                                                                   29,013,125
                                                                                                                 ------------


                                                              Annual Report | 37

FRANKLIN INVESTORS SECURITIES TRUST

--------------------------------------------------------------------------------------------------------------------
FRANKLIN CONVERTIBLE SECURITIES FUND                                               PRINCIPAL AMOUNT(b)      VALUE
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS(CONT.)
DISTRIBUTION SERVICES 1.7%
AmerisourceBergen Corp., cvt., 5.00%, 12/01/07 .................................       $ 8,500,000       $ 9,063,125
                                                                                                         -----------

ELECTRONIC TECHNOLOGY 2.9%
Corning Inc., cvt., 3.50%, 11/01/08 ............................................         7,000,000         8,330,000
Liberty Media Corp. into Motorola, cvt., senior deb., 3.50%, 1/15/31 ...........         8,000,000         7,330,000
                                                                                                         -----------
                                                                                                          15,660,000
                                                                                                         -----------

FINANCE 7.1%
Capitalsource Inc., cvt., senior note, 144A, 3.50%, 7/15/34 ....................         8,000,000         8,100,000
Countrywide Financial Corp., cvt., zero cpn., 2/08/31 ..........................         6,000,000         9,330,000
GATX Corp., cvt., 144A, 5.00%, 8/15/23 .........................................         3,000,000         3,982,500
Leucadia National Corp., cvt., 144A, 3.75%, 4/15/14 ............................         7,500,000         8,381,250
NCO Group Inc., cvt., 4.75%, 4/15/06 ...........................................         5,000,000         5,243,750
Providian Financial Corp., cvt., 4.00%, 5/15/08 ................................         3,000,000         3,986,250
                                                                                                         -----------
                                                                                                          39,023,750
                                                                                                         -----------

HEALTH SERVICES 4.2%
LifePoint Hospitals Holding, cvt., 4.50%, 6/01/09 ..............................         2,500,000         2,487,500
Pacificare Health Systems Inc., cvt., 3.00%, 10/15/32 ..........................         2,000,000         3,645,000
Sierra Health Services Inc., cvt., senior deb., 2.25%, 3/15/23 .................         3,000,000         8,040,000
Universal Health Services Inc., cvt., .426%, 6/23/20 ...........................        15,500,000         8,893,125
                                                                                                         -----------
                                                                                                          23,065,625
                                                                                                         -----------

HEALTH TECHNOLOGY 11.6%
Alpharma Inc., cvt., 3.00%, 6/01/06 ............................................         4,000,000         5,010,000
Alza Corp., cvt., zero cpn., 7/28/20 ...........................................        10,000,000         8,075,000
Biogen Idec Inc., cvt., zero cpn., 2/16/19 .....................................         3,500,000         8,242,500
Gilead Sciences Inc., cvt., senior note, 2.00%, 12/15/07 .......................         4,000,000         6,025,000
InterMune Inc., cvt., senior note, .25%, 3/01/11 ...............................         8,000,000         6,500,000
IVAX Corp., cvt., 4.50%, 5/15/08 ...............................................         5,000,000         5,031,250
Medarex Inc., cvt., 144A, 2.25%, 5/15/11 .......................................         5,000,000         4,425,000
MGI Pharma Inc., cvt., senior sub. note, 144A, 1.682% to 3/02/11,
   zero cpn. thereafter, 3/02/24 ...............................................        10,000,000         8,062,500
NPS Pharmaceuticals Inc., cvt., senior note, 144A, 3.00%, 6/15/08 ..............         7,000,000         6,256,250
Protein Design Labs Inc., cvt., 2.75%, 8/16/23 .................................         5,150,000         6,295,875
                                                                                                         -----------
                                                                                                          63,923,375
                                                                                                         -----------

PROCESS INDUSTRIES 2.2%
Bunge Ltd., cvt., senior note, 3.75%, 11/15/22 .................................         5,000,000         7,618,750
HMP Equity Holdings Corp., senior disc. note, zero cpn., 5/15/08 ...............         6,500,000         4,225,000
                                                                                                         -----------
                                                                                                          11,843,750
                                                                                                         -----------

PRODUCER MANUFACTURING 1.1%
Lennox International Inc., cvt., 6.25%, 6/01/09 ................................         5,500,000         6,180,625
                                                                                                         -----------

RETAIL TRADE 4.3%
Casual Male Retail Group Inc., cvt., senior sub. note, 144A, 5.00%, 1/01/24 ....         7,000,000         6,055,000
Gap Inc., cvt., senior note, 5.75%, 3/15/09 ....................................         4,500,000         5,760,000
Gap Inc., cvt., senior note, 144A, 5.75%, 3/15/09 ..............................         3,500,000         4,480,000
Lowe's Cos. Inc., cvt., senior note, zero cpn., 2/16/21 ........................         8,000,000         7,465,040
                                                                                                         -----------
                                                                                                          23,760,040
                                                                                                         -----------


38 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

------------------------------------------------------------------------------------------------------------
FRANKLIN CONVERTIBLE SECURITIES FUND                                      PRINCIPAL AMOUNT(b)       VALUE
------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS(CONT.)
   TECHNOLOGY SERVICES 1.2%
   Symantec Corp., cvt., 3.00%, 11/01/06 ..............................       $  2,000,000      $  6,682,500
                                                                                                ------------

   UTILITIES 3.4%
   Dynegy Inc., cvt., 144A, 4.75%, 8/15/23 ............................          5,000,000         7,375,000
   Reliant Resources Inc., cvt., 144A, 5.00%, 8/15/10 .................          5,000,000         6,768,100
   Sierra Pacific Resources Co., cvt., 144A, 7.25%, 2/14/10 ...........          2,000,000         4,635,000
                                                                                                ------------
                                                                                                  18,778,100
                                                                                                ------------
   TOTAL CONVERTIBLE BONDS (COST $240,454,778) ........................                          274,234,395
                                                                                                ------------
   TOTAL LONG TERM INVESTMENTS (COST $455,669,179) ....................                          515,520,944
                                                                                                ------------

                                                                          -------------------
                                                                                 SHARES
                                                                          -------------------
   SHORT TERM INVESTMENT (COST $26,743,318) 4.9%
   MONEY FUND
(d)Franklin Institutional Fiduciary Trust Money Market Portfolio ......         26,743,318        26,743,318
                                                                                                ------------
   TOTAL INVESTMENTS (COST $482,412,497) 98.8% ........................                          542,264,262
   OTHER ASSETS, LESS LIABILITIES 1.2% ................................                            6,508,784
                                                                                                ------------
   NET ASSETS 100.0% ..................................................                         $548,773,046
                                                                                                ============

(a)  Non-income producing.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c)  Defaulted securities. See Note 8.

(d) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                                                              Annual Report | 39

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN EQUITY INCOME FUND

                                                     -----------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
CLASS A                                                2004          2003       2002          2001        2000
                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  17.84      $  15.42   $  17.76      $  19.82    $  19.20
                                                     -----------------------------------------------------------
Income from investment operations:
   Net investment income(a) ......................        .41           .40        .42(d)        .43         .53
   Net realized and unrealized gains (losses) ....       1.72          2.45      (2.21)(d)     (1.60)       1.89
                                                     -----------------------------------------------------------
Total from investment operations .................       2.13          2.85      (1.79)        (1.17)       2.42
                                                     -----------------------------------------------------------
Less distributions from:
   Net investment income .........................       (.39)         (.43)      (.40)         (.46)       (.52)
   Net realized gains ............................         --            --       (.15)         (.43)      (1.28)
                                                     -----------------------------------------------------------
Total distributions ..............................       (.39)         (.43)      (.55)         (.89)      (1.80)
                                                     -----------------------------------------------------------
Redemption fees ..................................         --(c)         --         --            --          --
                                                     -----------------------------------------------------------
Net asset value, end of year .....................   $  19.58      $  17.84   $  15.42      $  17.76    $  19.82
                                                     ===========================================================
Total return(b) ..................................      12.04%        18.72%    (10.43)%       (6.22)%     14.05%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $615,941      $501,658   $404,219      $373,232    $344,671
Ratios to average net assets:
   Expenses ......................................        .93%(e)      1.00%      1.00%          .99%       1.04%
   Net investment income .........................       2.15%         2.46%      2.34%(d)      2.19%       2.94%
Portfolio turnover rate ..........................      36.42%        54.07%     77.27%       114.13%      69.75%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.001 per share.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .....................................   $(.012)
Net realized and unrealized gains (losses) per share ................     .012
Ratio of net investment income to average net assets ................     (.07)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

(e) The expense ratio and the expense ratio net of payments by affiliate do not differ by more than. 01%.


40 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                    ------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                                    ------------------------------------------------------
CLASS B                                               2004         2003      2002         2001       2000
                                                    ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 17.76      $ 15.37   $ 17.70      $ 19.76    $19.16
                                                    ------------------------------------------------------
Income from investment operations:
   Net investment income(a) .....................       .27          .27       .28(d)       .27       .39
   Net realized and unrealized gains (losses) ...      1.71         2.44     (2.19)(d)    (1.59)     1.88
                                                    ------------------------------------------------------
Total from investment operations ................      1.98         2.71     (1.91)       (1.32)     2.27
                                                    ------------------------------------------------------
Less distributions from:
   Net investment income ........................      (.25)        (.32)     (.27)        (.31)     (.39)
   Net realized gains ...........................        --           --      (.15)        (.43)    (1.28)
                                                    ------------------------------------------------------
Total distributions .............................      (.25)        (.32)     (.42)        (.74)    (1.67)
                                                    ------------------------------------------------------
Redemption fees .................................        --(c)        --        --           --        --
                                                    ------------------------------------------------------
Net asset value, end of year ....................   $ 19.49      $ 17.76   $ 15.37      $ 17.70    $19.76
                                                    ======================================================
Total return(b) .................................     11.20%       17.85%   (11.07)%      (6.97)%   13.17%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $55,442      $42,764   $21,341      $10,661    $4,509
Ratios to average net assets:
   Expenses .....................................      1.68%(e)     1.75%     1.75%        1.73%     1.78%
   Net investment income ........................      1.40%        1.71%     1.59%(d)     1.41%     2.18%
Portfolio turnover rate .........................     36.42%       54.07%    77.27%      114.13%    69.75%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.001 per share.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .....................................   $(.012)
Net realized and unrealized gains (losses) per share ................     .012
Ratio of net investment income to average net assets ................     (.07)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

(e) The expense ratio and the expense ratio net of payments by affiliate do not differ by more than .01%.


                         Annual Report | See notes to financial statements. | 41

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                    ---------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                    ---------------------------------------------------------
CLASS C                                               2004          2003       2002         2001      2000
                                                    ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  17.77      $  15.38   $ 17.70      $ 19.77    $ 19.14
                                                    ---------------------------------------------------------
Income from investment operations:
   Net investment income(a) .....................        .27           .27       .28(d)       .28        .40
   Net realized and unrealized gains (losses) ...       1.71          2.43     (2.18)(d)    (1.61)      1.89
                                                    ---------------------------------------------------------
Total from investment operations ................       1.98          2.70     (1.90)       (1.33)      2.29
                                                    ---------------------------------------------------------
Less distributions from:
   Net investment income ........................       (.25)         (.31)     (.27)        (.31)      (.38)
   Net realized gains ...........................         --            --      (.15)        (.43)     (1.28)
                                                    ---------------------------------------------------------
Total distributions .............................       (.25)         (.31)     (.42)        (.74)     (1.66)
                                                    ---------------------------------------------------------
Redemption fees .................................         --(c)         --        --           --         --
                                                    ---------------------------------------------------------
Net asset value, end of year ....................   $  19.50      $  17.77   $ 15.38      $ 17.70    $ 19.77
                                                    =========================================================
Total return(b) .................................      11.19%        17.82%   (11.07)%      (7.00)%    13.26%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $172,773      $147,739   $96,701      $84,912    $73,387
Ratios to average net assets:
   Expenses .....................................       1.68%(e)      1.76%     1.73%        1.74%      1.78%
   Net investment income ........................       1.40%         1.70%     1.61%(d)     1.44%      2.20%
Portfolio turnover rate .........................      36.42%        54.07%    77.27%      114.13%     69.75%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.001 per share.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .....................................   $(.012)
Net realized and unrealized gains (losses) per share ................     .012
Ratio of net investment income to average net assets ................     (.07)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

(e) The expense ratio and the expense ratio net of payments by affiliate do not differ by more than .01%.


42 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                    ----------------------------------
                                                        YEAR ENDED OCTOBER 31,
                                                    ----------------------------------
CLASS R                                               2004          2003    2002(d)
                                                    ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 17.85       $ 15.44   $16.20
                                                    ----------------------------------
Income from investment operations:
   Net investment income(a) .....................       .37           .34      .06
   Net realized and unrealized gains (losses) ...      1.72          2.46     (.73)
                                                    ----------------------------------
Total from investment operations ................      2.09          2.80     (.67)
                                                    ----------------------------------
Less distributions from net investment income ...      (.35)         (.39)    (.09)
                                                    ----------------------------------
Redemption fees .................................        --(c)         --       --
                                                    ----------------------------------
Net asset value, end of year ....................   $ 19.59       $ 17.85   $15.44
                                                    ==================================
Total return(b) .................................     11.75%        18.46%   (4.17)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $18,858       $14,685   $2,842
Ratios to average net assets:
   Expenses .....................................      1.18%(f)      1.25%    1.25%(e)
   Net investment income ........................      1.90%         2.21%    2.09%(e)
Portfolio turnover rate .........................     36.42%        54.07%   77.27%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.001 per share.

(d)  For the period August 1, 2002 (effective date) to October 31, 2002.

(e)  Annualized.

(f) The expense ratio and the expense ratio net of payments by affiliate do not differ by more than .01%.


                         Annual Report | See notes to financial statements. | 43

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2004

----------------------------------------------------------------------------------------------
    FRANKLIN EQUITY INCOME FUND                                          SHARES       VALUE
----------------------------------------------------------------------------------------------
    COMMON STOCKS 90.5%
    COMMERCIAL SERVICES 3.1%
    Dex Media Inc. ..................................................   450,000   $  9,540,000
    R.R. Donnelley & Sons Co. .......................................   540,200     16,989,290
                                                                                  ------------
                                                                                    26,529,290
                                                                                  ------------
    COMMUNICATIONS 6.9%
    Alltel Corp. ....................................................   165,400      9,085,422
    BellSouth Corp. .................................................   486,000     12,961,620
    SBC Communications Inc. .........................................   748,500     18,907,110
    Verizon Communications Inc. .....................................   467,750     18,289,025
                                                                                  ------------
                                                                                    59,243,177
                                                                                  ------------
    CONSUMER NON-DURABLES 7.3%
    Altria Group Inc. ...............................................   389,900     18,894,554
    British American Tobacco PLC (United Kingdom) ...................   535,600      8,069,674
    Coca-Cola Co. ...................................................   266,000     10,815,560
    General Mills Inc. ..............................................   107,400      4,752,450
    Kimberly-Clark Corp. ............................................   102,900      6,140,043
    Sara Lee Corp. ..................................................   189,800      4,418,544
    Unilever NV, N.Y. shs., ADR (Netherlands) .......................   162,900      9,626,640
                                                                                  ------------
                                                                                    62,717,465
                                                                                  ------------
    CONSUMER SERVICES 1.6%
    Dow Jones & Co. Inc. ............................................   215,600      9,540,300
    The Walt Disney Co. .............................................   160,800      4,055,376
                                                                                  ------------
                                                                                    13,595,676
                                                                                  ------------
    ELECTRONIC TECHNOLOGY 6.7%
    Diebold Inc. ....................................................    64,900      3,105,465
    Hewlett-Packard Co. .............................................   384,100      7,167,306
    Lockheed Martin Corp. ...........................................   169,100      9,315,719
    Nokia Corp., ADR (Finland) ......................................   623,500      9,614,370
    Raytheon Co. ....................................................   425,100     15,507,648
    Rockwell Automation Inc. ........................................   319,100     13,303,279
                                                                                  ------------
                                                                                    58,013,787
                                                                                  ------------
    ENERGY MINERALS 12.2%
    BP PLC, ADR (United Kingdom) ....................................   440,700     25,670,775
    ChevronTexaco Corp. .............................................   533,920     28,329,795
    ExxonMobil Corp. ................................................   361,334     17,784,859
    Kerr-McGee Corp. ................................................   252,500     14,953,050
    Shell Transport & Trading Co. PLC, ADR (United Kingdom) .........   402,100     19,003,246
                                                                                  ------------
                                                                                   105,741,725
                                                                                  ------------
    FINANCE 24.0%
    Bank of America Corp. ...........................................   811,306     36,338,396
    Citigroup Inc. ..................................................   783,600     34,768,332
    Fannie Mae ......................................................   300,900     21,108,135
    Fifth Third Bancorp .............................................   221,300     10,885,747
    JPMorgan Chase & Co. ............................................   395,550     15,268,230
    KeyCorp .........................................................   128,200      4,306,238
    Morgan Stanley ..................................................   272,100     13,901,589


44 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

------------------------------------------------------------------------------------------------
    FRANKLIN EQUITY INCOME FUND                                           SHARES        VALUE
------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    FINANCE (CONT.)
    Old Republic International Corp. ................................     345,100   $  8,058,085
    St. Paul Travelers Cos. Inc. ....................................     383,500     13,023,660
    U.S. Bancorp ....................................................     520,000     14,877,200
    Wachovia Corp. ..................................................     133,600      6,574,456
    Washington Mutual Inc. ..........................................     334,700     12,956,237
    Wells Fargo & Co. ...............................................     249,300     14,888,196
                                                                                    ------------
                                                                                     206,954,501
                                                                                    ------------
    HEALTH TECHNOLOGY 7.4%
    Abbott Laboratories .............................................     106,500      4,540,095
    Bristol-Myers Squibb Co. ........................................     257,200      6,026,196
    GlaxoSmithKline PLC, ADR (United Kingdom) .......................     250,300     10,612,720
    Hillenbrand Industries Inc. .....................................      88,800      4,420,464
    Johnson & Johnson ...............................................      78,700      4,594,506
    Merck & Co. Inc. ................................................     341,000     10,676,710
    Pall Corp. ......................................................     276,100      7,139,946
    Pfizer Inc. .....................................................     296,800      8,592,360
    Wyeth ...........................................................     182,700      7,244,055
                                                                                    ------------
                                                                                      63,847,052
                                                                                    ------------
    INDUSTRIAL SERVICES .5%
    Waste Management Inc. ...........................................     164,200      4,676,416
                                                                                    ------------
    NON-ENERGY MINERALS 1.3%
    Alcoa Inc. ......................................................     342,400     11,128,000
                                                                                    ------------
    PROCESS INDUSTRIES 3.1%
    Cabot Corp. .....................................................      21,900        746,352
    Dow Chemical Co. ................................................     304,100     13,666,254
    E.I. du Pont de Nemours & Co. ...................................     299,600     12,843,852
                                                                                    ------------
                                                                                      27,256,458
                                                                                    ------------
    PRODUCER MANUFACTURING 8.6%
    Avery Dennison Corp. ............................................     161,800      9,843,912
    General Electric Co. ............................................   1,045,600     35,675,872
    Honeywell International Inc. ....................................     345,300     11,629,704
    PACCAR Inc. .....................................................      94,700      6,563,657
    Pitney Bowes Inc. ...............................................     249,400     10,911,250
                                                                                    ------------
                                                                                      74,624,395
                                                                                    ------------
    REAL ESTATE INVESTMENT TRUSTS .8%
    iStar Financial Inc. ............................................     161,500      6,689,330
                                                                                    ------------
    TECHNOLOGY SERVICES 3.0%
    Automatic Data Processing Inc. ..................................     157,600      6,838,264
    Microsoft Corp. .................................................     508,300     14,227,317
    Paychex Inc. ....................................................     141,200      4,630,513
                                                                                    ------------
                                                                                      25,696,094
                                                                                    ------------
    TRANSPORTATION .8%
    Union Pacific Corp. .............................................     105,600      6,649,632
                                                                                    ------------


                                                              Annual Report | 45

FRANKLIN INVESTORS SECURITIES TRUST

-------------------------------------------------------------------------------------------------
    FRANKLIN EQUITY INCOME FUND                                           SHARES         VALUE
-------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    UTILITIES 3.2%
    NiSource Inc. ...................................................      619,100   $ 13,279,695
    Pinnacle West Capital Corp. .....................................      105,600      4,500,672
    PPL Corp. .......................................................      101,400      5,272,800
    Scottish Power PLC (United Kingdom) .............................      587,400      4,746,149
                                                                                     ------------
                                                                                       27,799,316
                                                                                     ------------
    TOTAL COMMON STOCKS (COST $671,406,373) .........................                 781,162,314
                                                                                     ------------
    CONVERTIBLE PREFERRED STOCKS 4.2%
    CONSUMER DURABLES 1.0%
    Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.                      164,900      8,243,351
                                                                                     ------------
    FINANCE 1.4%
    Capital One Financial, 6.25%, cvt. pfd ..........................       76,400      4,039,650
    Prudential Financial Inc., 6.75%, cvt. pfd ......................      111,600      7,702,632
                                                                                     ------------
                                                                                       11,742,282
                                                                                     ------------
    HEALTH TECHNOLOGY .5%
    Schering-Plough Corp., 1.23%, cvt. pfd ..........................       87,200      4,473,360
                                                                                     ------------
    RETAIL TRADE .9%
    Toys R Us Inc., 6.25%, cvt. pfd .................................      169,700      8,147,297
                                                                                     ------------
    UTILITIES .4%
    Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES ............       81,500      3,315,420
                                                                                     ------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $31,765,241) ...........                  35,921,710
                                                                                     ------------
    TOTAL LONG TERM INVESTMENTS (COST $703,171,614) .................                 817,084,024
                                                                                     ------------
    SHORT TERM INVESTMENTS 5.2%
    MONEY FUND (COST $43,087,228) 5.0%
(a) Franklin Institutional Fiduciary Trust Money Market Portfolio ...   43,087,228     43,087,228
                                                                                     ------------


46 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------------
FRANKLIN EQUITY INCOME FUND                                                            PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (COST $1,857,063) .2%
(b)Joint Repurchase Agreement, 1.817%, 11/01/04 (Maturity Value $1,857,344) ........      $1,857,063      $  1,857,063
   ABN AMRO Bank, N.V., New York Branch (Maturity Value $172,194)
   Banc of America Securities LLC (Maturity Value $172,194)
   Barclays Capital Inc. (Maturity Value $172,194)
   Bear, Stearns & Co. Inc. (Maturity Value $91,865)
   BNP Paribas Securities Corp. (Maturity Value $172,194)
   Credit Suisse First Boston LLC (Maturity Value $45,933)
   Deutsche Bank Securities Inc. (Maturity Value $172,194)
   Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $172,194)
   Greenwich Capital Markets Inc. (Maturity Value $172,194)
   Lehman Brothers Inc. (Maturity Value $169,800)
   Morgan Stanley & Co. Inc. (Maturity Value $172,194)
   UBS Securities LLC (Maturity Value $172,194)
      Collateralized by U.S. Government Agency Securities, 0.00 - 7.00%,
         11/12/04 - 9/15/09; (c) U.S. Treasury Bills, 1/13/05; and U.S. Treasury
         Notes, 1.625 - 6.75%, 12/31/04 - 9/15/09
                                                                                                          ------------
TOTAL INVESTMENTS (COST $748,115,905) 99.9% ........................................                       862,028,315
OTHER ASSETS, LESS LIABILITIES .1% .................................................                           986,053
                                                                                                          ------------
NET ASSETS 100.0% ..................................................................                      $863,014,368
                                                                                                          ============

(a) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

(b)  See Note 1(c) regarding joint repurchase agreement.

(c)  Security is traded on a discount basis with a zero coupon.


                                                              Annual Report | 47

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                      ----------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                      ----------------------------------------------------------
CLASS A                                                 2004         2003       2002       2001          2000
                                                      ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $  10.37     $  10.57   $  10.58   $  10.09      $  10.11
                                                      ----------------------------------------------------------
Income from investment operations:
   Net investment income(a) .......................        .27          .29        .44        .55(d)        .57
   Net realized and unrealized gains (losses) .....       (.04)        (.09)       .06        .51(d)         --
                                                      ----------------------------------------------------------
Total from investment operations ..................        .23          .20        .50       1.06           .57
                                                      ----------------------------------------------------------
Less distributions from net investment income .....       (.34)        (.40)      (.51)      (.57)         (.59)
                                                      ----------------------------------------------------------
Redemption fees ...................................         --(c)        --         --         --            --
                                                      ----------------------------------------------------------
Net asset value, end of year ......................   $  10.26     $  10.37   $  10.57   $  10.58      $  10.09
                                                      ==========================================================
Total return(b) ...................................       2.23%        1.92%      4.87%     10.81%         5.86%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $309,544     $338,839   $295,623   $193,236      $141,646
Ratios to average net assets:
   Expenses .......................................        .79%         .77%       .80%       .86%          .85%
   Net investment income ..........................       2.67%        2.80%      4.22%      5.33%(d)      5.66%
Portfolio turnover rate ...........................      86.82%       92.69%    112.71%     53.64%        56.80%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.001 per share.

(d) Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .....................................   $(.017)
Net realized and unrealized gains (losses) per share ................     .017
Ratio of net investment income to average net assets ................     (.16)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


48 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                       --------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------
ADVISOR CLASS                                            2004       2003      2002      2001       2000
                                                       --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 10.36    $ 10.56   $ 10.57   $ 10.08     $10.10
                                                       --------------------------------------------------
Income from investment operations:
   Net investment income(a) ........................       .28        .29       .44       .55(d)     .57
   Net realized and unrealized gains (losses) ......      (.05)      (.08)      .07       .52(d)     .01
                                                       --------------------------------------------------
Total from investment operations ...................       .23        .21       .51      1.07        .58
                                                       --------------------------------------------------
Less distributions from net investment income ......      (.35)      (.41)     (.52)     (.58)      (.60)
                                                       --------------------------------------------------
Redemption fees ....................................        --(c)      --        --        --         --
                                                       --------------------------------------------------
Net asset value, end of year .......................   $ 10.24    $ 10.36   $ 10.56   $ 10.57     $10.08
                                                       ==================================================
Total return(b) ....................................      2.24%      2.02%     4.97%    10.92%      5.97%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $24,141    $16,753   $ 7,348   $ 1,184     $1,483
Ratios to average net assets:
   Expenses ........................................       .69%       .67%      .70%      .76%       .75%
Net investment income ..............................      2.77%      2.90%     4.32%     5.35%(d)   5.76%
Portfolio turnover rate ............................     86.82%     92.69%   112.71%    53.64%     56.80%

(a)  Based on average daily shares outstanding.

(b)  Total return is not annualized for periods less than one year.

(c)  Amount is less than $0.001 per share.

(d) Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share .....................................   $(.017)
Net realized and unrealized gains (losses) per share ................     .017
Ratio of net investment income to average net assets ................     (.16)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                         Annual Report | See notes to financial statements. | 49

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2004

------------------------------------------------------------------------------------------------------------------------
FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                                PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
   AGENCY BONDS 47.9%
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 22.4%
   FHLMC, 2.375%, 2/15/07 ............................................................      $15,625,000     $ 15,462,609
   FHLMC, 2.875%, 12/15/06 ...........................................................        2,000,000        2,002,806
   FHLMC, 2.875%, 5/17/07 ............................................................       54,000,000       53,960,364
   FHLMC, 3.375%, 4/15/09 ............................................................        3,200,000        3,187,226
                                                                                                            ------------
                                                                                                              74,613,005
                                                                                                            ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 25.5%
   FNMA, 2.25%, 5/15/06 ..............................................................        5,000,000        4,976,050
   FNMA, 3.00%, 8/17/07 ..............................................................       16,000,000       16,000,208
   FNMA, 3.125%, 7/15/06 .............................................................       28,000,000       28,216,944
   FNMA, 4.25%, 7/15/07 ..............................................................        7,000,000        7,230,748
   FNMA, 5.25%, 6/15/06 ..............................................................       27,600,000       28,741,122
                                                                                                            ------------
                                                                                                              85,165,072
                                                                                                            ------------
   TOTAL AGENCY BONDS (COST $158,862,194) ............................................                       159,778,077
                                                                                                            ------------
   MORTGAGE-BACKED SECURITIES 35.1%
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 11.6%
   FHLMC Gold 15 Year, 4.50%, 1/01/19 - 2/01/19 ......................................        8,301,287        8,341,463
   FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18 .....................................        4,028,933        4,115,148
   FHLMC Gold 15 Year, 5.50%, 9/01/18 ................................................        7,229,113        7,495,417
   FHLMC Gold 15 Year, 7.00%, 3/01/07 - 9/01/13 ......................................        1,023,106        1,084,608
   FHLMC Gold 30 Year, 5.00%, 3/01/34 ................................................        4,729,734        4,722,667
   FHLMC Gold 30 Year, 6.00%, 11/01/32 - 4/01/33 .....................................        6,389,617        6,625,785
   FHLMC Gold 30 Year, 8.50%, 12/01/22 - 7/01/31 .....................................        5,448,285        6,004,460
   FHLMC Gold 30 Year, 9.50%, 3/01/21 ................................................          278,690          306,071
                                                                                                            ------------
                                                                                                              38,695,619
                                                                                                            ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 16.1%
   FNMA 7 Year Balloon, 6.50%, 9/01/05 - 10/01/06 ....................................          562,044          564,322
   FNMA 15 Year, 4.50%, 12/01/18 - 3/01/19 ...........................................        4,701,959        4,722,739
   FNMA 15 Year, 5.00%, 2/01/18 - 5/01/18 ............................................       12,323,199       12,597,463
   FNMA 15 Year, 5.50%, 3/01/16 - 11/01/17 ...........................................       16,148,654       16,758,183
   FNMA 15 Year, 6.00%, 4/01/16 - 5/01/17 ............................................        7,725,486        8,113,695
   FNMA 15 Year, 6.50%, 12/01/08 - 10/01/16 ..........................................        3,233,646        3,418,486
   FNMA 15 Year, 7.00%, 7/01/12 - 7/01/14 ............................................        1,388,268        1,474,233
   FNMA 15 Year, 7.50%, 12/01/14 - 1/01/15 ...........................................          532,417          566,415
   FNMA 30 Year, 5.00%, 7/01/33 ......................................................          808,341          807,938
   FNMA 30 Year, 5.50%, 5/01/33 ......................................................        3,253,960        3,320,651
   FNMA 30 Year, 9.00%, 1/01/17 ......................................................          488,858          544,385
   FNMA 30 Year, 9.50%, 7/01/16 - 6/01/22 ............................................          840,755          948,043
                                                                                                            ------------
                                                                                                              53,836,553
                                                                                                            ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE 2.0%
   FNMA, Cap 9.30%, Margin 1.599% + 12 Month LIBOR, Resets Annually, 3.296%,
      5/01/34 ........................................................................        6,860,536        6,845,988
                                                                                                            ------------


50 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------
FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                                PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES (CONT.)
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 5.4%
   GNMA I SF, 15 Year, 6.50%, 10/15/13 - 7/15/14 .....................................      $ 1,933,821     $  2,060,986
   GNMA I SF, 15 Year, 7.50%, 10/15/14 - 12/15/14 ....................................          490,326          523,947
   GNMA I SF, 30 Year, 5.50%, 4/15/33 - 5/15/33 ......................................        1,667,168        1,709,761
   GNMA I SF, 30 Year, 6.00%, 3/15/33 ................................................          596,351          621,164
   GNMA I SF, 30 Year, 7.50%, 8/15/05 - 1/15/17 ......................................        3,168,126        3,300,459
   GNMA I SF, 30 Year, 8.00%, 11/15/16 - 1/15/17 .....................................          276,242          303,096
   GNMA I SF, 30 Year, 8.50%, 6/15/05 - 1/15/17 ......................................          437,226          468,077
   GNMA I SF, 30 Year, 9.00%, 6/15/16 - 9/15/17 ......................................        1,397,121        1,572,098
   GNMA II SF, 30 Year, 5.00%, 9/20/33 ...............................................        4,519,631        4,538,096
   GNMA II SF, 30 Year, 7.50%, 10/20/29 - 10/20/31 ...................................        2,271,751        2,436,055
   GNMA II SF, 30 Year, 9.00%, 6/20/16 - 11/20/16 ....................................          224,609          251,782
   GNMA II SF, 30 Year, 9.50%, 6/20/16 ...............................................           86,975           97,764
                                                                                                            ------------
                                                                                                              17,883,285
                                                                                                            ------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $115,335,343) ..............................                       117,261,445
                                                                                                            ------------
   TREASURY NOTES 14.5%
   U.S. Treasury Note, 2.00%, 5/15/06 ................................................       15,000,000       14,918,565
   U.S. Treasury Note, 2.375%, 8/15/06 ...............................................       13,425,000       13,405,077
   U.S. Treasury Note, 3.00%, 2/15/08 ................................................        7,000,000        7,024,339
   U.S. Treasury Note, 3.375%, 9/15/09 ...............................................       10,000,000       10,044,540
   U.S. Treasury Note, 4.625%, 5/15/06 ...............................................        3,000,000        3,101,839
                                                                                                            ------------
   TOTAL TREASURY NOTES (COST $48,644,725) ...........................................                        48,494,360
                                                                                                            ------------
   TOTAL LONG TERM INVESTMENTS (COST $322,842,262) ...................................                       325,533,882
                                                                                                            ------------

                                                                                         ----------------
                                                                                              SHARES
                                                                                         ----------------
   SHORT TERM INVESTMENT (COST $6,237,311) 1.9%
   MONEY FUND
(a)Franklin Institutional Fiduciary Trust Money Market Portfolio .....................        6,237,311        6,237,311
                                                                                                            ------------
   TOTAL INVESTMENTS (COST $329,079,573) 99.4% .......................................                       331,771,193
   OTHER ASSETS, LESS LIABILITIES .6% ................................................                         1,913,677
                                                                                                            ------------
   NET ASSETS 100.0% .................................................................                      $333,684,870
                                                                                                            ============

(a) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 51

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2004

                                                                     ----------------------------------------------------
                                                                                                             FRANKLIN
                                                                         FRANKLIN                        LIMITED MATURITY
                                                                       CONVERTIBLE     FRANKLIN EQUITY    U.S. GOVERNMENT
                                                                     SECURITIES FUND     INCOME FUND      SECURITIES FUND
                                                                     ----------------------------------------------------
Assets:
   Investments in securities:
      Cost-Unaffiliated issuers ..................................     $455,669,179      $705,028,677      $322,842,262
      Cost-Sweep Money Fund (Note 7) .............................       26,743,318        43,087,228         6,237,311
                                                                       -------------------------------------------------
      Value - Unaffiliated issuers ...............................      515,520,944       818,941,087       325,533,882
      Value - Sweep Money Fund (Note 7) ..........................       26,743,318        43,087,228         6,237,311
   Receivables:
      Investment securities sold .................................        7,183,139           755,520                --
      Capital shares sold ........................................        2,341,104         1,247,338           652,176
      Dividends and interest .....................................        2,999,542         2,035,200         2,869,734
                                                                       -------------------------------------------------
         Total assets ............................................      554,788,047       866,066,373       335,293,103
                                                                       -------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased ............................        4,282,962           745,530                --
      Capital shares redeemed ....................................        1,211,187         1,456,596         1,207,901
      Affiliates .................................................          457,745           755,427           219,610
   Distributions to shareholders .................................               --                --           154,797
   Other liabilities .............................................           63,107            94,452            25,925
                                                                       -------------------------------------------------
         Total liabilities .......................................        6,015,001         3,052,005         1,608,233
                                                                       -------------------------------------------------
            Net assets, at value .................................     $548,773,046      $863,014,368      $333,684,870
                                                                       =================================================
Net assets consist of:
   Undistributed net investment income (distributions in excess of
      net investment income) .....................................     $ (4,258,146)     $    988,064      $   (916,738)
   Net unrealized appreciation (depreciation) ....................       59,851,765       113,912,410         2,691,620
   Accumulated net realized gain (loss) ..........................      (10,018,384)       (5,020,352)       (7,460,727)
   Capital shares ................................................      503,197,811       753,134,246       339,370,715
                                                                       -------------------------------------------------
         Net assets, at value ....................................     $548,773,046      $863,014,368      $333,684,870
                                                                       =================================================


52 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2004

                                                                             ----------------------------------------------------
                                                                                                                     FRANKLIN
                                                                                 FRANKLIN                        LIMITED MATURITY
                                                                               CONVERTIBLE     FRANKLIN EQUITY    U.S. GOVERNMENT
                                                                             SECURITIES FUND     INCOME FUND      SECURITIES FUND
                                                                             ----------------------------------------------------
CLASS A:
   Net assets, at value ..................................................     $380,960,195      $615,940,943      $309,543,627
                                                                             ----------------------------------------------------
   Shares outstanding ....................................................       25,121,845        31,462,011        30,182,588
                                                                             ----------------------------------------------------
   Net asset value per share(a) ..........................................     $      15.16      $      19.58      $      10.26
                                                                             ----------------------------------------------------
   Maximum offering price per share (net asset value per share / 94.25%,
      94.25%, and 97.75%, respectively) ..................................     $      16.08      $      20.77      $      10.50
                                                                             ----------------------------------------------------
CLASS B:
   Net assets, at value ..................................................               --      $ 55,442,208                --
                                                                             ----------------------------------------------------
   Shares outstanding ....................................................               --         2,844,009                --
                                                                             ----------------------------------------------------
   Net asset value and maximum offering price per share(a) ...............               --      $      19.49                --
                                                                             ----------------------------------------------------
CLASS C:
   Net assets, at value ..................................................     $167,812,851      $172,772,997                --
                                                                             ----------------------------------------------------
   Shares outstanding ....................................................       11,148,235         8,858,670                --
                                                                             ----------------------------------------------------
   Net asset value and maximum offering price per share(a) ...............     $      15.05      $      19.50                --
                                                                             ----------------------------------------------------
CLASS R:
   Net assets, at value ..................................................               --      $ 18,858,220                --
                                                                             ----------------------------------------------------
   Shares outstanding ....................................................               --           962,712                --
                                                                             ----------------------------------------------------
   Net asset value and maximum offering price per share(a) ...............               --      $      19.59                --
                                                                             ----------------------------------------------------
ADVISOR CLASS:
   Net assets, at value ..................................................               --                --      $ 24,141,243
                                                                             ----------------------------------------------------
   Shares outstanding ....................................................               --                --         2,356,624
                                                                             ----------------------------------------------------
   Net asset value and maximum offering price per share(a) ...............               --                --      $      10.24
                                                                             ----------------------------------------------------

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 53

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF OPERATIONS
for the year ended October 31, 2004

                                                                             ----------------------------------------------------
                                                                                                                     FRANKLIN
                                                                                 FRANKLIN                        LIMITED MATURITY
                                                                               CONVERTIBLE     FRANKLIN EQUITY    U.S. GOVERNMENT
                                                                             SECURITIES FUND     INCOME FUND      SECURITIES FUND
                                                                             ----------------------------------------------------
Investment income:
   Dividends:
      Unaffiliated issuers ...............................................     $13,782,369       $24,853,517        $        --
      Sweep Money Fund (Note 7) ..........................................         133,952           332,449             54,228
   Interest ..............................................................       7,045,251            35,198         11,790,963
                                                                               --------------------------------------------------
         Total investment income .........................................      20,961,572        25,221,164         11,845,191
                                                                               --------------------------------------------------
Expenses:
   Management fees (Note 3) ..............................................       2,445,224         3,846,255          1,765,680
   Distribution fees: (Note 3)
      Class A ............................................................         888,628         1,457,203            322,863
      Class B ............................................................              --           515,014                 --
      Class C ............................................................       1,384,860         1,676,706                 --
      Class R ............................................................              --            87,969                 --
   Transfer agent fees (Note 3) ..........................................         526,763         1,452,029            460,026
   Custodian fees (Note 4) ...............................................          10,157            17,318              8,609
   Reports to shareholders ...............................................          26,503            67,823             24,165
   Registration and filing fees ..........................................          61,012            91,520             49,850
   Professional fees .....................................................          27,344            34,215             24,344
   Trustees' fees and expenses ...........................................          14,236            24,222             10,380
   Excise taxes (Note 3) .................................................         163,958            10,728                 --
   Other .................................................................          27,815            32,599             18,755
                                                                               --------------------------------------------------
         Total expenses ..................................................       5,576,500         9,313,601          2,684,672
         Expense reductions (Note 4) .....................................             (49)               (6)                --
         Expenses paid by affiliate (Note 3) .............................        (163,958)          (10,728)                --
                                                                               --------------------------------------------------
            Net expenses .................................................       5,412,493         9,302,867          2,684,672
                                                                               --------------------------------------------------
               Net investment income .....................................      15,549,079        15,918,297          9,160,519
                                                                               --------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
                                                                               --------------------------------------------------
      Investments ........................................................      12,313,186        39,308,671           (562,188)
      Foreign currency transactions ......................................              --           (88,203)                --
                                                                               --------------------------------------------------
            Net realized gain (loss) .....................................      12,313,186        39,220,468           (562,188)
                                                                               --------------------------------------------------
   Net change in unrealized appreciation (depreciation) on
      investments ........................................................      30,467,564        30,840,968         (1,273,314)
                                                                               --------------------------------------------------
Net realized and unrealized gain (loss) ..................................      42,780,750        70,061,436         (1,835,502)
                                                                               --------------------------------------------------
Net increase (decrease) in net assets resulting from operations ..........     $58,329,829       $85,979,733        $ 7,325,017
                                                                               ==================================================


54 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended October 31, 2004 and 2003

                                                             ----------------------------------------------------------
                                                                       FRANKLIN                      FRANKLIN
                                                             CONVERTIBLE SECURITIES FUND        EQUITY INCOME FUND
                                                             ----------------------------------------------------------
                                                                 2004           2003           2004           2003
                                                             ----------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..............................   $ 15,549,079   $ 12,489,881   $ 15,918,297   $ 13,573,455
      Net realized gain (loss) from investments
         and foreign currency transactions ...............     12,313,186      4,871,224     39,220,468    (22,542,590)
      Net change in unrealized appreciation (depreciation)
         on investments ..................................     30,467,564     62,986,618     30,840,968    116,246,206
                                                             ----------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations .................     58,329,829     80,347,723     85,979,733    107,277,071
   Distributions to shareholders from:
      Net investment income:
         Class A .........................................    (15,876,307)    (8,922,187)   (11,946,756)   (11,697,392)
         Class B .........................................             --             --       (676,001)      (570,443)
         Class C .........................................     (5,236,708)    (2,614,441)    (2,187,007)    (2,214,498)
         Class R .........................................             --             --       (315,180)      (217,044)
                                                             ----------------------------------------------------------
   Total distributions to shareholders ...................    (21,113,015)   (11,536,628)   (15,124,944)   (14,699,377)
   Capital share transactions: (Note 2)
         Class A .........................................     58,850,184     76,042,581     63,957,850     29,108,119
         Class B .........................................             --             --      8,326,184     16,524,096
         Class C .........................................     50,999,548     33,052,717     10,312,664     33,250,414
         Class R .........................................             --             --      2,717,469     10,281,063
                                                             ----------------------------------------------------------
   Total capital share transactions ......................    109,849,732    109,095,298     85,314,167     89,163,692
   Redemption fees .......................................          1,013             --            705             --
                                                             ----------------------------------------------------------
            Net increase (decrease) in net
               assets ....................................    147,067,559    177,906,393    156,169,661    181,741,386
Net assets:
   Beginning of year .....................................    401,705,487    223,799,094    706,844,707    525,103,321
                                                             ----------------------------------------------------------
   End of year ...........................................   $548,773,046   $401,705,487   $863,014,368   $706,844,707
                                                             ==========================================================
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
      End of year ........................................   $ (4,258,146)  $    729,368   $    988,064   $     77,255
                                                             ==========================================================


                         Annual Report | See notes to financial statements. | 55

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended October 31, 2004 and 2003

                                                                                   -------------------------------
                                                                                      FRANKLIN LIMITED MATURITY
                                                                                   U.S. GOVERNMENT SECURITIES FUND
                                                                                   -------------------------------
                                                                                         2004            2003
                                                                                   -------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................................    $  9,160,519   $  9,597,432
      Net realized gain (loss) from investments ................................        (562,188)       348,219
      Net change in unrealized appreciation (depreciation) on investments ......      (1,273,314)    (3,757,205)
                                                                                    ----------------------------
            Net increase (decrease) in net assets resulting from operations ....       7,325,017      6,188,446
   Distributions to shareholders from:
      Net investment income:
         Class A ...............................................................     (10,587,003)   (12,554,921)
         Advisor Class .........................................................        (672,651)      (438,650)
                                                                                    ----------------------------
   Total distributions to shareholders .........................................     (11,259,654)   (12,993,571)
   Capital share transactions: (Note 2)
      Class A ..................................................................     (25,579,710)    49,767,205
      Advisor Class ............................................................       7,606,636      9,659,314
                                                                                    ----------------------------
   Total capital share transactions ............................................     (17,973,074)    59,426,519
   Redemption fees .............................................................             504             --
                                                                                    ----------------------------
            Net increase (decrease) in net assets ..............................     (21,907,207)    52,621,394
Net assets:
   Beginning of year ...........................................................     355,592,077    302,970,683
                                                                                    ----------------------------
   End of year .................................................................    $333,684,870   $355,592,077
                                                                                    ============================
Distributions in excess of net investment income included in net assets:
   End of year .................................................................    $   (916,738)  $ (1,574,612)
                                                                                    ============================


56 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All funds included in this report (the Funds) are diversified. The financial statements of the remaining funds in the series are presented separately. The investment objectives of the Funds included in this report are:

------------------------------------------------------------------------------------------------
GROWTH AND INCOME                      INCOME
------------------------------------------------------------------------------------------------
Franklin Convertible Securities Fund   Franklin Limited Maturity U.S. Government Securities Fund
Franklin Equity Income Fund

Effective September 1, 2004, the Franklin Short-Intermediate U.S. Government Securities Fund was renamed the Franklin Limited Maturity U.S. Government Securities Fund.

On July 15, 2004, the Board of Trustees approved a new fund for the Trust, Franklin Real Return Fund. The effective date of the new fund is November 17, 2004.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. Mortgage-backed securities and asset-backed securities may be valued by the pricing services using matrix pricing which considers such factors as prices of comparable quality issues, prepayment speeds, yield, maturity, coupon, and credit ratings. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. Repurchase agreements are valued at cost. All security valuation procedures are approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.


                                                              Annual Report | 57

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2004, all repurchase agreements held by the Funds had been entered into on October 29, 2004.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.


58 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


                                                              Annual Report | 59

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF  BENEFICIAL  INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

---------------------------------------------------------------------------------------
                       CLASS A, CLASS B,
CLASS A & C            CLASS C & CLASS R             CLASS A & ADVISOR CLASS
---------------------------------------------------------------------------------------
Franklin Convertible   Franklin Equity Income Fund   Franklin Limited Maturity
   Securities Fund                                      U.S. Government Securities Fund

At October 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                      --------------------------------------------------------
                                                FRANKLIN                     FRANKLIN
                                      CONVERTIBLE SECURITIES FUND       EQUITY INCOME FUND
                                      --------------------------------------------------------
                                         SHARES         AMOUNT        SHARES         AMOUNT
                                      --------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2004
   Shares sold.....................    14,946,056   $ 225,199,014    8,423,949   $ 161,918,776
   Shares issued in reinvestment of
      distributions................       752,029      11,173,755      506,574       9,682,632
   Shares redeemed.................   (11,797,742)   (177,522,585)  (5,595,810)   (107,643,558)
                                      --------------------------------------------------------
   Net increase (decrease).........     3,900,343   $  58,850,184    3,334,713   $  63,957,850
                                      ========================================================
Year ended October 31, 2003
   Shares sold.....................    11,256,863   $ 145,859,512   11,298,885   $ 180,284,751
   Shares issued in reinvestment of
      distributions................       504,562       6,335,608      597,653       9,606,078
   Shares redeemed.................    (5,999,503)    (76,152,539)  (9,976,374)   (160,782,710)
                                      --------------------------------------------------------
   Net increase (decrease).........     5,761,922   $  76,042,581    1,920,164   $  29,108,119
                                      ========================================================
CLASS B SHARES:
Year ended October 31, 2004
   Shares sold.....................                                    939,498   $  17,957,250
   Shares issued in reinvestment of
      distributions................                                     30,256         575,937
   Shares redeemed.................                                   (533,491)    (10,207,003)
                                                                    --------------------------
   Net increase (decrease).........                                    436,263   $   8,326,184
                                                                    ==========================
Year ended October 31, 2003
   Shares sold.....................                                  1,345,074   $  21,727,612
   Shares issued in reinvestment of
      distributions................                                     30,616         492,323
   Shares redeemed.................                                   (356,548)     (5,695,839)
                                                                    --------------------------
   Net increase (decrease).........                                  1,019,142   $  16,524,096
                                                                    ==========================


60 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                      -------------------------------------------------------
                                                FRANKLIN                     FRANKLIN
                                      CONVERTIBLE SECURITIES FUND       EQUITY INCOME FUND
                                      -------------------------------------------------------
                                         SHARES        AMOUNT         SHARES        AMOUNT
                                      -------------------------------------------------------
CLASS C SHARES:
Year ended October 31, 2004
   Shares sold.....................     4,816,165   $ 71,844,064     2,179,358   $ 41,630,566
   Shares issued in reinvestment of
      distributions................       245,099      3,622,463        98,969      1,883,675
   Shares redeemed.................    (1,642,312)   (24,466,979)   (1,734,236)   (33,201,577)
                                      -------------------------------------------------------
   Net increase (decrease).........     3,418,952   $ 50,999,548       544,091   $ 10,312,664
                                      =======================================================
Year ended October 31, 2003
   Shares sold.....................     3,399,887   $ 43,091,311     3,246,754   $ 52,596,093
   Shares issued in reinvestment of
      distributions................       155,140      1,936,454       121,613      1,949,876
   Shares redeemed.................      (979,894)   (11,975,048)   (1,342,567)   (21,295,555)
                                      -------------------------------------------------------
   Net increase (decrease).........     2,575,133   $ 33,052,717     2,025,800   $ 33,250,414
                                      =======================================================
CLASS R SHARES:
Year ended October 31, 2004
   Shares sold...................................................      348,658   $  6,732,143
   Shares issued in reinvestment of
      distributions..............................................       16,380        313,343
   Shares redeemed...............................................     (225,211)    (4,328,017)
                                                                    -------------------------
   Net increase (decrease).......................................      139,827   $  2,717,469
                                                                    =========================
Year ended October 31, 2003
   Shares sold...................................................      874,298   $ 14,091,414
   Shares issued in reinvestment of
      distributions..............................................       13,290        216,695
   Shares redeemed...............................................     (248,834)    (4,027,046)
                                                                    -------------------------
   Net increase (decrease).......................................      638,754   $ 10,281,063
                                                                    =========================

                                                                    ---------------------------
                                                                     FRANKLIN LIMITED MATURITY
                                                                          U.S. GOVERNMENT
                                                                          SECURITIES FUND
                                                                    ---------------------------
                                                                       SHARES         AMOUNT
                                                                    ---------------------------
CLASS A SHARES:
Year ended October 31, 2004
   Shares sold ..................................................     9,876,956   $ 101,818,258
   Shares issued in reinvestment of
      distributions .............................................       812,124       8,366,746
   Shares redeemed ..............................................   (13,175,540)   (135,764,714)
                                                                    ---------------------------
   Net increase (decrease) ......................................    (2,486,460)  $ (25,579,710)
                                                                    ===========================
Year ended October 31, 2003
   Shares sold ..................................................    19,477,005   $ 205,048,231
   Shares issued in reinvestment of
      distributions .............................................       926,126       9,732,587
   Shares redeemed ..............................................   (15,707,474)   (165,013,613)
                                                                    ---------------------------
   Net increase (decrease) ......................................     4,695,657   $  49,767,205
                                                                    ===========================


                                                              Annual Report | 61

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                        -------------------------
                                                        FRANKLIN LIMITED MATURITY
                                                             U.S. GOVERNMENT
                                                             SECURITIES FUND
                                                        -------------------------
                                                          SHARES        AMOUNT
                                                        -------------------------
ADVISOR CLASS SHARES:
Year ended October 31, 2004
   Shares sold ......................................    1,119,522    $11,505,277
   Shares issued in reinvestment of distributions ...       52,052        535,185
   Shares redeemed ..................................     (431,586)    (4,433,826)
                                                         -------------------------
   Net increase (decrease) ..........................      739,988    $ 7,606,636
                                                         =========================
Year ended October 31, 2003
   Shares sold ......................................    1,128,128    $11,826,979
   Shares issued in reinvestment of distributions ...       36,549        383,367
   Shares redeemed ..................................     (243,983)    (2,551,032)
                                                         -------------------------
   Net increase (decrease) ..........................      920,694    $ 9,659,314
                                                         =========================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

-------------------------------------------------------------------------------------
ENTITY                                                         AFFILIATION
-------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                              Investment manager
Franklin Templeton Services LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Funds as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
       .625%          First $100 million
       .500%          Over $100 million, up to and including $250 million
       .450%          In excess of $250 million

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets of the Funds, and is not an additional expense of the Funds.


62 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                           ------------------------------------------------
                                                                               FRANKLIN
                                               FRANKLIN        FRANKLIN    LIMITED MATURITY
                                             CONVERTIBLE        EQUITY      U.S. GOVERNMENT
                                           SECURITIES FUND   INCOME FUND    SECURITIES FUND
                                           ------------------------------------------------
Class A ................................         .25%            .25%            .10%
Class B ................................          --            1.00%             --
Class C ................................        1.00%           1.00%             --
Class R ................................          --             .50%             --

Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sale of the Funds' shares for the year:

                                                 ------------------------------------------------
                                                                                     FRANKLIN
                                                     FRANKLIN        FRANKLIN    LIMITED MATURITY
                                                   CONVERTIBLE        EQUITY      U.S. GOVERNMENT
                                                 SECURITIES FUND   INCOME FUND    SECURITIES FUND
                                                 ------------------------------------------------
Sales charges received .......................       $279,888        $332,444         $79,481
Contingent deferred sales charges retained ...       $ 21,750        $150,564         $10,305

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were paid to Investor Services:

                                                 ------------------------------------------------
                                                                                     FRANKLIN
                                                    FRANKLIN         FRANKLIN    LIMITED MATURITY
                                                   CONVERTIBLE        EQUITY      U.S. GOVERNMENT
                                                 SECURITIES FUND   INCOME FUND    SECURITIES FUND
                                                 ------------------------------------------------
Transfer agent fees ..........................       $325,500       $1,020,215       $330,557

F. EXCISE TAXES

The Franklin Convertible Securities Fund and the Franklin Equity Income Fund incurred excise taxes which FT Services voluntarily agreed to reimburse, as noted in the Statements of Operations.


                                                              Annual Report | 63

FRANKLIN INVESTORS SECURITIES TRUST

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2004, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

At October 31, 2004, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                ------------------------------------------------
                                                                                    FRANKLIN
                                                    FRANKLIN        FRANKLIN    LIMITED MATURITY
                                                  CONVERTIBLE        EQUITY      U.S. GOVERNMENT
                                                SECURITIES FUND   INCOME FUND    SECURITIES FUND
                                                ------------------------------------------------
Capital loss carryovers expiring in:
   2007 .....................................      $       --      $       --      $   21,004
   2008 .....................................              --              --       2,364,551
   2009 .....................................              --              --              --
   2010 .....................................       9,374,633              --              --
   2011 .....................................              --       2,940,184       1,752,525
   2012 .....................................              --              --       3,322,647
                                                ------------------------------------------------
                                                   $9,374,633      $2,940,184      $7,460,727
                                                ================================================

On October 31, 2004, the Franklin Limited Maturity U.S. Government Securities Fund had expired capital loss carryovers of $300,618, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2004 and 2003, was as follows:

                                               -------------------------------------------------------
                                                         FRANKLIN                     FRANKLIN
                                               CONVERTIBLE SECURITIES FUND       EQUITY INCOME FUND
                                               -------------------------------------------------------
                                                   2004          2003           2004           2003
                                               -------------------------------------------------------
Distributions paid from ordinary income ....    $21,113,015   $11,536,628    $15,124,944   $14,699,377
                                               =======================================================

                                               -------------------------
                                               FRANKLIN LIMITED MATURITY
                                                    U.S. GOVERNMENT
                                                    SECURITIES FUND
                                               -------------------------
                                                   2004          2003
                                               -------------------------
Distributions paid from ordinary income ....   $11,259,654   $12,993,571
                                               =========================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, and bond discounts and premiums.


64 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, paydown losses, wash sales and bond discounts and premiums.

At October 31, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

                                                          -------------------------------------------------
                                                                                               FRANKLIN
                                                              FRANKLIN        FRANKLIN     LIMITED MATURITY
                                                            CONVERTIBLE        EQUITY       U.S. GOVERNMENT
                                                          SECURITIES FUND    INCOME FUND    SECURITIES FUND
                                                          -------------------------------------------------
Cost of investments ...................................    $491,213,916     $750,740,117     $330,142,615
                                                          =================================================
Unrealized appreciation ...............................    $ 74,966,547     $122,975,303     $  2,589,016
Unrealized depreciation ...............................     (23,916,201)     (11,687,105)        (960,438)
                                                          -------------------------------------------------
Net unrealized appreciation (depreciation) ............    $ 51,050,346     $111,288,198     $  1,628,578
                                                          =================================================
Undistributed ordinary income .........................    $  4,782,351     $  1,566,109     $    301,100
                                                          =================================================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended October 31, 2004, were as follows:

                                                          -------------------------------------------------
                                                                                               FRANKLIN
                                                              FRANKLIN        FRANKLIN     LIMITED MATURITY
                                                            CONVERTIBLE        EQUITY       U.S. GOVERNMENT
                                                          SECURITIES FUND    INCOME FUND    SECURITIES FUND
                                                          -------------------------------------------------
Purchases .............................................     $215,599,460    $351,951,292     $292,011,321
Sales .................................................     $134,566,717    $283,124,483     $309,383,556

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Convertible Securities Fund has 21.8% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


                                                              Annual Report | 65

FRANKLIN INVESTORS SECURITIES TRUST

8. CREDIT RISK AND DEFAULTED SECURITIES (CONTINUED)

The fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2004, the value of these securities was $2,362,500, representing 0.4% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

9. REGULATORY MATTERS

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS

A. INVESTIGATIONS

As part of various investigations by the Securities and Exchange Commission ("SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, Inc. ("NASD") relating to certain practices in the mutual fund industry, including late trading, market timing and market support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees provided documents and information in response to these requests and subpoenas. In addition, the Company has responded, and in one instance, is currently responding to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

Franklin Templeton Investments Corp. ("FTIC"), a Company subsidiary and the investment manager of Franklin Templeton's Canadian mutual funds, has been cooperating with and responding to requests for information from the Ontario Securities Commission (the "OSC") relating to the OSC's review of frequent trading practices within the Canadian mutual fund industry. On December 10, 2004, FTIC received a letter indicating that the staff of the OSC is contemplating enforcement proceedings against FTIC before the OSC. In its letter, the OSC staff expressed the view that, over the period of February 1999 to February 2003, there were certain accounts that engaged in a frequent trading market timing strategy in certain funds being managed by FTIC. The letter also gave FTIC the opportunity to respond to the issues raised in the letter and to provide the OSC staff with additional information relevant to these matters. The Company expects to enter into discussions with the OSC staff in an effort to resolve the issues raised in the OSC's review. The Company cannot predict the likelihood of whether those discussions will result in a settlement, or the terms of any such settlement.


66 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

9. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

A. INVESTIGATIONS (CONTINUED)

On December 9, 2004, the staff of the NASD informed the Company that it has made a preliminary determination to recommend a disciplinary proceeding against Franklin/Templeton Distributors, Inc. ("FTDI"), alleging that FTDI violated certain NASD rules by the use of directed brokerage commissions to pay for sales and marketing support. FTDI has also received a separate letter from the NASD staff advising FTDI of the NASD staff's preliminary determination to recommend a disciplinary proceeding against FTDI alleging violation of certain NASD rules relating to FTDI's Top Producers program. The Company believes that any such charges are unwarranted.

B. SETTLEMENTS

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc. reached an agreement with the SEC that resolved the issues resulting from the SEC's investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to the administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.


                                                              Annual Report | 67

FRANKLIN INVESTORS SECURITIES TRUST

9. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

B. SETTLEMENTS (CONTINUED)

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statement of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that FTDI reached an agreement with the California Attorney General's Office ("CAGO"), resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. The Company believes that the settlement of the CAGO matter is in the best interest of the Company and its fund shareholders. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Order").


68 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

9. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

B. SETTLEMENTS (CONTINUED)

The Company believes that the settlement of this matter is in the best interest of the Company and its fund shareholders. Under the terms of the Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support pay-ments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Various subsidiaries of Franklin Resources, Inc., as well as certain funds managed by those subsidiaries, have also been named in multiple lawsuits filed instate courts in Illinois. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or the Company. Additionally, FTIC was recently served with a class action market timing complaint in Quebec, Canada.

In addition, the Company, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.


                                                              Annual Report | 69

FRANKLIN INVESTORS SECURITIES TRUST

9. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of the funds' shareholders.


70 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Limited U.S. Government Securities Fund (separate portfolios of the Franklin Investors Securities Trust, hereafter referred to as the "Funds") at October 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the stan-dards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 15, 2004


                                                              Annual Report | 71

FRANKLIN INVESTORS SECURITIES TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the following funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2004.

-----------------------------
    FRANKLIN        FRANKLIN
  CONVERTIBLE        EQUITY
SECURITIES FUND   INCOME FUND
-----------------------------
   $2,458,546     $22,572,788

In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the following funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2004.

-----------------------------
    FRANKLIN        FRANKLIN
  CONVERTIBLE        EQUITY
SECURITIES FUND   INCOME FUND
-----------------------------
     11.64%           100%


72 | Annual Report

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                           LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS       POSITION       TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (83)   Trustee        Since 1986           113                       None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company).
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (72)       Trustee        Since 1986           142                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                      company).
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)    Trustee        Since 1989           143                       None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (52)       Trustee        Since 1998           98                        Director, Amerada Hess Corporation
One Franklin Parkway                                                                      (exploration and refining of oil
San Mateo, CA 94403-1906                                                                  and gas); H.J. Heinz Company (processed
                                                                                          foods and allied products); RTI
                                                                                          International Metals, Inc.
                                                                                          (manufacture and distribution of
                                                                                          titanium); and Canadian National Railway
                                                                                          (railroad).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (75)      Trustee        Since 1986           115                       Director, The California Center for
One Franklin Parkway                                                                      Land Recycling (redevelopment).
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 73

-----------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                           LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS       POSITION       TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (76)      Trustee        Since 1992           142                       Director, White Mountains Insurance
One Franklin Parkway                                                                      Group, Ltd. (holding company);
San Mateo, CA 94403-1906                                                                  Martek Biosciences Corporation;
                                                                                          MedImmune, Inc. (biotechnology);
                                                                                          and Overstock.com (Internet services);
                                                                                          and FORMERLY, Director, MCI Communication
                                                                                          Corporation (subsequently known as MCI
                                                                                          WorldCom, Inc. and WorldCom, Inc.)
                                                                                          (communications services) (1988-2002) and
                                                                                          Spacehab, Inc. (aerospace services)
                                                                                          (1994-2003).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                           LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS       POSITION       TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**EDWARD B. JAMIESON (56)   Trustee,       Trustee and          10                        None
One Franklin Parkway        President      President since
San Mateo, CA 94403-1906    and Chief      1993 and Chief
                            Executive      Executive Officer-
                            Officer-       Investment
                            Investment     Management
                            Management     since 2002
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (71)   Trustee and    Trustee since        142                       None
One Franklin Parkway        Chairman of    1986 and
San Mateo, CA 94403-1906    the Board      Chairman of the
                                           Board since 1993
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President,
Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


74 | Annual Report

----------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (64)   Trustee and      Trustee since      125                       None
One Franklin Parkway            Vice President   1987 and Vice
San Mateo, CA 94403-1906                         President since
                                                 1986
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------
MARK BOYADJIAN (40)             Vice President   Since April 2003   Not Applicable           None
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Templeton Worldwide, Inc.; and officer of three of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (59)            Vice President   Since 1986         Not Applicable           None
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin
Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)             Chief            Since July 2004    Not Applicable           None
One Franklin Parkway            Compliance
San Mateo, CA 94403-1906        Officer
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin
Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
---------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (42)            Treasurer        Since July 2004    Not Applicable           None
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of
Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
---------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 75

------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                                  LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION         TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (44)          Vice President   Since 1995    Not Applicable            None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial
Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton
Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)            Senior Vice      Since 2002    Not Applicable            None
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer-
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)               Vice President   Since 2000    Not Applicable            None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select
Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)            Vice President   Since 2000    Not Applicable            None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice
President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC,
Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative
Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton
Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and
officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive
Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S.
District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------


76 | Annual Report

-------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)           Vice              Since 2002       Not Applicable            Director, FTI Banque, Arch
600 Fifth Avenue                 President -                                                  Chemicals, Inc. and Lingnan
Rockefeller Center               AML                                                          Foundation.
New York, NY 10048-0772          Compliance
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)           Vice President    Since 2000       Not Applicable            None
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment
Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)             Chief Financial   Since May 2004   Not Applicable            None
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton
Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer of Franklin Advisers, Inc., which is the Trust's adviser.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 77

FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


78 | Annual Report

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

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

Literature Request


LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS
INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4
Sector Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5,6
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products
  Trust 10

1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders and select retirement plans. 3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6.Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.
7.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 8.Portfolio of insured municipal securities.
9.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/04                                              Not part of the annual report

    [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
    INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906



[BOX]  WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
       Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.



ANNUAL REPORT AND SHAREHOLDER LETTER
Franklin Investors
Securities Trust



INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FIST1 A2004 12/04
















[GRAPHIC OMITTED]

                                                     OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                Franklin Adjustable
                                                U.S. Government Securities Fund

                                                Franklin Floating Rate
                                                Daily Access Fund

                                                Franklin Total Return Fund


--------------------------------------------------------------------------------
                      ANNUAL REPORT AND SHAREHOLDER LETTER
                                     INCOME
--------------------------------------------------------------------------------


                                    Franklin
                           Investors Securities Trust

                                                WANT TO RECEIVE
                                                THIS DOCUMENT
                                                FASTER VIA EMAIL?

                                                Eligible shareholders can
                                                sign up for eDelivery at
                                                franklintempleton.com.
                                                See inside for details.

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                             FRANKLIN o TEMPLETON o
                                 Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.



TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[photo omitted]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER .......................................................     1

ANNUAL REPORT

Franklin Adjustable U.S. Government Securities Fund ......................     3

Franklin Floating Rate Daily Access Fund .................................    12

Franklin Total Return Fund ...............................................    25

Financial Highlights and Statements of Investments .......................    36

Financial Statements .....................................................    75

Notes to Financial Statements ............................................    80

Report of Independent Registered Public Accounting Firm ..................    97

Board Members and Officers ...............................................    98

Adjustable Rate Securities Portfolios ....................................   103

Shareholder Information ..................................................   127

--------------------------------------------------------------------------------

ANNUAL REPORT

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities.(1)

--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN

Franklin Adjustable U.S. Government Securities Fund Based on
Total Net Assets as of 10/31/04

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

FNMA .....................................................   51.8%
FHLMC ....................................................   21.7%
GNMA .....................................................   19.1%
Short-Term Investments & Other Net Assets ................    7.4%
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Adjustable U.S. Government Securities Fund's annual report for the fiscal year ended October 31, 2004.

(1) The Fund invests all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio, a master portfolio whose investment goal is the same as the Fund's. Securities owned by the portfolio, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund's yield and share price are not guaranteed and will fluctuate with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 38.


                                                               Annual Report | 3

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the year under review, Franklin Adjustable U.S. Government Securities
Fund - Class A delivered a +1.94% cumulative total return. The Fund outperformed its benchmark, the Lehman Brothers Short U.S. Government 1-2 Year Index, which returned 1.64% for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

Over the past 12 months, much focus was on the employment picture and its resulting effects on the consumer. October's nonfarm payroll statistic was quite strong, and beat economists' expectations for job growth. Although this surprised many, underlying growth fundamentals for the employment markets were reflected in many of the other surveys, such as the National Federation of Independent Businesses (NFIB) survey. This one was particularly interesting, because small businesses historically have created about two-thirds of all new jobs.(3) During the year under review, more jobs combined with reductions in income tax helped to increase consumers' disposable income and allowed them to continue spending. That spending kept the economy growing.

Increases in business spending also contributed to economic growth. After steadily declining in 2001 and 2002, business spending posted strong results during 2004. For example, nonresidential investment spending increased 12.5% and 12.9% in the second and third quarters of 2004.(4) Historically low interest rates during the reporting period allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance, and corporate profits reflected this data. Many corporate debt products also benefited from this improvement. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

Although energy prices rose 15.2% for the year under review, the core Consumer Price Index, a measure of inflation excluding food and energy costs, rose a more subdued 2.0% for the 12 months ended October 31, 2004.(5)

(2) Source: Lehman Brothers Inc. The Lehman Brothers Short U.S. Government 1-2 Year Index includes securities issued by the U.S. government. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. All issues included must have one to two years to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(3) Source: Dennis, William J., Jr., NFIB Research Foundation, "The Public Reviews Small Business," 8/04.

(4)   Source: Bureau of Economic Analysis.

(5)   Source: Bureau of Labor Statistics.


4 |  Annual Report

DIVIDEND DISTRIBUTIONS*

Franklin Adjustable U.S. Government Securities Fund
11/1/03-10/31/04

--------------------------------------------------------------------------------
                                                        DIVIDEND PER SHARE
                                                  ------------------------------
MONTH                                               CLASS A           CLASS C
--------------------------------------------------------------------------------
November                                           2.2763 cents     1.9658 cents
--------------------------------------------------------------------------------
December                                           2.5963 cents     2.2609 cents
--------------------------------------------------------------------------------
January                                            2.4054 cents     2.0974 cents
--------------------------------------------------------------------------------
February                                           2.3638 cents     2.0480 cents
--------------------------------------------------------------------------------
March                                              2.5787 cents     2.2469 cents
--------------------------------------------------------------------------------
April                                              2.2892 cents     1.9849 cents
--------------------------------------------------------------------------------
May                                                1.9255 cents     1.6336 cents
--------------------------------------------------------------------------------
June                                               2.4235 cents     2.0879 cents
--------------------------------------------------------------------------------
July                                               2.1990 cents     1.8978 cents
--------------------------------------------------------------------------------
August                                             2.2312 cents     1.9037 cents
--------------------------------------------------------------------------------
September                                          2.1595 cents     1.8588 cents
--------------------------------------------------------------------------------
October                                            2.0605 cents     1.7665 cents
--------------------------------------------------------------------------------
TOTAL                                             27.5089 CENTS    23.7522 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Expected inflation is a key determinant of interest rates, and this environment contributed to the continued low interest rate level during the period. Short- and long-term interest rates fluctuated during the year, and the 10-year U.S. Treasury yield moved from 4.33% at the beginning of the Fund's fiscal year to 4.05% on October 31, 2004.

The general interest rate decline over the past few years has helped to provide a certain amount of stimulus to consumers and businesses. Although the Federal Reserve Board raised the federal funds target rate during the period, other sources of economic stimulus remained, including positive employment data as well as business strength.

INVESTMENT STRATEGY

We employ a conservative strategy as we strive to produce consistent performance in a variety of interest rate climates. We invest primarily in seasoned adjustable-rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous


                                                               Annual Report | 5
refinancing cycles. We choose securities using a value-oriented approach, emphasizing the bonds' economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

MANAGER'S DISCUSSION

During the year under review, income received on the Fund's underlying bonds was a better source of returns than bond prices. The Fund's Class A shares' 30-day standardized yield was 2.89% on October 31, 2004, compared with the 2.23% yield for a 1-year Treasury on the same date. During this 12-month period, we maintained a larger-than-normal cash position as a defensive measure against rising rates.

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]              /s/ T. Anthony Coffey

                             T. Anthony Coffey, CFA


[PHOTO OMITTED]              /s/ Kent Burns

                             Kent Burns, CFA

                             Portfolio Management Team
                             Franklin Adjustable U.S. Government Securities Fund

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/04.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

PERFORMANCE SUMMARY AS OF 10/31/04

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on fund dividends, capital gain distributions, if any, or any realized gains on the sale of fund shares. Total return reflects the Fund's Dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------
CLASS A                                                  CHANGE     10/31/04    10/31/03
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    -$0.10        $9.06       $9.16
----------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
----------------------------------------------------------------------------------------
Dividend Income                            $0.275089
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
CLASS C                                                  CHANGE     10/31/04    10/31/03
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    -$0.11        $9.05       $9.16
----------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
----------------------------------------------------------------------------------------
Dividend Income                            $0.237522
----------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------
CLASS A                                                  1-YEAR       5-YEAR     10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                                +1.94%      +21.25%     +61.78%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                            -0.35%       +3.47%      +4.69%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(3)                       -0.65%       +3.54%      +4.56%
----------------------------------------------------------------------------------------
    Distribution Rate(4)                          2.80%
----------------------------------------------------------------------------------------
    30-Day Standardized Yield(5)                  2.89%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
CLASS C                                                                        INCEPTION
                                                                       1-YEAR   (7/1/03)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                                             +1.41%      +0.98%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                                         +0.42%      +0.74%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(3)                                    +0.21%      +0.81%
----------------------------------------------------------------------------------------
    Distribution Rate(4)                          2.46%
----------------------------------------------------------------------------------------
    30-Day Standardized Yield(5)                  2.56%
----------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 7

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
CLASS A                          10/31/04
-----------------------------------------
1-Year                              -0.35%
-----------------------------------------
5-Year                              +3.47%
-----------------------------------------
10-Year                             +4.69%
-----------------------------------------

CLASS A (11/1/94 - 10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                            FRANKLIN ADJUSTBLE
                             U.S. GOVERNMENT        LEHMAN BROTHERS SHORT
                            SECURITIES FUND -        U.S. GOVERNMENT 1-2
                                CLASS A                  YEAR INDEX(7)
      --------------------------------------------------------------------
          11/1/1994               $ 9,777                 $10,000
         11/30/1994               $ 9,772                 $ 9,968
         12/31/1994               $ 9,751                 $ 9,992
          1/31/1995               $ 9,830                 $10,114
          2/28/1995               $ 9,942                 $10,234
          3/31/1995               $10,000                 $10,293
          4/30/1995               $10,093                 $10,376
          5/31/1995               $10,306                 $10,521
          6/30/1995               $10,270                 $10,576
          7/31/1995               $10,334                 $10,626
          8/31/1995               $10,421                 $10,684
          9/30/1995               $10,474                 $10,732
         10/31/1995               $10,517                 $10,812
         11/30/1995               $10,616                 $10,892
         12/31/1995               $10,646                 $10,968
          1/31/1996               $10,721                 $11,055
          2/29/1996               $10,728                 $11,031
          3/31/1996               $10,792                 $11,038
          4/30/1996               $10,802                 $11,059
          5/31/1996               $10,846                 $11,092
          6/30/1996               $10,949                 $11,166
          7/31/1996               $10,982                 $11,211
          8/31/1996               $11,015                 $11,257
          9/30/1996               $11,093                 $11,347
         10/31/1996               $11,205                 $11,460
         11/30/1996               $11,258                 $11,533
         12/31/1996               $11,311                 $11,551
          1/31/1997               $11,388                 $11,606
          2/28/1997               $11,454                 $11,640
          3/31/1997               $11,484                 $11,644
          4/30/1997               $11,578                 $11,732
          5/31/1997               $11,647                 $11,811
          6/30/1997               $11,729                 $11,886
          7/31/1997               $11,848                 $11,994
          8/31/1997               $11,856                 $12,018
          9/30/1997               $11,939                 $12,100
         10/31/1997               $12,010                 $12,180
         11/30/1997               $12,016                 $12,213
         12/31/1997               $12,099                 $12,290
          1/31/1998               $12,195                 $12,394
          2/28/1998               $12,201                 $12,414
          3/31/1998               $12,234                 $12,465
          4/30/1998               $12,292                 $12,524
          5/31/1998               $12,325                 $12,587
          6/30/1998               $12,384                 $12,651
          7/31/1998               $12,416                 $12,710
          8/31/1998               $12,492                 $12,841
          9/30/1998               $12,567                 $12,988
         10/31/1998               $12,522                 $13,055
         11/30/1998               $12,503                 $13,051
         12/31/1998               $12,568                 $13,100
          1/31/1999               $12,633                 $13,149
          2/28/1999               $12,711                 $13,115
          3/31/1999               $12,750                 $13,201
          4/30/1999               $12,801                 $13,245
          5/31/1999               $12,840                 $13,252
          6/30/1999               $12,851                 $13,291
          7/31/1999               $12,888                 $13,340
          8/31/1999               $12,938                 $13,375
          9/30/1999               $12,989                 $13,454
         10/31/1999               $13,053                 $13,496
         11/30/1999               $13,089                 $13,526
         12/31/1999               $13,119                 $13,547
          1/31/2000               $13,184                 $13,559
          2/29/2000               $13,226                 $13,647
          3/31/2000               $13,296                 $13,721
          4/30/2000               $13,356                 $13,763
          5/31/2000               $13,388                 $13,817
          6/30/2000               $13,477                 $13,949
          7/31/2000               $13,553                 $14,035
          8/31/2000               $13,616                 $14,131
          9/30/2000               $13,708                 $14,232
         10/31/2000               $13,763                 $14,303
         11/30/2000               $13,864                 $14,427
         12/31/2000               $13,998                 $14,585
          1/31/2001               $14,084                 $14,770
          2/28/2001               $14,171                 $14,858
          3/31/2001               $14,288                 $14,974
          4/30/2001               $14,345                 $15,027
          5/31/2001               $14,433                 $15,115
          6/30/2001               $14,522                 $15,166
          7/31/2001               $14,595                 $15,322
          8/31/2001               $14,622                 $15,408
          9/30/2001               $14,721                 $15,632
         10/31/2001               $14,865                 $15,771
         11/30/2001               $14,890                 $15,756
         12/31/2001               $14,900                 $15,786
          1/31/2002               $14,941                 $15,810
          2/28/2002               $14,967                 $15,875
          3/31/2002               $15,012                 $15,787
          4/30/2002               $15,121                 $15,954
          5/31/2002               $15,110                 $16,009
          6/30/2002               $15,179                 $16,139
          7/31/2002               $15,243                 $16,303
          8/31/2002               $15,223                 $16,347
          9/30/2002               $15,317                 $16,455
         10/31/2002               $15,378                 $16,498
         11/30/2002               $15,376                 $16,465
         12/31/2002               $15,410                 $16,596
          1/31/2003               $15,420                 $16,603
          2/28/2003               $15,466                 $16,661
          3/31/2003               $15,513                 $16,693
          4/30/2003               $15,540                 $16,722
          5/31/2003               $15,581                 $16,767
          6/30/2003               $15,574                 $16,798
          7/31/2003               $15,497                 $16,737
          8/31/2003               $15,485                 $16,751
          9/30/2003               $15,564                 $16,874
         10/31/2003               $15,533                 $16,827
         11/30/2003               $15,555                 $16,826
         12/31/2003               $15,599                 $16,910
          1/31/2004               $15,640                 $16,941
          2/29/2004               $15,680                 $17,010
          3/31/2004               $15,741                 $17,048
          4/30/2004               $15,678                 $16,929
          5/31/2004               $15,676                 $16,917
          6/30/2004               $15,684                 $16,913
          7/31/2004               $15,756                 $16,968
          8/31/2004               $15,795                 $17,068
          9/30/2004               $15,815                 $17,056
         10/31/2004               $15,817                 $17,102

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
CLASS C                          10/31/04
-----------------------------------------
1-Year                              +0.42%
-----------------------------------------
Since Inception (7/1/03)            +0.74%
-----------------------------------------

CLASS C (7/1/03 - 10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                            FRANKLIN ADJUSTBLE         LEHMAN BROTHERS
                             U.S. GOVERNMENT              SHORT U.S.
                            SECURITIES FUND -           GOVERNMENT 1-2
                                CLASS C                 YEAR INDEX(7)
      -------------------------------------------------------------------
           7/1/2003               $10,000                 $10,000
          7/31/2003               $ 9,946                 $ 9,964
          8/31/2003               $ 9,924                 $ 9,972
          9/30/2003               $ 9,981                 $10,045
         10/31/2003               $ 9,958                 $10,017
         11/30/2003               $ 9,958                 $10,016
         12/31/2003               $ 9,993                 $10,067
          1/31/2004               $10,005                 $10,085
          2/29/2004               $10,028                 $10,126
          3/31/2004               $10,063                 $10,149
          4/30/2004               $10,030                 $10,078
          5/31/2004               $10,015                 $10,071
          6/30/2004               $10,027                 $10,068
          7/31/2004               $10,059                 $10,101
          8/31/2004               $10,091                 $10,161
          9/30/2004               $10,101                 $10,153
         10/31/2004               $10,098                 $10,181


8 | Annual Report

ENDNOTES

THE FUND'S YIELD AND SHARE PRICE ARE NOT GUARANTEED AND WILL VARY WITH MARKET CONDITIONS, INTEREST RATE MOVEMENTS AND UNSCHEDULED MORTGAGE PREPAYMENTS. BOND PRICES AND THUS THE FUND'S SHARE PRICE GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Class C) per share on 10/31/04.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/04.

(6) Source: Lehman Brothers Inc. The Lehman Brothers Short U.S. Government 1-2 Year Index includes securities issued by the U.S. government. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. All issues included must have one to two years to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.


                                                               Annual Report | 9

YOUR FUND'S EXPENSES

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.  Divide your account value by $1,000.
    IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
    IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                            VALUE 4/30/04      VALUE 10/31/04      PERIOD* 4/30/04-10/31/04
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000            $1,010.00                  $4.50
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000            $1,020.66                  $4.52
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000            $1,006.80                  $6.51
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000            $1,018.65                  $6.55
------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO FOR EACH CLASS (A: 0.89% AND C: 1.29%), WHICH INCLUDES THE EXPENSES INCURRED BY U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO, THE MASTER FUND, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 TO REFLECT THE ONE-HALF YEAR PERIOD.


                                                              Annual Report | 11

FRANKLIN FLOATING RATE DAILY ACCESS FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in corporate loans and corporate debt securities with floating interest rates.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2004.

PERFORMANCE OVERVIEW

For the year under review, Franklin Floating Rate Daily Access Fund - Class A delivered a +3.87% cumulative total return. The Fund underperformed its benchmark, the Credit Suisse First Boston (CSFB) Leveraged Loan Index, which returned 5.96% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.

ECONOMIC AND MARKET OVERVIEW

Over the past 12 months, much focus was on the employment picture and its resulting effects on the consumer. October's nonfarm payroll statistic was quite strong, and beat economists' expectations for job growth. Although this surprised many, underlying growth fundamentals for the employment markets were reflected in many of the other surveys, such as the National Federation of Independent Businesses (NFIB) survey. This one was particularly interesting, because small businesses historically have created about two-thirds of all new jobs.(2) During the year under review, more jobs combined with reductions in income tax helped to increase consumers' disposable income and allowed them to continue spending. That spending kept the economy growing.

Increases in business spending also contributed to economic growth. After steadily declining in 2001 and 2002, business spending posted strong results

(1) Source: Standard & Poor's Micropal. The CSFB Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) Source: Dennis, William J., Jr., NFIB Research Foundation, "The Public Reviews Small Business," 8/04.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 43.


12 | Annual Report
during 2004. For example, nonresidential investment spending increased 12.5% and 12.9% in the second and third quarters of 2004.(3) Historically low interest rates during the reporting period allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance, and corporate profits reflected this data. Many corporate debt products also benefited from this improvement. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

Although energy prices rose 15.2% for the year under review, the core Consumer Price Index, a measure of inflation excluding food and energy costs, rose a more subdued 2.0% for the 12 months ended October 31, 2004.(4) Expected inflation is a key determinant of interest rates, and this environment contributed to the continued low interest rate level during the period. Short- and long-term interest rates fluctuated during the year, and the 10-year U.S. Treasury yield moved from 4.33% at the beginning of the Fund's fiscal year to 4.05% on October 31, 2004.

The general interest rate decline over the past few years has helped to provide a certain amount of stimulus to consumers and businesses. Although the Federal Reserve Board (Fed) raised the federal funds target rate during the period, other sources of economic stimulus remained, including positive employment data as well as business strength.

The 3-month LIBOR rate increased one percentage point from 1.17% to 2.17%, with almost all of the increases made over the last six months in anticipation of the Fed hikes.(5) Although short-term rates increased, they still remained low by historical measures, when compared with the 10-year average of 4.39% for the 3-month LIBOR rate. Default rates also remained low, with the lagging 12-month institutional default rate declining from 2.3% to 1.1% as measured by S&P based on the number of issuers.

(3)   Source: Bureau of Economic Analysis.

(4)   Source: Bureau of Labor Statistics.

(5)   Source: British Bankers' Association.


                                                              Annual Report | 13

--------------------------------------------------------------------------------
WHAT ARE SYNDICATED BANK LOANS?

Syndicated bank loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other lenders. A group of lenders provides capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. Borrowing rates are generally pegged to an index, such as LIBOR, the London InterBank Offered Rate.
--------------------------------------------------------------------------------

This was a robust period for the loan market, as improving credit quality and a desire for low duration kept investor demand strong. Significant loan demand and the low interest rate environment contributed to the high new-issue volume, which remained strong in the second half of the period with increasing merger and acquisition activity. Loan market prices remained at premiums, contributing to the Fund's share price appreciation.

Strong loan demand also allowed borrowers to refinance their loans at lower spreads over LIBOR. As a result, many of our portfolio's loan spreads tightened dramatically in the past 12 months, reducing the yield to the Fund. Fortunately, the impact of decreasing loan spreads was somewhat offset by share price appreciation and the increasing LIBOR rate.

In this favorable borrowing environment, many companies took the opportunity to access capital. During the reporting period, many companies incurred additional debt to finance future growth, acquisition opportunities and capital expenditures. Some companies used floating loan proceeds to pay out dividends to shareholders.

Many loan investors seemed to take comfort in the favorable outlook for corporate loan fundamentals, as well as the perceived likelihood that short-term rates would continue to rise.

INVESTMENT STRATEGY

We use credit analysis to select corporate loan and corporate debt securities that meet our criteria. The Fund invests in a corporate loan or corporate debt security only if the manager judges that the borrower can meet the scheduled payments on the obligations. To help manage the credit risk associated with investing in below investment grade securities, we diversify the Fund by investing in hundreds of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.


14 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Floating Rate Daily Access Fund
11/1/03-10/31/04

--------------------------------------------------------------------------------
                                          DIVIDEND PER SHARE
                      ----------------------------------------------------------
MONTH                    CLASS A        CLASS B        CLASS C     ADVISOR CLASS
--------------------------------------------------------------------------------
November               2.6213 cents   2.1048 cents   2.3205 cents   2.8024 cents
--------------------------------------------------------------------------------
December               2.8514 cents   2.1538 cents   2.4109 cents   3.1041 cents
--------------------------------------------------------------------------------
January                2.4997 cents   1.9239 cents   2.1065 cents   2.7179 cents
--------------------------------------------------------------------------------
February               2.2078 cents   1.6563 cents   1.8714 cents   2.3979 cents
--------------------------------------------------------------------------------
March                  2.4089 cents   1.7135 cents   2.0481 cents   2.6586 cents
--------------------------------------------------------------------------------
April                  2.3517 cents   1.7694 cents   2.0195 cents   2.5592 cents
--------------------------------------------------------------------------------
May                    2.0144 cents   1.4819 cents   1.7057 cents   2.2090 cents
--------------------------------------------------------------------------------
June                   2.0689 cents   1.4401 cents   1.7019 cents   2.3047 cents
--------------------------------------------------------------------------------
July                   2.0489 cents   1.4660 cents   1.7165 cents   2.2565 cents
--------------------------------------------------------------------------------
August                 2.4171 cents   1.7838 cents   2.0481 cents   2.6484 cents
--------------------------------------------------------------------------------
September              2.3560 cents   1.7528 cents   2.0261 cents   2.5652 cents
--------------------------------------------------------------------------------
October                2.4572 cents   1.9384 cents   2.1389 cents   2.6634 cents
--------------------------------------------------------------------------------
TOTAL                 28.3033 CENTS  21.1847 CENTS  24.1141 CENTS  30.8873 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

During the year under review, we continued to remain selective in our loan selection process, focusing on sectors and companies that fit our investment strategy. For example, we increased the Fund's exposure to the broadcasting sector by making significant investments in Cumulus Media and Emmis Operating, since there are strong barriers to entry within the sector. Both Cumulus Media and Emmis Operating are established radio station ownership groups with significant asset coverage in terms of collateral and the ability to generate substantial free cash flow.

At the issuer level, we invested in Sealy Mattress, the leading bedding manufacturer in the U.S. and the world. The company manufactures and markets a complete line of bedding products under the highly recognized Sealy, Sealy Posturepedic and Stearns & Foster brand names. In addition to Sealy's powerful market position and brand recognition, their bank debt seemed attractive

PORTFOLIO BREAKDOWN

Franklin Floating Rate Daily Access Fund
Based on Total Net Assets as of 10/31/04

  [THE FOLLOWING TABLE WAS REPRESENTED AS BAR GRAPH IN THE PRINTED MATERIAL.]

Senior Floating Rate Interests                                     83.1%

Bonds                                                               0.6%

Short-Term Investments & Other Net Assets                          16.3%


                                                              Annual Report | 15

TOP 10 HOLDINGS
Franklin Floating Rate Daily Access Fund 10/31/04

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Warner Music                                                             1.0%
  MOVIES & ENTERTAINMENT
--------------------------------------------------------------------------------
Xerox Corp.                                                              0.9%
  INFORMATION TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Lamar Media Corp.                                                        0.9%
  ADVERTISING & MARKETING SERVICES
--------------------------------------------------------------------------------
Pinnacle Foods Holding Corp.                                             0.9%
  FOOD: MAJOR DIVERSIFIED
--------------------------------------------------------------------------------
R.H. Donnelley Inc.                                                      0.8%
  PUBLISHING: BOOKS & MAGAZINES
--------------------------------------------------------------------------------
Jean Coutu Group                                                         0.8%
  DRUG STORE CHAINS
--------------------------------------------------------------------------------
Nortek Inc.                                                              0.8%
  BUILDING PRODUCTS
--------------------------------------------------------------------------------
Emmis Operating Co.                                                      0.8%
  BROADCASTING
--------------------------------------------------------------------------------
NTL Investment Holdings                                                  0.8%
  CABLE & SATELLITE TELEVISION
--------------------------------------------------------------------------------
Solo Cup Co.                                                             0.8%
  OTHER CONSUMER SPECIALTIES
--------------------------------------------------------------------------------

to us based on the company's strong and steady cash flow generation, as well as stable trends in the industry.

We also purchased a sizable stake in the Nortek term loan. Nortek is a leading global manufacturer of residential and commercial building products with operations in the U.S., Canada and Europe. Consistent with our strategy, we have confidence in its highly diversified products, well positioned distribution channels and seasoned management team.

We also made significant investments in Venetian Casino Resort, which owns the Venetian Casino, connected directly to the Sands Expo and Convention Center on the Las Vegas strip and located near the Las Vegas Convention Center. Trade shows played an increasingly prominent role in driving occupancy at Las Vegas hotels, and the Venetian is equipped to cater to this growing demand. Not only has the company shown strong financial performance and improved credit statistics, lenders also have strong asset coverage, with the Venetian's casino and hotel pledged to lenders as collateral.

In June, Pegasus Media & Communications filed for Chapter 11 bankruptcy, while it continued to pay interest. Although Pegasus was not a large Fund position, we promptly sold the holding near par due to the potential for significant future decline in principal. Following Pegasus's default, a couple of other issuers in the loan market also filed for Chapter 11 bankruptcy; fortunately, they were not among our holdings. This chain of events indicated that the bank loan market was not immune to bankruptcy trouble.

We remained committed to a longer-term strategy of avoiding lower quality credits with higher default risk, even at the expense of near-term performance. We continued to focus on a conservative investment strategy that may contribute to lesser volatility in the Fund's share price over a credit cycle.


16 | Annual Report

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]                     /s/ Richard S. Hsu

                                    Richard S. Hsu, CFA


[PHOTO OMITTED]                     /s/ Madeline Lam

                                    Madeline Lam


[PHOTO OMITTED]                     /s/ Matthew W. Gregory

                                    Matthew W. Gregory, CFA

                                    Portfolio Managers
                                    Franklin Floating Rate Daily Access Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 17

PERFORMANCE SUMMARY AS OF 10/31/04

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------
CLASS A                                               CHANGE     10/31/04     10/31/03
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.10       $10.13       $10.03
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------------------
Dividend Income                         $0.283033
--------------------------------------------------------------------------------------


CLASS B                                               CHANGE     10/31/04     10/31/03
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.10       $10.12       $10.02
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------------------
Dividend Income                         $0.211847
--------------------------------------------------------------------------------------


CLASS C                                               CHANGE     10/31/04     10/31/03
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.10       $10.13       $10.03
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------------------
Dividend Income                         $0.241141
--------------------------------------------------------------------------------------


ADVISOR CLASS                                         CHANGE     10/31/04     10/31/03
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.09       $10.13       $10.04
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------------------
Dividend Income                         $0.308873
--------------------------------------------------------------------------------------


18 | Annual Report

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------
CLASS A                                              1-YEAR       3-YEAR    INCEPTION (5/1/01)
----------------------------------------------------------------------------------------------
Cumulative Total Return(1)                            +3.87%      +13.91%        +16.70%
----------------------------------------------------------------------------------------------
Average Annual Total Return(2)                        +1.54%       +3.64%         +3.83%
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(3)                   +1.65%       +3.46%         +3.80%
----------------------------------------------------------------------------------------------
    Distribution Rate(4)                  2.98%
----------------------------------------------------------------------------------------------
    30-Day Standardized Yield(5)          2.82%
----------------------------------------------------------------------------------------------


CLASS B                                              1-YEAR       3-YEAR    INCEPTION (5/1/01)
----------------------------------------------------------------------------------------------
Cumulative Total Return(1)                            +3.14%      +11.65%        +13.97%
----------------------------------------------------------------------------------------------
Average Annual Total Return(2)                        -0.86%       +2.80%         +3.02%
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(3)                   -0.75%       +2.58%         +2.97%
----------------------------------------------------------------------------------------------
    Distribution Rate(4)                  2.41%
----------------------------------------------------------------------------------------------
    30-Day Standardized Yield(5)          2.15%
----------------------------------------------------------------------------------------------


CLASS C                                              1-YEAR       3-YEAR    INCEPTION (5/1/01)
----------------------------------------------------------------------------------------------
Cumulative Total Return(1)                            +3.44%      +12.64%        +15.17%
----------------------------------------------------------------------------------------------
Average Annual Total Return(2)                        +2.44%       +4.05%         +4.12%
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(3)                   +2.55%       +3.86%         +4.10%
----------------------------------------------------------------------------------------------
    Distribution Rate(4)                  2.65%
----------------------------------------------------------------------------------------------
    30-Day Standardized Yield(5)          2.49%
----------------------------------------------------------------------------------------------


ADVISOR CLASS                                        1-YEAR       3-YEAR    INCEPTION (5/1/01)
----------------------------------------------------------------------------------------------
Cumulative Total Return(1)                            +4.03%      +14.75%        +17.71%
----------------------------------------------------------------------------------------------
Average Annual Total Return(2)                        +4.03%       +4.69%         +4.77%
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(3)                   +4.25%       +4.51%         +4.78%
----------------------------------------------------------------------------------------------
    Distribution Rate(4)                  3.30%
----------------------------------------------------------------------------------------------
    30-Day Standardized Yield(5)          3.14%
----------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                           10/31/04
------------------------------------------
1-Year                               +1.54%
------------------------------------------
3-Year                               +3.64%
------------------------------------------
Since Inception (5/1/01)             +3.83%
------------------------------------------

CLASS A (5/1/01 - 10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                  FRANKLIN FLOATING
                  RATE DAILY ACCESS     CSFB LEVERAGED LOAN
                   FUND - CLASS A            INDEX(6)
-----------------------------------------------------------
   5/1/2001           $ 9,775                $10,000
  5/31/2001           $ 9,896                $10,120
  6/30/2001           $ 9,951                $10,132
  7/31/2001           $10,022                $10,158
  8/31/2001           $10,072                $10,239
  9/30/2001           $10,025                $10,043
 10/31/2001           $10,015                $ 9,886
 11/30/2001           $10,107                $10,042
 12/31/2001           $10,181                $10,146
  1/31/2002           $10,261                $10,202
  2/28/2002           $10,255                $10,163
  3/31/2002           $10,333                $10,281
  4/30/2002           $10,395                $10,391
  5/31/2002           $10,443                $10,384
  6/30/2002           $10,416                $10,227
  7/31/2002           $10,279                $10,072
  8/31/2002           $10,252                $10,043
  9/30/2002           $10,259                $10,065
 10/31/2002           $10,202                $ 9,930
 11/30/2002           $10,271                $10,100
 12/31/2002           $10,382                $10,259
  1/31/2003           $10,440                $10,398
  2/28/2003           $10,485                $10,452
  3/31/2003           $10,533                $10,486
  4/30/2003           $10,612                $10,634
  5/31/2003           $10,692                $10,777
  6/30/2003           $10,783                $10,929
  7/31/2003           $10,830                $11,003
  8/31/2003           $10,868                $11,027
  9/30/2003           $10,922                $11,138
 10/31/2003           $10,984                $11,238
 11/30/2003           $11,023                $11,319
 12/31/2003           $11,065                $11,389
  1/31/2004           $11,115                $11,508
  2/29/2004           $11,150                $11,544
  3/31/2004           $11,188                $11,591
  4/30/2004           $11,225                $11,644
  5/31/2004           $11,225                $11,671
  6/30/2004           $11,282                $11,745
  7/31/2004           $11,316                $11,786
  8/31/2004           $11,332                $11,804
  9/30/2004           $11,358                $11,849
 10/31/2004           $11,407                $11,908

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B                           10/31/04
------------------------------------------
1-Year                               -0.86%
------------------------------------------
3-Year                               +2.80%
------------------------------------------
Since Inception (5/1/01)             +3.02%
------------------------------------------

CLASS B (5/1/01 - 10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                  FRANKLIN FLOATING
                  RATE DAILY ACCESS     CSFB LEVERAGED LOAN
                   FUND - CLASS B            INDEX(6)
-----------------------------------------------------------
   5/1/2001           $10,000                $10,000
  5/31/2001           $10,118                $10,120
  6/30/2001           $10,168                $10,132
  7/31/2001           $10,243                $10,158
  8/31/2001           $10,288                $10,239
  9/30/2001           $10,234                $10,043
 10/31/2001           $10,208                $ 9,886
 11/30/2001           $10,307                $10,042
 12/31/2001           $10,365                $10,146
  1/31/2002           $10,452                $10,202
  2/28/2002           $10,430                $10,163
  3/31/2002           $10,508                $10,281
  4/30/2002           $10,569                $10,391
  5/31/2002           $10,604                $10,384
  6/30/2002           $10,583                $10,227
  7/31/2002           $10,438                $10,072
  8/31/2002           $10,406                $10,043
  9/30/2002           $10,397                $10,065
 10/31/2002           $10,334                $ 9,930
 11/30/2002           $10,409                $10,100
 12/31/2002           $10,505                $10,259
  1/31/2003           $10,558                $10,398
  2/28/2003           $10,598                $10,452
  3/31/2003           $10,650                $10,486
  4/30/2003           $10,724                $10,634
  5/31/2003           $10,788                $10,777
  6/30/2003           $10,874                $10,929
  7/31/2003           $10,925                $11,003
  8/31/2003           $10,948                $11,027
  9/30/2003           $10,995                $11,138
 10/31/2003           $11,050                $11,238
 11/30/2003           $11,085                $11,319
 12/31/2003           $11,120                $11,389
  1/31/2004           $11,174                $11,508
  2/29/2004           $11,192                $11,544
  3/31/2004           $11,223                $11,591
  4/30/2004           $11,253                $11,644
  5/31/2004           $11,259                $11,671
  6/30/2004           $11,297                $11,745
  7/31/2004           $11,325                $11,786
  8/31/2004           $11,334                $11,804
  9/30/2004           $11,353                $11,849
 10/31/2004           $11,097                $11,908


20 |  Annual Report

CLASS C (5/1/01 - 10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                  FRANKLIN FLOATING
                  RATE DAILY ACCESS     CSFB LEVERAGED LOAN
                   FUND - CLASS C            INDEX(6)
-----------------------------------------------------------
   5/1/2001           $10,000                $10,000
  5/31/2001           $10,120                $10,120
  6/30/2001           $10,173                $10,132
  7/31/2001           $10,252                $10,158
  8/31/2001           $10,299                $10,239
  9/30/2001           $10,238                $10,043
 10/31/2001           $10,225                $ 9,886
 11/30/2001           $10,326                $10,042
 12/31/2001           $10,388                $10,146
  1/31/2002           $10,476                $10,202
  2/28/2002           $10,456                $10,163
  3/31/2002           $10,545                $10,281
  4/30/2002           $10,605                $10,391
  5/31/2002           $10,641                $10,384
  6/30/2002           $10,610                $10,227
  7/31/2002           $10,468                $10,072
  8/31/2002           $10,449                $10,043
  9/30/2002           $10,443                $10,065
 10/31/2002           $10,385                $ 9,930
 11/30/2002           $10,452                $10,100
 12/31/2002           $10,564                $10,259
  1/31/2003           $10,621                $10,398
  2/28/2003           $10,664                $10,452
  3/31/2003           $10,709                $10,486
  4/30/2003           $10,781                $10,634
  5/31/2003           $10,858                $10,777
  6/30/2003           $10,947                $10,929
  7/31/2003           $10,991                $11,003
  8/31/2003           $11,027                $11,027
  9/30/2003           $11,077                $11,138
 10/31/2003           $11,135                $11,238
 11/30/2003           $11,171                $11,319
 12/31/2003           $11,209                $11,389
  1/31/2004           $11,255                $11,508
  2/29/2004           $11,287                $11,544
  3/31/2004           $11,321                $11,591
  4/30/2004           $11,355                $11,644
  5/31/2004           $11,352                $11,671
  6/30/2004           $11,405                $11,745
  7/31/2004           $11,436                $11,786
  8/31/2004           $11,447                $11,804
  9/30/2004           $11,470                $11,849
 10/31/2004           $11,517                $11,908

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                           10/31/04
------------------------------------------
1-Year                               +2.44%
------------------------------------------
3-Year                               +4.05%
------------------------------------------
Since Inception (5/1/01)             +4.12%
------------------------------------------

ADVISOR CLASS (5/1/01 - 10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                  FRANKLIN FLOATING
                  RATE DAILY ACCESS     CSFB LEVERAGED LOAN
                FUND - ADVISOR CLASS         INDEX(6)
-----------------------------------------------------------
   5/1/2001           $10,000                $10,000
  5/31/2001           $10,126                $10,120
  6/30/2001           $10,184                $10,132
  7/31/2001           $10,269                $10,158
  8/31/2001           $10,322                $10,239
  9/30/2001           $10,276                $10,043
 10/31/2001           $10,258                $ 9,886
 11/30/2001           $10,365                $10,042
 12/31/2001           $10,432                $10,146
  1/31/2002           $10,526                $10,202
  2/28/2002           $10,511                $10,163
  3/31/2002           $10,604                $10,281
  4/30/2002           $10,670                $10,391
  5/31/2002           $10,711                $10,384
  6/30/2002           $10,695                $10,227
  7/31/2002           $10,557                $10,072
  8/31/2002           $10,532                $10,043
  9/30/2002           $10,530                $10,065
 10/31/2002           $10,485                $ 9,930
 11/30/2002           $10,557                $10,100
 12/31/2002           $10,663                $10,259
  1/31/2003           $10,736                $10,398
  2/28/2003           $10,773                $10,452
  3/31/2003           $10,836                $10,486
  4/30/2003           $10,919                $10,634
  5/31/2003           $10,993                $10,777
  6/30/2003           $11,100                $10,929
  7/31/2003           $11,150                $11,003
  8/31/2003           $11,193                $11,027
  9/30/2003           $11,250                $11,138
 10/31/2003           $11,316                $11,238
 11/30/2003           $11,348                $11,319
 12/31/2003           $11,405                $11,389
  1/31/2004           $11,459                $11,508
  2/29/2004           $11,498                $11,544
  3/31/2004           $11,528                $11,591
  4/30/2004           $11,569                $11,644
  5/31/2004           $11,582                $11,671
  6/30/2004           $11,643                $11,745
  7/31/2004           $11,681                $11,786
  8/31/2004           $11,688                $11,804
  9/30/2004           $11,729                $11,849
 10/31/2004           $11,771                $11,908

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
ADVISOR CLASS                     10/31/04
------------------------------------------
1-Year                               +4.03%
------------------------------------------
3-Year                               +4.69%
------------------------------------------
Since Inception (5/1/01)             +4.77%
------------------------------------------


                                                              Annual Report | 21

ENDNOTES

INVESTORS SHOULD BE AWARE THAT THE FUND'S SHARE PRICE AND YIELD WILL FLUCTUATE WITH MARKET CONDITIONS. THE FUND SHOULD NOT BE CONSIDERED AN ALTERNATIVE TO MONEY MARKET FUNDS OR CDS. IN ADDITION, THE FUND IS A NON-DIVERSIFIED FUND, WHICH MEANS IT MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS. THE FLOATING-RATE LOANS AND DEBT SECURITIES IN WHICH THE FUND INVESTS TEND TO BE RATED BELOW INVESTMENT GRADE. INVESTING IN HIGHER-YIELDING, LOWER-RATED FLOATING-RATE LOANS AND DEBT SECURITIES INVOLVES GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/04.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/04.

(6) Source: Standard & Poor's Micropal. The CSFB Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market.


22 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN FLOATING RATE DAILY ACCESS FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                          VALUE 4/30/04        VALUE 10/31/04      PERIOD* 4/30/04-10/31/04
------------------------------------------------------------------------------------------------------------------
Actual                                               $ 1,000            $ 1,016.30                 $ 4.71
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $ 1,000            $ 1,020.46                 $ 4.72
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                               $ 1,000            $ 1,012.80                 $ 8.45
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $ 1,000            $ 1,016.74                 $ 8.47
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                               $ 1,000            $ 1,014.30                 $ 6.73
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $ 1,000            $ 1,018.45                 $ 6.75
------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
Actual                                               $ 1,000            $ 1,017.60                 $ 3.45
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $ 1,000            $ 1,021.72                 $ 3.46
------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.93%; B: 1.67%; C: 1.33%; and Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


24 | Annual Report

FRANKLIN TOTAL RETURN FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Total Return Fund seeks to provide investors with a high level of income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 85% of net assets in investment-grade fixed income securities and financial futures contracts, or options on such contracts, on U.S. Treasury securities. The Fund focuses on government and corporate debt securities and mortgage and asset-backed securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Total Return Fund's annual report for the fiscal year ended October 31, 2004.

PERFORMANCE OVERVIEW

For the year under review, Franklin Total Return Fund - Class A delivered a +6.63% cumulative total return. The Fund outperformed its benchmark, the Lehman Brothers U.S. Universal Index, which returned 6.14% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 29.

PORTFOLIO BREAKDOWN

Franklin Total Return Fund
Based on Total Investments

--------------------------------------------------------------------------------
SECTOR                                           10/31/04             10/31/03
--------------------------------------------------------------------------------
Corporate Bonds                                    28.9%                34.5%
--------------------------------------------------------------------------------
Mortgage-Backed Securities                         27.0%                34.9%
--------------------------------------------------------------------------------
U.S. Government and Agency Securities              15.3%                 8.5%
--------------------------------------------------------------------------------
Asset-Backed Securities                            10.3%                 9.9%
--------------------------------------------------------------------------------
Foreign Government Securities                       8.0%                 6.0%
--------------------------------------------------------------------------------
Credit-Linked Structured Notes                      2.0%                 0.0%
--------------------------------------------------------------------------------
Senior Floating Rate                                1.2%                 1.3%
--------------------------------------------------------------------------------
Preferred Stocks                                    0.1%                 0.1%
--------------------------------------------------------------------------------
Municipal Bonds                                     0.0%                 0.7%
--------------------------------------------------------------------------------
Short-Term Investments                              7.2%                 4.1%
--------------------------------------------------------------------------------

(1) Source: Lehman Brothers Inc. The Lehman Brothers U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. It is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 62.


                                                              Annual Report | 25

DIVIDEND DISTRIBUTIONS*

Franklin Total Return Fund
11/1/03-10/31/04

-----------------------------------------------------------------------------------
                                DIVIDEND PER SHARE (CENTS)
             ----------------------------------------------------------------------
MONTH          CLASS A      CLASS B        CLASS C       CLASS R      ADVISOR CLASS
-----------------------------------------------------------------------------------
November       4.0217       3.7140         3.7081        3.8392          4.2213
-----------------------------------------------------------------------------------
December       4.5854       4.2167         4.2241        4.3510          4.8233
-----------------------------------------------------------------------------------
January        4.0671       3.7315         3.7300        3.8630          4.2852
-----------------------------------------------------------------------------------
February       3.9459       3.6364         3.6180        3.7471          4.1477
-----------------------------------------------------------------------------------
March          4.3336       3.9580         3.9538        4.0965          4.5707
-----------------------------------------------------------------------------------
April          3.9679       3.6341         3.6325        3.7596          4.1819
-----------------------------------------------------------------------------------
May            3.5121       3.2151         3.2128        3.3281          3.7132
-----------------------------------------------------------------------------------
June           4.2012       3.8609         3.8612        4.0047          4.4241
-----------------------------------------------------------------------------------
July           4.1268       3.8263         3.7719        3.9207          4.3385
-----------------------------------------------------------------------------------
August         4.0279       3.6842         3.6725        3.8150          4.2605
-----------------------------------------------------------------------------------
September      3.7894       3.4568         3.4531        3.5804          4.0021
-----------------------------------------------------------------------------------
October        3.5035       3.1809         3.1779        3.3005          3.7086
-----------------------------------------------------------------------------------
TOTAL         48.0825      44.1149        44.0159       45.6058         50.6771
-----------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

ECONOMIC AND MARKET OVERVIEW

Over the past 12 months, much focus was on the employment picture and its resulting effects on the consumer. October's nonfarm payroll statistic was quite strong, and beat economists' expectations for job growth. Although this surprised many, underlying growth fundamentals for the employment markets were reflected in many of the other surveys, such as the National Federation of Independent Businesses (NFIB) survey. This one was particularly interesting, because small businesses historically have created about two-thirds of all new jobs.(2) During the year under review, more jobs combined with reductions in income tax helped to increase consumers' disposable income and allowed them to continue spending. That spending kept the economy growing.

Increases in business spending also contributed to economic growth. After steadily declining in 2001 and 2002, business spending posted strong results

(2) Source: Dennis, William J., Jr., NFIB Research Foundation, "The Public Reviews Small Business," 8/04.


26 |  Annual Report
during 2004. For example, nonresidential investment spending increased 12.5% and 12.9% in the second and third quarters of 2004.(3) Historically low interest rates during the reporting period allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance, and corporate profits reflected this data. Many corporate debt products also benefited from this improvement. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

Although energy prices rose 15.2% for the year under review, the core Consumer Price Index, a measure of inflation excluding food and energy costs, rose a more subdued 2.0% for the 12 months ended October 31, 2004.(4) Expected inflation is a key determinant of interest rates, and this environment contributed to the continued low interest rate level during the period. Short- and long-term interest rates fluctuated during the year, and the 10-year U.S. Treasury yield moved from 4.33% at the beginning of the Fund's fiscal year to 4.05% on October 31, 2004.

The general interest rate decline over the past few years has helped to provide a certain amount of stimulus to consumers and businesses. Although the Federal Reserve Board raised the federal funds target rate during the period, other sources of economic stimulus remained, including positive employment data as well as business strength.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and non-proprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 15% of its total assets in non-investment grade debt securities.

(3)   Source: Bureau of Economic Analysis.

(4)   Source: Bureau of Labor Statistics.


                                                              Annual Report | 27

MANAGER'S DISCUSSION

During the year under review, our commitment to the Fund's investment strategy helped provide attractive returns. We remained diligent in executing our strategy to uncover value across the entire fixed income opportunity set. We held a substantial portion of the Fund's portfolio in the corporate debt sectors, and looked to our allocations relative to the benchmark Lehman Brothers U.S. Universal Index to decide where we would like to take incremental risk.

In line with the Fund's strategy, we also continued to invest in the international and non-dollar bond sectors to add incremental risk, as we believed appropriate. The Fund benefited from these allocations as global currencies strengthened, weakened, and then strengthened again relative to the U.S. dollar over the reporting period. We also continued to invest a portion of the Fund in agency mortgage-backed securities and debentures, as their risk-adjusted returns remained attractive compared with other asset classes. Additionally, we looked at some higher quality, mortgage-related asset-backed securities, particularly in the home equity loan sector. These securities helped support the Fund's overall yield as they typically offer a yield premium over their government-guaranteed counterparts.

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]                     /s/ Roger A. Bayston

                                    Roger A. Bayston, CFA
                                    Portfolio Manager
                                    Franklin Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


28 | Annual Report

PERFORMANCE SUMMARY AS OF 10/31/04

FRANKLIN TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------
CLASS A                                            CHANGE       10/31/04      10/31/03
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.16         $10.22        $10.06
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------------------
Dividend Income                       $0.480825
--------------------------------------------------------------------------------------


CLASS B                                            CHANGE       10/31/04      10/31/03
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.17         $10.22        $10.05
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------------------
Dividend Income                       $0.441149
--------------------------------------------------------------------------------------


CLASS C                                            CHANGE       10/31/04      10/31/03
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.17         $10.22        $10.05
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------------------
Dividend Income                       $0.440159
--------------------------------------------------------------------------------------


CLASS R                                            CHANGE       10/31/04      10/31/03
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.17         $10.22        $10.05
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------------------
Dividend Income                       $0.456058
--------------------------------------------------------------------------------------


ADVISOR CLASS                                      CHANGE       10/31/04      10/31/03
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.17         $10.24        $10.07
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------------------
Dividend Income                       $0.506771
--------------------------------------------------------------------------------------


                                                              Annual Report | 29

PERFORMANCE(1)

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------
CLASS A                                               1-YEAR          5-YEAR     INCEPTION (8/3/98)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                             +6.63%         +44.57%           +49.33%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                         +2.06%          +6.71%            +5.89%
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)                    +0.59%          +6.57%            +5.80%
---------------------------------------------------------------------------------------------------
   Distribution Rate(5)                 4.13%
---------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)         3.45%
---------------------------------------------------------------------------------------------------


CLASS B                                                               1-YEAR     INCEPTION (3/1/02)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                             +6.21%           +19.80%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                                         +2.21%            +5.99%
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)                                    +0.64%            +5.78%
---------------------------------------------------------------------------------------------------
   Distribution Rate(5)                 3.92%
---------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)         3.21%
---------------------------------------------------------------------------------------------------


CLASS C                                                               1-YEAR     INCEPTION (3/1/02)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                             +6.31%           +19.91%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                                         +5.31%            +7.04%
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)                                    +3.64%            +6.87%
---------------------------------------------------------------------------------------------------
   Distribution Rate(5)                 3.92%
---------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)         3.20%
---------------------------------------------------------------------------------------------------


CLASS R                                                               1-YEAR     INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                             +6.37%           +21.49%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                                         +5.37%            +7.13%
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)                                    +3.80%            +6.96%
---------------------------------------------------------------------------------------------------
   Distribution Rate(5)                 4.07%
---------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)         3.35%
---------------------------------------------------------------------------------------------------


ADVISOR CLASS                                         1-YEAR          5-YEAR     INCEPTION (8/3/98)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                             +7.00%         +46.49%           +51.90%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                         +7.00%          +7.94%            +6.91%
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(4)                    +5.42%          +7.79%            +6.83%
---------------------------------------------------------------------------------------------------
   Distribution Rate(5)                 4.56%
---------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)         3.85%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


Annual Report | 30

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (8/3/98 - 10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

              FRANKLIN TOTAL RETURN  LEHMAN BROTHERS U.S.
                 FUND - CLASS A        UNIVERSAL INDEX(7)         CPI(7)
------------------------------------------------------------------------------
    8/3/1998         $ 9,579               $10,000              $10,000
   8/31/1998         $ 9,761               $ 9,999              $10,012
   9/30/1998         $10,038               $10,236              $10,025
  10/31/1998         $ 9,966               $10,194              $10,049
  11/30/1998         $10,010               $10,296              $10,049
  12/31/1998         $10,031               $10,319              $10,043
   1/31/1999         $10,104               $10,388              $10,067
   2/28/1999         $ 9,912               $10,223              $10,080
   3/31/1999         $ 9,949               $10,301              $10,110
   4/30/1999         $ 9,976               $10,362              $10,184
   5/31/1999         $ 9,844               $10,257              $10,184
   6/30/1999         $ 9,812               $10,239              $10,184
   7/31/1999         $ 9,770               $10,198              $10,214
   8/31/1999         $ 9,778               $10,186              $10,239
   9/30/1999         $ 9,861               $10,296              $10,288
  10/31/1999         $ 9,894               $10,340              $10,306
  11/30/1999         $ 9,958               $10,357              $10,312
  12/31/1999         $ 9,940               $10,337              $10,312
   1/31/2000         $ 9,850               $10,302              $10,343
   2/29/2000         $ 9,966               $10,433              $10,404
   3/31/2000         $10,050               $10,554              $10,490
   4/30/2000         $10,006               $10,521              $10,496
   5/31/2000         $ 9,985               $10,502              $10,509
   6/30/2000         $10,247               $10,728              $10,564
   7/31/2000         $10,346               $10,832              $10,588
   8/31/2000         $10,501               $10,990              $10,588
   9/30/2000         $10,590               $11,046              $10,643
  10/31/2000         $10,647               $11,090              $10,662
  11/30/2000         $10,771               $11,240              $10,668
  12/31/2000         $10,998               $11,455              $10,662
   1/31/2001         $11,211               $11,679              $10,729
   2/28/2001         $11,275               $11,777              $10,772
   3/31/2001         $11,316               $11,817              $10,797
   4/30/2001         $11,210               $11,764              $10,839
   5/31/2001         $11,260               $11,849              $10,888
   6/30/2001         $11,307               $11,882              $10,907
   7/31/2001         $11,560               $12,116              $10,876
   8/31/2001         $11,670               $12,267              $10,876
   9/30/2001         $11,715               $12,356              $10,925
  10/31/2001         $11,911               $12,604              $10,888
  11/30/2001         $11,790               $12,457              $10,870
  12/31/2001         $11,740               $12,383              $10,827
   1/31/2002         $11,821               $12,486              $10,852
   2/28/2002         $11,911               $12,603              $10,895
   3/31/2002         $11,729               $12,421              $10,956
   4/30/2002         $11,944               $12,658              $11,017
   5/31/2002         $12,051               $12,753              $11,017
   6/30/2002         $12,040               $12,799              $11,023
   7/31/2002         $12,037               $12,908              $11,036
   8/31/2002         $12,256               $13,146              $11,072
   9/30/2002         $12,403               $13,334              $11,091
  10/31/2002         $12,321               $13,288              $11,109
  11/30/2002         $12,438               $13,324              $11,109
  12/31/2002         $12,701               $13,600              $11,085
   1/31/2003         $12,771               $13,637              $11,134
   2/28/2003         $12,939               $13,831              $11,219
   3/31/2003         $12,940               $13,844              $11,287
   4/30/2003         $13,137               $14,008              $11,262
   5/31/2003         $13,370               $14,275              $11,244
   6/30/2003         $13,414               $14,272              $11,256
   7/31/2003         $13,012               $13,813              $11,268
   8/31/2003         $13,120               $13,912              $11,311
   9/30/2003         $13,476               $14,283              $11,348
  10/31/2003         $13,415               $14,181              $11,336
  11/30/2003         $13,509               $14,230              $11,305
  12/31/2003         $13,704               $14,392              $11,293
   1/31/2004         $13,840               $14,516              $11,348
   2/29/2004         $13,961               $14,659              $11,409
   3/31/2004         $14,046               $14,776              $11,483
   4/30/2004         $13,705               $14,398              $11,520
   5/31/2004         $13,617               $14,325              $11,587
   6/30/2004         $13,702               $14,416              $11,624
   7/31/2004         $13,828               $14,569              $11,605
   8/31/2004         $14,091               $14,858              $11,612
   9/30/2004         $14,158               $14,916              $11,636
  10/31/2004         $14,304               $15,052              $11,697

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                           10/31/04
------------------------------------------
1-Year                               +2.06%
------------------------------------------
5-Year                               +6.71%
------------------------------------------
Since Inception (8/3/98)             +5.89%
------------------------------------------

FCLASS B (3/1/02 - 10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN TOTAL      LEHMAN BROTHERS U.S.
              RETURN FUND - CLASS B     UNIVERSAL INDEX(7)        CPI(7)
------------------------------------------------------------------------------
    3/1/2002         $10,000               $10,000              $10,000
   3/31/2002         $ 9,916               $ 9,855              $10,056
   4/30/2002         $10,102               $10,043              $10,112
   5/31/2002         $10,189               $10,119              $10,112
   6/30/2002         $10,177               $10,156              $10,118
   7/31/2002         $10,171               $10,242              $10,129
   8/31/2002         $10,353               $10,430              $10,163
   9/30/2002         $10,474               $10,580              $10,180
  10/31/2002         $10,401               $10,544              $10,197
  11/30/2002         $10,497               $10,572              $10,197
  12/31/2002         $10,715               $10,791              $10,174
   1/31/2003         $10,770               $10,821              $10,219
   2/28/2003         $10,908               $10,974              $10,298
   3/31/2003         $10,905               $10,985              $10,360
   4/30/2003         $11,068               $11,115              $10,337
   5/31/2003         $11,261               $11,327              $10,321
   6/30/2003         $11,294               $11,324              $10,332
   7/31/2003         $10,952               $10,960              $10,343
   8/31/2003         $11,039               $11,038              $10,382
   9/30/2003         $11,335               $11,333              $10,416
  10/31/2003         $11,279               $11,252              $10,405
  11/30/2003         $11,355               $11,291              $10,377
  12/31/2003         $11,515               $11,419              $10,366
   1/31/2004         $11,614               $11,518              $10,416
   2/29/2004         $11,723               $11,631              $10,472
   3/31/2004         $11,791               $11,724              $10,540
   4/30/2004         $11,501               $11,424              $10,574
   5/31/2004         $11,423               $11,366              $10,636
   6/30/2004         $11,490               $11,438              $10,669
   7/31/2004         $11,592               $11,560              $10,652
   8/31/2004         $11,809               $11,789              $10,658
   9/30/2004         $11,861               $11,835              $10,681
  10/31/2004         $11,680               $11,943              $10,737

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B                           10/31/04
------------------------------------------
1-Year                               +2.21%
------------------------------------------
Since Inception (3/1/02)             +5.99%
------------------------------------------


                                                              Annual Report | 31

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                           10/31/04
------------------------------------------
1-Year                               +5.31%
------------------------------------------
Since Inception (3/1/02)             +7.04%
------------------------------------------


CLASS C (3/1/02 - 10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN TOTAL      LEHMAN BROTHERS U.S.
              RETURN FUND - CLASS C    UNIVERSAL INDEX(7)         CPI(7)
------------------------------------------------------------------------------
    3/1/2002         $10,000               $10,000              $10,000
   3/31/2002         $ 9,928               $ 9,855              $10,056
   4/30/2002         $10,110               $10,043              $10,112
   5/31/2002         $10,187               $10,119              $10,112
   6/30/2002         $10,185               $10,156              $10,118
   7/31/2002         $10,168               $10,242              $10,129
   8/31/2002         $10,361               $10,430              $10,163
   9/30/2002         $10,472               $10,580              $10,180
  10/31/2002         $10,398               $10,544              $10,197
  11/30/2002         $10,505               $10,572              $10,197
  12/31/2002         $10,715               $10,791              $10,174
   1/31/2003         $10,783               $10,821              $10,219
   2/28/2003         $10,911               $10,974              $10,298
   3/31/2003         $10,907               $10,985              $10,360
   4/30/2003         $11,069               $11,115              $10,337
   5/31/2003         $11,262               $11,327              $10,321
   6/30/2003         $11,294               $11,324              $10,332
   7/31/2003         $10,952               $10,960              $10,343
   8/31/2003         $11,050               $11,038              $10,382
   9/30/2003         $11,346               $11,333              $10,416
  10/31/2003         $11,279               $11,252              $10,405
  11/30/2003         $11,355               $11,291              $10,377
  12/31/2003         $11,515               $11,419              $10,366
   1/31/2004         $11,625               $11,518              $10,416
   2/29/2004         $11,735               $11,631              $10,472
   3/31/2004         $11,802               $11,724              $10,540
   4/30/2004         $11,501               $11,424              $10,574
   5/31/2004         $11,434               $11,366              $10,636
   6/30/2004         $11,490               $11,438              $10,669
   7/31/2004         $11,592               $11,560              $10,652
   8/31/2004         $11,809               $11,789              $10,658
   9/30/2004         $11,872               $11,835              $10,681
  10/31/2004         $11,991               $11,943              $10,737

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS R                           10/31/04
------------------------------------------
1-Year                               +5.37%
------------------------------------------
Since Inception (1/1/02)             +7.13%
------------------------------------------

CLASS R (1/1/02 - 10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN TOTAL      LEHMAN BROTHERS U.S.
              RETURN FUND - CLASS R    UNIVERSAL INDEX(7)         CPI(7)
------------------------------------------------------------------------------
    1/2/2002         $10,000               $10,000              $10,000
   1/31/2002         $10,116               $10,084              $10,023
   2/28/2002         $10,181               $10,178              $10,062
   3/31/2002         $10,024               $10,031              $10,119
   4/30/2002         $10,207               $10,222              $10,175
   5/31/2002         $10,296               $10,299              $10,175
   6/30/2002         $10,285               $10,336              $10,181
   7/31/2002         $10,278               $10,424              $10,192
   8/31/2002         $10,462               $10,616              $10,226
   9/30/2002         $10,585               $10,768              $10,243
  10/31/2002         $10,512               $10,731              $10,260
  11/30/2002         $10,610               $10,760              $10,260
  12/31/2002         $10,820               $10,983              $10,238
   1/31/2003         $10,888               $11,013              $10,283
   2/28/2003         $11,029               $11,169              $10,362
   3/31/2003         $11,028               $11,180              $10,424
   4/30/2003         $11,192               $11,312              $10,402
   5/31/2003         $11,389               $11,528              $10,385
   6/30/2003         $11,424               $11,526              $10,396
   7/31/2003         $11,080               $11,155              $10,407
   8/31/2003         $11,169               $11,235              $10,447
   9/30/2003         $11,470               $11,535              $10,481
  10/31/2003         $11,415               $11,452              $10,470
  11/30/2003         $11,493               $11,492              $10,441
  12/31/2003         $11,656               $11,622              $10,430
   1/31/2004         $11,758               $11,723              $10,481
   2/29/2004         $11,870               $11,838              $10,538
   3/31/2004         $11,941               $11,933              $10,606
   4/30/2004         $11,636               $11,628              $10,640
   5/31/2004         $11,571               $11,569              $10,702
   6/30/2004         $11,640               $11,642              $10,736
   7/31/2004         $11,745               $11,765              $10,719
   8/31/2004         $11,967               $11,999              $10,724
   9/30/2004         $12,021               $12,046              $10,747
  10/31/2004         $12,149               $12,156              $10,804


32 | Annual Report

ADVISOR CLASS (8/3/98 - 10/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

              FRANKLIN TOTAL RETURN  LEHMAN BROTHERS U.S.
              FUND - ADVISOR CLASS     UNIVERSAL INDEX(7)         CPI(7)
------------------------------------------------------------------------------
    8/3/1998         $10,000               $10,000              $10,000
   8/31/1998         $10,200               $ 9,999              $10,012
   9/30/1998         $10,480               $10,236              $10,025
  10/31/1998         $10,417               $10,194              $10,049
  11/30/1998         $10,464               $10,296              $10,049
  12/31/1998         $10,499               $10,319              $10,043
   1/31/1999         $10,567               $10,388              $10,067
   2/28/1999         $10,369               $10,223              $10,080
   3/31/1999         $10,411               $10,301              $10,110
   4/30/1999         $10,442               $10,362              $10,184
   5/31/1999         $10,306               $10,257              $10,184
   6/30/1999         $10,274               $10,239              $10,184
   7/31/1999         $10,232               $10,198              $10,214
   8/31/1999         $10,243               $10,186              $10,239
   9/30/1999         $10,332               $10,296              $10,288
  10/31/1999         $10,369               $10,340              $10,306
  11/30/1999         $10,438               $10,357              $10,312
  12/31/1999         $10,421               $10,337              $10,312
   1/31/2000         $10,330               $10,302              $10,343
   2/29/2000         $10,452               $10,433              $10,404
   3/31/2000         $10,543               $10,554              $10,490
   4/30/2000         $10,499               $10,521              $10,496
   5/31/2000         $10,480               $10,502              $10,509
   6/30/2000         $10,756               $10,728              $10,564
   7/31/2000         $10,862               $10,832              $10,588
   8/31/2000         $11,027               $10,990              $10,588
   9/30/2000         $11,123               $11,046              $10,643
  10/31/2000         $11,185               $11,090              $10,662
  11/30/2000         $11,306               $11,240              $10,668
  12/31/2000         $11,546               $11,455              $10,662
   1/31/2001         $11,783               $11,679              $10,729
   2/28/2001         $11,852               $11,777              $10,772
   3/31/2001         $11,885               $11,817              $10,797
   4/30/2001         $11,788               $11,764              $10,839
   5/31/2001         $11,843               $11,849              $10,888
   6/30/2001         $11,909               $11,882              $10,907
   7/31/2001         $12,164               $12,116              $10,876
   8/31/2001         $12,282               $12,267              $10,876
   9/30/2001         $12,345               $12,356              $10,925
  10/31/2001         $12,554               $12,604              $10,888
  11/30/2001         $12,416               $12,457              $10,870
  12/31/2001         $12,366               $12,383              $10,827
   1/31/2002         $12,466               $12,486              $10,852
   2/28/2002         $12,550               $12,603              $10,895
   3/31/2002         $12,362               $12,421              $10,956
   4/30/2002         $12,593               $12,658              $11,017
   5/31/2002         $12,708               $12,753              $11,017
   6/30/2002         $12,712               $12,799              $11,023
   7/31/2002         $12,698               $12,908              $11,036
   8/31/2002         $12,946               $13,146              $11,072
   9/30/2002         $13,090               $13,334              $11,091
  10/31/2002         $13,006               $13,288              $11,109
  11/30/2002         $13,146               $13,324              $11,109
  12/31/2002         $13,413               $13,600              $11,085
   1/31/2003         $13,503               $13,637              $11,134
   2/28/2003         $13,669               $13,831              $11,219
   3/31/2003         $13,674               $13,844              $11,287
   4/30/2003         $13,884               $14,008              $11,262
   5/31/2003         $14,134               $14,275              $11,244
   6/30/2003         $14,184               $14,272              $11,256
   7/31/2003         $13,762               $13,813              $11,268
   8/31/2003         $13,878               $13,912              $11,311
   9/30/2003         $14,258               $14,283              $11,348
  10/31/2003         $14,196               $14,181              $11,336
  11/30/2003         $14,298               $14,230              $11,305
  12/31/2003         $14,508               $14,392              $11,293
   1/31/2004         $14,655               $14,516              $11,348
   2/29/2004         $14,800               $14,659              $11,409
   3/31/2004         $14,894               $14,776              $11,483
   4/30/2004         $14,522               $14,398              $11,520
   5/31/2004         $14,445               $14,325              $11,587
   6/30/2004         $14,524               $14,416              $11,624
   7/31/2004         $14,661               $14,569              $11,605
   8/31/2004         $14,943               $14,858              $11,612
   9/30/2004         $15,031               $14,916              $11,636
  10/31/2004         $15,190               $15,052              $11,697

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
ADVISOR CLASS                     10/31/04
------------------------------------------
1-Year                               +7.00%
------------------------------------------
5-Year                               +7.94%
------------------------------------------
Since Inception (8/3/98)             +6.91%
------------------------------------------

ENDNOTES

INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. INVESTING IN DERIVATIVE SECURITIES SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS INVOLVES SPECIAL RISKS. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1) The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower and yield for the period would have been 3.28%, 3.03%, 3.02%, 3.18% and 3.67% for Classes A, B, C, R and Advisor, respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 10/31/04.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/04.

(7) Source: Lehman Brothers Inc. The Lehman Brothers U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. It is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars.


                                                              Annual Report | 33

YOUR FUND'S EXPENSES

FRANKLIN TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


34 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT  ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/04    VALUE 10/31/04   PERIOD* 4/30/04-10/31/04
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000          $1,043.70                  $4.37
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000          $1,020.86                  $4.32
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000          $1,041.70                  $6.42
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000          $1,018.85                  $6.34
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000          $1,042.70                  $6.42
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000          $1,018.85                  $6.34
-------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000          $1,043.50                  $5.65
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000          $1,019.61                  $5.58
-------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000          $1,046.00                  $3.09
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000          $1,022.12                  $3.05
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.85%; B: 1.25%; C: 1.25%; R: 1.10%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                              Annual Report | 35

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                           ----------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
CLASS A                                                       2004           2003          2002           2001           2000
                                                           ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................  $     9.16     $     9.38    $     9.46     $     9.30     $     9.30
                                                           ---------------------------------------------------------------------
Income from investment operations:
 Net investment income ..................................        .277           .313          .390(e)        .550(e)        .500(e)
 Net realized and unrealized gains (losses) .............       (.102)         (.220)        (.070)          .170          (.010)
                                                           ---------------------------------------------------------------------
Total from investment operations ........................        .175           .093          .320           .720           .490
                                                           ---------------------------------------------------------------------
Less distributions from net investment income ...........       (.275)         (.313)        (.400)         (.560)         (.490)
                                                           ---------------------------------------------------------------------
Redemption fees .........................................          --(d)          --            --             --             --
                                                           ---------------------------------------------------------------------
Net asset value, end of year ............................  $     9.06     $     9.16    $     9.38     $     9.46     $     9.30
                                                           =====================================================================

Total return(a) .........................................        1.94%          1.00%         3.45%          8.01%          5.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $  577,073     $  651,701    $  575,665     $  270,175     $  232,413
Ratios to average net assets:
 Expenses(b) ............................................         .89%           .88%          .88%           .95%          1.00%
 Net investment income ..................................        3.01%          3.30%         4.14%          5.82%          5.38%
Portfolio turnover rate(c) ..............................       49.67%        130.32%        85.05%          2.49%         12.68%
Portfolio turnover rate excluding mortgage dollar rolls(c)      45.38%         96.52%        85.05%          2.49%         12.68%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) The expense ratio includes the Fund's share of the Portfolio's allocated net expenses.

(c)   Represents the Portfolio's rate of turnover.

(d)   Amount is less than $0.001 per share.

(e)   Based on average daily shares outstanding.


36 |  See notes to financial statements.  |  Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                          -------------------------
                                                            YEAR ENDED OCTOBER 31,
CLASS C                                                      2004         2003(e)
                                                          -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................  $     9.16     $     9.28
                                                          -------------------------
Income from investment operations:
 Net investment income .................................        .232           .081
 Net realized and unrealized gains (losses) ............       (.104)         (.120)
                                                          -------------------------
Total from investment operations .......................        .128          (.039)
                                                          -------------------------
Less distributions from net investment income ..........       (.238)         (.081)
                                                          -------------------------
Redemption fees ........................................          --(d)          --
                                                          -------------------------
Net asset value, end of year ...........................  $     9.05     $     9.16
                                                          =========================

Total return(a) ........................................        1.41%          (.42)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................  $   49,423     $   12,868
Ratios to average net assets:
 Expenses(b) ...........................................        1.29%          1.26%(f)
 Net investment income .................................        2.61%          2.92%(f)
Portfolio turnover rate(c) .............................       49.67%        130.32%
Portfolio turnover rate excluding mortgage
 dollar rolls(c) .........................................     45.38%         96.52%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) The expense ratio includes the Fund's share of the Portfolio's allocated net expenses.

(c)   Represents the Portfolio's rate of turnover.

(d)   Amount is less than $0.001 per share.

(e)   For the period July 1, 2003 (effective date) to October 31, 2003.

(f)   Annualized.


                         Annual Report | See notes to financial statements. | 37

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2004

--------------------------------------------------------------------------------------------------------------------
FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                       SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------
MUTUAL FUND (NOTE 1) (COST $662,582,949) 99.9%
U.S. Government Adjustable Rate Mortgage Portfolio ...........................           69,035,081    $ 626,148,198
OTHER ASSETS, LESS LIABILITIES .1% ...........................................                               348,139
                                                                                                       -------------
NET ASSETS 100.0% ............................................................                         $ 626,496,337
                                                                                                       =============


38 |  See notes to financial statements.  |  Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                                         -------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
CLASS A                                                                     2004           2003           2002          2001(c)
                                                                         -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................    $    10.03     $     9.69     $     9.95     $    10.00
                                                                         -------------------------------------------------------
Income from investment operations:
 Net investment income ..............................................          .281           .388           .437           .291
 Net realized and unrealized gains (losses) .........................          .102           .341          (.248)         (.046)
                                                                         -------------------------------------------------------
Total from investment operations ....................................           383           .729           .189           .245
                                                                         -------------------------------------------------------
Less distributions from net investment income .......................         (.283)         (.389)         (.449)         (.295)
                                                                         -------------------------------------------------------
Redemption fees .....................................................            --(b)          --             --             --
                                                                         -------------------------------------------------------
Net asset value, end of year ........................................    $    10.13     $    10.03     $     9.69     $     9.95
                                                                         =======================================================

Total return(a) .....................................................          3.87%          7.65%          1.87%          2.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................    $  615,002     $  127,660     $   49,389     $   34,634
Ratios to average net assets:
 Expenses ...........................................................           .94%          1.05%          1.12%          1.25%(d)
 Net investment income ..............................................          2.71%          3.83%          4.33%          5.47%(d)
Portfolio turnover rate .............................................         50.52%         85.54%         76.17%         37.08%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   Amount is less than $0.001 per share.

(c)   For the period May 1, 2001 (commencement of operations) to October 31,
      2001.

(d)   Annualized.


                         Annual Report | See notes to financial statements. | 39

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)

                                                                         -------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
CLASS B                                                                     2004           2003           2002          2001(c)
                                                                         -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................    $    10.02     $     9.68     $     9.95     $    10.00
                                                                         -------------------------------------------------------
Income from investment operations:
 Net investment income ..............................................          .207           .328           .379           .252
 Net realized and unrealized gains (losses) .........................          .105           .333          (.251)         (.044)
                                                                         -------------------------------------------------------
Total from investment operations ....................................          .312           .661           .128           .208
                                                                         -------------------------------------------------------
Less distributions from net investment income .......................         (.212)         (.321)         (.398)         (.258)
                                                                         -------------------------------------------------------
Redemption fees .....................................................            --(b)          --             --             --
                                                                         -------------------------------------------------------
Net asset value, end of year ........................................    $    10.12     $    10.02     $     9.68     $     9.95
                                                                         =======================================================

Total return(a) .....................................................          3.14%          6.92%          1.24%          2.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................    $   69,331     $   28,637     $   17,162     $    9,838
Ratios to average net assets:
 Expenses ...........................................................          1.68%          1.74%          1.72%          2.00%(d)
 Net investment income ..............................................          1.97%          3.14%          3.73%          4.85%(d)
Portfolio turnover rate .............................................         50.52%         85.54%         76.17%         37.08%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   Amount is less than $0.001 per share.

(c)   For the period May 1, 2001 (commencement of operations) to October 31,
      2001.

(d)   Annualized.


40 |  See notes to financial statements.  |  Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)

                                                                         -------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
CLASS C                                                                     2004           2003           2002          2001(c)
                                                                         -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................    $    10.03     $     9.69     $     9.95     $    10.00
                                                                         -------------------------------------------------------
Income from investment operations:
 Net investment income ..............................................          .239           .351           .405           .269
 Net realized and unrealized gains (losses) .........................          .102           .337          (.245)         (.045)
                                                                         -------------------------------------------------------
Total from investment operations ....................................          .341           .688           .160           .224
                                                                         -------------------------------------------------------
Less distributions from net investment income .......................         (.241)         (.348)         (.420)         (.274)
                                                                         -------------------------------------------------------
Redemption fees .....................................................            --(b)          --             --             --
                                                                         -------------------------------------------------------
Net asset value, end of year ........................................    $    10.13     $    10.03     $     9.69     $     9.95
                                                                         =======================================================

Total return(a) .....................................................          3.44%          7.21%          1.57%          2.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................................    $  270,104     $   95,802     $   54,585     $   26,356
Ratios to average net assets:
 Expenses ...........................................................          1.34%          1.46%          1.42%          1.65%(d)
 Net investment income ..............................................          2.31%          3.42%          4.03%          5.06%(d)
Portfolio turnover rate .............................................         50.52%         85.54%         76.17%         37.08%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   Amount is less than $0.001 per share.

(c)   For the period May 1, 2001 (commencement of operations) to October 31,
      2001.

(d)   Annualized.


                         Annual Report | See notes to financial statements. | 41

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)

                                                                         -------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                               2004           2003           2002          2001(c)
                                                                         -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................    $    10.04     $     9.70     $     9.95     $    10.00
                                                                         -------------------------------------------------------
Income from investment operations:
 Net investment income ..............................................          .307           .411           .464           .302
 Net realized and unrealized gains (losses) .........................          .092           .343          (.241)         (.045)
                                                                         -------------------------------------------------------
Total from investment operations ....................................          .399           .754           .223           .257
                                                                         -------------------------------------------------------
Less distributions from net investment income .......................         (.309)         (.414)         (.473)         (.307)
                                                                         -------------------------------------------------------
Redemption fees .....................................................            --(b)          --             --             --
                                                                         -------------------------------------------------------
Net asset value, end of year ........................................    $    10.13     $    10.04     $     9.70     $     9.95
                                                                         =======================================================

Total return(a) .....................................................          4.03%          7.92%          2.21%          2.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................    $   37,810     $    7,602     $    5,874     $    6,439
Ratios to average net assets:
 Expenses ...........................................................           .69%           .80%           .87%          1.00%(d)
 Net investment income ..............................................          2.96%          4.08%          4.58%          5.92%(d)
Portfolio turnover rate .............................................         50.52%         85.54%         76.17%         37.08%

(a)   Total return is not annualized for periods less than one year.

(b)   Amount is less than $0.001 per share.

(c)   For the period May 1, 2001 (commencement of operations) to October 31,
      2001.

(d)   Annualized.


42 |  See notes to financial statements.  |  Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2004

--------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     PRINCIPAL AMOUNT(a)        VALUE
--------------------------------------------------------------------------------------------------------------------
   BONDS .6%
   BROADCASTING .4%
   Paxson Communications Corp., senior secured note, 144A, FRN, 4.35%, 1/15/10       $   4,000,000     $   4,045,000
                                                                                                       -------------

   STEEL .2%
   Ispat Inland ULC, senior secured note, FRN, 8.35%, 4/01/10 ................           2,000,000         2,205,000
                                                                                                       -------------
   TOTAL BONDS (COST $6,027,422) .............................................                             6,250,000
                                                                                                       -------------

(b)SENIOR FLOATING RATE INTERESTS 83.1%
   ADVERTISING/MARKETING SERVICES 1.3%
   Adams Outdoor Advertising, Term Loan, 4.23 - 4.33%, 10/05/11 ..............           3,990,000         4,045,692
   Lamar Media Corp., Term Loan D, 3.438 - 3.50%, 6/30/10 ....................           8,707,037         8,792,749
                                                                                                       -------------
                                                                                                          12,838,441
                                                                                                       -------------

   AEROSPACE & DEFENSE 2.3%
   ARINC Inc., Term Loan, 4.12%, 2/24/11 .....................................             995,000         1,007,437
   CACI International Inc., Term Loan B, 3.21 - 3.45%, 4/23/11 ...............           3,482,500         3,517,325
   Communications & Power Industries Inc., Term Loan B, 4.84 - 4.94%, 7/29/10            1,492,500         1,516,131
   DRS Technologies Inc., Term Loan B, 3.53 - 4.01%, 11/04/10 ................           5,512,818         5,564,501
   ILC Industries Inc.,
      First Lien Term Loan, 4.90%, 8/04/10 ...................................             992,500         1,008,817
      Second Lien Term Loan, 7.65%, 2/05/11 ..................................             500,000           504,710
   MRO Acquisition Corp. (Piedmont), First Lien Term Loan, 4.32%, 8/27/10 ....           6,000,000         6,063,750
   Standard Aero Holdings Inc., Term Loan B, 4.451 - 4.525%, 8/18/12 .........           1,163,077         1,179,796
   Titan Corp., Term Loan B, 4.61 - 4.69%, 2/23/06 ...........................             977,500           990,636
   TransDigm Inc., Term Loan B, 4.09%, 7/22/10 ...............................             992,513         1,006,470
   Vought Aircraft Industries, Term Loan X, 5.21%, 12/31/06 ..................             339,055           341,235
                                                                                                       -------------
                                                                                                          22,700,808
                                                                                                       -------------

   AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER 3.4%
   Dayco Products LLC, Term Loan B, 4.87 - 5.12%, 6/18/11 ....................           3,990,000         4,054,837
   EaglePicher Inc., Term Loan B, 4.863%, 8/07/09 ............................           3,937,019         3,961,625
   Exide Technologies,
      USD US Borrower, 5.25%, 5/04/10 ........................................             500,000           501,250
      USD EURO Borrower, 5.25%, 5/04/10 ......................................             500,000           501,250
   Federal-Mogul Corp., DIP, Term Loan, 4.938%, 2/06/05 ......................             959,540           962,006
   GenCorp Inc., Term Loan B, 5.875%, 3/28/07 ................................             980,000           985,309
   Grand Vehicle Works, Term Loan B, 4.92 - 5.08%, 7/23/10 ...................           2,493,750         2,475,047
   Hayes Lemmerz, Term Loan, 5.33 - 6.00%, 6/03/09 ...........................           1,903,889         1,938,768
   Hilite International Inc., Term Loan B, 6.21 - 6.56%, 3/31/09 .............             810,650           814,704
   Key Plastics and Key Safety,
      First Lien Term Loan, 4.78 - 4.84%, 7/31/10 ............................           2,898,102         2,933,424
      Term Loan C, 7.53 - 7.71%, 7/31/11 .....................................           1,000,000         1,001,875
   Plastech Engineered Products Inc., First Lien Term Loan, 4.73%, 3/11/10 ...             979,310           995,836
   Progressive Moulded Products, Term Loan B, 4.52 - 4.844%, 8/13/11 (Canada)            4,000,000         4,013,752
   Tenneco Automotive Inc.,
      L/C Term Loan, 4.88%, 12/12/10 .........................................             931,035           948,880
      Term Loan B, 4.84%, 12/12/10 ...........................................           2,053,448         2,091,950


                                                              Annual Report | 43

FRANKLIN INVESTORS SECURITIES TRUST

--------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     PRINCIPAL AMOUNT(a)        VALUE
--------------------------------------------------------------------------------------------------------------------
(b)SENIOR FLOATING RATE INTERESTS (CONT.)
   AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER (CONT.)
   TRW Automotive Inc.,
      Term Loan A1, 3.625%, 2/28/09 ..........................................       $   2,560,976     $   2,594,909
      Term Loan D1, 4.125%, 2/28/11 ..........................................           1,492,500         1,517,531
   (c)Term Loan E, 5.25%, 10/31/10 ...........................................           2,000,000         2,000,000
                                                                                                       -------------
                                                                                                          34,292,953
                                                                                                       -------------

   AUTOMOTIVE AFTERMARKET .1%
   United Components Inc., Term Loan C, 4.00%, 6/30/10 .......................             856,667           869,320
                                                                                                       -------------

   BEVERAGES: ALCOHOLIC .1%
   Southern Wine & Spirits of America Inc., Term Loan B, 4.23%, 6/21/08 ......             989,910         1,003,057
                                                                                                       -------------

   BEVERAGES: NON-ALCOHOLIC .2%
   Dr. Pepper Bottling Co. of Texas, Term Loan, 4.16 - 4.47%, 12/18/10 .......             910,308           923,508
   Sunny Delight Beverages Co., First Lien Term Loan, 5.98%, 8/23/10 .........           1,000,000         1,002,500
                                                                                                       -------------
                                                                                                           1,926,008
                                                                                                       -------------

   BROADCASTING 4.1%
   Cumulus Media Inc.,
      Term Loan A1, 3.625%, 3/28/09 ..........................................           1,636,250         1,652,102
      Term Loan E, 3.625%, 3/28/10 ...........................................           5,749,512         5,842,942
   Emmis Operating Co., Term Loan B, 3.59%,11/10/11 ..........................           8,000,000         8,086,000
   Entravision Communications Corp.,
      Multi-Draw Term Loan,  3.65%, 2/23/12 ..................................           2,000,000         2,023,126
      Term Loan B, 3.65%, 2/23/12 ............................................           4,400,000         4,450,877
   Gray Television, Term Loan C, 3.45 - 3.76%, 12/31/10 ......................           5,000,000         5,058,750
   Mission Broadcasting Inc., Term Loan D, 3.73%, 12/31/10 ...................           3,225,957         3,229,990
   NEP Supershooters LP, First Lien Term Loan, 5.70%, 2/03/11 ................           1,250,000         1,264,062
   Nexstar Finance LLC, Term Loan D, 3.35%, 12/31/10 .........................           1,761,543         1,767,047
   Radio One Inc., Term Loan A, 2.435%, 6/30/07 ..............................           1,475,000         1,463,938
   Sinclair Broadcasting, Term Loan A, 3.71%, 6/30/09 ........................           5,500,000         5,537,813
                                                                                                       -------------
                                                                                                          40,376,647
                                                                                                       -------------

   BUILDING PRODUCTS 2.4%
   Associated Materials, Term Loan, 4.61 - 6.50%, 8/27/09 ....................             736,842           746,744
   Atrium Cos. Inc., Term Loan, 4.70 - 4.82%, 11/30/08 .......................             997,487         1,014,113
   Builders FirstSource Inc., Term Loan, 5.04%, 3/17/10 ......................           1,651,700         1,666,152
   Building Materials Holding Corp., Term Loan B, 4.75%, 8/13/10 .............             987,500           993,055
   Headwaters Inc., Term Loan B, 5.33 - 7.00%, 4/30/11 .......................           4,331,250         4,383,584
   NCI Building Systems, Term Loan B, 3.82 - 3.84%, 6/07/10 ..................           4,500,000         4,557,658
   Norcraft Cos. LP, Term Loan, 4.96%, 10/21/09 ..............................             677,778           682,156
   Nortek Inc., Term Loan, 4.62 - 6.25%, 8/25/11 .............................           8,000,000         8,126,664
   PGT Industries Inc., First Lien Term Loan, 4.96 - 5.13%, 2/05/10 ..........             728,250           739,629
   Ply Gem Industries Inc., Incremental Term Loan, 4.59%, 2/12/11 ............           1,000,000         1,009,688
                                                                                                       -------------
                                                                                                          23,919,443
                                                                                                       -------------

   CABLE/SATELLITE TELEVISION 5.4%
   Atlantic Broadband Finance LLC, Term Loan B, 5.05%, 8/06/11 ...............           1,250,000         1,270,312
   Bresnan Broadband Holdings LLC,
      Term Loan A, 5.73 - 6.01%, 3/31/10 .....................................           1,250,000         1,265,625
      Term Loan B, 5.31 - 5.48%, 9/30/10 .....................................           1,000,000         1,014,063


44 |  Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

--------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     PRINCIPAL AMOUNT(a)        VALUE
--------------------------------------------------------------------------------------------------------------------
(b)SENIOR FLOATING RATE INTERESTS (CONT.)
   CABLE/SATELLITE TELEVISION (CONT.)
(d)Century Cable (Adelphia), Term Loan, 6.75%, 12/31/09 ......................       $   1,000,000     $     987,500
   Charter Communications Operating LLC, Term Loan B, 5.29 - 5.38%, 4/23/11 ..           6,982,500         6,937,184
   DirecTV Holdings LLC, Term Loan, 3.95 - 4.07%, 3/06/10 ....................           2,064,796         2,093,910
   Grapeclose Ltd. (Inmarsat),
      Term Loan B, 4.829 - 4.889%, 10/10/10 (United Kingdom) .................           2,000,000         2,011,626
      Term Loan C, 5.329 - 5.389%, 10/10/11 (United Kingdom) .................           2,000,000         2,018,000
   Insight Midwest,
      Additional Term Loan, 4.75%, 12/31/09 ..................................             992,500         1,008,284
      Term Loan A, 3.25%, 6/30/09 ............................................           5,688,748         5,700,409
      Term Loan B, 4.563%, 12/31/09 ..........................................             992,500         1,008,284
   MCC Iowa (Broadband),
      Term Loan A, 2.99 - 3.23%, 3/31/10 .....................................           4,950,000         5,002,594
      Term Loan B1, 4.17 - 4.48%, 9/12/10 ....................................           2,992,500         3,024,295
   Mediacom LLC Group, Term Loan B, 4.16 - 4.47%, 4/01/13 ....................           1,000,000         1,008,036
(c)NTL Investment Holdings, Term Loan B, 5.204%, 5/31/12 (United Kingdom) ....           8,000,000         8,085,000
   Panamsat Corp., Term Loan B, 4.66%, 8/01/11 ...............................           5,500,000         5,537,186
   Persona Communications Inc., Term Loan, 4.975%, 4/12/11 ...................           4,000,000         4,042,500
(d)UCA-HHC (Adelphia), Term Loan, 6.00%, 3/31/08 .............................             997,500           980,542
                                                                                                       -------------
                                                                                                          52,995,350
                                                                                                       -------------

   CASINOS/GAMING 1.8%
   Alliance Gaming Corp., Term Loan B, 3.538%, 8/22/09 .......................           1,360,744         1,378,175
   Boyd Gaming, Term Loan B, 3.69 - 3.92%, 5/14/11 ...........................           2,493,750         2,527,727
   Global Cash Access LLC, Term Loan, 4.71%, 3/10/10 .........................           1,950,000         1,985,344
   Greektown Casinos, Term Loan D, 5.19 - 5.34%, 12/31/05 ....................           1,824,049         1,844,570
   Isle of Capri, Term Loan B, 3.98 - 4.225%, 4/25/08 ........................             825,000           835,312
   Isle of Capri Black Hawk LLC, Term Loan C, 4.68 - 5.06%, 12/31/07 .........           3,200,284         3,243,871
   Marina District Finance Co. Inc., Term Loan B, 3.93%, 10/14/11 ............           2,750,000         2,771,197
   Scientific Games Corp., Term Loan C, 4.50%, 12/31/09 ......................           2,977,500         3,022,163
                                                                                                       -------------
                                                                                                          17,608,359
                                                                                                       -------------

   CATALOG/SPECIALTY DISTRIBUTION .2%
   Affinity Group Inc.,
      Term Loan B1, 5.975 - 6.02%, 6/23/09 ...................................             230,408           233,096
      Term Loan B2, 5.975%, 6/23/09 ..........................................             576,020           582,741
   Oriental Trading Co. Inc., Term Loan B, 4.75%, 7/29/10 ....................             950,829           965,686
                                                                                                       -------------
                                                                                                           1,781,523
                                                                                                       -------------

   CHEMICALS: MAJOR DIVERSIFIED 1.6%
   Celanese, Term Loan, 4.48 - 4.53%, 4/06/11 (Luxembourg) ...................           2,000,000         2,037,500
   Huntsman International LLC, Term Loan B, 5.188%, 12/31/10 .................           4,000,000         4,071,000
   Huntsman LLC, Term Loan B, 5.44%, 3/31/10 .................................           1,200,000         1,218,625
   Invista Canada Co., Term Loan B2, 4.75%, 4/29/11 (Canada) .................           2,447,059         2,490,519
   Invista SARL, Term Loan B1, 4.75%, 4/29/11 (Luxembourg) ...................           5,552,941         5,660,529
                                                                                                       -------------
                                                                                                          15,478,173
                                                                                                       -------------

   CHEMICALS: SPECIALTY 1.4%
   Brenntag, Term Loan B2, 4.922%, 2/27/12 ...................................           1,500,000         1,526,250
   Ineos Group Ltd., Term Loan C, 5.476 - 5.671%, 6/30/09 ....................             876,833           890,533


                                                              Annual Report | 45

FRANKLIN INVESTORS SECURITIES TRUST

--------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     PRINCIPAL AMOUNT(a)        VALUE
--------------------------------------------------------------------------------------------------------------------
(b)SENIOR FLOATING RATE INTERESTS (CONT.)
   CHEMICALS: SPECIALTY (CONT.)
   Kraton Polymers LLC, Term Loan B, 4.375 - 4.625%, 12/24/10 ................       $     950,592     $     959,306
   Nalco Co., Term Loan B, 4.42 - 4.43%, 11/04/10 ............................           3,329,426         3,391,593
   Rockwood Specialties Group Inc., Term Loan B, 4.63%, 7/30/11 ..............           5,750,000         5,815,136
   Sovereign Specialty Chemicals Inc., Term Loan B, 6.341%, 12/31/07 .........             982,500           978,816
   Westlake Chemical Corp., Term Loan B, 4.27 - 7.50%, 7/31/10 ...............             754,167           764,065
                                                                                                       -------------
                                                                                                          14,325,699
                                                                                                       -------------

   COAL .6%
   CONSOL Energy Inc., Term Loan B, 4.34%, 6/08/10 ...........................           2,000,000         2,041,876
   Foundation Coal, Term Loan B, 4.04%, 7/30/11 ..............................           3,900,000         3,948,750
                                                                                                       -------------
                                                                                                           5,990,626
                                                                                                       -------------

   COMMERCIAL PRINTING/FORMS .2%
   American Reprographics, Term Loan B, 4.84%, 6/17/09 .......................             992,500         1,010,489
   Merrill Corp., Term Loan B, 4.475 - 4.63%, 7/30/09 ........................           1,000,000         1,011,563
                                                                                                       -------------
                                                                                                           2,022,052
                                                                                                       -------------

   CONSTRUCTION MATERIALS .6%
   St. Marys Cement Inc., Term Loan B, 3.975%, 11/24/09 (Canada) .............           5,478,700         5,535,202
                                                                                                       -------------

   CONSUMER SUNDRIES .9%
   NBTY Inc., Term Loan C, 3.75%, 7/22/09 ....................................             691,248           698,540
   Rayovac Corp., Term Loan C, 4.213 - 4.56%, 10/01/09 .......................             721,546           727,650
   Scotts Co.,
      Term Loan A, 3.188 - 3.313%, 9/30/10 ...................................           2,493,750         2,499,466
      Term Loan B, 3.438%, 9/30/10 ...........................................             448,875           452,908
   United Industries Corp.,
      Second Lien Term Loan, 6.48%, 10/31/11 .................................             748,125           761,685
      Term Loan B, 4.48 - 4.63%, 4/30/11 .....................................           3,982,519         4,049,724
                                                                                                       -------------
                                                                                                           9,189,973
                                                                                                       -------------

   CONTAINERS/PACKAGING 2.0%
   ACI Operations Property Ltd., Term Loan A, 4.48%, 4/01/07 (Australia) .....           1,887,141         1,917,415
   Berry Plastics Corp., Term Loan C, 3.71%, 7/22/10 .........................             867,425           879,894
   BWAY Corp., Term Loan B, 4.188%, 7/01/11 ..................................           1,576,667         1,600,810
   Graham Packaging Co.,
   (c)First Lien Term Loan, 4.375 - 6.25%, 9/01/11 ...........................           6,608,938         6,710,141
      Second Lien Term Loan, 6.125%, 3/01/12 .................................             500,000           512,396
   Graphic Packaging International Corp., Term Loan C, 4.46 - 4.63%, 8/08/10 .           3,948,318         4,024,916
   Greif Brothers, Term Loan B, 3.88%, 8/15/09 ...............................             286,900           290,056
   Kerr Group Inc., Term Loan B, 5.48 - 7.00%, 8/11/10 .......................           3,095,217         3,128,104
   Owens-Brockway Glass Container Inc., Term Loan B, 4.64%, 4/01/08 ..........             297,619           302,889
                                                                                                       -------------
                                                                                                          19,366,621
                                                                                                       -------------

   DATA PROCESSING SERVICES .5%
   InfoUSA Inc.,
      Term Loan A, 4.17%, 3/25/08 ............................................           1,833,333         1,855,279
      Term Loan B, 6.411%, 6/04/10 ...........................................           2,992,500         3,028,320
                                                                                                       -------------
                                                                                                           4,883,599
                                                                                                       -------------


46 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

--------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     PRINCIPAL AMOUNT(a)        VALUE
--------------------------------------------------------------------------------------------------------------------
(b)SENIOR FLOATING RATE INTERESTS (CONT.)
   DRUG STORE CHAINS 1.3%
   Duane Reade Inc., Term Loan, 5.21%, 7/30/10 ...............................       $   1,000,000     $   1,012,875
   Jean Coutu Group, Term Loan B, 4.25 - 4.438%, 7/28/11 .....................           8,000,000         8,133,184
   Rite Aid Corp., Term Loan, 3.59 - 3.68%, 8/23/09 ..........................           4,000,000         4,045,000
                                                                                                       -------------
                                                                                                          13,191,059
                                                                                                       -------------

   ELECTRIC UTILITIES 2.4%
   AES Corp., Term Loan B, 4.00 - 6.00%, 4/30/08 .............................             571,431           581,073
   Calpine Corp., Second Lien Term Loan, 7.82%, 7/15/07 ......................           1,975,000         1,663,527
   Calpine Generating Co., First Priority Term Loan, 5.59%, 3/22/09 ..........           1,000,000         1,006,125
   Centerpoint Energy Inc., Term Loan B, 5.34%, 10/07/06 .....................           2,967,568         2,982,405
   Cogentrix Delaware Holdings Inc., Term Loan, 4.21%, 2/19/09 ...............           2,487,500         2,533,103
   Coleto Creek WLE LP,
      Term Loan B, 4.225%, 7/31/11 ...........................................           1,745,625         1,780,174
      Term Loan C, 5.63%, 7/31/12 ............................................           1,000,000         1,016,667
   Dynegy Holdings Inc., Term Loan B, 5.84%, 5/27/10 .........................           1,496,250         1,529,449
   Midwest Generation, Term Loan, 4.38 - 5.47%, 4/27/11 ......................           3,429,696         3,485,785
   NRG Energy, Term Loan B, 1.875 - 5.93%, 6/23/10 ...........................             576,064           594,930
   Pike Electric Inc., Term Loan B, 4.125%, 7/02/12 ..........................           1,466,845         1,494,043
   Quanta Services Inc., Term Loan B, 1.84 - 4.89%, 12/15/08 .................           2,000,000         2,020,000
   Teton Power Funding LLC, Term Loan B, 5.16%, 2/20/11 ......................           1,697,564         1,725,150
   TNP Enterprises, Term Loan, 6.983%, 12/31/06 ..............................             987,500         1,006,016
                                                                                                       -------------
                                                                                                          23,418,447
                                                                                                       -------------

   ELECTRICAL PRODUCTS .2%
   Enersys Capital Inc., Term Loan D, 3.62 - 3.921%, 3/17/11 .................           1,995,000         2,008,346
                                                                                                       -------------

   ELECTRONICS/APPLIANCES .7%
(c)Alliance Laundry Systems LLC, Term Loan, 5.025%, 7/31/09 ..................           1,250,000         1,261,719
   Directed Electronics Inc., Term Loan, 6.14 - 6.38%, 6/15/10 ...............           1,995,000         2,011,209
   Juno Lighting Inc., First Lien Term Loan, 4.34 - 6.25%, 10/21/10 ..........           3,551,515         3,602,568
                                                                                                       -------------
                                                                                                           6,875,496
                                                                                                       -------------

   ENGINEERING & CONSTRUCTION .5%
   Brand Services Inc., Term Loan B, 5.09 - 5.21%, 10/16/09 ..................             791,359           798,283
   URS Corp., Term Loan B, 3.941%, 8/22/08 ...................................             700,565           704,725
   Washington Group, Synthetic Term Loan, 1.86%, 10/01/07 ....................           3,000,000         3,003,900
                                                                                                       -------------
                                                                                                           4,506,908
                                                                                                       -------------

   ENVIRONMENTAL SERVICES 1.7%
   Allied Waste North America Inc.,
      L/C Term Loan, 4.119%, 1/15/10 .........................................           1,449,643         1,466,631
      Term Loan B, 4.42 - 4.63%, 1/15/10 .....................................           1,249,066         1,263,477
      Term Loan C, 4.63 - 4.67%, 1/15/10 .....................................           2,459,878         2,486,398
   Duratek Inc., Term Loan B, 5.938 - 6.125%, 12/16/09 .......................           1,173,913         1,173,913
   EnviroSolutions Inc.,
      Delay Draw, 6.35%, 3/01/09 .............................................              46,364            46,364
      Term Loan B, 6.35%, 3/01/09 ............................................           2,135,454         2,135,454


                                                              Annual Report | 47

FRANKLIN INVESTORS SECURITIES TRUST

--------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     PRINCIPAL AMOUNT(a)        VALUE
--------------------------------------------------------------------------------------------------------------------
(b)SENIOR FLOATING RATE INTERESTS (CONT.)
   ENVIRONMENTAL SERVICES (CONT.)
   IESI Corp., Term Loan, 5.07 - 5.09%, 10/10/10 .............................       $     990,000     $   1,005,469
   Waste Connections Inc., Term Loan, 3.37 - 3.66%, 10/22/10 .................           6,930,000         7,014,463
                                                                                                       -------------
                                                                                                          16,592,169
                                                                                                       -------------

   FINANCE/RENTAL/LEASING .1%
   United Rentals (North America) Inc.,
      L/C Term Loan, 4.03 - 4.21%, 2/11/11 ...................................             166,666           168,403
      Term Loan B, 3.611%, 2/11/11 ...........................................             829,167           839,635
                                                                                                       -------------
                                                                                                           1,008,038
                                                                                                       -------------

   FOOD DISTRIBUTORS .6%
   OSI Group LLC,
      Dutch Term Loan, 4.27%, 9/02/11 ........................................           1,527,778         1,547,830
      German Term Loan, 4.27%, 9/02/11 .......................................           1,222,222         1,238,264
      U.S. Term Loan, 4.27%, 9/02/11 .........................................           2,750,000         2,788,673
                                                                                                       -------------
                                                                                                           5,574,767
                                                                                                       -------------

   FOOD: MAJOR DIVERSIFIED 1.1%
   Dole Food Co. Inc., Term Loan D, 4.00 - 4.375%, 3/28/08 ...................             164,169           167,022
   Luiginos Inc., Term Loan, 4.813 - 5.00%, 4/02/11 ..........................           1,741,250         1,757,574
   Pinnacle Foods Holding Corp., Term Loan B, 4.20 - 4.26%, 11/25/10 .........           8,466,228         8,550,891
                                                                                                       -------------
                                                                                                          10,475,487
                                                                                                       -------------

   FOOD: MEAT/FISH/DAIRY .6%
   Land O'Lakes Inc., Term Loan B, 5.71%, 10/11/08 ...........................           1,146,264         1,166,561
   Michael Foods Inc., Term Loan B, 3.84 - 4.214%, 11/21/10 ..................             992,500         1,007,078
   Pierre Foods Inc., Term Loan B, 4.30 - 4.48%, 6/29/10 .....................           3,291,750         3,320,553
                                                                                                       -------------
                                                                                                           5,494,192
                                                                                                       -------------

   FOOD: SPECIALTY/CANDY 1.1%
   Atkins Nutritionals Inc., First Lien Term Loan, 5.23%, 11/21/09 ...........             947,500           782,635
   Leiner Health Products Inc., Term Loan B, 4.89%, 6/09/11 ..................           3,990,000         4,049,850
   Meow Mix,
      First Lien Term Loan, 6.12 - 6.20%, 8/21/09 ............................             751,998           736,958
      Second Lien Term Loan, 8.84%, 8/21/09 ..................................           1,000,000           945,000
   Nellson Neutraceuticals Inc.,
      First Lien Term Loan, 4.98%, 10/04/09 ..................................           1,360,012         1,349,811
      Second Lien Term Loan, 7.48%, 4/04/10 ..................................             500,000           480,000
   Otis Spunkmeyer Inc., Term Loan B, 5.625%, 6/24/11 ........................           2,743,125         2,777,414
                                                                                                       -------------
                                                                                                          11,121,668
                                                                                                       -------------
   FOREST PRODUCTS .3%
   Roseburg Forest Products (RLC Industries), Term Loan B, 3.96%, 2/20/10 ....           2,548,929         2,564,859
                                                                                                       -------------

   HOME FURNISHINGS 2.0%
   Knoll Inc., Term Loan, 4.84%, 10/01/11 ....................................           3,000,000         3,038,400
   National Bedding Co., Term Loan B, 3.84 - 3.93%, 8/21/08 ..................           5,905,582         5,975,711
(c)Sealy Mattress Co., Term Loan C, 4.29 - 4.34%, 4/02/12 ....................           5,614,486         5,666,444
   Simmons Holdings Inc., Term Loan B, 3.875 - 4.75%, 12/02/11 ...............           3,958,519         4,003,052


48 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

--------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     PRINCIPAL AMOUNT(a)        VALUE
--------------------------------------------------------------------------------------------------------------------
(b)SENIOR FLOATING RATE INTERESTS (CONT.)
   HOME FURNISHINGS (CONT.)
   Springs Industries Inc., Term Loan B, 6.00%, 9/05/08 ......................       $     323,662     $     325,837
   Tempur World Inc., Term Loan B, 4.225%, 8/15/09 ...........................             987,500           993,981
                                                                                                       -------------
                                                                                                          20,003,425
                                                                                                       -------------


   HOME IMPROVEMENT CHAINS .4%
   Harbor Freight Tools USA Inc., Term Loan B, 4.461 - 4.639%, 7/15/10 .......           3,750,000         3,788,674
                                                                                                       -------------


   HOMEBUILDING .4%
(c)Lake Las Vegas Resort Lenders, Term Loan B, 4.516%, 11/01/09 ..............           1,000,000         1,000,000
   LandSource Communities Development LLC, Term Loan B, 4.50%, 3/31/10 .......           3,000,000         3,050,625
                                                                                                       -------------
                                                                                                           4,050,625
                                                                                                       -------------


   HOSPITAL/NURSING MANAGEMENT 2.2%
   Ardent Health Services LLC, Term Loan B, 5.75%, 8/12/11 ...................           5,000,000         5,004,690
   Beverly Enterprises Inc., Term Loan B, 4.43 - 4.73% 10/22/08 ..............             990,000         1,005,675
   Community Health Systems Inc., Term Loan B, 3.54%, 8/19/11 ................           3,000,000         3,012,858
   Iasis Healthcare LLC, Term Loan B, 4.225 - 4.25%, 6/22/11 .................           3,491,250         3,542,892
   MedCath Corp., Term Loan B, 5.06 - 6.50%, 7/02/11 .........................           3,192,000         3,238,884
   Triad Hospitals Inc., Term Loan B, 4.21%, 9/30/08 .........................             740,268           751,557
   Vanguard Health Holding Co. II LLC, Term Loan B, 4.21 - 5.31%, 9/23/11 ....           4,750,000         4,834,612
                                                                                                       -------------
                                                                                                          21,391,168
                                                                                                       -------------

   HOTEL/RESORTS/CRUISELINES .5%
   Venetian Casino Resorts, Term Loan B, 4.29%, 8/01/11 ......................           4,534,091         4,618,162
   Wyndham International Inc., Term Loan B, 6.625%, 6/30/06 ..................             853,029           855,161
                                                                                                       -------------
                                                                                                           5,473,323
                                                                                                       -------------

   HOUSEHOLD/PERSONAL CARE .5%
   Holmes Group Inc., First Lien Term Loan, 4.961- 5.12%, 11/06/10 ...........             997,500           997,500
   Prestige Brands Inc., Term Loan B, 4.86%, 6/24/11 .........................           3,731,250         3,769,339
                                                                                                       -------------
                                                                                                           4,766,839
                                                                                                       -------------

   INDUSTRIAL CONGLOMERATES 1.1%
   Invensys (BTR Dunlop),
      Bonding Facility, 4.821%, 3/05/09 ......................................           2,000,000         2,021,250
      Term Loan B, 4.611%, 9/05/09 ...........................................           1,235,723         1,253,487
   Roper Industries Inc., Term Loan, 3.59 - 4.12%, 12/19/08 ..................             962,500           965,809
   SPX Corp., Term Loan B, 3.938%, 9/30/09 ...................................           4,831,924         4,889,303
   TriMas Corp., Term Loan B, 5.50 - 5.625%, 12/06/09 ........................           2,215,271         2,237,423
                                                                                                       -------------
                                                                                                          11,367,272
                                                                                                       -------------

   INDUSTRIAL MACHINERY 1.4%
   Bucyrus International Inc., Term Loan, 3.742 - 3.944%, 7/28/10 ............             987,500         1,004,164
   Colfax Corp., Term Loan B, 4.875%, 5/30/09 ................................           1,412,708         1,419,771
   Dresser Inc.,
      Term Loan C, 4.46%, 4/10/09 ............................................           1,621,951         1,639,185
      Unsecured Term Loan, 5.19%, 3/01/10 ....................................           1,250,000         1,263,281
(c)Dresser-Rand Group Inc., Term Loan B, 4.068%, 10/26/11 ....................           2,400,000         2,438,251
   Flowserve Corp., Term Loan C, 4.563 - 4.75%, 6/30/09 ......................             472,104           479,923


                                                              Annual Report | 49

FRANKLIN INVESTORS SECURITIES TRUST

--------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     PRINCIPAL AMOUNT(a)        VALUE
--------------------------------------------------------------------------------------------------------------------
(b)SENIOR FLOATING RATE INTERESTS (CONT.)
   INDUSTRIAL MACHINERY (CONT.)
   Itron Inc., Term Loan B, 4.25%, 11/24/10 ..................................       $   1,334,088     $   1,347,706
   Rexnord Corp., Term Loan, 5.01 - 6.50%, 11/25/09 ..........................             877,778           886,556
   Sensus Metering Systems Inc., Term Loan, 4.391 - 4.421%, 12/16/10 .........           3,201,250         3,232,597
                                                                                                       -------------
                                                                                                          13,711,434
                                                                                                       -------------

   INDUSTRIAL SPECIALTIES .8%
   Ionics Inc., Term Loan B, 4.73%, 2/01/11 ..................................           6,212,345         6,291,944
   Polypore, Term Loan B, 4.21%, 11/13/11 ....................................           1,496,250         1,515,888
                                                                                                       -------------
                                                                                                           7,807,832
                                                                                                       -------------

   INFORMATION TECHNOLOGY SERVICES 1.4%
   Relizon Co.,
   (c)Incremental Term Loan, 5.02%, 2/20/11 ..................................              92,318            92,318
      Term Loan B, 4.73%, 2/20/11 ............................................             596,953           601,057
   Transfirst Holdings, Term Loan B, 5.70%, 3/31/10 ..........................           2,493,750         2,515,570
   Verifone Inc., Term Loan B, 4.63%, 6/30/11 ................................           1,296,750         1,317,012
   Worldspan, Term Loan, 5.813 - 7.50%,  6/30/07 .............................             467,901           470,387
   Xerox Corp., Term Loan, 3.73%, 9/30/08 ....................................           9,000,000         9,069,372
                                                                                                       -------------
                                                                                                          14,065,716
                                                                                                       -------------

   INSURANCE BROKERS/SERVICES .3%
   Alliant Resources Group Inc., Term Loan B, 5.475 - 5.67%, 8/31/11 .........           2,992,500         3,033,647
                                                                                                       -------------

   INVESTMENT BANKS/BROKERS .4%
   Refco Group Ltd. LLC, Term Loan B, 4.66%, 7/28/11 .........................           3,500,000         3,510,209
                                                                                                       -------------

   LIFE/HEALTH INSURANCE .6%
   Conseco Inc., Term Loan, 5.41%, 6/22/10 ...................................           5,985,000         6,110,936
                                                                                                       -------------

   MAJOR TELECOMMUNICATIONS .4%
   Alec Holdings, Term Loan B, 5.25%, 8/20/10 ................................           1,985,000         2,005,263
   Consolidated Communications Inc., Term Loan B, 4.48 - 4.725%, 10/14/11 ....             996,667         1,006,633
   Qwest Corp., Term Loan A, 6.50%, 6/30/07 ..................................           1,000,000         1,040,982
                                                                                                       -------------
                                                                                                           4,052,878
                                                                                                       -------------

   MANAGED HEALTH CARE .4%
   Multiplan Inc., Term Loan, 4.73%, 3/04/09 .................................           3,233,750         3,270,130
   Pacificare Health Systems Inc., Term Loan, 4.113 - 4.56%, 6/03/08 .........             987,500           996,552
                                                                                                       -------------
                                                                                                           4,266,682
                                                                                                       -------------

   MARINE SHIPPING .5%
   Horizon Lines LLC, Term Loan, 4.73%, 7/07/11 ..............................           1,995,000         2,031,574
   Moran Transportation Co., Term Loan B, 4.475%, 8/08/09 ....................           1,982,462         2,003,526
(c)U.S. Shipping Partners LP, Term Loan, 3.87%, 4/25/09 ......................             769,231           777,885
                                                                                                       -------------
                                                                                                           4,812,985
                                                                                                       -------------

   MEDIA CONGLOMERATES .1%
   Canwest Media Inc., Term Loan E, 4.065%, 5/15/09 (Canada) .................           1,129,570         1,143,147
                                                                                                       -------------


50 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

--------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     PRINCIPAL AMOUNT(a)        VALUE
--------------------------------------------------------------------------------------------------------------------
(b)SENIOR FLOATING RATE INTERESTS (CONT.)
   MEDICAL DISTRIBUTORS .3%
   VWR International Inc., Term Loan B, 4.58%, 4/07/11 .......................       $   3,203,667     $   3,259,731
                                                                                                       -------------

   MEDICAL SPECIALTIES .3%
   Advanced Medical Optics, Term Loan B, 4.09 - 4.281%, 6/26/09 ..............           1,226,925         1,245,713
   Kinetic Concepts Inc., Term Loan B, 3.98%, 8/11/10 ........................           1,148,750         1,164,327
   PerkinElmer, Term Loan B, 3.94%, 12/26/08 .................................             538,333           544,558
                                                                                                       -------------
                                                                                                           2,954,598
                                                                                                       -------------

   MEDICAL/NURSING SERVICES 1.8%
   Alliance Imaging, Term Loan C, 4.25 - 4.50%, 11/30/08 .....................             876,712           874,384
   Davita Inc.,
      Term Loan B, 3.74 - 4.17%, 6/30/10 .....................................           2,964,939         3,005,939
      Term Loan C, 3.50 - 3.71%, 6/30/10 .....................................           3,000,000         3,031,407
   Insight Health Services, Term Loan B, 5.475%, 10/17/08 ....................           2,377,855         2,397,175
   MedQuest Inc., Term Loan B, 5.73%, 7/31/09 ................................             987,500           994,906
   Sheridan Healthcare, Term Loan B, 4.44 - 6.50%, 3/31/10 ...................             975,000           984,243
   Team Health Inc., Term Loan B, 5.23%, 3/23/11 .............................           2,688,389         2,713,592
   US Oncology Inc., Term Loan B, 4.688 - 4.875%, 8/20/11 ....................           3,990,000         4,029,900
                                                                                                       -------------
                                                                                                          18,031,546
                                                                                                       -------------

   MISCELLANEOUS COMMERCIAL SERVICES 2.5%
   Buhrmann, Term Loan C1, 4.32%, 12/02/10 ...................................           6,967,538         7,051,775
(c)CCC Information Services Inc., Term Loan B, 4.96%, 8/15/10 ................           3,064,070         3,087,051
   Corrections Corp. (Prison Realty), Term Loan D, 3.96 - 4.36%, 3/31/08 .....             984,773         1,002,006
   DS Waters Enterprises LP, Term Loan, 6.37 - 6.67%, 11/07/09 ...............           4,938,978         4,810,564
   Global Imaging Systems, Term Loan B, 3.68 - 3.98%, 5/15/10 ................           1,768,069         1,790,170
(c)JohnsonDiversey Inc., Term Loan B, 4.425%, 5/03/08 ........................           2,000,000         2,035,500
   Language Lines Inc., Term Loan B, 6.16%, 6/11/11 ..........................           1,726,974         1,748,250
   Mitchell International Inc., Term Loan B, 4.98%, 7/30/11 ..................           1,955,000         1,977,606
   US Investigations Services Inc., Term Loan C, 5.41%, 1/10/09 ..............           1,313,213         1,323,062
                                                                                                       -------------
                                                                                                          24,825,984
                                                                                                       -------------

   MISCELLANEOUS MANUFACTURING .5%
   Day International Group Inc., Term Loan D, 5.46 - 5.48%, 1/01/10 ..........             883,838           892,124
   Mueller Group, Term Loan, 4.54 - 4.88%, 4/14/11 ...........................           3,779,817         3,810,527
   Norcross Safety Products, Term Loan, 4.92%, 3/20/09 .......................             754,231           760,124
                                                                                                       -------------
                                                                                                           5,462,775
                                                                                                       -------------

   MOVIES/ENTERTAINMENT 6.0%
   24 Hour Fitness Inc., Term Loan, 5.375%, 7/01/09 ..........................             992,500         1,002,584
   Brooklyn Basketball LLC (New Jersey), Term Loan B, 5.438%, 8/16/08 ........           3,000,000         3,000,000
   Carmike Cinemas Inc., Term Loan, 5.225%, 2/02/09 ..........................           1,786,500         1,849,028
   CH Operating LLC, Term Loan B, 6.50 - 6.563%, 6/21/07 .....................             431,034           432,112
(c)Cinemark USA Inc., Term Loan, 4.06 - 4.35%, 4/02/11 .......................             995,000         1,006,194
   Cinram International, Term Loan D, 4.80%, 9/30/09 (Canada) ................           3,940,795         3,993,996
   Hollywood Entertainment, Term Loan, 5.44 - 5.46%, 3/31/08 .................             625,000           627,734
   Houston Ltd. Partners NFL Holdings LP, Term Loan B, 2.938 - 3.25%, 7/15/11            4,875,000         4,886,651


                                                              Annual Report | 51

FRANKLIN INVESTORS SECURITIES TRUST

--------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     PRINCIPAL AMOUNT(a)        VALUE
--------------------------------------------------------------------------------------------------------------------
(b)SENIOR FLOATING RATE INTERESTS (CONT.)
   MOVIES/ENTERTAINMENT (CONT.)
   Loews Cineplex Entertainment Corp, Term Loan B, 3.94 - 4.09%, 7/30/11 .....       $   3,500,000     $   3,548,125
   Metro-Goldwyn-Mayer Studios Inc., Term Loan B, 4.48%, 4/30/11 .............           3,000,000         3,014,250
   Mets II LLC, Term Loan, 5.16%, 8/23/05 ....................................           1,000,000         1,007,500
   Minnesota Hockey Ventures Group LP (Holding Co.),Term Loan, 6.52%, 12/29/08           1,250,000         1,246,875
   Minnesota Wild Hockey Club LP (Option Co.), Term Loan, 4.77%, 12/31/08 ....           1,000,000         1,003,750
   New Jersey Devils (NJSEA), Term Loan, 4.11%, 9/30/06 ......................           1,461,806         1,464,438
   New Jersey Devils LLC, Term Loan, 5.66%, 9/30/06 ..........................           2,000,000         2,004,560
   Rainbow National Services LLC, Term Loan B, 4.50%, 3/31/12 ................           6,600,000         6,715,500
   Regal Cinemas Inc., Term Loan B, 4.225%, 11/10/10 .........................           7,718,183         7,822,379
   Six Flags Theme Parks Inc., Term Loan B, 4.19%, 6/30/09 ...................           3,349,769         3,375,940
   Warner Music, Term Loan B, 4.319 - 4.97%, 2/28/11 .........................           9,954,987        10,108,752
   Yankee Holdings, Term Loan, 4.194 - 4.29%, 6/25/07 ........................             392,857           399,241
   Yankee Nets, Term Loan, 4.24 - 4.60%, 6/25/07 .............................             857,143           871,071
                                                                                                       -------------
                                                                                                          59,380,680
                                                                                                       -------------

   OIL & GAS PIPELINES .3%
   BPL Acquisition LP, Term Loan, 3.84 - 4.01%, 5/04/10 ......................           1,496,250         1,515,888
   Magellan Midstream Holdings LP, Term Loan B, 4.65%, 6/17/08 ...............             507,766           515,382
   Vulcan Energy Corp., Term Loan B, 5.09%, 4/30/10 ..........................           1,376,000         1,395,351
                                                                                                       -------------
                                                                                                           3,426,621
                                                                                                       -------------

   OIL & GAS PRODUCTION .5%
   Belden & Blake Corp., Term Loan B, 4.48 - 6.50%, 7/07/12 ..................             997,500         1,014,333
   Pride Offshore Inc., Term Loan B, 3.61%, 7/07/11 ..........................           2,992,500         3,031,154
   Williams Production RMT Co., Term Loan C, 4.37%, 5/30/08 ..................             987,537           998,568
                                                                                                       -------------
                                                                                                           5,044,055
                                                                                                       -------------

   OIL REFINING/MARKETING 1.1%
   Getty Petroleum Marketing, Term Loan B, 5.23%, 5/18/10 ....................             983,334           999,313
   La Grange Acquisition LP, Term Loan, 4.96%, 1/08/08 .......................           2,000,000         2,033,126
   Lyondell-Citgo Refining LP, Term Loan, 4.09 - 4.37%, 5/21/07 ..............           4,987,500         5,024,906
   Tesoro Petroleum Corp.,
      L/C Term Loan, 1.87%, 4/30/07 ..........................................           2,500,000         2,512,500
      Term Loan, 7.37%, 4/15/08 ..............................................             485,000           500,156
                                                                                                       -------------
                                                                                                          11,070,001
                                                                                                       -------------

   OTHER CONSUMER SERVICES .5%
   Alderwoods Group Inc., Term Loan B1, 4.48 - 4.81%, 8/19/10 ................           1,490,206         1,506,687
   Coinstar Inc., Term Loan, 4.29%, 7/01/11 ..................................           1,995,000         2,028,666
   Veterinary Centers of America Inc., Term Loan E, 4.125%, 9/20/08 ..........             746,250           759,776
   Weight Watchers, Additional Term Loan, 3.39%, 3/31/10 .....................           1,000,000         1,007,500
                                                                                                       -------------
                                                                                                           5,302,629
                                                                                                       -------------

   OTHER CONSUMER SPECIALTIES 1.6%
   Home Interiors & Gifts Inc., Term Loan, 6.23 - 6.42%, 4/02/11 .............           1,476,563         1,425,990
   Jarden Corp., Term Loan B, 4.19 - 4.225%, 4/24/08 .........................           2,482,500         2,487,155
   Jostens Intermediate Holding Corp., Term Loan B, 2.50 - 4.54%, 10/01/11 ...           4,248,276         4,317,310
   Solo Cup Co., Term Loan B, 4.09 - 4.475%, 2/23/11 .........................           7,971,222         8,066,709
                                                                                                       -------------
                                                                                                          16,297,164
                                                                                                       -------------


52 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

--------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     PRINCIPAL AMOUNT(a)        VALUE
--------------------------------------------------------------------------------------------------------------------
(b)SENIOR FLOATING RATE INTERESTS (CONT.)
   OTHER TRANSPORTATION .6%
   Great Lakes Dredge & Dock Corp., Term Loan B, 4.46 - 5.57%, 12/19/10 ......       $   1,000,000     $   1,000,000
   Laidlaw International Inc., Term Loan B, 5.59%, 6/17/09 ...................           2,858,367         2,906,156
   Pacer International Inc., Term Loan B, 4.063 - 4.438%, 6/06/10 ............             615,686           624,537
   TransCore Holdings Inc.,
      Term Loan B, 5.21 - 6.50%, 12/03/07 ....................................             939,984           941,159
      Term Loan C, 5.21%, 12/03/07 ...........................................             990,000           991,238
                                                                                                       -------------
                                                                                                           6,463,090
                                                                                                       -------------

   PERSONNEL SERVICES .1%
   Allied Security Holdings LLC, Term Loan B, 6.23%, 8/02/10 .................           1,000,000         1,012,500
                                                                                                       -------------

   PUBLISHING: BOOKS/MAGAZINES 2.9%
   American Media Inc., Term Loan C, 4.75 - 4.813%, 4/01/07 ..................             896,326           910,331
   CBD Media LLC, Term Loan D, 4.29%, 12/31/09 ...............................             812,500           812,500
   Dex Media East LLC, Term Loan B, 3.75 - 3.96%, 5/08/08 ....................             712,110           722,495
   Dex Media West LLC, Term Loan B, 3.93 - 4.21%, 3/09/10 ....................           6,323,531         6,422,336
   F&W Publications Inc., Term Loan B, 5.45%, 12/31/09 .......................             976,316           987,605
   Primedia Inc., Term Loan B, 4.75%, 6/30/09 ................................           1,606,368         1,555,366
   Reader's Digest Association, Term Loan B, 3.57%, 5/20/08 ..................             330,679           335,174
   R.H. Donnelley Inc., Term Loan B, 4.05 - 4.31%, 6/30/11 ...................           8,229,375         8,358,815
   Transwestern Publishing Co., Term Loan B, 3.938 - 5.75%, 2/25/11 ..........           7,287,138         7,380,508
   Weekly Reader, Second Lien Term Loan, 6.761%, 3/23/09 .....................           1,000,000           998,125
                                                                                                       -------------
                                                                                                          28,483,255
                                                                                                       -------------

   PUBLISHING: NEWSPAPERS 1.1%
   Freedom Communications, Term Loan B, 3.75 - 3.79%, 5/17/09 ................           2,500,000         2,541,875
   Herald Media, Term Loan B, 4.45%, 7/30/11 .................................           1,870,313         1,896,030
   Journal Register, Term Loan B, 3.42 - 3.76%, 8/13/12 ......................           6,000,000         6,030,000
   MediaNews Group Inc., Term Loan C, 3.37 - 5.25%, 12/30/10 .................             924,955           930,541
                                                                                                       -------------
                                                                                                          11,398,446
                                                                                                       -------------

   PULP & PAPER 2.5%
(c)Boise Cascade LLC, Term Loan B, 4.25%, 10/01/11 ...........................           4,164,383         4,240,513
(c)Boise Land and Timber Corp., Term Loan C, 4.25%, 10/01/10 .................           3,835,616         3,870,548
   Intertape Polymer Group, Term Loan B, 4.138%, 8/01/11 .....................           5,800,000         5,905,125
   Koch Cellulose LLC,
      L/C Term Loan, 3.84%,  5/03/11 .........................................             643,132           653,382
      Term Loan B, 4.22%, 5/03/11 ............................................           2,563,261         2,604,114
   MDCP Acquisitions I (Jefferson Smurfit),
      Term Loan B, 4.795%, 9/12/10 (Irish Republic) ..........................           1,000,000         1,003,080
      Term Loan C, 5.295%, 9/12/11 (Irish Republic) ..........................           1,000,000         1,003,540
(c)Smurfit-Stone Container Canada Inc., Term Loan C, 5.75%, 10/28/11 (Canada)            1,181,102         1,181,102
(c)Smurfit-Stone Container Enterprises,
      L/C Term Loan, 1.916%, 10/28/10 ........................................             480,315           480,315
      Term Loan B, 5.75%, 10/28/11 ...........................................           3,838,583         3,906,959
                                                                                                       -------------
                                                                                                          24,848,678
                                                                                                       -------------


                                                              Annual Report | 53

FRANKLIN INVESTORS SECURITIES TRUST

--------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     PRINCIPAL AMOUNT(a)        VALUE
--------------------------------------------------------------------------------------------------------------------
(b)SENIOR FLOATING RATE INTERESTS (CONT.)
   RAILROADS .2%
   Kansas City Southern Railway, Term Loan B, 3.90 - 4.13%, 3/30/08 ..........       $   1,990,000     $   2,014,875
                                                                                                       -------------

   REAL ESTATE INVESTMENT TRUSTS .7%
   Crescent Real Estate Funding XII,
      Term Loan, 4.09 - 4.12%, 1/12/06 .......................................           4,294,834         4,335,098
      Term Loan B, 4.09 - 4.12%, 3/05/06 .....................................           1,007,115         1,016,557
   Newkirk Master LP, Term Loan, 6.079 - 6.475%, 11/24/06 ....................           1,688,068         1,703,894
                                                                                                       -------------
                                                                                                           7,055,549
                                                                                                       -------------

   RECREATIONAL PRODUCTS 1.7%
   Amscan Holdings Inc., Term Loan B, 4.591 - 6.25%, 4/30/12 .................           2,992,500         3,029,906
   BRP Holdings LP, Term Loan, 4.46%, 12/18/10 ...............................           5,980,000         6,080,912
   PlayPower Inc., Term Loan, 6.37 - 6.48%, 2/07/10 ..........................             925,000           931,938
   Pure Fishing Inc., Term Loan B, 4.85 - 5.06%, 9/12/11 .....................           3,982,494         4,041,315
   True Temper Sports Inc., Term Loan, 4.21 - 6.25%, 3/15/11 .................           2,937,955         2,864,976
                                                                                                       -------------
                                                                                                          16,949,047
                                                                                                       -------------

   RESTAURANTS .7%
   CKE Restaurants Inc., Term Loan, 4.875%, 4/30/09 ..........................           1,344,339         1,372,907
   Denny's Inc., Term Loan B, 4.16%, 9/27/09 .................................           1,000,000         1,022,188
   Dominos Inc., Term Loan, 4.25%, 6/25/10 ...................................           3,334,408         3,402,140
   Jack In The Box Inc., Term Loan B, 4.02 - 4.51%, 12/19/10 .................             992,500         1,006,767
                                                                                                       -------------
                                                                                                           6,804,002
                                                                                                       -------------

   SEMICONDUCTORS .1%
   Fairchild Semiconductor Corp., Term Loan, 4.188%, 6/19/08 .................             987,500         1,000,770
                                                                                                       -------------

   SERVICES TO THE HEALTH INDUSTRY .4%
   Accredo Health, Term Loan B, 3.71%, 8/02/11 ...............................           2,194,500         2,210,959
   Quintiles Transnational Corp., Term Loan B, 6.23%, 9/25/09 ................             990,000         1,002,994
   Sterigenics International Inc., Term Loan B, 4.86%, 6/08/11 ...............             498,750           504,984
                                                                                                       -------------
                                                                                                           3,718,937
                                                                                                       -------------

   SPECIALTY STORES .5%
   Pantry Inc., Term Loan, 4.21%, 3/12/11 ....................................           3,955,659         4,016,758
   Petco Animal Supplies Inc., Term Loan D, 4.46%, 10/02/08 ..................             987,456         1,002,885
                                                                                                       -------------
                                                                                                           5,019,643
                                                                                                       -------------

   SPECIALTY TELECOMMUNICATIONS .4%
   D&E Communications Inc., Term Loan B, 4.50 - 6.50%, 12/31/11 ..............           1,687,160         1,711,941
   GCI Holdings Inc., Term Loan, 4.27%, 10/31/07 .............................           1,405,142         1,420,598
   Valor Telecom, First Lien Term Loan, 4.29 - 4.37%, 6/30/07 ................             824,638           824,638
                                                                                                       -------------
                                                                                                           3,957,177
                                                                                                       -------------


54 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

--------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     PRINCIPAL AMOUNT(a)        VALUE
--------------------------------------------------------------------------------------------------------------------
(b)SENIOR FLOATING RATE INTERESTS (CONT.)
   STEEL .1%
(c)International Mill Services Inc., First Lien Term Loan, 4.75%, 10/25/10 ...       $   1,050,000     $   1,063,125
                                                                                                       -------------

   TOBACCO
   Commonwealth Brands Inc., Term Loan, 6.00%, 8/22/07 .......................             387,417           392,744
                                                                                                       -------------

   TOOLS/HARDWARE .2%
   Ames True Temper, Term Loan, 4.59 - 4.74%, 6/28/11 ........................           1,645,875         1,667,819
                                                                                                       -------------

   TRUCKING .2%
   Comcar Industries, Term Loan B, 6.91 - 8.75%, 12/31/09 ....................             992,500           986,783
   Flexi-Van Leasing Inc., Term Loan B, 3.98 - 4.07%, 9/20/07 ................             373,244           375,110
   Kenan Advantage, Term Loan, 5.475%, 6/30/10 ...............................             997,500         1,008,722
                                                                                                       -------------
                                                                                                           2,370,615
                                                                                                       -------------

   WHOLESALE DISTRIBUTORS .3%
   Interline Brands, Term Loan B, 5.46 - 5.475%, 11/30/09 ....................             937,500           948,633
   National Waterworks Inc., Term Loan B, 4.34%, 11/22/09 ....................             933,674           944,567
   Nebraska Book Co., Term Loan C, 4.67%, 3/04/11 ............................             995,000         1,003,079
                                                                                                       -------------
                                                                                                           2,896,279
                                                                                                       -------------

   WIRELESS COMMUNICATIONS 1.9%
   AAT Communications Corp., Term Loan B, 4.46 - 4.64%, 12/31/11 .............           5,000,000         5,068,750
   American Tower Corp., Term Loan B, 4.28 - 4.48%, 8/31/11 ..................           1,995,000         2,024,458
   Dobson Cellular Systems Inc., Term Loan, 5.36 - 5.41%, 3/31/10 ............           1,407,611         1,404,005
   Nextel Finance (Nextel Communications Inc.), Term Loan E, 4.188%, 12/15/10              992,500           996,512
   Nextel Partners Inc., Term Loan C, 4.313%, 5/31/11 ........................           6,250,000         6,356,119
   SBA Communications Corp., Term Loan, 5.37 - 5.62%, 10/31/08 ...............           2,573,894         2,600,439
   SpectraSite Communications Inc., Term Loan C, 3.87%, 2/22/07 ..............             476,799           478,154
                                                                                                       -------------
                                                                                                          18,928,437
                                                                                                       -------------
   TOTAL SENIOR FLOATING RATE INTERESTS (COST $818,479,646) ..................                           824,392,854
                                                                                                       -------------
   TOTAL LONG TERM INVESTMENTS (COST $824,507,068) ...........................                           830,642,854
                                                                                                       -------------


                                                              Annual Report | 55

FRANKLIN INVESTORS SECURITIES TRUST

--------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLOATING RATE DAILY ACCESS FUND                                           SHARES               VALUE
--------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENT (COST $174,445,794) 17.6%
   MONEY FUND
(e)Franklin Institutional Fiduciary Trust Money Market Portfolio .............         174,445,794     $ 174,445,794
                                                                                                       -------------
   TOTAL INVESTMENTS (COST $998,952,862) 101.3%...............................                         1,005,088,648
   OTHER ASSETS, LESS LIABILITIES (1.3)%......................................                           (12,842,752)
                                                                                                       -------------
   NET ASSETS 100.0%..........................................................                         $ 992,245,896
                                                                                                       =============

See glossary of terms on page 74.

(a)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)   See Note 1(g) regarding senior floating rate interests.

(c) See Note 1(c) regarding securities purchased on a when-issued, delayed delivery or to-be-announced basis.

(d)   See Note 12 regarding fund litigation.

(e) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

56 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN TOTAL RETURN FUND

                                                          ----------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
CLASS A                                                      2004           2003           2002          2001             2000
                                                          ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................  $     10.06    $     9.72     $     9.94     $   9.51         $   9.61
                                                          ----------------------------------------------------------------------
Income from investment operations:
 Net investment income .................................         .415          .403           .488(d)      .610(d),(e)      .670(d)
 Net realized and unrealized gains (losses) ............         .226          .458          (.161)        .490(e)          .020
                                                          ----------------------------------------------------------------------
Total from investment operations .......................         .641          .861           .327        1.100             .690
                                                          ----------------------------------------------------------------------
Less distributions from net investment income ..........        (.481)        (.521)         (.547)       (.670)           (.790)
                                                          ----------------------------------------------------------------------
Redemption fees ........................................           --(c)         --             --           --               --
                                                          ----------------------------------------------------------------------
Net asset value, end of year ...........................  $     10.22    $    10.06     $     9.72     $   9.94         $   9.51
                                                          ======================================================================

Total return(a) ........................................         6.63%         8.88%          3.44%       11.87%            7.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................  $   208,943    $  149,231     $   95,514     $ 68,288         $ 20,611
Ratios to average net assets:
 Expenses ..............................................         1.04%         1.02%           .97%         .99%            1.17%
 Expenses net of waiver and payments
   by affiliate ........................................          .80%          .68%           .68%         .50%             .50%
 Net investment income .................................         3.90%         3.88%          5.02%        6.21%(e)         7.14%
Portfolio turnover rate ................................       100.05%       195.15%        135.63%      181.85%          342.21%
Portfolio turnover rate excluding mortgage
 dollar rolls(b) .......................................        45.85%       110.73%         95.02%       94.04%           39.64%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   See Note 1(f) regarding mortgage dollar rolls.

(c)   Amount is less than $0.001 per share.

(d)   Based on average daily shares outstanding.

(e) Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share..............................    $(.006)
      Net realized and unrealized gains (losses) per share.........      .006
      Ratio of net investment income to average net assets.........      (.07)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                         Annual Report | See notes to financial statements. | 57

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                             -------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
CLASS B                                                         2004            2003           2002(d)
                                                             -------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $     10.05     $      9.72     $      9.71
                                                             -------------------------------------------
Income from investment operations:
 Net investment income ...................................          .366             392            .295(e)
 Net realized and unrealized gains (losses) ..............          .245             418            .087
                                                             -------------------------------------------
Total from investment operations .........................          .611             810            .382
                                                             -------------------------------------------
Less distributions from net investment income ............         (.441)          (.480)          (.372)
                                                             -------------------------------------------
Redemption fees ..........................................            --(c)           --              --
                                                             -------------------------------------------
Net asset value, end of year .............................   $     10.22     $     10.05     $      9.72
                                                             ===========================================

Total return(a) ..........................................          6.21%           8.44%           4.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $    19,387     $    13,797     $     4,084
Ratios to average net assets:
 Expenses ................................................          1.44%           1.42%           1.36%(f)
 Expenses net of waiver and payments by affiliate ........          1.20%           1.08%           1.07%(f)
 Net investment income ...................................          3.50%           3.48%           4.63%(f)
Portfolio turnover rate ..................................        100.05%         195.15%         135.63%
Portfolio turnover rate excluding mortgage dollar rolls(b)         45.85%         110.73%          95.02%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   See Note 1(f) regarding mortgage dollar rolls.

(c)   Amount is less than $0.001 per share.

(d)   For the period March 1, 2002 (effective date) to October 31, 2002.

(e)   Based on average daily shares outstanding.

(f)   Annualized.


58 |  See notes to financial statements.  |  Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                             -------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
CLASS C                                                         2004            2003            2002(d)
                                                             -------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $     10.05     $      9.71     $      9.71
                                                             -------------------------------------------
Income from investment operations:
 Net investment income ...................................          .363             392            .292(e)
 Net realized and unrealized gains (losses) ..............          .247             430            .087
                                                             -------------------------------------------
Total from investment operations .........................          .610             822            .379
                                                             -------------------------------------------
Less distributions from net investment income ............         (.440)          (.482)          (.379)
                                                             -------------------------------------------
Redemption fees ..........................................            --(c)           --              --
                                                             -------------------------------------------
Net asset value, end of year .............................   $     10.22     $     10.05     $      9.71
                                                             ===========================================

Total return(a) ..........................................          6.31%           8.47%           3.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $    22,202     $    15,807     $     4,466
Ratios to average net assets:
 Expenses ................................................          1.44%           1.42%           1.36%(f)
 Expenses net of waiver and payments by affiliate ........          1.20%           1.08%           1.07%(f)
 Net investment income ...................................          3.50%           3.48%           4.63%(f)
Portfolio turnover rate ..................................        100.05%         195.15%         135.63%
Portfolio turnover rate excluding mortgage dollar rolls(b)         45.85%         110.73%          95.02%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   See Note 1(f) regarding mortgage dollar rolls.

(c)   Amount is less than $0.001 per share.

(d)   For the period March 1, 2002 (effective date) to October 31, 2002.

(e)   Based on average daily shares outstanding.

(f)   Annualized.


                         Annual Report | See notes to financial statements. | 59

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                             ----------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
CLASS R                                                        2004            2003          2002(d)
                                                             ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $    10.05     $     9.72     $     9.66
                                                             ----------------------------------------
Income from investment operations:
 Net investment income ...................................         .376            398           .385(e)
 Net realized and unrealized gains (losses) ..............         .250            428           .104
                                                             ----------------------------------------
Total from investment operations .........................         .626            826           .489
                                                             ----------------------------------------
Less distributions from net investment income ............        (.456)         (.496)         (.429)
                                                             ----------------------------------------
Redemption fees ..........................................           --(c)          --             --
                                                             ----------------------------------------
Net asset value, end of year .............................   $    10.22     $    10.05     $     9.72
                                                             ========================================

Total return(a) ..........................................         6.37%          8.61%          5.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $    9,083     $    7,302     $    1,869
Ratios to average net assets:
 Expenses ................................................         1.29%          1.27%          1.22%(f)
 Expenses net of waiver and payments by affiliate ........         1.05%            93%           .93%(f)
 Net investment income ...................................         3.65%          3.63%          4.78%(f)
Portfolio turnover rate ..................................       100.05%        195.15%        135.63%
Portfolio turnover rate excluding mortgage dollar rolls(b)        45.85%        110.73%         95.02%

(a) Total return does not reflect or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   See Note 1(f) regarding mortgage dollar rolls.

(c)   Amount is less than $0.001 per share.

(d)   For the period January 2, 2002 (effective date) to October 31, 2002.

(e)   Based on average daily shares outstanding.

(f)   Annualized.


60 |  See notes to financial statements.  |  Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TOTAL RETURN FUND (CONTINUED)

                                                             ---------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                  2004          2003        2002         2001            2000
                                                             ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year........................   $   10.07     $    9.73   $    9.96    $    9.52       $   9.62
                                                             ---------------------------------------------------------------
Income from investment operations:
 Net investment income....................................        .426          .417        .513(d)      .630(d)(e)     .710(d)
 Net realized and unrealized gains (losses)...............        .251          .470       (.170)        .500(e)        .010
                                                             ---------------------------------------------------------------
Total from investment operations..........................        .677          .887        .343        1.130           .720
                                                             ---------------------------------------------------------------
Less distributions from net investment income.............       (.507)        (.547)      (.573)       (.690)         (.820)
                                                             ---------------------------------------------------------------
Redemption fees ..........................................          --(c)         --          --           --             --
                                                             ---------------------------------------------------------------

Net asset value, end of year..............................   $   10.24     $   10.07   $    9.73    $    9.96       $   9.52
                                                             ===============================================================

Total return(a)...........................................        7.00%         9.15%       3.61%       12.24%          7.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)...........................   $ 146,053     $ 133,432   $ 134,285    $  23,324       $ 13,173

Ratios to average net assets:

 Expenses.................................................         .79%         . 77%        .72%         .74%           .92%

 Expenses net of waiver and payments by affiliate.........         .55%          .43%        .43%         .25%           .25%

 Net investment income....................................        4.15%         4.13%       5.27%        6.50%(e)       7.53%

Portfolio turnover rate...................................      100.05%       195.15%     135.63%      181.85%        342.21%

Portfolio turnover rate excluding mortgage dollar rolls(b)       45.85%       110.73%      95.02%       94.04%         39.64%

(a)   Total return is not annualized for periods less than one year.

(b)   See Note 1(f) regarding mortgage dollar rolls.

(c)   Amount is less than $0.001 per share.

(d)   Based on average daily shares outstanding.

(e) Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share ........................   $   (.006)
      Net realized and unrealized gains (losses) per share ...        .006
      Ratio of net investment income to average net assets ...        (.07)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                         Annual Report | See notes to financial statements. | 61

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TOTAL RETURN FUND                                                 COUNTRY       PRINCIPAL AMOUNT(a)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS 28.9%
   COMMERCIAL SERVICES .1%
   Johnsondiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ..........   United States    $           200,000      $      226,000
   Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 .................   United States                200,000             218,000
                                                                                                                     --------------
                                                                                                                            444,000
                                                                                                                     --------------

   COMMUNICATIONS 1.9%
   AT&T Wireless Services Inc., senior note, 8.125%, 5/01/12 ...........   United States                400,000             488,700
   Centennial Communications Corp., senior note, 144A, 8.625%,
    2/01/14 ............................................................   United States                200,000             203,000
(c)Dobson Cellular Systems Inc., secured note, 144A, 9.875%,
    11/01/12 ...........................................................   United States                200,000             199,356
   France Telecom SA, FRN, 8.50%, 3/01/11 ..............................       France                 1,000,000           1,202,538
   Intelsat Ltd., senior note, 6.50%, 11/01/13 .........................      Bermuda                 1,000,000             858,922
   MCI Inc., senior note, 5.908%, 5/01/07 ..............................   United States                110,000             110,000
   MCI Inc., senior note, 6.688%, 5/01/09 ..............................   United States                110,000             108,762
   MCI Inc., senior note, 7.735%, 5/01/14 ..............................   United States                 95,000              91,794
   Millicom International Cellular SA, senior note, 144A, 10.00%,
    12/01/13 ............................................................    Luxembourg                 200,000             203,000
   Nextel Communications Inc., senior note, 7.375%, 8/01/15 ............   United States                300,000             334,500
   NTL Cable PLC, senior note, 144A, 8.75%, 4/15/14 ....................   United Kingdom               200,000             221,500
   PanAmSat Corp., senior note, 144A, 9.00%, 8/15/14 ...................   United States                200,000             213,000
   Qwest Communications International Inc., senior note, 144A, 7.50%,
    2/15/14 ............................................................   United States                300,000             291,000
   Sprint Capital Corp., 7.125%, 1/30/06 ...............................   United States                500,000             526,060
   Time Warner Telecom Inc., senior note, 9.25%, 2/15/14 ...............   United States                200,000             202,000
   Triton PCS Inc., senior note, 8.50%, 6/01/13 ........................   United States                200,000             184,500
   Verizon New York Inc., senior deb., A, 6.875%, 4/01/12 ..............   United States              1,000,000           1,131,129
   Verizon VA Inc., 4.625%, 3/15/13 ....................................   United States              1,000,000             988,411
                                                                                                                     --------------
                                                                                                                          7,558,172
                                                                                                                     --------------
   CONSUMER DURABLES 1.6%
   D.R. Horton Inc., senior note, 8.50%, 4/15/12 .......................   United States                300,000             339,750
   Ford Motor Co., 7.45%, 7/16/31 ......................................   United States              1,500,000           1,464,981
   General Motors Corp., senior deb., 8.25%, 7/15/23 ...................   United States              3,500,000           3,654,742
   Phelps Dodge Corp., senior note, 8.75%, 6/01/11 .....................   United States                500,000             618,816
   Simmons Co., senior sub. note, 7.875%, 1/15/14 ......................   United States                200,000             213,500
   True Temper Sports Inc., senior sub. note, 8.375%, 9/15/11 ..........   United States                100,000              91,500
                                                                                                                     --------------
                                                                                                                          6,383,289
                                                                                                                     --------------

   CONSUMER NON-DURABLES .6%
   Miller Brewing Co., 144A, 5.50%, 8/15/13 ............................   United States              1,000,000           1,051,439
   Smithfield Foods Inc., senior note, 144A, 7.00%, 8/01/11 ............   United States                100,000             107,500
   Smithfield Foods Inc., senior note, 7.75%, 5/15/13 ..................   United States                100,000             111,000
   Tyson Foods Inc., senior note, 8.25%, 10/01/11 ......................   United States              1,000,000           1,190,857
                                                                                                                     --------------
                                                                                                                          2,460,796
                                                                                                                     --------------


62 |  Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TOTAL RETURN FUND                                                 COUNTRY       PRINCIPAL AMOUNT(a)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS (CONT.)
   CONSUMER SERVICES 3.5%
(b)Adelphia Communications Corp., senior note, 10.875%, 10/01/10 .......   United States    $           100,000      $       87,750
   Advanstar Communications Inc., senior secured note, 10.75%,
    8/15/10 ............................................................   United States                300,000             336,000
   Block Financial Corp., 6.75%, 11/01/04 ..............................   United States              1,000,000           1,000,000
   Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 .................   United States                200,000             210,750
   Cablevision Systems Corp., senior note, 144A, 8.00%, 4/15/12 ........   United States                300,000             324,000
   CanWest Media Inc., senior note, B, 7.625%, 4/15/13 .................       Canada                   200,000             218,500
   Cendant Corp., senior note, 7.375%, 4/15/13 .........................   United States              1,000,000           1,166,486
   Charter Communications Holdings II, senior note, 10.25%, 9/15/10 ....   United States                300,000             313,500
   Comcast Cable, senior note, 7.125%, 6/15/13 .........................   United States              1,000,000           1,149,938
   Cox Enterprises, 144A, 4.375%, 5/01/08 ..............................   United States                500,000             496,270
   Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ...............   United States                293,000             347,937
   DIRECTV Holdings/Finance, senior note, 8.375%, 3/15/13 ..............   United States                300,000             343,500
   Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 ..............   United States                200,000             211,000
   Harrah's Operating Co. Inc., senior note, 5.50%, 7/01/10 ............   United States              1,000,000           1,044,725
   Interactive Corp., senior note, 6.75%, 11/15/05 .....................   United States              1,000,000           1,038,614
   Liberty Media Corp., 3.50%, 9/25/06 .................................   United States              1,500,000           1,502,174
   Lin Television Corp., senior sub. note, 6.50%, 5/15/13 ..............   United States                300,000             310,500
   News America Inc., 7.25%, 5/18/18 ...................................   United States              1,000,000           1,164,492
   Park Place Entertainment Corp., senior sub. note, 8.125%, 5/15/11 ...   United States                300,000             352,125
   Paxson Communications Corp., senior secured note, 144A, FRN,
    4.82%, 1/15/10 .....................................................   United States                300,000             303,375
   Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ......   United States                200,000             213,500
   Rainbow National Services LLC, senior sub. deb., 144A, 10.375%,
    9/01/14 ............................................................   United States                200,000             219,000
   Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 ...........   United States                300,000             327,750
   Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 .............   United States                300,000             320,250
   Time Warner Inc., senior note, 6.875%, 5/01/12 ......................   United States              1,000,000           1,139,171
                                                                                                                     --------------
                                                                                                                         14,141,307
                                                                                                                     --------------

   ELECTRONIC TECHNOLOGY .7%
   Goodrich Corp., senior note, 7.50%, 4/15/08 .........................   United States              1,000,000           1,120,586
   L-3 Communications Corp., senior sub. note, 6.125%, 1/15/14 .........   United States                200,000             208,000
   Raytheon Co., 4.85%, 1/15/11 ........................................   United States              1,000,000           1,037,266
   Solectron Corp., senior note, 9.625%, 2/15/09 .......................   United States                300,000             336,750
   Xerox Corp., senior note, 7.125%, 6/15/10 ...........................   United States                300,000             326,250
                                                                                                                     --------------
                                                                                                                          3,028,852
                                                                                                                     --------------

   ENERGY MINERALS 2.1%
   Amerada Hess Corp., 7.125%, 3/15/33 .................................   United States              1,000,000           1,110,444
   Gazprom International SA, 144A, 7.201%, 2/01/20 .....................       Russia                   900,000             947,250
   Kerr McGee Corp., 6.95%, 7/01/24 ....................................   United States              1,000,000           1,104,399
   LG-Caltex Oil Corp., 144A, 5.50%, 8/25/14 ...........................    South Korea               1,000,000           1,039,973
   Marathon Oil Corp., 5.375%, 6/01/07 .................................   United States              1,000,000           1,052,400
   Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 ...............   United States                300,000             330,750
   Plains Exploration & Production Co., senior note, 7.125%,
    6/15/14 ............................................................   United States                200,000             223,000


                                                              Annual Report | 63

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TOTAL RETURN FUND                                                 COUNTRY       PRINCIPAL AMOUNT(a)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS (CONT.)
   ENERGY MINERALS (CONT.)
   Ras Laffan Liquefied Natural Gas Co. Ltd., 144A, 3.437%,
    9/15/09 ............................................................       Qatar        $           732,800      $      722,032
   XTO Energy Inc., senior note, 6.25%, 4/15/13 ........................   United States                500,000             553,336
   XTO Energy Inc., 144A, 5.00%, 1/31/15 ...............................   United States              1,400,000           1,407,262
                                                                                                                     --------------
                                                                                                                          8,490,846
                                                                                                                     --------------

   FINANCE 8.3%
   AIG SunAmerica Financing VIII, senior note, 144A, FRN, 1.995%,
    11/15/04 ...........................................................   United States              3,100,000           3,099,969
   Bank of America Corp., 5.125%, 11/15/14 .............................   United States              1,000,000           1,031,984
   Bank of America Corp., senior sub. note, 5.25%, 12/01/15 ............   United States              1,000,000           1,027,933
   Capital One Bank, 5.125%, 2/15/14 ...................................   United States              1,000,000           1,006,311
   Charles Schwab, senior note, 8.05%, 3/01/10 .........................   United States                750,000             877,927
   CIT Group Inc., 5.50%, 11/30/07 .....................................   United States              1,000,000           1,059,551
   Citigroup Inc., sub. note, 5.625%, 8/27/12 ..........................   United States              1,000,000           1,079,896
   CNA Financial Corp., 6.75%, 11/15/06 ................................   United States                375,000             397,108
   CNA Financial Corp., 6.45%, 1/15/08 .................................   United States                500,000             532,803
   Credit Suisse First Boston USA, 6.50%, 1/15/12 ......................   United States              1,000,000           1,122,121
   Ford Motor Credit Co., 7.25%, 10/25/11 ..............................   United States              1,000,000           1,079,186
   Ford Motor Credit Co., 7.00%, 10/01/13 ..............................   United States              1,000,000           1,057,809
   General Electric Capital Corp., 5.45%, 1/15/13 ......................   United States              1,000,000           1,069,229
   General Motors Acceptance Corp., 6.875%, 9/15/11 ....................   United States              1,000,000           1,042,405
   Goldman Sachs Group Inc., senior note, 6.60%, 1/15/12 ...............   United States              1,450,000           1,631,421
   Hertz Corp., 4.70%, 10/02/06 ........................................   United States              2,000,000           2,033,738
   Highmark Inc., 144A, 6.80%, 8/15/13 .................................   United States              1,000,000           1,089,468
   Household Finance Corp., 6.375%, 10/15/11 ...........................   United States              2,000,000           2,233,846
   International Lease Finance Corp., 5.75%, 2/15/07 ...................   United States              1,200,000           1,268,135
   JP Morgan Chase & Co., sub. note, 5.75%, 1/02/13 ....................   United States              1,000,000           1,071,443
   Morgan Stanley, sub. note, 4.75%, 4/01/14 ...........................   United States              1,000,000             981,469
   National Rural Utility Finance, 7.25%, 3/01/12 ......................   United States                250,000             291,403
   Nationwide Mutual Insurance, 144A, 8.25%, 12/01/31 ..................   United States              1,200,000           1,463,149
   Paine Webber Group Inc., senior note, 6.55%, 4/15/08 ................   United States                150,000             164,531
   Societe Generale-New York, sub. note, 7.40%, 6/01/06 ................   United States                300,000             320,812
   Standard Chartered Bank, 144A, 8.00%, 5/30/31 .......................   United Kingdom             1,000,000           1,280,758
   Washington Mutual Bank FA, 5.65%, 8/15/14 ...........................   United States                900,000             940,835
   Washington Mutual Financial, 6.875%, 5/15/11 ........................   United States              2,155,000           2,465,171
   Wells Fargo & Co., 3.125%, 4/01/09 ..................................   United States                900,000             881,140
                                                                                                                     --------------
                                                                                                                         33,601,551
                                                                                                                     --------------

   HEALTH SERVICES .3%
   HCA Inc., 8.75%, 9/01/10 ............................................   United States                300,000             346,327
   Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ...............   United States                300,000             275,250
   United Surgical Partners International Inc., senior sub. note,10.00%,
    12/15/11 ...........................................................   United States                300,000             345,750
   Vanguard Health Holding Co. II LLC, senior sub. note, 144A, 9.00 %,
    10/01/14 ...........................................................   United States                200,000             210,000
                                                                                                                     --------------
                                                                                                                          1,177,327
                                                                                                                     --------------


64 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TOTAL RETURN FUND                                                 COUNTRY       PRINCIPAL AMOUNT(a)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS (CONT.)
   HEALTH TECHNOLOGY .2%
   Wyeth, senior notes, 6.50%, 2/01/34 .................................   United States    $         1,000,000      $    1,047,808
                                                                                                                     --------------

   INDUSTRIAL SERVICES .4%
   Allied Waste North America Inc., senior secured note, 6.50%,
    11/15/10 ...........................................................   United States                300,000             290,250
   Grant Prideco Escrow, senior note, 9.00%, 12/15/09 ..................   United States                300,000             338,250
   Hanover Equipment Trust 01, senior secured note, B, 8.75%,
    9/01/11 ............................................................   United States                200,000             222,000
   URS Corp., senior note, 11.50%, 9/15/09 .............................   United States                360,000             415,800
   Waste Management Inc., 6.50%, 11/15/08 ..............................   United States                500,000             551,903
                                                                                                                     --------------
                                                                                                                          1,818,203
                                                                                                                     --------------
   NON-ENERGY MINERALS .5%
   Glencore Funding LLC, 144A, 6.00%, 4/15/14 ..........................   United States                700,000             665,732
   Ispat Inland ULC, senior note, FRN, 8.756%, 4/01/10 .................   United States                300,000             330,750
   Weyerhaeuser Co., 6.75%, 3/15/12 ....................................   United States              1,000,000           1,133,433
                                                                                                                     --------------
                                                                                                                          2,129,915
                                                                                                                     --------------
   PROCESS INDUSTRIES 1.2%
   BCP Caylux Holding Lux SCA, senior sub. note, 144A, 9.625%,
    6/15/14 ............................................................   United States                200,000             225,000
   Boise Cascade LLC, senior sub. note, 144A, 7.125%, 10/15/14 .........   United States                100,000             104,881
   Bunge Ltd., senior note, 5.875%, 5/15/13 ............................   United States              1,000,000           1,061,820
   Crown European Holdings SA, senior secured note, 10.875%,
    3/01/13 ............................................................   United States                200,000             238,500
   Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 .................   United States                300,000             354,750
   Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13 ................   United States                300,000             328,500
   Lubrizol Corp., senior note, 5.50%, 10/01/14 ........................   United States              1,000,000           1,010,211
   Nalco Co., senior sub. note, 8.875%, 11/15/13 .......................   United States                300,000             330,375
   Rhodia SA, senior note, 10.25%, 6/01/10 .............................       France                   200,000             218,000
   RPM International Inc., 6.25%, 12/15/13 .............................   United States              1,000,000           1,056,438
                                                                                                                     --------------
                                                                                                                          4,928,475
                                                                                                                     --------------
   PRODUCER MANUFACTURING 1.8%
   Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ............   United States                300,000             343,500
   Cleveland Electric Illuminating Co., senior note, 5.65%, 12/15/13       United States              1,000,000           1,046,021
   Cooper Industries Ltd., 5.25%, 7/01/07 ..............................   United States              1,000,000           1,050,580
   Cummins Inc., senior note, 9.50%, 12/01/10 ..........................   United States                200,000             230,500
   Fimep SA, senior note, 10.50%, 2/15/13 ..............................       France                   200,000             236,500
   Hubbell Inc., 6.375%, 5/15/12 .......................................   United States              1,000,000           1,102,826
   Hutchison Whampoa International Ltd., senior note, 144A, 6.25%,
    1/24/14 ............................................................     Hong Kong                1,000,000           1,040,457
   Hutchison Whampoa International Ltd., senior note, 144A, 7.45%,
    11/24/33 ...........................................................     Hong Kong                1,000,000           1,049,733
   Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ....................   United Kingdom               300,000             315,000
   Milacron Escrow Corp., senior secured note, 144A, 11.50%,
    5/15/11 ............................................................   United States                200,000             209,000


                                                              Annual Report | 65

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TOTAL RETURN FUND                                                 COUNTRY       PRINCIPAL AMOUNT(a)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS (CONT.)
   PRODUCER MANUFACTURING (CONT.)
   THL Buildco Inc., senior sub. note, 144A, 8.50%, 9/01/14 ....           United States    $           200,000      $      213,000
   TRW Automotive Inc., senior note, 9.375%, 2/15/13 ...........           United States                284,000             328,020
                                                                                                                     --------------
                                                                                                                          7,165,137
                                                                                                                     --------------
   REAL ESTATE DEVELOPMENT .1%
   Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ..           United States                300,000             319,500
                                                                                                                     --------------

   REAL ESTATE INVESTMENT TRUSTS .8%
   Boston Properties Inc., senior note, 5.00%, 6/01/15 .........           United States              2,000,000           1,967,368
   Host Marriott LP, senior note, 9.25%, 10/01/07 ..............           United States                300,000             339,000
   Vornado Realty LP, 4.75%, 12/01/10 ..........................           United States              1,000,000           1,010,297
                                                                                                                     --------------
                                                                                                                          3,316,665
                                                                                                                     --------------
   RETAIL TRADE .9%
   Kroger Co., senior note, 7.65%, 4/15/07 .....................           United States                500,000             550,071
   Limited Brands Inc., 6.125%, 12/01/12 .......................           United States                500,000             538,532
   Limited Brands Inc., 5.25%, 11/01/14 ........................           United States              1,000,000           1,001,134
   Office Depot Inc., senior note, 6.25%, 8/15/13 ..............           United States              1,000,000           1,075,013
   Rite Aid Corp., senior secured note, 8.125%, 5/01/10 ........           United States                200,000             214,500
   Rite Aid Corp., senior note, 9.25%, 6/01/13 .................           United States                100,000             104,500
                                                                                                                     --------------
                                                                                                                          3,483,750
                                                                                                                     --------------
   TECHNOLOGY SERVICES .1%
   Markwest Energy Partners, senior note, 144A, 6.875%, 11/01/14           United States                100,000             102,500
   UGS Corp., senior sub. note, 144A, 10.00%, 6/01/12 ..........           United States                200,000             225,000
                                                                                                                     --------------
                                                                                                                            327,500
                                                                                                                     --------------
   TRANSPORTATION 1.0%
   CP Ships Ltd., senior note, 10.375%, 7/15/12 ................               Canada                   200,000             231,500
   CSX Corp., 7.45%, 5/06/07 ...................................           United States              1,000,000           1,094,938
   Delta Air Lines Inc., senior note, 6.718%, 1/02/23 ..........           United States                887,539             919,738
   Laidlaw International Inc., senior note, 10.75%, 6/15/11 ....           United States                300,000             346,500
   Union Pacific Corp., 3.625%, 6/01/10 ........................           United States              1,500,000           1,457,880
                                                                                                                     --------------
                                                                                                                          4,050,556
                                                                                                                     --------------
   UTILITIES 2.8%
   Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12 .......           United States                200,000             226,500
(c)Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10                United States                100,000              74,000
   Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13 ....           United States                200,000             146,000
   Centerpoint Energy Inc., senior note, 6.85%, 6/01/15 ........           United States              1,000,000           1,106,787
   Consumers Energy Co., 4.80%, 2/17/09 ........................           United States              1,000,000           1,034,574
   DPL Inc., senior note, 6.875%, 9/01/11 ......................           United States              1,500,000           1,642,500
   Dynegy Holdings Inc., senior secured note, 144A, 10.125%, 7/15/13       United States                300,000             351,000
   East Coast Power LLC, 6.737%, 3/31/08 .......................           United States                 49,228              50,847
   El Paso Natural Gas Co., senior note, 7.625%, 8/01/10 .......           United States                200,000             217,250
   Firstenergy Corp., senior note, 7.375%, 11/15/31 ............           United States                500,000             571,495
   Midamerican Energy Holding Co., senior note, 3.50%, 5/15/08 .           United States              1,000,000             989,669
   Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 .           United States                300,000             341,250


66 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TOTAL RETURN FUND                                                 COUNTRY       PRINCIPAL AMOUNT(a)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS (CONT.)
   UTILITIES (CONT.)
   Northeast Generation Co., senior note, 8.812%, 10/15/26 .............   United States    $           400,000      $      437,198
(c)NorthWestern Corp., senior secured note, 144A, 5.875%, 11/01/14 .....   United States                100,000             103,625
   Pacific Gas & Electric Co., first mortgage, 4.20%, 3/01/11 ..........   United States              1,600,000           1,594,205
   Pacific Gas & Electric Co., 6.05%, 3/01/34 ..........................   United States                500,000             516,754
   Texas New Mexico Power, senior note, 6.125%, 6/01/08 ................   United States              1,000,000           1,036,677
   Utilicorp United Inc., senior note, 8.27%, 11/15/21 .................   United States                300,000             288,000
   Westar Energy Inc., First Mortgage Bonds, 6.00%, 7/01/14 ............   United States                500,000             541,729
                                                                                                                     --------------
                                                                                                                         11,270,060
                                                                                                                     --------------
   TOTAL CORPORATE BONDS (COST $111,017,615)............................                                                117,143,709
                                                                                                                     --------------
   ASSET-BACKED SECURITIES 10.4%
   FINANCE
   AFC Home Equity Loan Trust, 1997-4, 2A2, Margin .24% + 1 Month
     LIBOR, Resets Monthly, FRN, 2.173%, 12/22/27 ......................   United States                796,331             797,366
   Ameriquest Mortgage Securities Inc., 2002-3, AF5, 5.47%,
    8/25/32 ............................................................   United States                400,653             400,340
   Ameriquest Mortgage Securities Inc., 2003-5, A2, 2.43%,
    7/25/33 ............................................................   United States                455,293             454,946
   Amortizing Residential Collateral Trust, 2002-BCI, M1, FRN, 2.783%,
    1/25/32 ............................................................   United States              1,250,000           1,256,589
   Chase Funding Mortgage Loan Asset-Backed Certificates, 2003-1,
    1A4, 4.119%, 2/25/29 ...............................................   United States              1,000,000           1,009,015
   Chase Funding Mortgage Loan Asset-Backed Certificates, 2003-6,
    1A4, 4.499%, 8/25/30 ...............................................   United States              3,900,000           3,929,883
   Citifinancial Mortgage Securities Inc., 2003-1, AF3, 4.001%,
    1/25/33 ............................................................   United States              2,000,000           2,009,896
   Countrywide Asset-Backed Certificates, 2003-SCI, AZ,
    2.433%, 1/25/30 ....................................................   United States              1,984,000           1,988,383
   Countrywide Asset-Backed Certificates, 2004-7, AF4, 4.774%,
    8/25/32 ............................................................   United States                917,000             920,439
   Countrywide Asset-Backed Certificates, 2004-9, AF4, 4.649%,
    10/25/32 ...........................................................   United States              2,950,000           2,953,227
   Equity One ABS Inc., 2001-3, AF3, 5.191%, 5/25/32 ...................   United States                813,587             822,281
   FNMA Grantor: Trust, 2003-T4, 2A3, 2.859%, 12/26/29 .................   United States                334,285             335,105
   Green Tree Financial Corp., 1999-2, M1, 6.80%, 12/01/30 .............   United States                400,000             130,108
   Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24 ............   United States                799,999             799,081
   Legacy Benefits Insurance Settlements LLC, 2004-1, A, 144A, 5.35%,
    2/10/39 ............................................................   United States              2,688,868           2,665,341
   Long Beach Mortgage Loan Trust, 2003-4, AV3, FRN, 2.273%,
    8/25/33 ............................................................   United States              2,779,957           2,782,903
   Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A, 5.50%,
    4/15/11 ............................................................   United States              1,345,998           1,334,210
   Morgan Stanley Capital I, 2002-NC4, A2, Margin .40% + 1 Month
    LIBOR, Resets Monthly, FRN, 2.333%, 9/25/32 ........................   United States                479,267             480,216
   Residential Asset Mortgage Products Inc., 2003-RS11, AI2, 3.047%,
    3/25/25 ............................................................   United States                230,000             229,662
   Residential Asset Securities Corp., 4.59%, 10/25/26 .................   United States                169,142             169,365
   Residential Asset Securities Corp., 7.22%, 6/25/28 ..................   United States              1,105,739           1,142,468


                                                              Annual Report | 67

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TOTAL RETURN FUND                                                 COUNTRY       PRINCIPAL AMOUNT(a)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES (CONT.)
   FINANCE (CONT.)
   Residential Asset Securities Corp., 2000-KS2, AII, Margin .25% +
    1 Month LIBOR, Resets Monthly, FRN, 2.183%, 3/25/30 ................   United States    $         2,616,964      $    2,620,392
   Residential Asset Securities Corp., 2001-KS2, AI5, 7.014%,
    6/25/31 ............................................................   United States                 40,000              42,289
   Residential Asset Securities Corp., 2002-KS2, AIIB, Margin .27% +
    1 Month LIBOR, Resets Monthly, FRN, 2.203%, 4/25/32 ................   United States                374,061             374,849
   Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%,
    4/25/32 ............................................................   United States              2,000,000           1,990,141
   Residential Funding Mortgage Securities II, 2002-HI5, A4, 4.04%,
    7/25/15 ............................................................   United States              2,000,000           2,009,618
   Residential Funding Mortgage Securities II, 2003-RS5, AI3, 2.59%,
    10/25/28 ...........................................................   United States              1,500,000           1,495,247
   Residential Funding Mortgage Securities II, 2004-HS1, AI4, 3.77%,
    1/25/22 ............................................................   United States              1,000,000             974,815
   Securitized Asset Backed Receivables, LLC, 2004-OP1, M1, Margin
    .50% + 1 Month LIBOR, Resets Monthly, FRN, 2.443%, 2/25/34 .........   United States              1,000,000             998,006
   Structured Asset Securities Corp., 2002-1A, 2A1, FRN, 2.833%,
    2/25/32 ............................................................   United States                976,848             985,721
   Wells Fargo Home Equity Trust, 2004-2, A15, 4.89%, 11/25/28 .........   United States              2,200,000           2,237,457
   Whole Auto Loan Trust, 2002-1, D, 144A, 6.00%, 4/15/09 ..............   United States              1,521,839           1,520,432
                                                                                                                     --------------
   TOTAL ASSET-BACKED SECURITIES (COST $41,934,355).....................                                                 41,859,791
                                                                                                                     --------------

   MORTGAGE-BACKED SECURITIES 27.1%
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE .7%
   FHLMC, Cap 11.435%, Margin 2.198% + CMT, Resets Annually,
    3.843%, 9/01/27 ....................................................   United States                302,410             311,246
   FHLMC, Cap 12.203%, Margin 2.443% + 3CMT, Resets Annually,
    5.933%, 3/01/25 ....................................................   United States                382,955             393,887
   FHLMC, Cap 12.59%, Margin 2.39% + CMT, Resets Annually,
    3.829%, 4/01/30 ....................................................   United States              2,103,033           2,163,016
                                                                                                                     --------------
                                                                                                                          2,868,149
                                                                                                                     --------------

   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 11.2%
   FHLMC Gold 15 Year, 4.50%, 10/01/18 - 1/01/19 .......................   United States              6,611,944           6,649,030
   FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18 .......................   United States              1,559,343           1,592,674
   FHLMC Gold 15 Year, 6.00%, 2/01/17 ..................................   United States                204,364             214,633
(c)FHLMC Gold 30 Year, 5.00%, 8/01/33 - 11/01/33 .......................   United States              5,460,106           5,455,017
   FHLMC Gold 30 Year, 5.00%, 5/01/34 ..................................   United States             10,652,646          10,636,729
   FHLMC Gold 30 Year, 5.50%, 9/01/34 ..................................   United States              7,170,661           7,314,565
   FHLMC Gold 30 Year, 6.00%, 5/01/33 - 8/01/34 ........................   United States              7,337,057           7,607,986
   FHLMC Gold 30 Year, 6.50%, 4/01/28 - 7/01/32 ........................   United States              1,579,625           1,663,487
   FHLMC Gold 30 Year, 7.00%, 4/01/26 - 7/01/32 ........................   United States              1,863,467           1,981,562
   FHLMC Gold 30 Year, 7.50%, 3/01/32 ..................................   United States                227,207             243,943
   FHLMC Gold 30 Year, 8.50%, 8/01/30 ..................................   United States                 30,399              33,210
   FHLMC Gold 30 Year, 9.00%, 1/01/22 ..................................   United States                504,413             560,924
   FHLMC Gold 30 Year, 10.00%, 10/01/30 ................................   United States              1,135,867           1,284,656
   FHLMC PC 30 Year, 8.50%, 5/01/12 ....................................   United States                102,238             107,961
                                                                                                                     --------------
                                                                                                                         45,346,377
                                                                                                                     --------------


68 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TOTAL RETURN FUND                                                 COUNTRY       PRINCIPAL AMOUNT(a)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES (CONT.)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 2.0%
   FNMA, Cap 10.324%, Margin 2.75% + 3CMT, Resets Every 3 Years,
    6.144%, 12/01/24 ...................................................   United States    $           119,931      $      125,141
   FNMA, Cap 11.328%, Margin 2.161% + CMT, 3.813%, 11/01/31.............   United States              2,107,473           2,184,485
   FNMA, Cap 11.35%, Margin 2.38% + CMT,  5.35%, 6/01/32 ...............   United States                859,267             883,606
   FNMA, Cap 11.873%, Margin 1.75% + 6 Month DR, 3.63%,
    1/01/17 ............................................................   United States                863,620             884,166
   FNMA, Cap 12.06%, Margin 2.125% + 6 Month DR, 5.11%,
    6/01/17 ............................................................   United States                198,849             204,099
   FNMA, Cap 12.185%, Margin 2.05% + CMT, Resets Annually,
    4.262%, 9/01/19 ....................................................   United States                 74,570              76,223
   FNMA, Cap 12.57%, Margin 2.23% + CMT, Resets Annually, 3.727%,
    5/01/25 ............................................................   United States                312,616             322,237
   FNMA, Cap 13.48%, Margin 1.66% + COFI, 3.47%, 3/01/33 ...............   United States              1,193,694           1,211,167
   FNMA, Cap 13.50%, Margin 1.67% + COFI, 3.479%, 6/01/33 ..............   United States                828,673             840,804
   FNMA, Cap 13.54%, Margin 1.66% + COFI, 3.566%, 12/01/27 .............   United States                781,644             794,475
   FNMA, Cap 14.625%, Margin 1.75% + CMT, 3.00%, 6/01/15 ...............   United States                212,462             217,064
   FNMA, Cap 14.744%, Margin 3.678% + 6 Month LIBOR, 8.295%,
    6/01/30 ............................................................   United States                 28,172              28,756
   FNMA, Cap 14.781%, Margin 2.06% + CMT, 3.618%, 12/01/22..............   United States                428,799             441,551
                                                                                                                     --------------
                                                                                                                          8,213,774
                                                                                                                     --------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 8.0%
   FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19 ..............................   United States              2,731,093           2,742,358
   FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18 ..............................   United States              3,424,799           3,500,838
   FNMA 15 Year, 5.50%, 1/01/14 - 11/01/17 .............................   United States              1,066,039           1,106,381
   FNMA 15 Year, 6.00%, 8/01/16 - 6/01/17 ..............................   United States              1,139,764           1,197,130
   FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16 ..............................   United States                178,314             189,263
   FNMA 30 Year, 5.50%, 12/01/16 - 5/01/34 .............................   United States             12,294,302          12,559,744
(c)FNMA 30 Year, 6.00%, 11/15/32 .......................................   United States              1,568,803           1,626,653
   FNMA 30 Year, 6.50%, 5/01/28 - 8/01/32 ..............................   United States              4,735,598           4,991,185
   FNMA 30 Year, 7.00%, 8/01/29 - 10/01/32 .............................   United States              1,498,987           1,593,752
   FNMA 30 Year, 7.50%, 1/01/30 ........................................   United States                214,511             230,269
   FNMA 30 Year, 8.00%, 12/01/30 .......................................   United States                 32,385              35,225
   FNMA 30 Year, 8.50%, 5/01/32 ........................................   United States                775,387             847,631
   FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27 .............................   United States              1,737,875           1,950,392
                                                                                                                     --------------
                                                                                                                         32,570,821
                                                                                                                     --------------


                                                              Annual Report | 69

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TOTAL RETURN FUND                                                 COUNTRY       PRINCIPAL AMOUNT(a)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES (CONT.)
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE .1%
   GNMA, Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 4.625%,
    10/20/26 - 10/20/26 ................................................   United States        $       297,226      $      301,855
   GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually,  3.375%,
    1/20/23 ............................................................   United States                126,635             128,365
                                                                                                                     --------------
                                                                                                                            430,220
                                                                                                                     --------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 5.1%
   GNMA I SF, 15 Year, 7.00%, 2/15/09 ..................................   United States                132,459             140,941
   GNMA I SF, 30 Year, 5.00%, 4/15/34 - 8/15/34 ........................   United States              5,643,601           5,672,150
   GNMA I SF, 30 Year, 5.50%, 5/15/33 - 9/15/33 ........................   United States              1,912,865           1,961,736
   GNMA I SF, 30 Year, 6.00%, 1/15/32 - 9/15/32 ........................   United States                988,698           1,030,793
   GNMA I SF, 30 Year, 6.50%, 8/15/31 - 9/15/32 ........................   United States              1,718,783           1,821,176
   GNMA I SF, 30 Year, 7.00%, 10/15/27 - 4/15/28 .......................   United States                179,202             191,654
   GNMA I SF, 30 Year, 7.50%, 5/15/05 - 11/15/26 .......................   United States              1,848,160           1,971,105
   GNMA I SF, 30 Year, 8.00%, 8/15/16 - 7/15/17 ........................   United States                370,390             407,342
   GNMA I SF, 30 Year, 9.00%, 11/15/16 - 3/15/31 .......................   United States                167,992             185,983
   GNMA II SF, 30 Year, 5.00%, 1/20/34 .................................   United States              3,269,295           3,277,660
   GNMA II SF, 30 Year, 6.00%, 5/20/31 .................................   United States                118,817             123,787
   GNMA II SF, 30 Year, 6.50%, 3/20/28 - 4/20/31 .......................   United States                 94,687             100,090
   GNMA II SF, 30 Year, 7.00%, 5/20/27 - 12/20/30 ......................   United States              1,987,767           2,117,790
   GNMA II SF, 30 Year, 7.50%, 8/20/30 - 1/20/33 .......................   United States                870,217             933,113
   GNMA II SF, 30 Year, 8.00%, 1/20/27 - 7/20/27 .......................   United States                552,930             601,169
   GNMA II SF, 30 Year, 8.25%, 9/20/17 .................................   United States                 50,370              55,153
                                                                                                                     --------------
                                                                                                                         20,591,642
                                                                                                                     --------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $108,826,711).................                                                110,020,983
                                                                                                                     --------------
   U.S. GOVERNMENT AND AGENCY SECURITIES 15.5%
   FHLB, 2.625%, 7/15/08 ...............................................   United States              5,000,000           4,889,690
   FHLMC, 2.875%, 12/15/06 .............................................   United States             10,000,000          10,014,030
   FHLMC, 3.375%, 4/15/09 ..............................................   United States              8,000,000           7,968,064
   FHLMC, 4.875%, 11/15/13 .............................................   United States              5,000,000           5,179,045
   FHLMC, 5.25%, 1/15/06 ...............................................   United States              5,000,000           5,162,950
   FHLMC, 5.50%, 7/15/06 ...............................................   United States              7,180,000           7,516,275
   FNMA, 6.625%, 10/15/07 ..............................................   United States              9,500,000          10,452,166
   FNMA, 6.625%, 11/15/30 ..............................................   United States              2,500,000           2,978,823
   U.S. Treasury Bond, 5.25%, 2/15/29 ..................................   United States              6,870,000           7,251,340
   U.S. Treasury Bond, 7.25%, 8/15/22 ..................................   United States                830,000           1,080,232
                                                                                                                     --------------
   TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $60,854,483) ......                                                 62,492,615
                                                                                                                     --------------


70 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TOTAL RETURN FUND                                                 COUNTRY       PRINCIPAL AMOUNT(a)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   FOREIGN GOVERNMENT AND AGENCY SECURITIES 8.0%
   Federation of Russia, 3.00%, 5/14/06 ................................       Russia           $        20,000       $      19,650
   Federation of Russia, Reg S, 10.00%, 6/26/07 ........................       Russia                    26,000              29,821
   Federation of Russia, Reg S, 5.00% to 3/31/07, 7.50% thereafter,
    3/31/30 ............................................................       Russia                 4,204,000           4,249,192
   Government of Hungary, 8.50%, 10/12/05 ..............................      Hungary               128,000,000 HUF         655,728
   Government of New Zealand, 7.00%, 7/15/09 ...........................    New Zealand              11,922,000 NZD       8,493,021
   Government of Thailand, 4.125%, 2/12/08 .............................      Thailand               19,000,000 THB         477,497
   Government of Thailand, 6.00%, 3/05/05 ..............................      Thailand               20,000,000 THB         494,238
   Government of Thailand, 8.00%, 12/08/06 .............................      Thailand               10,700,000 THB         290,044
   Government of Thailand, 8.50%, 10/14/05 .............................      Thailand               66,600,000 THB       1,719,336
   Government of Thailand, 8.50%, 12/08/08 .............................      Thailand               15,000,000 THB         440,005
   Indonesia Recapital Bond, 13.15%, 3/15/10 ...........................     Indonesia            9,320,000,000 IDR       1,149,484
   Indonesia Recapital Bond, 14.00%, 6/15/09 ...........................     Indonesia            2,125,000,000 IDR         266,882
   Indonesia Recapital Bond, 14.25%, 6/15/13 ...........................     Indonesia              695,000,000 IDR          90,327
   Indonesia Recapital Bond, 14.275%, 12/15/13 .........................     Indonesia           11,100,000,000 IDR       1,450,131
   Kingdom of Norway, 6.75%, 1/15/07 ...................................       Norway                 5,900,000 NOK       1,010,367
   Kingdom of Sweden, 3.50%, 4/20/06 ...................................       Sweden                 3,600,000 SEK         515,326
   Kingdom of Sweden, 5.50%, 10/08/12 ..................................       Sweden                 2,880,000 SEK         445,872
   Kingdom of Sweden, 8.00%, 8/15/07 ...................................       Sweden                 1,110,000 SEK         177,289
   Korea Treasury Bond, 4.50%, 9/03/06 .................................    South Korea           1,920,000,000 KRW       1,759,883
   Korea Treasury Bond, 4.75%, 3/12/08 .................................    South Korea           1,100,000,000 KRW       1,028,592
   New South Wales Treasury Corp., 6.50%, 5/01/06 ......................     Australia                  400,000 AUD         304,508
   Republic of Colombia, 10.00%, 1/23/12 ...............................      Colombia                   74,000              82,972
   Republic of Colombia, 10.75%, 1/15/13 ...............................      Colombia                  100,000             115,990
   Republic of Peru, 9.875%, 2/06/15 ...................................        Peru                    100,000             116,125
   Republic of Peru, FRN, 5.00%, 3/07/17 ...............................        Peru                    101,200              93,041
   Republic of Philippines, 9.00%, 2/15/13 .............................    Philippines                 500,000             505,950
   Republic of Poland, 6.00%, 5/24/09 ..................................       Poland                11,700,000 PLN       3,312,461
   Republic of Poland, 8.50%, 11/12/06 .................................       Poland                 1,150,000 PLN         348,331
   Republic of Poland, 8.50%, 5/12/07 ..................................       Poland                 2,100,000 PLN         640,661
   Republic of Ukraine, 144A, 6.875%, 3/04/11 ..........................      Ukraine                   550,000             554,812
   Republic of Ukraine, 144A, 7.65%, 6/11/13 ...........................      Ukraine                   250,000             257,882
   Republic of Ukraine, FRN, 5.361%, 8/05/09 ...........................      Ukraine                   100,000             102,965
   Republic of Vietnam, 4.00%, 3/12/16 .................................      Vietnam                   270,000             255,520
   United Mexican States, 8.125%, 12/30/19 .............................       Mexico                   329,000             386,369
   United Mexican States, 9.875%, 2/01/10 ..............................       Mexico                   650,000             806,813
                                                                                                                     --------------
   TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
    (COST $28,046,474)..................................................                                                 32,647,085
                                                                                                                     --------------
   ZERO COUPON/STEP-UP BONDS .1%
   CONSUMER SERVICES
   Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06,
    13.75% thereafter, 7/15/11 .........................................       Canada                   200,000             196,000
                                                                                                                     --------------
   PROCESS INDUSTRIES .1%
   Huntsman ICI Holdings LLC, senior disc. note, zero cpn.,
    12/31/09 ...........................................................   United States                400,000             219,000
                                                                                                                     --------------
   TOTAL ZERO COUPON/STEP-UP BONDS (COST $336,744)......................                                                    415,000
                                                                                                                     --------------


                                                              Annual Report | 71

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TOTAL RETURN FUND                                                 COUNTRY       PRINCIPAL AMOUNT(a)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(d)SENIOR FLOATING RATE INTERESTS 1.2%
   COMMERCIAL SERVICES  .1%
   DS Waters Enterprises LP, Term Loan, 6.37 - 6.67%, 11/07/09 .........   United States    $           290,250      $      282,703
                                                                                                                     --------------

   COMMUNICATIONS .2%
   Cincinnati Bell Inc., Term Loan D, 4.36 - 4.59%, 6/30/08 ............   United States                262,858             265,651
   Dobson Cellular Systems Inc., Term Loan, 5.36 - 5.41%,
    3/31/10 ............................................................   United States                297,000             296,239
   Spectrasite Communications Inc., Term Loan C, 3.87%,
    2/22/07 ............................................................   United States                309,572             310,451
                                                                                                                     --------------
                                                                                                                            872,341
                                                                                                                     --------------
   CONSUMER NON-DURABLES .2%
   Michael Foods Inc., Term Loan B, 3.84 - 4.21%, 11/21/10 .............   United States                297,750             302,123
   Southern Wine & Spirits of America Inc., Term Loan B, 4.23%,
    6/21/08 ............................................................   United States                296,973             300,917
                                                                                                                     --------------
                                                                                                                            603,040
                                                                                                                     --------------
   CONSUMER SERVICES .1%
   Cinram International, Term Loan D, 4.80%, 9/30/09 ...................       Canada                   282,200             286,010
   Scientific Games Corp., Term Loan C, 4.50%, 12/31/09 ................   United States                297,750             302,216
                                                                                                                     --------------
                                                                                                                            588,226
                                                                                                                     --------------
   ELECTRONIC TECHNOLOGY  .1%
   Ami Semiconductor Inc., Term Loan, 4.46%, 9/26/08 ...................   United States                297,000             299,112
                                                                                                                     --------------
   HEALTH SERVICES .1%
   DaVita Inc., Term Loan B, 3.74 - 4.17%, 6/30/10 .....................   United States                296,759             300,863
   Quintiles Transnational Corp., Term Loan B, 6.23%, 9/25/09 ..........   United States                297,000             300,898
                                                                                                                     --------------
                                                                                                                            601,761
                                                                                                                     --------------
   INDUSTRIAL SERVICES  .1%
   Washington Group, Synthetic Term Loan, 1.86%, 10/01/07 ..............   United States                300,000             300,390
                                                                                                                     --------------
   PROCESS INDUSTRIES .1%
   Berry Plastics, Term Loan C, 3.71%, 7/22/10 .........................   United States                260,227             263,968
   Nalco Co., Term Loan B, 4.42 - 4.43%, 11/04/10 ......................   United States                249,707             254,370
                                                                                                                     --------------
                                                                                                                            518,338
                                                                                                                     --------------
   PRODUCER MANUFACTURING .1%
   Sensus Metering Systems Inc., Term Loan, 4.39 - 4.42%,
    12/16/10 ...........................................................   United States                246,250             248,661
   Trimas Corp., Term Loan B, 5.63%, 12/06/09 ..........................   United States                297,038             300,009
                                                                                                                     --------------
                                                                                                                            548,670
                                                                                                                     --------------
   REAL ESTATE INVESTMENT TRUSTS  .1%
   Newkirk Master LP, Term Loan, 6.08 - 6.48%, 11/24/06 ................   United States                253,210             255,584
                                                                                                                     --------------


72 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN TOTAL RETURN FUND                                             COUNTRY       PRINCIPAL AMOUNT(a)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    (d)SENIOR FLOATING RATE INTERESTS (CONT.)
       TECHNOLOGY SERVICES
       Worldspan, Term Loan, 5.81 - 7.50%, 6/30/07 .....................   United States    $           140,370      $      141,116
                                                                                                                     --------------
       TOTAL SENIOR FLOATING RATE INTERESTS (COST $4,992,296)...........                                                  5,011,281
                                                                                                                     --------------
       CREDIT-LINKED STRUCTURED NOTE (COST $8,256,826) 2.0%
       FINANCE CONGLOMERATES
       Credit Suisse First Boston International, 144A, 3-Month
        LIBOR + 2.30%, FRN, 4.21%, 3/20/09 .............................   United States              8,200,000           8,287,125
                                                                                                                     --------------
                                                                                            -------------------
                                                                                                  SHARES
                                                                                            -------------------
       PREFERRED STOCKS .1%
       COMMUNICATIONS
       PTV Inc., A, pfd., 10.00% .......................................   United Kingdom                     2                  12
                                                                                                                     --------------
       HEALTH SERVICES .1%
       Fresenius Medical Care Capital Trust II, pfd., 7.875%, 2/01/08 ..      Germany                     3,000             324,000
                                                                                                                     --------------
       TOTAL PREFERRED STOCKS (COST $280,915)...........................                                                    324,012
                                                                                                                     --------------
       TOTAL LONG TERM INVESTMENTS (COST $364,546,419)..................                                                378,201,601
                                                                                                                     --------------
                                                                                            -------------------
                                                                                             PRINCIPAL AMOUNT
                                                                                            -------------------
       SHORT TERM INVESTMENTS 7.2%
       U.S. GOVERNMENT AND AGENCY SECURITIES (COST $499,660) .1%
(e),(f)U.S. Treasury Bill, 11/18/04 ....................................   United States    $           500,000             499,620
                                                                                                                     --------------
       TOTAL INVESTMENTS BEFORE MONEY FUND (COST $365,046,079)..........                                                378,701,221
                                                                                                                     --------------
                                                                                            -------------------
                                                                                                  SHARES
                                                                                            -------------------
       MONEY FUND (COST $28,843,014) 7.1%
    (g)Franklin Institutional Fiduciary Trust Money Market Portfolio ...   United States             28,843,014          28,843,014
                                                                                                                     --------------
       TOTAL INVESTMENTS (COST $393,889,093) 100.5%.....................                                                407,544,235
       OTHER ASSETS, LESS LIABILITIES (.5)%.............................                                                 (1,875,915)
                                                                                                                     --------------
       NET ASSETS 100.0%................................................                                             $  405,668,320
                                                                                                                     ==============

CURRENCY ABBREVIATIONS: | AUD - AUSTRALIAN DOLLAR | HUF - HUNGARIAN FORINT
                        | IDR - INDONESIAN RUPIAH | KRW - SOUTH KOREAN WON | NOK - NORWEGIAN KRONE | NZD - NEW ZEALAND DOLLAR | PLN - POLISH ZLOTYCH | SEK - SWEDISH KRONA
                        | THB - THAI BAHT

See glossary of terms on page 74.

(a) The principal amount is stated in U.S. dollars unless otherwise indicated.

(b) Defaulted securities. See Note 9.

(c) See Note 1(c) regarding securities purchased on a when-issued, delayed delivery or to-be-announced basis.

(d) See Note 1(g) regarding senior floating rate interests.

(e) On deposit with broker for initial margin on futures contracts. See Note
    1(d).

(f) Security is traded on a discount basis with a zero coupon.

(g) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                          ANNUAL REPORT | SEE NOTES TO FINANCIAL STATEMENTS | 73

FRANKLIN INVESTORS SECURITIES TRUST

GLOSSARY OF TERMS

3CMT     - 3 Year Constant Maturity Treasury Index
6ML      - 6 Month LIBOR
CMT      - 1 Year Constant Maturity Treasury Index
COFI     - Cost-of-Funds-Index
DIP      - Debtor-in-Possession
DR       - Discount Rate
FHLMC    - Federal Home Loan Mortgage Corporation
FNMA     - Federal National Mortgage Association
FRN      - Floating Rate Note
GNMA     - Government National Mortgage Association
L/C      - Line of Credit
LLC      - Limited Liability Corporation
LP       - Limited Partnership
PC       - Participation Sales Certificates
PLC      - Partnership Liability Corporation
SF       - Single Family
USD      - Unified/Union School District


74 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2004

                                                                         -------------------------------------------------------
                                                                            FRANKLIN
                                                                           ADJUSTABLE           FRANKLIN            FRANKLIN
                                                                         U.S. GOVERNMENT      FLOATING RATE       TOTAL RETURN
                                                                         SECURITIES FUND    DAILY ACCESS FUND         FUND
                                                                         -------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................................   $            --    $     824,507,068    $   365,046,079
  Cost - Sweep Money Fund (Note 7) ...................................                --          174,445,794         28,843,014
  Cost - Portfolio (Note 1) ..........................................       662,582,949                   --                 --
                                                                         -------------------------------------------------------
  Value - Unaffiliated issuers .......................................                --          830,642,854        378,701,221
  Value - Sweep Money Fund (Note 7) ..................................                --          174,445,794         28,843,014
  Value - Portfolio (Note 1) .........................................       626,148,198                   --                 --
 Cash ................................................................                --            7,662,252              9,636
 Receivables:
  Investment securities sold .........................................         1,339,048           12,402,720            255,410
  Capital shares sold ................................................         1,958,647            5,718,552          1,343,424
  Dividends and interest .............................................                --            3,137,648          3,856,211
  Variation margin ...................................................                --                   --             85,686
  Unrealized gain on unfunded loan commitments (Note 11) .............                --               29,383                 --
  Other assets .......................................................                --                3,529                 --
                                                                         -------------------------------------------------------
      Total assets ...................................................       629,445,893        1,034,042,732        413,094,602
                                                                         -------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................                --           33,978,076          6,018,802
  Capital shares redeemed ............................................         2,683,307            6,189,319            525,662
  Affiliates .........................................................           242,780              805,476            176,654
  Distributions to shareholders ......................................                --              668,447            662,908
  Other liabilities ..................................................            23,469              155,518             42,256
                                                                         -------------------------------------------------------
      Total liabilities ..............................................         2,949,556           41,796,836          7,426,282
                                                                         -------------------------------------------------------
        Net assets, at value .........................................   $   626,496,337    $     992,245,896    $   405,668,320
                                                                         -------------------------------------------------------
Net assets consist of:
 Undistributed net investment income (distributions in excess of
  net investment income) .............................................   $        98,337    $         (53,418)   $    (1,207,576)
 Net unrealized appreciation (depreciation) ..........................       (36,434,751)           6,159,986         13,996,855
 Accumulated net realized gain (loss) ................................       (15,299,079)            (680,645)          (874,949)
 Capital shares ......................................................       678,131,830          986,819,973        393,753,990
                                                                         -------------------------------------------------------
        Net assets, at value .........................................   $   626,496,337    $     992,245,896    $   405,668,320
                                                                         -------------------------------------------------------


                         Annual Report | See notes to financial statements. | 75

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2004

                                                                         -------------------------------------------------------
                                                                            FRANKLIN
                                                                           ADJUSTABLE           FRANKLIN            FRANKLIN
                                                                         U.S. GOVERNMENT      FLOATING RATE       TOTAL RETURN
                                                                         SECURITIES FUND    DAILY ACCESS FUND         FUND
                                                                         -------------------------------------------------------
CLASS A:
 Net assets, at value ................................................   $   577,073,055    $     615,001,512    $   208,943,160
                                                                         -------------------------------------------------------
 Shares outstanding ..................................................        63,721,491           60,740,337         20,434,910
                                                                         -------------------------------------------------------
 Net asset value per share(a) ........................................   $          9.06    $           10.13    $         10.22
                                                                         -------------------------------------------------------
 Maximum offering price per share (net asset value per share / 97.75%,
  97.75%, and 95.75%, respectively) ..................................   $          9.27    $           10.36    $         10.67
                                                                         -------------------------------------------------------
CLASS B:
 Net assets, at value ................................................                --    $      69,331,214    $    19,386,972
                                                                         -------------------------------------------------------
 Shares outstanding ..................................................                --            6,854,104          1,896,346
                                                                         -------------------------------------------------------
 Net asset value and maximum offering price per share(a) .............                --    $           10.12    $         10.22
                                                                         -------------------------------------------------------
CLASS C:
 Net assets, at value ................................................   $    49,423,282    $     270,103,531    $    22,201,832
                                                                         -------------------------------------------------------
 Shares outstanding ..................................................         5,460,365           26,674,460          2,172,573
                                                                         -------------------------------------------------------
 Net asset value and maximum offering price per share(a) .............   $          9.05    $           10.13    $         10.22
                                                                         -------------------------------------------------------
CLASS R:
 Net assets, at value ................................................                --                   --    $     9,083,347
                                                                         -------------------------------------------------------
 Shares outstanding ..................................................                --                   --            888,514
                                                                         -------------------------------------------------------
 Net asset value and maximum offering price per share(a) .............                --                   --    $         10.22
                                                                         -------------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ................................................                --    $      37,809,639    $   146,053,009
                                                                         -------------------------------------------------------
 Shares outstanding ..................................................                --            3,731,727         14,263,703
                                                                         -------------------------------------------------------
 Net asset value and maximum offering price per share(a) .............                --    $           10.13    $         10.24
                                                                         -------------------------------------------------------

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.


76 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF OPERATIONS
for the year ended October 31, 2004

                                                                         -------------------------------------------------------
                                                                            FRANKLIN
                                                                           ADJUSTABLE           FRANKLIN            FRANKLIN
                                                                         U.S. GOVERNMENT      FLOATING RATE       TOTAL RETURN
                                                                         SECURITIES FUND    DAILY ACCESS FUND          FUND
                                                                         -------------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers ...............................................   $            --    $              --    $        31,500
  Sweep Money Fund (Note 7) ..........................................                --            1,135,291            188,769
  Portfolio (Note 1) .................................................        21,701,833                   --                 --
 Interest ............................................................                --           19,904,754         16,889,763
                                                                         -------------------------------------------------------
      Total investment income ........................................        21,701,833           21,040,045         17,110,032
                                                                         -------------------------------------------------------
Expenses:
 Management fees (Note 3) ............................................                --            2,020,822          1,492,290
 Administrative fees (Note 3) ........................................           619,351            1,147,663            728,303
 Distribution fees: (Note 3)
  Class A ............................................................         1,472,382              841,582            444,786
  Class B ............................................................                --              473,813            107,425
  Class C ............................................................           199,055            1,139,492            125,287
  Class R ............................................................                --                   --             41,565
 Transfer agent fees (Note 3) ........................................           548,938              428,538            431,186
 Custodian fees (Note 4) .............................................                --               12,516             28,208
 Reports to shareholders .............................................            38,041               52,442             38,495
 Registration and filing fees ........................................            75,872              137,727             79,208
 Professional fees ...................................................            16,858               36,358             26,930
 Trustees' fees and expenses .........................................            18,859               14,462             10,612
 Other ...............................................................            37,541              137,677             42,483
                                                                         -------------------------------------------------------
      Total expenses .................................................         3,026,897            6,443,092          3,596,778
      Expense reductions (Note 4) ....................................                --               (3,861)              (744)
      Expenses waived/paid by affiliate (Note 3) .....................                --                   --           (877,916)
                                                                         -------------------------------------------------------
       Net expenses ..................................................         3,026,897            6,439,231          2,718,118
                                                                         -------------------------------------------------------
        Net investment income ........................................        18,674,936           14,600,814         14,391,914
                                                                         -------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ........................................................        (1,091,446)             922,289          5,221,799
  Financial futures contracts ........................................                --                   --            (15,528)
  Foreign currency transactions ......................................                --                   --             10,555
                                                                         -------------------------------------------------------
        Net realized gain (loss) .....................................        (1,091,446)             922,289          5,216,826
 Net change in unrealized appreciation (depreciation) on:
  Investments ........................................................        (6,317,836)           3,868,506          4,087,926
  Translation of assets and liabilities
   denominated in foreign currencies .................................                --                   --             12,000
                                                                         -------------------------------------------------------
        Net change in unrealized appreciation (depreciation) .........        (6,317,836)           3,868,506          4,099,926
                                                                         -------------------------------------------------------
Net realized and unrealized gain (loss) ..............................        (7,409,282)           4,790,795          9,316,752
                                                                         -------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ......   $    11,265,654    $      19,391,609    $    23,708,666
                                                                         =======================================================


                         Annual Report | See notes to financial statements. | 77

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended October 31, 2004 and 2003

                                                               ----------------------------------------------------------------
                                                                    FRANKLIN ADJUSTABLE                     FRANKLIN
                                                                      U.S. GOVERNMENT                    FLOATING RATE
                                                                      SECURITIES FUND                  DAILY ACCESS FUND
                                                               ----------------------------------------------------------------
                                                                   2004             2003             2004             2003
                                                               ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................   $  18,674,936    $  21,164,438    $  14,600,814    $   5,735,858
  Net realized gain (loss) from investments ................      (1,091,446)        (853,355)         922,289       (1,330,217)
  Net change in unrealized appreciation (depreciation)
   on investments ..........................................      (6,317,836)     (14,364,712)       3,868,506        6,577,026
                                                               ----------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations .....................................      11,265,654        5,946,371       19,391,609       10,982,667
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................     (17,802,046)     (21,244,713)      (9,152,394)      (2,525,421)
   Class B .................................................              --               --         (982,671)        (651,847)
   Class C .................................................        (774,553)         (58,840)      (4,056,713)      (2,245,533)
   Advisor Class ...........................................              --               --         (524,681)        (272,311)
                                                               ----------------------------------------------------------------
 Total distributions to shareholders .......................     (18,576,599)     (21,303,553)     (14,716,459)      (5,695,112)
 Capital share transactions: (Note 2)
   Class A .................................................     (67,675,358)      91,340,305      484,677,494       76,080,570
   Class B .................................................              --               --       40,298,522       10,784,619
   Class C .................................................      36,911,872       12,920,452      172,808,930       39,030,685
   Advisor Class ...........................................              --               --       30,076,623        1,506,528
                                                               ----------------------------------------------------------------
 Total capital share transactions ..........................     (30,763,486)     104,260,757      727,861,569      127,402,402
 Redemption fees ...........................................           2,215               --            8,845               --
                                                               ----------------------------------------------------------------
      Net increase (decrease) in net assets ................     (38,072,216)      88,903,575      732,545,564      132,689,957
Net assets:
 Beginning of year .........................................     664,568,553      575,664,978      259,700,332      127,010,375
                                                               ----------------------------------------------------------------
 End of year ...............................................   $ 626,496,337    $ 664,568,553    $ 992,245,896    $ 259,700,332
                                                               ================================================================
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
  End of year ..............................................   $      98,337               --    $     (53,418)   $      44,800
                                                               ================================================================


78 | See notes to financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended October 31, 2004 and 2003

                                                                                                 ------------------------------
                                                                                                   FRANKLIN TOTAL RETURN FUND
                                                                                                 ------------------------------
                                                                                                     2004             2003
                                                                                                 ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................................   $  14,391,914    $  11,534,059
  Net realized gain (loss) from investments, financial futures contracts, and foreign currency
   transactions ..............................................................................       5,216,826        3,464,280
  Net change in unrealized appreciation (depreciation) on investments, and translation
   of assets and liabilities denominated in foreign currencies ...............................       4,099,926        8,707,441
                                                                                                 ------------------------------
      Net increase (decrease) in net assets resulting from operations ........................      23,708,666       23,705,780
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................................................      (8,424,259)      (6,459,326)
   Class B ...................................................................................        (717,644)        (455,601)
   Class C ...................................................................................        (835,935)        (521,445)
   Class R ...................................................................................        (374,553)        (266,874)
   Advisor Class .............................................................................      (7,096,499)      (7,639,259)
                                                                                                 ------------------------------
 Total distributions to shareholders .........................................................     (17,448,890)     (15,342,505)
 Capital share transactions: (Note 2)
   Class A ...................................................................................      56,606,400       50,453,557
   Class B ...................................................................................       5,325,752        9,523,958
   Class C ...................................................................................       6,092,149       11,171,429
   Class R ...................................................................................       1,622,266        5,344,283
   Advisor Class .............................................................................      10,191,360       (5,505,098)
                                                                                                 ------------------------------
 Total capital share transactions ............................................................      79,837,927       70,988,129
 Redemption fees .............................................................................             588               --
                                                                                                 ------------------------------
      Net increase (decrease) in net assets ..................................................      86,098,291       79,351,404
Net assets:
 Beginning of year ...........................................................................     319,570,029      240,218,625
                                                                                                 ------------------------------
 End of year .................................................................................   $ 405,668,320    $ 319,570,029
                                                                                                 ==============================
Distributions in excess of net investment income included in net assets:
 End of year .................................................................................   $  (1,207,576)   $    (802,301)
                                                                                                 ==============================


                         Annual Report | See notes to financial statements. | 79

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of six separate series. All funds included in this report (the Funds) are diversified, except the Franklin Floating Rate Daily Access Fund. The financial statements of the remaining funds in the series are presented separately. The investment objective of the Funds included in this report is to provide a high level of current income.

The Franklin Adjustable U.S. Government Securities Fund invests substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio), which is registered under the Investment Company Act of 1940 as a diversified, open-end investment company having the same investment objective as the fund. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

On December 6, 2004, the Board of Trustees for the Trust approved a proposal to merge the Franklin Floating Rate Trust into the Franklin Floating Rate Daily Access Fund, subject to shareholder approval.

On July 15, 2004, the Board of Trustees approved a new fund for the Trust, Franklin Low Duration Total Return Fund. The effective date of the new fund is November 17, 2004.

The following summarizes the Funds' significant accounting policies.

A.  SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may value these securities by utilizing quotations from bond dealers and other financial institutions, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Trust's pricing service may utilize independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that incorporate multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis. Mortgage-backed and asset-backed securities may be valued by the pricing services using matrix pricing which considers such factors as prices of comparable quality issues, prepayment speeds, yield, maturity, coupon, and credit ratings. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.


80 | Annual Report

Franklin Investors Securities Trust

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A.  SECURITY VALUATION (CONTINUED)

The Franklin Adjustable U.S. Government Securities Fund holds Portfolio shares that are valued at its proportionate interest in the net asset value of the Portfolio. As of October 31, 2004, the Franklin Adjustable U.S. Government Securities Fund owns 100% of the Portfolio. (See Note 1 of the Portfolio's Financial Statements.)

B.  FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C.  SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Funds may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D.  FUTURES CONTRACTS

The Franklin Total Return Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund


                                                              Annual Report | 81

FRANKLIN INVESTORS SECURITIES TRUST

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D.  FUTURES CONTRACTS (CONTINUED)

depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statements of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

E.  FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F.  MORTGAGE DOLLAR ROLLS

The Franklin Total Return Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

G.  SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund invest are generally readily marketable, but may be subject to some restrictions on resale.


82 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H.  INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

I.  SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. For the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund, facility fees are recognized as income over the expected term of the loan.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

J.  ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K.  REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.


                                                              Annual Report | 83

FRANKLIN INVESTORS SECURITIES TRUST

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

l.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2.  SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

---------------------------------------------------------------------------------------------
                                   CLASS A, CLASS B,         CLASS A, CLASS B,
CLASS A & CLASS C                  CLASS C & ADVISOR CLASS   CLASS C, CLASS R & ADVISOR CLASS
---------------------------------------------------------------------------------------------
Franklin Adjustable                Franklin Floating Rate    Franklin Total Return Fund
 U.S. Government Securities Fund    Daily Access Fund

At October 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                     ----------------------------
                                         FRANKLIN ADJUSTABLE
                                           U.S. GOVERNMENT
                                           SECURITIES FUND
                                     ----------------------------
                                       SHARES          AMOUNT
                                     ----------------------------
CLASS A SHARES:
Year ended October 31, 2004
  Shares sold ....................    22,758,707    $ 207,179,389
  Shares issued in reinvestment of
   distributions .................     1,249,901       11,385,465
  Shares redeemed ................   (31,399,532)    (286,240,212)
                                     ----------------------------
  Net increase (decrease) ........    (7,390,924)   $ (67,675,358)
                                     ============================
Year ended October 31, 2003
  Shares sold ....................    63,077,072    $ 586,012,829
  Shares issued in reinvestment of
   distributions .................     1,386,405       12,860,704
  Shares redeemed ................   (54,744,443)    (507,533,228)
                                     ----------------------------
  Net increase (decrease) ........     9,719,034    $  91,340,305
                                     ============================
CLASS C SHARES:
Year ended October 31, 2004
  Shares sold ....................     5,275,469    $  48,016,840
  Shares issued in reinvestment of
   distributions .................        60,447          549,433
  Shares redeemed ................    (1,280,291)     (11,654,401)
                                     ----------------------------
  Net increase (decrease) ........     4,055,625    $  36,911,872
                                     ============================


84 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     ----------------------------
                                         FRANKLIN ADJUSTABLE
                                           U.S. GOVERNMENT
                                           SECURITIES FUND
                                     ----------------------------
                                       SHARES          AMOUNT
                                     ----------------------------
Year ended October 31, 2003(a)
  Shares sold ....................     1,538,830    $  14,153,058
  Shares issued in reinvestment of
   distributions .................         4,641           42,603
  Shares redeemed ................      (138,731)      (1,275,209)
                                     ----------------------------
  Net increase (decrease).........     1,404,740    $  12,920,452
                                     ============================

                                     --------------------------------------------------------------
                                               FRANKLIN                         FRANKLIN
                                            FLOATING RATE                     TOTAL RETURN
                                          DAILY ACCESS FUND                       FUND
                                     --------------------------------------------------------------
                                       SHARES          AMOUNT           SHARES           AMOUNT
                                     --------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2004
  Shares sold ....................    64,934,886    $ 655,520,504        9,815,551    $  99,322,096
  Shares issued in reinvestment of
   distributions .................       661,054        6,677,788          484,316        4,902,100
  Shares redeemed ................   (17,583,926)    (177,520,798)      (4,706,362)     (47,617,796)
                                     --------------------------------------------------------------
  Net increase (decrease).........    48,012,014    $ 484,677,494        5,593,505    $  56,606,400
                                     ==============================================================
Year ended October 31, 2003
  Shares sold ....................    11,293,107    $ 112,327,333        9,090,245    $  91,142,815
  Shares issued in reinvestment of
   distributions .................       182,250        1,805,799          375,199        3,761,167
  Shares redeemed ................    (3,844,752)     (38,052,562)      (4,450,839)     (44,450,425)
                                     --------------------------------------------------------------
  Net increase (decrease).........     7,630,605    $  76,080,570        5,014,605    $  50,453,557
                                     ==============================================================
CLASS B SHARES:
Year ended October 31, 2004
  Shares sold ....................     5,133,261    $  51,763,817          877,492    $   8,890,543
  Shares issued in reinvestment of
   distributions .................        61,577          621,255           52,780          534,067
  Shares redeemed ................    (1,197,975)     (12,086,550)        (406,133)      (4,098,858)
                                     --------------------------------------------------------------
  Net increase (decrease).........     3,996,863    $  40,298,522          524,139    $   5,325,752
                                     ==============================================================
Year ended October 31, 2003
  Shares sold ....................     1,612,594    $  16,010,473        1,275,083    $  12,745,195
  Shares issued in reinvestment of
   distributions .................        33,622          332,642           34,570          346,979
  Shares redeemed ................      (561,292)      (5,558,496)        (357,713)      (3,568,216)
                                     --------------------------------------------------------------
  Net increase (decrease).........     1,084,924    $  10,784,619          951,940    $   9,523,958
                                     ==============================================================
CLASS C SHARES:
Year ended October 31, 2004
  Shares sold ....................    22,327,454    $ 225,334,129        1,228,175    $  12,447,048
  Shares issued in reinvestment of
   distributions .................       283,822        2,866,260           61,783          624,999
  Shares redeemed ................    (5,488,595)     (55,391,459)        (690,231)      (6,979,898)
                                     --------------------------------------------------------------
  Net increase (decrease).........    17,122,681    $ 172,808,930          599,727    $   6,092,149
                                     ==============================================================


                                                              Annual Report | 85

FRANKLIN INVESTORS SECURITIES TRUST

2.  SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     --------------------------------------------------------------
                                               FRANKLIN                         FRANKLIN
                                            FLOATING RATE                     TOTAL RETURN
                                          DAILY ACCESS FUND                       FUND
                                     --------------------------------------------------------------
                                       SHARES          AMOUNT           SHARES           AMOUNT
                                     --------------------------------------------------------------
Year ended October 31, 2003
  Shares sold ....................     6,499,404    $  64,586,616        1,620,102    $  16,236,120
  Shares issued in reinvestment of
   distributions .................       149,098        1,475,081           40,666          407,973
  Shares redeemed ................    (2,729,909)     (27,031,012)        (547,613)      (5,472,664)
                                     --------------------------------------------------------------
  Net increase (decrease).........     3,918,593    $  39,030,685        1,113,155    $  11,171,429
                                     ==============================================================
CLASS R SHARES:
Year ended October 31, 2004
  Shares sold ....................                                         448,611    $   4,529,160
  Shares issued in reinvestment of
   distributions .................                                          33,213          336,134
  Shares redeemed ................                                        (319,628)      (3,243,028)
                                                                     ------------------------------
  Net increase (decrease).........                                         162,196    $   1,622,266
                                                                     ==============================
Year ended October 31, 2003
  Shares sold ....................                                         764,360    $   7,650,084
  Shares issued in reinvestment of
   distributions .................                                          25,794          259,062
  Shares redeemed ................                                        (256,167)      (2,564,863)
                                                                     ------------------------------
  Net increase (decrease).........                                         533,987    $   5,344,283
                                                                     ==============================
ADVISOR CLASS SHARES:
Year ended October 31, 2004
  Shares sold ....................     3,294,204    $  33,309,425        3,500,618    $  35,611,534
  Shares issued in reinvestment of
   distributions .................        29,291          296,238          197,448        2,001,267
  Shares redeemed ................      (349,272)      (3,529,040)      (2,685,323)     (27,421,441)
                                     --------------------------------------------------------------
  Net increase (decrease).........     2,974,223    $  30,076,623        1,012,743    $  10,191,360
                                     ==============================================================
Year ended October 31, 2003
  Shares sold ....................       308,837    $   3,071,582        2,093,469    $  21,000,974
  Shares issued in reinvestment of
   distributions .................         5,459           54,135          150,843        1,512,747
  Shares redeemed ................      (162,571)      (1,619,189)      (2,788,420)     (28,018,819)
                                     --------------------------------------------------------------
  Net increase (decrease).........       151,725    $   1,506,528         (544,108)   $  (5,505,098)
                                     ==============================================================

(a)   For the period July 1, 2003 (effective date) to October 31, 2003.


86 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

3.  TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

-------------------------------------------------------------------------------------------------------------
ENTITY                                                         AFFILIATION
-------------------------------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                              Investment manager
Franklin Templeton Services LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)   Transfer agent
The U.S. Government Adjustable Rate Mortgage Portfolio         The fund in which the Franklin Adjustable U.S.
                                                               Government Securities Fund invests

A.  MANAGEMENT FEES

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the fund's average daily net assets as follows:

------------------------------------------------------------------------
ANNUALIZED FEE RATE    NET ASSETS
------------------------------------------------------------------------
       .450%           First $500 million
       .350%           Over $500 million, up to and including $1 billion
       .300%           Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Total Return Fund pays an investment management fee to Advisers of ..425% of the first $500 million of the fund's average daily net assets. Fees are further reduced on net assets over $500 million.

B. ADMINISTRATIVE FEES

The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund pay an administrative fee to FT Services of .20% per year of the average daily net assets of each fund.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers of .10% of the first $5 billion of the fund's average daily net assets. Fees are further reduced on net assets over $5 billion.

FT Services agreed in advance to voluntarily waive administrative fees for the Franklin Total Return Fund, as noted in the Statements of Operations. Additionally, Advisers agreed in advance to voluntarily waive a portion of management fees, as noted in the Statements of Operations. Total expenses waived by Advisers and FT Services are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.


                                                              Annual Report | 87

FRANKLIN INVESTORS SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                                                         -------------------------------------------------------
                                                                            FRANKLIN            FRANKLIN
                                                                           ADJUSTABLE           FLOATING            FRANKLIN
                                                                         U.S. GOVERNMENT       RATE DAILY         TOTAL RETURN
                                                                         SECURITIES FUND       ACCESS FUND            FUND
                                                                         -------------------------------------------------------
Class A ..............................................................               .25%                 .25%               .25%
Class B ..............................................................                --                 1.00%               .65%
Class C ..............................................................               .65%                 .65%               .65%
Class R ..............................................................                --                   --                .50%

Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D.  SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sale of the Funds' shares for the year:

                                                                         -------------------------------------------------------
                                                                            FRANKLIN            FRANKLIN
                                                                           ADJUSTABLE           FLOATING            FRANKLIN
                                                                         U.S. GOVERNMENT       RATE DAILY         TOTAL RETURN
                                                                         SECURITIES FUND       ACCESS FUND            FUND
                                                                         -------------------------------------------------------
Sales charges received ...............................................      $   76,594          $ 139,785           $ 132,719
Contingent deferred sales charges retained ...........................      $  124,313          $ 288,476           $  48,462

E.  TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were paid to Investor Services:

                                                                         -------------------------------------------------------
                                                                            FRANKLIN            FRANKLIN
                                                                           ADJUSTABLE           FLOATING            FRANKLIN
                                                                         U.S. GOVERNMENT       RATE DAILY         TOTAL RETURN
                                                                         SECURITIES FUND       ACCESS FUND            FUND
                                                                         -------------------------------------------------------
Transfer agent fees ....................................                    $  390,174          $ 278,893           $ 298,330

At October 31, 2004, Advisers or investment companies managed by Advisers owned 22.29% of the Franklin Total Return Fund.


88 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

4.  EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2004, the custodian fees were reduced as noted in the Statements of Operations.

5.  INCOME TAXES

At October 31, 2004, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                         -------------------------------------------------------
                                                                            FRANKLIN            FRANKLIN
                                                                           ADJUSTABLE           FLOATING            FRANKLIN
                                                                         U.S. GOVERNMENT       RATE DAILY         TOTAL RETURN
                                                                         SECURITIES FUND       ACCESS FUND            FUND
                                                                         -------------------------------------------------------
Capital loss carryovers expiring in:
 2005 ................................................................   $     4,580,551    $              --    $            --
 2006 ................................................................         2,585,375                   --                 --
 2007 ................................................................         1,456,300                   --                 --
 2008 ................................................................         3,438,157                   --                 --
 2009 ................................................................         1,279,054                   --          1,361,562
 2010 ................................................................                --                   --            550,214
 2011 ................................................................           585,362              648,465                 --
 2012 ................................................................         1,038,886                   --                 --
                                                                         -------------------------------------------------------
                                                                         $    14,963,685    $         648,465    $     1,911,776
                                                                         =======================================================

On October 31, 2004, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryovers of $8,807,294, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2004 and 2003, was as follows:

                                     --------------------------------------------------------------
                                         FRANKLIN ADJUSTABLE               FRANKLIN FLOATING
                                           U.S. GOVERNMENT                     RATE DAILY
                                           SECURITIES FUND                    ACCESS FUND
                                     --------------------------------------------------------------
                                        2004            2003             2004             2003
                                     --------------------------------------------------------------
Distributions paid from ordinary
 income ..........................   $18,576,599    $  21,303,553    $  14,716,459    $   5,695,112
                                     ==============================================================

                                                    ------------------------------
                                                            FRANKLIN TOTAL
                                                             RETURN FUND
                                                    ------------------------------
                                                        2004             2003
                                                    ------------------------------
Distributions paid from ordinary income ........    $  17,448,890    $  15,342,505
                                                    ==============================


                                                              Annual Report | 89

FRANKLIN INVESTORS SECURITIES TRUST

5. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar roll transactions, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll transactions, financial futures transactions, paydown losses, and bond discounts and premiums.

At October 31, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

                                                                         -------------------------------------------------------
                                                                            FRANKLIN            FRANKLIN
                                                                           ADJUSTABLE           FLOATING            FRANKLIN
                                                                         U.S. GOVERNMENT       RATE DAILY         TOTAL RETURN
                                                                         SECURITIES FUND       ACCESS FUND            FUND
                                                                         -------------------------------------------------------
Cost of investments ..................................................   $   662,918,342    $     999,100,764    $   395,365,201
Unrealized appreciation ..............................................   $            --    $       7,038,090    $    14,657,117
Unrealized depreciation ..............................................       (36,770,144)          (1,050,206)        (2,478,083)
                                                                         -------------------------------------------------------
Net unrealized appreciation (depreciation) ...........................   $   (36,770,144)   $       5,987,884    $    12,179,034
                                                                         =======================================================
Undistributed ordinary income ........................................   $        99,559    $         730,751    $       890,347
                                                                         =======================================================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended October 31, 2004, were as follows:

                                                                         -------------------------------------------------------
                                                                            FRANKLIN            FRANKLIN
                                                                           ADJUSTABLE           FLOATING            FRANKLIN
                                                                         U.S. GOVERNMENT       RATE DAILY         TOTAL RETURN
                                                                         SECURITIES FUND       ACCESS FUND            FUND
                                                                         -------------------------------------------------------
Purchases ............................................................   $   126,925,635    $     840,340,108    $   394,676,029
Sales ................................................................   $   154,859,739    $     246,422,443    $   363,143,766

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


90 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

8. FINANCIAL FUTURES CONTRACTS

As of October 31, 2004, the Franklin Total Return Fund had the following financial futures contracts outstanding:

------------------------------------------------------------------------------------------------------------
                                                      NUMBER OF     DELIVERY      CONTRACT       UNREALIZED
  CONTRACTS TO BUY                                    CONTRACTS       DATES      FACE VALUE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Note ........................       65         12/01/04      $13,000,000      $ 39,686
U.S. Treasury 30 Year Note .......................       64         12/01/04      $ 6,400,000      $130,375
U.S. Treasury 5 Year Note ........................       30         12/01/04      $ 3,000,000      $ 36,422
U.S. Treasury 10 Year Note .......................       72         12/01/04      $ 7,200,000      $115,250

9. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund have 81.26% and 10.70%, respectively, of their portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities may be unsecured and subordinated to other creditors of the issuer.

The Franklin Total Return Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2004, the value of these securities was $87,750, representing .02% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

10. REVOLVING CREDIT FACILITY

The Franklin Floating Rate Daily Access Fund participates in a $200 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. The facility agreement ends on December 20, 2004. Interest is charged at the Federal Funds Rate plus .50%. Facility fees paid are amortized on a straight line basis over the term of the commitment. Annual commitment fees of .09% are charged on the unused portion of the facility and allocated among the participating funds based on net assets.

During the year ended October 31, 2004, the Fund did not utilize the facility.


                                                              Annual Report | 91

FRANKLIN INVESTORS SECURITIES TRUST

11. UNFUNDED LOAN COMMITMENTS

The Franklin Floating Rate Daily Access Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The fund is obligated to fund these loan commitments at the borrowers' discretion.

At October 31, 2004, unfunded commitments were as follows:

-------------------------------------------------------------------------
                                                                UNFUNDED
  BORROWER                                                     COMMITMENT
-------------------------------------------------------------------------
  EnviroSolutions Inc., Delay Draw .......................     $  818,182
  Graham Packaging Co., First Lien Term Loan .............        391,062
  Jostens Intermediate Holding Corp., Term Loan B ........        151,724
  SBA Communications Corp., Term Loan. ...................        169,231
  U.S. Shipping Partners L.P., Delay Draw ................        233,365
  Vanguard Health Holding Co. II, LLC, Delay Draw ........      1,800,000
  Venetian Casino Resorts, Delay Draw. ...................        715,909
                                                               ----------
                                                               $4,279,473
                                                               ==========

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statements of Assets and Liabilities and Statements of Operations.

12. FUND LITIGATION

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, filed an adversary proceeding in the Adelphia bankruptcy case in the U.S. Bankruptcy Court (SDNY) against more than 360 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named defendants included Franklin Advisers Inc., Franklin CLOs I-III, Franklin Floating Rate Daily Access Fund, Franklin Floating Rate Master Series, and Franklin Floating Rate Trust.

The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of intentionally fraudulent transfers.

Discovery for this case has been stayed and pending motions have not been ruled upon. Thus, it is not possible to predict its outcome at this early stage of the proceedings. However, management of the funds does not expect that the result will have a material adverse effect on the financial condition of the funds.


92 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

13. REGULATORY MATTERS

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS

A. INVESTIGATIONS

As part of various investigations by the Securities and Exchange Commission ("SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, Inc. ("NASD") relating to certain practices in the mutual fund industry, including late trading, market timing and market support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees provided documents and information in response to these requests and subpoenas. In addition, the Company has responded, and in one instance, is currently responding to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

Franklin Templeton Investments Corp. ("FTIC"), a Company subsidiary and the investment manager of Franklin Templeton's Canadian mutual funds, has been cooperating with and responding to requests for information from the Ontario Securities Commission (the "OSC") relating to the OSC's review of frequent trading practices within the Canadian mutual fund industry. On December 10, 2004, FTIC received a letter indicating that the staff of the OSC is contemplating enforcement proceedings against FTIC before the OSC. In its letter, the OSC staff expressed the view that, over the period of February 1999 to February 2003, there were certain accounts that engaged in a frequent trading market timing strategy in certain funds being managed by FTIC. The letter also gave FTIC the opportunity to respond to the issues raised in the letter and to provide the OSC staff with additional information relevant to these matters. The Company expects to enter into discussions with the OSC staff in an effort to resolve the issues raised in the OSC's review. The Company cannot predict the likelihood of whether those discussions will result in a settlement, or the terms of any such settlement.

On December 9, 2004, the staff of the NASD informed the Company that it has made a preliminary determination to recommend a disciplinary proceeding against Franklin/Templeton Distributors, Inc. ("FTDI"), alleging that FTDI violated certain NASD rules by the use of directed brokerage commissions to pay for sales and marketing support. FTDI has also received a separate letter from the NASD staff advising FTDI of the NASD staff's preliminary determination to recommend a disciplinary proceeding against FTDI alleging violation of certain NASD rules relating to FTDI's Top Producers program. The Company believes that any such charges are unwarranted.


                                                              Annual Report | 93

FRANKLIN INVESTORS SECURITIES TRUST

13. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

B. SETTLEMENTS

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc. reached an agreement with the SEC that resolved the issues resulting from the SEC's investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to the administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statement of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second


94 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

13. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

B. SETTLEMENTS (CONTINUED)

Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that FTDI reached an agreement with the California Attorney General's Office ("CAGO"), resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. The Company believes that the settlement of the CAGO matter is in the best interest of the Company and its fund shareholders. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Order").

The Company believes that the settlement of this matter is in the best interest of the Company and its fund shareholders. Under the terms of the Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Various subsidiaries of Franklin Resources, Inc., as well as certain funds managed by those subsidiaries, have also been named in multiple lawsuits filed in state courts in Illinois. Specifically, the lawsuits claim breach


                                                              Annual Report | 95

FRANKLIN INVESTORS SECURITIES TRUST

13. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or the Company. Additionally, FTIC was recently served with a class action market timing complaint in Quebec, Canada.

In addition, the Company, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of the funds' shareholders.


96 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund (separate portfolios of Franklin Investors Securities Trust, hereafter referred to as the "Funds") at October 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 15, 2004


                                                              Annual Report | 97

BOARD MEMBERS AND OFFICERS

FRANKLIN INVESTORS SECURITIES TRUST

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                       LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION           TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (83)           Trustee            Since 1986           113                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (72)               Trustee            Since 1986           142                        Director, Bar-S Foods
One Franklin Parkway                                                                                   (meat packing company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (72)            Trustee            Since 1989           143                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (52)               Trustee            Since 1998           98                         Director, Amerada Hess
One Franklin Parkway                                                                                   Corporation (exploration
San Mateo, CA 94403-1906                                                                               and refining of oil and gas);
                                                                                                       H.J. Heinz Company (processed
                                                                                                       foods and allied products);
                                                                                                       RTI International Metals,
                                                                                                       Inc. (manufacture and
                                                                                                       distribution of titanium);
                                                                                                       and Canadian National
                                                                                                       Railway (railroad).
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

FRANK W.T. LAHAYE (75)              Trustee            Since 1986           115                        Director, The California
One Franklin Parkway                                                                                   Center for Land Recycling
San Mateo, CA 94403-1906                                                                               (redevelopment).
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


98 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                       LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION           TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (76)              Trustee            Since 1992           142                        Director, White Mountains
One Franklin Parkway                                                                                   Insurance Group, Ltd.
San Mateo, CA 94403-1906                                                                               (holding company); Martek
                                                                                                       Biosciences Corporation;
                                                                                                       MedImmune, Inc.
                                                                                                       (biotechnology); and
                                                                                                       Overstock.com (Internet
                                                                                                       services); and FORMERLY,
                                                                                                       Director, MCI Communication
                                                                                                       Corporation (subsequently
                                                                                                       known as MCI WorldCom, Inc.
                                                                                                       and WorldCom, Inc.)
                                                                                                       (communications services)
                                                                                                       (1988-2002) and Spacehab,
                                                                                                       Inc. (aerospace services)
                                                                                                       (1994-2003).
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                      LENGTH OF             FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                POSITION        TIME SERVED            BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------

**EDWARD B. JAMIESON (56)           Trustee President  Trustee & President  10                          None
One Franklin Parkway                and Chief          since 1993 and
San Mateo, CA 94403-1906            Executive          Chief Executive
                                    Officer-           Officer-
                                    Investment         Investment
                                    Management         Management
                                                       since 2002
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (71)           Trustee and        Trustee since        142                         None
One Franklin Parkway                Chairman of        1986 and
San Mateo, CA 94403-1906            the Board          Chairman of the
                                                       Board since 1993

-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 99

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                       LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION           TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (64)       Trustee and        Trustee since        125                        None
One Franklin Parkway                Vice President     1987 and Vice
San Mateo, CA 94403-1906                               President since
                                                       1986
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

MARK BOYADJIAN (40)                 Vice President     Since April 2003     Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Templeton Worldwide, Inc.; and officer of three of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (59)                Vice President     Since 1986           Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

JAMES M. DAVIS (52)                 Chief              Since July 2004      Not Applicable             None
One Franklin Parkway                Compliance
San Mateo, CA 94403-1906            Officer
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.,
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------

LAURA FERGERSON (42)                Treasurer          Since July 2004      Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------------------------------------------------------------------------


100 | Annaul Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                       LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION           TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (44)             Vice President     Since 1995           Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (57)               Senior Vice        Since 2002           Not Applicable             None
500 East Broward Blvd.              President and
Suite 2100                          Chief
Fort Lauderdale, FL 33394-3091      Executive
                                    Officer-
                                    Finance and
                                    Administration
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (57)                  Vice President     Since 2000           Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (57)               Vice President     Since 2000           Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 101

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                       LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION           TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)              Vice               Since 2002           Not Applicable             Director, FTI Banque, Arch
600 Fifth Avenue                    President -                                                        Chemicals, Inc. and Lingnan
Rockefeller Center                  AML                                                                Foundation.
New York, NY 10048-0772             Compliance
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (67)              Vice President     Since 2000           Not Applicable             None
One Franklin Parkway                and Secretary
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------

GALEN G. VETTER (53)                Chief Financial    Since May 2004       Not Applicable             None
500 East Broward Blvd.              Officer and
Suite 2100                          Chief
Fort Lauderdale, FL 33394-3091      Accounting
                                    Officer
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer of Franklin Advisers, Inc., which is the Trust's adviser.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


102 | Annual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

                                                           ----------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------------
                                                              2004           2003          2002            2001           2000
                                                           ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $     9.18     $     9.39     $     9.47     $     9.30     $     9.31
                                                           ----------------------------------------------------------------------
Income from investment operations:
 Net investment income .................................         .213           .209           .354           .552           .555

 Net realized and unrealized gains (losses) ............        (.003)         (.064)          .012           .213          (.010)
                                                           ----------------------------------------------------------------------
Total from investment operations .......................         .210           .145           .366           .765           .545
                                                           ----------------------------------------------------------------------
Less distributions from net investment income ..........        (.320)         (.355)         (.446)         (.600)         (.555)
                                                           ----------------------------------------------------------------------
Net asset value, end of year ...........................   $     9.07     $     9.18     $     9.39     $     9.47     $     9.30
                                                           ======================================================================

Total return(a) ........................................         2.32%          1.56%          4.08%          8.52%          6.03%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $  626,081     $  661,213     $  572,510     $  253,547     $  232,949
Ratios to average net assets:
 Expenses ..............................................          .42%           .41%           .41%           .42%           .43%
 Net investment income .................................         2.31%          2.15%          3.77%          5.88%          5.96%
Portfolio turnover rate ................................        49.67%        130.32%         85.05%          2.49%         12.68%
Portfolio turnover rate excluding
 mortgage dollar rolls(b) ..............................        45.38%         96.52%         85.05%          2.49%         12.68%

(a)   Total return is not annualized for periods less than one year.

(b)   See Note 1(c) regarding mortgage dollar rolls.


                        Annual Report | See notes to financial statements. | 103

ADJUSTABLE RATE SECURITIES PORTFOLIOS

STATEMENT OF INVESTMENTS, OCTOBER 31, 2004

---------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AND AGENCY SECURITIES 92.6%
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 21.7%
   Cap 10.09%, Margin 1.98% + CMT, Resets Annually, 4.091%, 2/01/33 ....................     $  3,300,214     $   3,386,043
   Cap 10.46%, Margin 2.39% + CMT, Resets Annually, 5.448%, 8/01/32 ....................        2,920,532         2,977,863
   Cap 10.69%, Margin 2.51% + CMT, Resets Annually, 5.655%, 9/01/32 ....................        2,922,322         2,986,587
   Cap 10.85%, Margin 2.74% + COFI, Resets Monthly, 4.508%, 4/01/25 ....................        3,087,012         3,105,706
   Cap 10.885%, Margin 2.32% + CMT, Resets Annually, 5.545%, 5/01/32 ...................        5,949,573         6,144,191
   Cap 10.98%, Margin 2.25% + CMT, Resets Annually, 5.97%, 9/01/31 .....................        1,815,532         1,861,287
   Cap 11.00%, Margin 1.91% + 12ML, Resets Annually, 6.077%, 8/01/31 ...................          687,245           709,631
   Cap 11.18%, Margin 2.23% + CMT, Resets Annually, 6.167%, 9/01/31 ....................        1,764,897         1,832,744
   Cap 11.21%, Margin 1.91% + 12ML, Resets Annually, 6.215%, 8/01/31 ...................          536,159           553,463
   Cap 11.21%, Margin 2.20% + CMT, Resets Annually, 3.666%, 10/01/24 ...................        2,592,322         2,684,737
   Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 3.00%, 11/01/16 ...................          926,432           948,255
   Cap 11.434%, Margin 2.365% + CMT, Resets Annually, 3.701%, 4/01/30 ..................          615,718           630,122
   Cap 11.435%, Margin 2.198% + CMT, Resets Annually, 3.843%, 9/01/27 ..................          622,027           640,202
   Cap 11.466%, Margin 2.253% + CMT, Resets Annually, 3.685%, 10/01/25 .................        1,394,719         1,432,055
   Cap 11.633%, Margin 2.076% + CMT, Resets Annually, 5.489%, 7/01/27 ..................          731,516           747,552
   Cap 11.65%, Margin 2.26% + CMT, Resets Annually, 3.682%, 11/01/29 ...................        8,133,117         8,483,252
   Cap 11.963%, Margin 2.24% + CMT, Resets Annually, 5.235%, 8/01/32 ...................        7,728,725         7,961,607
   Cap 11.98%, Margin 2.50% + 5CMT, Resets Every 5 Years, 6.064%, 8/01/29 ..............        6,121,226         6,348,637
   Cap 11.99%, Margin 2.478% + 3CMT, Resets Every 3 Years, 5.885%, 11/01/35 ............        1,215,230         1,267,684
   Cap 12.00%, Margin 2.41% + CMT, Resets Annually, 3.856%, 11/01/25 ...................        2,013,592         2,094,703
   Cap 12.012%, Margin 2.297% + 5CMT, Resets Every 5 Years, 6.798%, 5/01/26 ............          616,960           637,094
   Cap 12.069%, Margin 2.23% + 3CMT, Resets Every 3 Years, 4.992%, 6/01/26 .............          615,923           636,174
   Cap 12.07%, Margin 2.39% + CMT, Resets Annually, 6.036%, 7/01/29 ....................          936,768           981,686
   Cap 12.20%, Margin 2.426% + CMT, Resets Annually, 4.168%, 11/01/29 ..................        2,319,990         2,393,395
   Cap 12.22%, Margin 2.23% + CMT, Resets Annually, 4.425%, 3/01/32 ....................        1,008,450         1,028,846
   Cap 12.364%, Margin 2.051% + COFI, Resets Annually, 3.941%, 11/01/25 ................        9,137,715         9,177,302
   Cap 12.427%, Margin 2.225% + 5CMT, Resets Every 5 Years, 7.747%, 12/01/27 ...........          134,327           139,317
   Cap 12.52%, Margin 1.82% + CMT, Resets Annually, 3.67%, 6/01/29 .....................        5,163,536         5,315,368
   Cap 12.52%, Margin 2.48% + CMT, Resets Annually, 3.928%, 12/01/30 ...................        3,384,569         3,539,154
   Cap 12.54%, Margin 2.34% + CMT, Resets Annually, 4.556%, 4/01/25 ....................        2,770,732         2,839,457
   Cap 12.59%, Margin 2.71% + CMT, Resets Annually, 4.364%, 12/01/28 ...................        1,271,932         1,304,270
   Cap 12.732%, Margin 2.44% + CMT, Resets Annually, 5.75%, 5/01/32 ....................        1,352,554         1,396,781
   Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 3.601%, 7/01/18 ...................          336,128           345,378
   Cap 12.79%, Margin 2.24% + CMT, Resets Annually, 3.734%, 8/01/30 ....................        6,638,439         6,874,996
   Cap 12.806%, Margin 2.230% + CMT, Resets Annually, 3.688%, 4/01/18 ..................        1,466,320         1,517,676
   Cap 12.89%, Margin 1.80% + COFI, Resets Semi-Annually, 3.607%, 12/01/19 .............        4,330,810         4,456,770
   Cap 12.90%, Margin 2.31% + CMT, Resets Annually, 3.709%, 8/01/27 ....................        3,003,009         3,123,490
   Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 3.527%, 9/01/19 ...................          969,204           998,327
   Cap 13.022%, Margin 1.749% + 6 Month TB, Resets Semi-Annually, 3.114%, 10/01/29 .....          333,231           341,567
   Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 3.165%, 12/01/16 .................          563,979           580,033
   Cap 13.175%, Margin 2.233% + CMT, Resets Annually, 3.593%, 5/01/25 ..................          718,593           743,788
   Cap 13.191%, Margin 1.841% + CMT, Resets Annually, 3.992%, 1/01/23 ..................        1,128,776         1,156,785
   Cap 13.23%, Margin 2.06% + CMT, Resets Annually, 3.425%, 4/01/29 ....................        2,944,505         3,037,721
   Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 4.027%, 10/01/18 .................          277,328           286,629
   Cap 13.27%, Margin 1.963% + CMT, Resets Annually, 3.385%, 5/01/20 ...................        3,378,278         3,479,283
   Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 3.365%, 3/01/19 ..................          158,074           163,734
   Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 3.421%, 3/01/18 ..................          449,764           467,038


104 | Annual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

---------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (CONT.)
   Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 3.375%, 4/01/19 ....................     $  1,747,593     $   1,808,397
   Cap 13.547%, Margin 2.405% + CMT, Resets Annually, 7.588%, 8/01/30 ..................          654,620           668,065
   Cap 13.64%, Margin 2.29% + CMT, Resets Annually, 3.865%, 1/01/23 ....................        8,833,038         9,123,875
   Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 3.956%, 7/01/20 ...................          246,008           255,770
   Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 4.175%, 11/01/19 .................          125,044           129,257
   Cap 13.883%, Margin 2.462% + CMT, Resets Annually, 3.949%, 6/01/26 ..................        7,455,693         7,751,900
   Cap 14.244%, Margin 2.10% + CMT, Resets Annually, 3.637%, 9/01/18 ...................        1,852,352         1,901,419
   Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 6.929%, 12/01/21 ...........          111,609           111,429
   Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 3.856%, 2/01/19 ...................          346,032           351,180
                                                                                                              -------------
                                                                                                                135,859,672
                                                                                                              -------------

   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 51.8%
   Cap 10.067%, Margin 2.30% + CMT, Resets Annually, 5.049%, 9/01/32 ...................        5,121,885         5,255,251
   Cap 10.16%, Margin 2.18% + CMT, Resets Annually, 5.163%, 2/01/32 ....................        1,486,705         1,529,039
   Cap 10.39%, Margin 1.25% + COFI, Resets Monthly, 3.066%, 3/01/35 ....................        8,835,466         8,969,864
   Cap 10.45%, Margin 2.33% + COFI, Resets Monthly, 4.20%, 1/01/25 .....................        5,676,797         5,765,738
   Cap 10.50%, Margin 2.31% + CMT, Resets Annually, 5.502%, 8/01/32 ....................        1,376,873         1,402,678
   Cap 10.53%, Margin 2.27% + CMT, Resets Annually, 5.527%, 5/01/32 ....................        2,275,510         2,292,731
   Cap 10.64%, Margin 2.176% + CMT, Resets Annually, 5.349%, 6/01/32 ...................        5,406,207         5,535,588
   Cap 10.71%, Margin 2.00% + CMT, Resets Annually, 3.293%, 10/01/32 ...................          543,445           555,777
   Cap 10.73%, Margin 2.25% + CMT, Resets Annually, 5.625%, 2/01/32 ....................        1,124,347         1,144,745
   Cap 10.78%, Margin 2.31% + CMT, Resets Annually, 5.733%, 6/01/32 ....................        2,047,408         2,099,473
   Cap 10.80%, Margin 2.22% + CMT, Resets Annually, 4.78%, 9/01/32 .....................       11,094,527        11,379,023
   Cap 10.81%, Margin 2.26% + CMT, Resets Annually, 4.811%, 11/01/17 ...................        3,464,225         3,516,705
   Cap 10.82%, Margin 2.02% + CMT, Resets Annually, 5.807%, 2/01/31 ....................          712,257           732,559
   Cap 10.895%, Margin 2.259% + CMT, Resets Annually, 5.806%, 11/01/31 .................        1,082,598         1,114,097
   Cap 11.006%, Margin 2.12% + CMT, Resets Annually, 5.711%, 8/01/29 ...................        1,074,217         1,112,960
   Cap 11.06%, Margin 1.98% + CMT, Resets Annually, 3.242%, 3/01/22 ....................           59,627            61,465
   Cap 11.12%, Margin 1.50% + COFI, Resets Annually,  3.321%, 7/01/24 ..................        1,896,339         1,926,542
   Cap 11.13%, Margin 2.147% + CMT, Resets Annually, 5.051%, 8/01/29 ...................          452,292           467,533
   Cap 11.135%, Margin 2.34% + CMT, Resets Annually, 6.043%, 5/01/31 ...................          435,337           449,131
   Cap 11.16%, Margin 2.24% + CMT, Resets Annually, 3.786%, 11/01/30 ...................       10,267,294        10,626,809
   Cap 11.21%, Margin 2.09% + CMT, Resets Annually, 5.291%, 3/01/32 ....................        1,797,539         1,842,304
   Cap 11.24%, Margin 2.106% + CMT, Resets Annually, 3.527%, 11/01/27 ..................          848,262           869,125
   Cap 11.26%, Margin 2.31% + CMT, Resets Annually, 6.212%, 7/01/31 ....................          265,467           272,452
   Cap 11.329%, Margin 2.215% + CMT, Resets Annually, 5.316%, 5/01/32 ..................        1,968,620         1,996,522
   Cap 11.40%, Margin 1.88% + CMT, Resets Annually, 5.829%, 7/01/32 ....................        1,513,930         1,553,321
   Cap 11.475%, Margin 2.09% + CMT, Resets Annually, 5.496%, 4/01/32 ...................        3,766,565         3,870,715
   Cap 11.49%, Margin 1.65% + 12ML, Resets Annually, 5.35%, 10/01/31 ...................        2,068,653         2,135,064
   Cap 11.53%, Margin 2.35% + CMT, Resets Annually, 6.426%, 4/01/30 ....................        1,870,961         1,940,579
   Cap 11.531%, Margin 2.231% + CMT, Resets Annually, 4.019%, 12/01/32 .................        3,147,443         3,243,876
   Cap 11.581%, Margin 2.18% + CMT, Resets Annually, 4.09%, 8/01/31 ....................        2,034,236         2,073,559
   Cap 11.61%, Margin 2.26% + CMT, Resets Annually, 3.914%, 9/01/39 ....................        2,317,121         2,387,949
   Cap 11.635%, Margin 2.436% + CMT, Resets Annually, 5.485%, 6/01/32 ..................        2,121,153         2,180,030
   Cap 11.662%, Margin 2.47% + CMT, Resets Annually, 3.858%, 8/01/28 ...................        5,688,426         5,882,658
   Cap 11.684%, Margin 1.25% + COFI, Resets Semi-Annually, 3.086%, 5/01/19 .............        1,485,911         1,508,040
   Cap 11.705%, Margin 2.19% + CMT, Resets Annually, 3.839%, 11/01/36 ..................        2,437,304         2,507,365
   Cap 11.73%, Margin 2.33% + CMT, Resets Annually, 4.422%, 2/01/29 ....................          456,946           467,642


                                                             Annual Report | 105

ADJUSTABLE RATE SECURITIES PORTFOLIOS

---------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
   Cap 11.80%, Margin 2.27% + CMT, Resets Annually, 5.796%, 3/01/32 ....................     $  1,861,967     $   1,896,706
   Cap 11.836%, Margin 2.12% + CMT, Resets Annually, 5.69%, 6/01/31 ....................        1,533,336         1,576,282
   Cap 11.869%, Margin 2.12% + CMT, Resets Annually, 4.363%, 2/01/30 ...................          646,111           666,105
   Cap 11.884%, Margin 2.211% + CMT, Resets Annually, 4.072%, 2/01/25 ..................          148,871           152,585
   Cap 11.89%, Margin 1.25% + COFI, Resets Monthly, 3.008%, 6/01/32 ....................        7,761,985         7,868,025
   Cap 11.895%, Margin 2.11% + CMT, Resets Annually, 5.944%, 3/01/32 ...................       11,037,298        11,198,540
   Cap 11.901%, Margin 2.373% + CMT, Resets Annually, 3.724%, 5/01/29 ..................        1,137,264         1,171,456
   Cap 11.93%, Margin 2.00% + CMT, Resets Annually, 5.246%, 6/01/32 ....................          908,254           934,802
   Cap 11.93%, Margin 2.13% + CMT, Resets Annually, 5.974%, 7/01/31 ....................        1,091,860         1,119,726
   Cap 11.94%, Margin 2.352% + CMT, Resets Annually, 5.066%, 9/01/29 ...................          323,385           332,089
   Cap 11.96%, Margin 2.15% + CMT, Resets Annually, 5.946%, 6/01/31 ....................        2,023,143         2,074,786
   Cap 11.966%, Margin 1.25% + COFI, Resets Semi-Annually, 3.035%, 4/01/22 .............        1,843,584         1,879,458
   Cap 11.97%, Margin 2.14% + CMT, Resets Annually, 5.983%, 9/01/31 ....................        1,539,006         1,564,402
   Cap 12.008%, Margin 2.176% + CMT, Resets Annually, 6.023%, 2/01/32 ..................        2,275,883         2,341,783
   Cap 12.06%, Margin 1.67% + CMT, Resets Annually, 5.755%, 7/01/31 ....................          165,699           168,701
   Cap 12.066%, Margin 2.05% + 3CMT, Resets Every 3 Years, 5.32%, 6/01/29 ..............        2,317,154         2,384,827
   Cap 12.119%, Margin 2.235% + CMT, Reset Annually, 7.123%, 1/01/31 ...................          248,093           258,479
   Cap 12.13%, Margin 2.598% + CMT, Resets Annually, 4.684%, 9/01/25 ...................        1,583,964         1,628,694
   Cap 12.181%, Margin 2.628% + CMT, Resets Annually, 4.291%, 6/01/28 ..................        4,967,090         5,112,059
   Cap 12.233%, Margin 1.702% + COFI, Resets Semi-Annually, 5.327%, 1/01/19 ............        1,421,610         1,413,550
   Cap 12.25%, Margin 1.25% + COFI, Resets Annually, 3.008%, 3/01/33 ...................        4,946,014         5,020,138
   Cap 12.31%, Margin 1.62% + COFI, Resets Semi-Annually, 3.402%, 4/01/19 ..............        1,664,378         1,689,637
   Cap 12.312%, Margin 1.90% + COFI, Resets Semi-Annually, 3.721%, 10/01/22 ............        1,583,854         1,607,873
   Cap 12.353%, Margin 2.30% + CMT, Resets Annually, 5.324%, 11/01/31 ..................          999,889         1,033,800
   Cap 12.368%, Margin 2.123% + 6 Month TB, Resets Semi-Annually, 3.292%, 1/01/29 ......        1,543,642         1,584,394
   Cap 12.37%, Margin 1.25% + COFI, Resets Monthly, 3.121%, 1/01/29 ....................        6,817,586         6,928,126
   Cap 12.37%, Margin 1.37% + 6ML, Resets Semi-Annually, 5.437%, 9/01/32 ...............        1,667,617         1,689,099
   Cap 12.391%, Margin 1.57% + CMT, Resets Annually, 6.351%, 11/01/31 ..................        3,168,906         3,215,448
   Cap 12.42%, Margin 1.25% + COFI, Resets Monthly, 3.12%, 1/01/18 .....................       12,792,719        12,979,342
   Cap 12.435%, Margin 2.146% + CMT, Resets Annually, 4.715%, 8/01/29 ..................          264,991           268,379
   Cap 12.47%, Margin 1.25% + COFI, Resets Annually, 3.066%, 8/01/33 ...................       14,258,736        14,473,022
   Cap 12.494%, Margin 2.27% + CMT, Resets Annually, 6.008%, 4/01/31 ...................        5,463,134         5,472,296
   Cap 12.527%, Margin 2.25% + CMT, Resets Annually, 3.886%, 12/01/27 ..................        2,195,874         2,265,008
   Cap 12.563%, Margin 2.12% + CMT, Resets Annually, 3.629%, 10/01/24 ..................       14,432,834        15,000,037
   Cap 12.57%, Margin 1.77% + COFI, Resets Monthly, 3.565%, 1/01/19 ....................        2,852,120         2,889,565
   Cap 12.57%, Margin 2.23% + CMT, Resets Annually, 3.727%, 5/01/25 ....................        1,805,734         1,861,310
   Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 5.294%, 11/01/18 .....          269,473           271,330
   Cap 12.61%, Margin 2.508% + CMT, Resets Annually, 4.101%, 1/01/29 ...................        2,048,866         2,119,787
   Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 4.219%, 11/01/17 ..................        3,805,177         3,900,796
   Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 3.702%, 3/01/19 ....................          685,729           704,123
   Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 3.875%, 10/01/28 ....................          141,698           143,795
   Cap 12.65%, Margin 1.84%, + COFI, Resets Annually,  3.598%, 4/01/34 .................       11,255,286        11,473,764
   Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 3.184%, 1/01/19 ........        1,231,340         1,244,773
   Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 7.00%, 1/01/19 ....................           62,873            64,549
   Cap 12.70%, Margin 2.23% + CMT, Resets Annually, 4.308%, 3/01/30 ....................          513,591           523,748
   Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 3.33%, 9/01/18 ....................        6,879,883         6,998,734
   Cap 12.705%, Margin 1.25% + COFI, Resets Annually, 3.834%, 5/01/36 ..................        5,960,089         6,078,275
   Cap 12.76%, Margin 1.25% + COFI, Resets Annually, 3.086%, 5/01/18 ...................        7,468,511         7,617,456


106 | Annual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

---------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
   Cap 12.763%, Margin 1.25% + COFI, Resets Monthly, 3.166%, 6/01/20 ...................     $  2,374,069     $   2,423,906
   Cap 12.77%, Margin 2.00% + CMT, Resets Annually, 3.508%, 4/01/27 ....................        6,535,688         6,721,389
   Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 3.703%, 11/01/20 ..................          430,197           443,690
   Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 3.334%, 5/01/19 ...................          870,108           894,250
   Cap 12.808%, Margin 1.25% + COFI, Resets Monthly, 3.637%, 5/01/36 ...................        3,753,848         3,827,690
   Cap 12.81%, Margin 2.25% + CMT, Resets Annually, 6.582%, 9/01/30 ....................          554,596           571,214
   Cap 12.840%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 5.31%, 6/01/17 .......          185,181           187,365
   Cap 12.848%, Margin 1.968% + CMT, Resets Annually, 3.789%, 12/01/17 .................          225,408           230,353
   Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 6.087%, 10/01/17 ............          447,608           457,744
   Cap 12.85%, Margin 2.27% + CMT, Resets Annually, 6.715%, 8/01/30 ....................          878,971           888,827
   Cap 12.85%, Margin 2.27% + CMT, Resets Annually, 6.77%, 9/01/30 .....................        1,190,223         1,204,478
   Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 4.694%, 7/01/17 .......        1,504,296         1,540,064
   Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 3.066%, 2/01/19 ...................           12,609            12,815
   Cap 12.953%, Margin 2.125% + 6 Month TB, Resets Semi-Annually, 3.535%, 4/01/18 ......          386,592           395,689
   Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 3.756%, 12/01/19 .................          502,084           520,193
   Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 3.669%, 6/01/19 ....................          567,633           589,598
   Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.852%, 2/01/20 ....................        1,798,732         1,843,741
   Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 3.133%, 12/01/20 .......          476,323           482,513
   Cap 13.04%, Margin 2.24% + CMT, Resets Annually, 3.681%, 6/01/27 ....................        1,783,501         1,849,534
   Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 3.466%, 4/01/19 ..................        1,347,655         1,400,926
   Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 3.589%, 6/01/19 ..................          795,455           819,782
   Cap 13.128%, Margin 2.02% + COFI, Resets Semi-Annually, 3.728%, 6/01/19 .............          703,845           713,315
   Cap 13.13%, Margin 2.19% + CMT, Resets Annually, 5.871%, 1/01/31 ....................        1,413,181         1,483,083
   Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 5.651%, 11/01/26 .....          298,737           305,146
   Cap 13.245%, Margin 2.178% + 3CMT, Resets Every 3 Years, 5.478%, 1/01/26 ............        1,059,833         1,106,285
   Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 3.388%, 6/01/19 ...................          632,143           649,737
   Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 3.87%, 10/01/19 ...................          944,203           965,463
   Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 3.654%, 9/01/22 ..................        2,142,882         2,209,342
   Cap 13.46%, Margin 2.25% + CMT, Resets Annually, 7.521%, 10/01/30 ...................        1,347,285         1,406,406
   Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 3.537%, 8/01/26 ....................          251,906           255,344
   Cap 13.65%, Margin 2.00% + NCI, Resets Annually, 4.375%, 1/01/17 ....................        1,181,746         1,206,011
   Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 3.587%, 3/01/21 ..................          328,773           340,482
   Cap 13.688%, Margin 2.179% + 3CMT, Resets Every 3 Years, 5.793%, 3/01/26 ............        1,607,063         1,687,674
   Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 3.591%, 12/01/20 .................          885,344           913,007
   Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 3.462%, 3/01/19 ...................          295,217           306,399
   Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.52%, 7/01/24 .........          805,698           803,321
   Cap 13.85%, Margin 2.13% + 3CMT, Resets Every 3 Years, 4.661%, 3/01/22 ..............           62,585            64,263
   Cap 13.86%, Margin 1.842% + CMT, Resets Annually, 3.615%, 8/01/16 ...................           48,136            49,159
   Cap 13.875%, Margin 1.975% + CMT, Resets Annually, 3.225%, 3/01/18 ..................          454,188           466,624
   Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 3.607%, 2/01/19 ...................          372,079           385,240
   Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 3.818%, 12/01/18 ..................          453,873           467,347
   Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 3.681%, 1/01/19 ..................          992,687         1,019,646
   Cap 14.083%, Margin 1.74% + CMT, Resets Annually, 3.133%, 3/01/20 ...................        5,422,020         5,606,143
   Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 5.827%, 5/01/21 .............          725,442           753,955
   Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 3.664%, 3/01/20 ...................          369,223           375,842
   Cap 14.437%, Margin 1.845% + CMT, Resets Annually, 3.705%, 10/01/14 .................          201,745           205,338
   Cap 14.561%, Margin 2.199% + 3CMT, Resets Every 3 Years, 5.781%, 12/01/24 ...........        1,130,205         1,172,279
   Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 5.349%, 8/01/22 .............          255,162           264,648


                                                             Annual Report | 107

ADJUSTABLE RATE SECURITIES PORTFOLIOS

---------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
   Cap 14.725%, Margin 2.42% + CMT, Resets Annually, 3.754%, 6/01/19 ...................     $    970,486     $     999,327
   Cap 14.769%, Margin 2.265% + 6 Month DR, Resets Semi-Annually, 7.42%, 3/01/25 .......          415,051           420,544
   Cap 14.77%, Margin 2.61% + 3CMT, Resets Every 3 Years, 5.991%, 3/01/20 ..............          393,686           411,486
   Cap 14.784%, Margin 1.87% + 3CMT, Resets Every 3 Years, 5.48%, 5/01/21 ..............        1,476,794         1,529,026
   Cap 14.804%, Margin 2.186% + 3CMT, Resets Every 3 Years, 4.99%, 12/01/17 ............          291,233           299,711
   Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 3.186%, 1/01/16 ...................        1,803,731         1,841,417
   Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 3.953%, 5/01/19 ..................          661,809           680,533
                                                                                                              -------------
                                                                                                                324,199,872
                                                                                                              -------------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 19.1%
   Cap 9.50%, Margin 1.50% + CMT, Resets Annually, 3.375%, 4/20/32......................       11,285,969        11,320,104
   Cap 9.50%, Margin 1.50% + CMT, Resets Annually, 3.375%, 6/20/32......................       13,713,183        13,804,812
   Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 4.625%, 10/20/23....................        3,628,984         3,667,013
   Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 3.375%, 3/20/24.....................        3,127,908         3,146,864
   Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 3.375%, 6/20/30.....................        3,226,996         3,243,985
   Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 3.50%, 7/20/32......................       11,496,432        11,656,242
   Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.375%, 4/20/22.....................        2,097,944         2,110,457
   Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.75%, 9/20/22......................          852,011           860,738
   Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.625%, 11/20/23....................        4,493,044         4,548,553
   Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.625%, 10/20/24....................          543,482           550,289
   Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.625%, 10/20/26....................          630,982           639,088
   Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.375%, 1/20/27.....................        3,569,927         3,600,264
   Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.75%, 9/20/27......................          776,828           785,489
   Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.625%, 10/20/27....................       11,404,900        11,553,919
   Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.375%, 2/20/28.....................        6,204,366         6,258,873
   Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.375%, 4/20/28.....................        2,237,443         2,253,943
   Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.50%, 7/20/29......................        2,934,784         2,954,451
   Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.375%, 4/20/30.....................        1,918,609         1,931,153
   Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.375%, 6/20/31.....................        1,375,448         1,386,558
   Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 3.375%, 2/20/23.....................        1,895,751         1,911,819
   Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 3.75%, 7/20/23......................          880,060           889,871
   Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 4.625%, 10/20/23....................        6,039,071         6,118,092
   Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 3.375%, 5/20/24.....................        1,540,962         1,551,907
   Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 3.75%, 7/20/24......................        4,187,090         4,234,572
   Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 3.50%, 7/20/29......................        1,132,965         1,146,028
   Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 3.50%, 7/20/30......................        2,091,598         2,101,407
   Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 4.75%, 7/20/25......................           89,844            89,527
   Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 3.75%, 7/20/21......................          952,769           967,807
   Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 3.375%, 1/20/23.....................        2,457,905         2,491,489
   Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 3.375%, 2/20/23.....................        1,491,389         1,511,814
   Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 3.50%, 7/20/30......................        2,967,490         3,008,087
   Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 3.50%, 8/20/30......................        1,865,595         1,891,531
   Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 3.75%, 9/20/22......................        1,044,893         1,059,457
   Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 4.625%, 12/20/24....................        1,034,094         1,051,068
   Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 3.75%, 7/20/25......................        2,980,744         3,024,598
                                                                                                              -------------
                                                                                                                119,321,869
                                                                                                              -------------
   TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $582,322,850)......................                        579,381,413
                                                                                                              -------------


108 | Annual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

---------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
   MISCELLANEOUS MORTGAGE-BACKED SECURITIES (COST $126,902)
   Travelers Mortgage Services Inc., Cap 13.95%, Margin 2.25% + CMT, Resets Annually,
   4.119%, 12/25/18 ....................................................................     $    124,758     $     127,862
                                                                                                              -------------
   TOTAL LONG TERM INVESTMENTS (COST $582,449,752)......................................                        579,509,275
                                                                                                              -------------

   REPURCHASE AGREEMENT (COST $42,672,265) 6.8%
(a)Joint Repurchase Agreement, 1.817%, 11/01/04 (Maturity Value $42,678,726)............       42,672,265        42,672,265
      ABN AMRO Bank, N.V., New York Branch (Maturity Value $3,956,745)
      Banc of America Securities LLC (Maturity Value $3,956,745)
      Barclays Capital Inc. (Maturity Value $3,956,745)
      Bear, Stearns & Co. Inc. (Maturity Value $2,110,889)
      BNP Paribas Securities Corp. (Maturity Value $3,956,745)
      Credit Suisse First Boston LLC (Maturity Value $1,055,444)
      Deutsche Bank Securities Inc. (Maturity Value $3,956,745)
      Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $3,956,744)
      Greenwich Capital Markets Inc. (Maturity Value $3,956,745)
      Lehman Brothers Inc. (Maturity Value $3,901,689)
      Morgan Stanley & Co. Inc. (Maturity Value $3,956,745)
      UBS Securities LLC (Maturity Value $3,956,745)
        Collateralized by U.S. Government Agency Securities, 0.00 - 7.00%,
         11/12/04 - 9/15/09; (b)U.S. Treasury Bills, 1/13/05; and U.S. Treasury
         Notes, 1.625 - 6.75%, 12/31/04 - 9/15/09
                                                                                                              -------------
   TOTAL INVESTMENTS (COST $625,122,017) 99.4%..........................................                        622,181,540
   OTHER ASSETS, LESS LIABILITIES .6%...................................................                          3,899,228
                                                                                                              -------------
   NET ASSETS 100.0%....................................................................                      $ 626,080,768
                                                                                                              =============

PORTFOLIO ABBREVIATIONS | 3CMT - 3 Year Constant Maturity Treasury Index | 5CMT - 5 Year Constant Maturity Treasury Index
                        | 6ML - 6 Month LIBOR | 12ML - 12 Month LIBOR | CMT - 1 Year Constant Maturity Treasury Index
                        | COFI - Eleventh District Cost of Funds Index | DR - Discount Rate
                        | NCI - National Median Cost of Funds Index | TB - Treasury Bill Rate

(a)   See Note 1(b) regarding joint repurchase agreement.

(b)   Security is traded on a discount basis with a zero coupon.


                        Annual Report | See notes to financial Statements. | 109

ADJUSTABLE RATE SECURITIES PORTFOLIOS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2004

                                                          ------------------
                                                           U.S. GOVERNMENT
                                                           ADJUSTABLE RATE
                                                          MORTGAGE PORTFOLIO
                                                          ------------------
Assets:
   Investments in securities:
      Cost ............................................   $      625,122,017
                                                          ------------------
      Value ...........................................          622,181,540
Receivables:
      Investment securities sold ......................            3,089,547
      Interest ........................................            2,380,304
                                                          ------------------
         Total assets .................................          627,651,391
                                                          ------------------
Liabilities:
   Payables:
      Capital shares redeemed .........................            1,339,048
      Affiliates ......................................              214,165
   Other liabilities ..................................               17,410
                                                          ------------------
         Total liabilities ............................            1,570,623
                                                          ------------------
            Net assets, at value ......................   $      626,080,768
                                                          ------------------
Net assets consist of:
   Net unrealized appreciation (depreciation) .........           (2,940,477)
   Accumulated net realized gain (loss) ...............          (20,798,265)
   Capital shares .....................................          649,819,510
                                                          ------------------
Net assets, at value ..................................   $      626,080,768
                                                          ==================
CLASS A:
   Net assets, at value ...............................   $      626,080,768
                                                          ------------------
   Shares outstanding .................................           69,035,081
                                                          ------------------
   Net asset value and maximum offering price per share   $             9.07
                                                          ==================


110 | See notes to financial statements. | Annual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

STATEMENT OF OPERATIONS
for the year ended October 31, 2004

                                                          ------------------
                                                           U.S. GOVERNMENT
                                                           ADJUSTABLE RATE
                                                          MORTGAGE PORTFOLIO
                                                          ------------------
Investment income:
   Interest ...........................................   $       16,926,459
                                                          ------------------
Expenses:
   Management fees (Note 3) ...........................            2,482,201
   Custodian fees .....................................               12,931
   Reports to shareholders ............................                7,467
   Professional fees ..................................               20,450
   Trustees' fees and expenses ........................               40,371
   Other ..............................................               23,901
                                                          ------------------
      Total expenses ..................................            2,587,321
                                                          ------------------
        Net investment income .........................           14,339,138
                                                          ------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..........             (312,501)
   Net change in unrealized appreciation
    (depreciation) on investments .....................              476,913
                                                          ------------------
Net realized and unrealized gain (loss) ...............              164,412
                                                          ------------------
Net increase (decrease) in net assets resulting
 from operations ......................................   $       14,503,550
                                                          ==================


                        Annual Report | See notes to financial statements. | 111

ADJUSTABLE RATE SECURITIES PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended October 31, 2004 and 2003

                                                                            -------------------------------
                                                                            U.S. GOVERNMENT ADJUSTABLE RATE
                                                                                  MORTGAGE PORTFOLIO
                                                                            -------------------------------
                                                                                2004             2003
                                                                            -------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................   $  14,339,138    $   13,650,553
      Net realized gain (loss) from investments .........................        (312,501)        1,598,371
      Net change in unrealized appreciation (depreciation) on investments         476,913        (6,584,707)
                                                                            -------------------------------
         Net increase (decrease) in net assets resulting from operations       14,503,550         8,664,217
   Distributions to shareholders from net investment income .............     (21,701,882)      (24,152,220)
   Capital share transactions (Note 2) ..................................     (27,934,104)      104,191,546
                                                                            -------------------------------
         Net increase (decrease) in net assets ..........................     (35,132,436)       88,703,543
Net assets:
      Beginning of year .................................................     661,213,204       572,509,661
                                                                            -------------------------------
      End of year .......................................................   $ 626,080,768    $  661,213,204
                                                                            ===============================
Undistributed net investment income included in net assets:
        End of year .....................................................   $          --    $          698
                                                                            ===============================


112 | See notes to financial statements. | Annual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one portfolio, the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933. The investment objective of the Portfolio is to seek current income.

The following summarizes the Portfolio's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Mortgage-backed and asset-backed securities may be valued by the pricing services using matrix pricing which considers such factors as prices of comparable quality issues, prepayment speeds, yield, maturity, coupon, and credit ratings. If events occur that materially affect the values of securities after the prices are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Repurchase agreements are valued at cost. All security valuation procedures are approved by the Board of Trustees.

B. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2004, all repurchase agreements held by the Fund had been entered into on October 29, 2004.


                                                             Annual Report | 113

ADJUSTABLE RATE SECURITIES PORTFOLIOS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill their obligations.

D. INCOME TAXES

No provision has been made for income taxes because the Portfolio's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily. Such distributions are reinvested in additional shares of the Portfolio.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


114 | Annual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2004, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares were as follows:

                                   ----------------------------------------------------------------
                                                        YEAR ENDED OCTOBER 31,
                                   ----------------------------------------------------------------
                                                2004                              2003
                                   ----------------------------------------------------------------
                                      SHARES            AMOUNT          SHARES            AMOUNT
                                   ----------------------------------------------------------------
Shares sold ....................      11,543,809    $ 105,223,802       39,039,368    $ 363,442,959
Shares issued in reinvestment of
 distributions .................       2,378,763       21,701,833        2,599,534       24,152,220
Shares redeemed ................     (16,945,397)    (154,859,739)     (30,552,039)    (283,403,633)
                                   ----------------------------------------------------------------
Net increase (decrease) ........      (3,022,825)   $ (27,934,104)      11,086,863    $ 104,191,546
                                   ================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc (Advisers), the Portfolio's investment manager and trustees of Franklin Investors Securities Trust.

A. MANAGEMENT FEES

The Portfolio pays an investment management fee to Advisers of .400% of the first $5 billion of the Portfolio's month end net assets. Fees are further reduced on net assets over $5 billion.

B. OTHER AFFILIATED TRANSACTIONS

At October 31, 2004, all shares of the Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund.

4. INCOME TAXES

At October 31, 2004, the Portfolio had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

2007 ...............................   $   140,123
2008 ...............................       210,331
2009 ...............................     1,202,281
2010 ...............................     2,667,031
2011 ...............................     8,903,952
2012 ...............................     7,674,547
                                       -----------
                                       $20,798,265
                                       ===========


                                                             Annual Report | 115

ADJUSTABLE RATE SECURITIES PORTFOLIOS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

4. INCOME TAXES (CONTINUED)

On October 31, 2004, the Portfolio had expired capital loss carryovers of $419,303, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2004 and 2003, was as follows:

                                               ---------------------------
                                                  2004            2003
                                               ---------------------------
Distributions paid from ordinary income....    $21,701,882     $24,152,220
                                               ---------------------------

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll transactions and paydown losses.

At October 31, 2004, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ......................   $ 625,122,017
                                             -------------
Unrealized appreciation ..................   $   1,124,177
Unrealized depreciation ..................      (4,064,654)
                                             -------------
Net unrealized appreciation (depreciation)   $  (2,940,477)
                                             -------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended October 31, 2004, aggregated $285,896,336 and $307,936,276, respectively.

6. REGULATORY MATTERS

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS

A. INVESTIGATIONS

As part of various investigations by the Securities and Exchange Commission ("SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, Inc. ("NASD") relating to certain practices in the mutual fund industry, including late trading, market timing and market support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company received requests for information and/or subpoenas to testify or produce documents.


116 |  Annual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

6. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

A. INVESTIGATIONS (CONTINUED)

The Company and its current employees provided documents and information in response to these requests and subpoenas. In addition, the Company has responded, and in one instance, is currently responding to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

Franklin Templeton Investments Corp. ("FTIC"), a Company subsidiary and the investment manager of Franklin Templeton's Canadian mutual funds, has been cooperating with and responding to requests for information from the Ontario Securities Commission (the "OSC") relating to the OSC's review of frequent trading practices within the Canadian mutual fund industry. On December 10, 2004, FTIC received a letter indicating that the staff of the OSC is contemplating enforcement proceedings against FTIC before the OSC. In its letter, the OSC staff expressed the view that, over the period of February 1999 to February 2003, there were certain accounts that engaged in a frequent trading market timing strategy in certain funds being managed by FTIC. The letter also gave FTIC the opportunity to respond to the issues raised in the letter and to provide the OSC staff with additional information relevant to these matters. The Company expects to enter into discussions with the OSC staff in an effort to resolve the issues raised in the OSC's review. The Company cannot predict the likelihood of whether those discussions will result in a settlement, or the terms of any such settlement.

On December 9, 2004, the staff of the NASD informed the Company that it has made a preliminary determination to recommend a disciplinary proceeding against Franklin/Templeton Distributors, Inc. ("FTDI"), alleging that FTDI violated certain NASD rules by the use of directed brokerage commissions to pay for sales and marketing support. FTDI has also received a separate letter from the NASD staff advising FTDI of the NASD staff's preliminary determination to recommend a disciplinary proceeding against FTDI alleging violation of certain NASD rules relating to FTDI's Top Producers program. The Company believes that any such charges are unwarranted.

B. SETTLEMENTS

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc. reached an agreement with the SEC that resolved the issues resulting from the SEC's investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.


                                                             Annual Report | 117

ADJUSTABLE RATE SECURITIES PORTFOLIOS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

6. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

B. SETTLEMENTS (CONTINUED)

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to the administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statement of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that FTDI reached an agreement with the California Attorney General's Office ("CAGO"), resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. The Company believes that the settlement of the CAGO matter is in the best interest of the Company and its fund shareholders. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO for its investigative costs.


118 | Annual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

6. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

B. SETTLEMENTS (CONTINUED)

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Order").

The Company believes that the settlement of this matter is in the best interest of the Company and its fund shareholders. Under the terms of the Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Various subsidiaries of Franklin Resources, Inc., as well as certain funds managed by those subsidiaries, have also been named in multiple lawsuits filed in state courts in Illinois. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or the Company. Additionally, FTIC was recently served with a class action market timing complaint in Quebec, Canada.


                                                             Annual Report | 119

ADJUSTABLE RATE SECURITIES PORTFOLIOS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

6. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

In addition, the Company, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of the funds' shareholders.


120 | Annual Report

ADJUSTABLE RATE SECURITIES PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Adjustable Rate Mortgage Portfolio, (hereafter referred to as the "Portfolio") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
December 15, 2004


                                                             Annual Report | 121

BOARD MEMBERS AND OFFICERS

ADJUSTABLE RATE SECURITIES PORTFOLIOS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                       LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION           TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (83)           Trustee            Since 1991           113                        None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company).
-----------------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (72)               Trustee            Since 1991           142                        Director, Bar-S Foods
One Franklin Parkway                                                                                   (meat packing company).
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (72)            Trustee            Since 1991           143                        None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (52)               Trustee            Since April 2003     98                         Director, Amerada Hess
One Franklin Parkway                                                                                   Corporation (exploration and
San Mateo, CA 94403-1906                                                                               refining of oil and gas);
                                                                                                       H.J. Heinz Company
                                                                                                       (processed foods and allied
                                                                                                       products); RTI International
                                                                                                       Metals, Inc. (manufac- ture
                                                                                                       and distribution of
                                                                                                       titanium); and Canadian
                                                                                                       National Railway (railroad).
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------

FRANK W.T. LAHAYE (75)              Trustee            Since 1991               115                    Director, The California
One Franklin Parkway                                                                                   Center for Land Recycling
San Mateo, CA 94403-1906                                                                               (redevelopment).
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
-----------------------------------------------------------------------------------------------------------------------------------

122 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                       LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION           TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (76)              Trustee            Since 1992           142                        Director, White Mountains
One Franklin Parkway                                                                                   Insurance Group, Ltd.
San Mateo, CA 94403-1906                                                                               (holding company); Martek
                                                                                                       Biosciences Corporation;
                                                                                                       MedImmune, Inc.
                                                                                                       (biotechnology); and
                                                                                                       Overstock.com (Internet
                                                                                                       servic- es); and FORMERLY,
                                                                                                       Director, MCI Communication
                                                                                                       Corporation (subse- quently
                                                                                                       known as MCI WorldCom, Inc.
                                                                                                       and WorldCom, Inc.)
                                                                                                       (communi- cations services)
                                                                                                       (1988-2002) and Spacehab,
                                                                                                       Inc. (aerospace services)
                                                                                                       (1994-2003).
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                       LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION           TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (71)           Trustee and        Trustee since        142                        None
One Franklin Parkway                Chairman of        1991 and
San Mateo, CA 94403-1906            the Board          Chairman of the
                                                       Board since 1993
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------

**RUPERT H. JOHNSON, JR. (64)       Trustee,           Trustee since        125                        None
One Franklin Parkway                President and      1991 and
San Mateo, CA 94403-1906            Chief              President and
                                    Executive          Chief Executive
                                    Officer-           Officer-Investment
                                    Investment         Management
                                    Management         since 2002
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 123

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                       LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION           TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (79)           Trustee            Trustee since        18                         None
One Parker Plaza, 9th Floor                            1993
Fort Lee, NJ 07024
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (59)                Vice President     Since 1991           Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

JAMES M. DAVIS (52)                 Chief              Since July 2004      Not Applicable             None
One Franklin Parkway                Compliance
San Mateo, CA 94403-1906            Officer
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.,
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------

LAURA FERGERSON (42)                Treasurer          Since July 2004      Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (44)             Vice President     Since 1995           Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.


124 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                       LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION           TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)               Senior Vice        Since 2002          Not Applicable              None
500 East Broward Blvd.              President and
Suite 2100                          Chief
Fort Lauderdale, FL 33394-3091      Executive
                                    Officer-
                                    Finance and
                                    Administration
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (57)                  Vice President     Since 2000           Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (57)               Vice President     Since 2000           Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (67)              Vice               Since 2002           Not Applicable             Director, FTI Banque, Arch
600 Fifth Avenue                    President -                                                        Chemicals, Inc. and Lingnan
Rockefeller Center                  AML                                                                Foundation.
New York, NY 10048-0772             Compliance
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 125

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                       LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS               POSITION           TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)              Vice President     Since 2000           Not Applicable             None
One Franklin Parkway                and Secretary
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------

GALEN G. VETTER (53)                Chief Financial    Since May 2004       Not Applicable             None
500 East Broward Blvd.              Officer and
Suite 2100                          Chief
Fort Lauderdale, FL 33394-3091      Accounting
                                    Officer
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. William J. Lippman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


126 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                             Annual Report | 127

                      This page intentionally left blank.

LITERATURE REQUEST


LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN [R] (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global  Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET  ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton  Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5,6
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin  Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund
Tax-Free Income 7

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

Insurance Funds
Franklin Templeton Variable Insurance Products Trust 10

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


11/04                                              Not part of the annual report

     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
    INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906


[BOX]   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
        Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
Franklin Investors
Securities Trust



INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FIST2 A2004 12/04

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $207,600 for the fiscal year ended October 31, 2004 and $97,715 for the fiscal year ended October 31, 2003.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $48,724 for the fiscal year ended October 31, 2004 and $3,724 for the fiscal year ended October 31, 2003. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,314 for the fiscal year ended October 31, 2004 and $0 for the fiscal year ended October 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $98,686 for the fiscal year ended October 31, 2004 and $12,000 for the fiscal year ended October 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and a review of an ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $148,724 for the fiscal year ended October 31, 2004 and $15,724 for the fiscal year ended October 31, 2003.

(h) No disclosures are required by this Item 4(h).

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 16, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 16, 2004


By /s/Galen G. Vetter
      Chief Financial Officer
Date    December 16, 2004